UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22641

Franklin Alternative Strategies Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter May 31, 2017

Franklin K2 Alternative Strategies Fund

A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2017, the global economy expanded amid improved commodity prices, investor optimism about pro-growth policies in the U.S. and the victory of Emmanuel Macron as France’s president. The U.S. Federal Reserve (Fed) raised its federal funds rate in December 2016 and in March 2017 as policymakers cited ongoing economic expansion. Monetary policy around the globe also remained generally accommodative. In this environment, global developed stock markets, as measured by the MSCI World Index, posted a +17.09% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index, delivered a +27.88% total return.1 Global government bonds, as measured by the Citigroup World Government Bond Index, had a -0.46% total return.1

A couple of weeks after the end of the reporting period, the Fed raised its target range a quarter point to 1.00%–1.25%. Despite low inflation, the Fed made this decision amid signs of a strengthening labor market and moderately rising economic activity.

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct diligent, fundamental analysis of securities with a continual emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing market and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

In addition, Franklin K2 Alternative Strategies Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs.

Sincerely,

William Y. Yun, CFA

President and Chief Executive Officer – Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin K2 Alternative Strategies Fund

We are pleased to bring you Franklin K2 Alternative Strategies Fund’s annual report for the fiscal year ended May 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation with lower volatility relative to the broad equity markets. The Fund seeks to achieve its investment goal by allocating its assets across multiple non- traditional or “alternative” strategies, including but not limited to relative value, long short equity, global macro and event driven. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are independently managed by multiple subadvisors, while the Fund’s investment manager retains overall responsibility for the Fund’s investments. The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities including common stocks, preferred stocks, convertible securities, rights and warrants, private and registered investment vehicles and exchange-traded funds (ETFs); and debt securities including bonds, notes, debentures, banker’s acceptances and commercial paper; loans and loan participations; and mortgage-backed or other asset-backed securities, including collateralized debt obligations; as well as derivatives, commodities and currencies.

Performance Overview

The Fund’s Class A shares delivered a +6.07% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the BofA Merrill Lynch US 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +0.44% total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the HFRX Global Hedge Fund Index, which is designed to be representative of the overall composition of the hedge fund universe, generated a +5.98% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Strategy Allocation*

Based on Total Investments as of 5/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the period under review. In this environment, global developed and emerging market stocks rose significantly, as measured by the MSCI All Country World Index. Global markets were aided by accommodative monetary policies of various central banks, improved industrial commodity prices at certain points during the period, investor optimism about pro-growth policies in the U.S., continued hopes of tax reforms under the Trump administration, the victory of Emmanuel Macron as France’s President and encouraging corporate earnings reports. A deal by major oil producing countries in December to curb oil production also supported global equity markets.

1. Source: Morningstar.

2. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”) and the U.S. executive order banning entry from some Muslim-majority countries. Other headwinds included the health of European banks, concerns surrounding U.S. political turmoil, political worries in the European Union, geopolitical tensions in certain regions and worries about global oversupply in oil production despite a pact to extend cuts.

The U.S. economy expanded during the period. The economy strengthened in 2016’s third quarter, but moderated in the next two quarters, largely due to declines in private inventory investment and government spending. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.7% in May 2016 to 4.3% at period-end.3 Monthly retail sales were volatile, but mostly grew during the period. Annual inflation, as measured by the Consumer Price Index, generally increased during the period. At its December 2016 meeting, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate from 0.25%–0.50% to 0.50%–0.75%. The Fed, at its March 2017 meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%. Following a weak batch of data releases in April, the Fed, at its May meeting, kept its interest rate unchanged.

In Europe, the U.K.’s economy grew at a faster rate in 2016’s fourth quarter over the third quarter, supported by growth in services. However, the nation’s growth rate moderated in 2017’s first quarter, largely due to slower growth in household spending. The Bank of England cut its benchmark interest rate and expanded its massive bond-buying program in August 2016 to boost the nation’s growth. The eurozone’s growth held steady in the first quarter over the previous quarter. The bloc’s annual inflation rate increased gradually to reach its highest level in four years in February, but declined in March. Although it rebounded in April, the inflation rate fell again in May due to slower growth in prices of energy and food products. The European Central Bank, at its April meeting, kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) accelerated in 2016’s fourth quarter and 2017’s first quarter. In April 2017, the Bank of Japan slightly increased its GDP forecasts for the 2018 fiscal year; however, inflation forecasts were reduced.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate several times between November 2016 and May 2017 to spur economic growth. Russia’s GDP grew in 2016’s fourth quarter and 2017’s first quarter compared to the prior-year periods, as oil prices rebounded, exports and industrial production grew, and consumer demand showed signs of improvement. The Bank of Russia reduced its key interest rate in June and September 2016 and in March and April 2017 to try to revive its economy. China’s economic growth decelerated in 2016’s fourth quarter compared to the previous year, although growth edged up in 2017’s first quarter compared to 2016’s first quarter, largely driven by higher government spending. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund’s overall investments, we allocate assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: long short equity, relative value, event driven and global macro. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various subadvisors and other investment options, among other things. The allocations to specific subadvisors may change from time to time based upon our assessment of their correlations to various markets and to each other, their risk profiles and return expectations. Long short equity strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indexes (through the use of derivatives or ETFs). Relative value strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. Event driven strategies generally invest in securities of companies undergoing significant corporate events. Global macro strategies generally focus on broad-based economic opportunities across numerous markets and investments.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The

3. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Fund may use derivatives for hedging and nonhedging (investment) purposes. Such derivative investments may include futures contracts, swaps, options and currency forward contracts. The Fund may engage in active and frequent trading as part of its investment strategies.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

The Fund’s overall performance was positive for the 12-month review period, with four underlying strategies—relative value, long short equity, event driven and global macro—generating gains. A conditional risk overlay strategy implemented in March to help mitigate downside risk exposure detracted over the period. Performance contribution was led by the relative value strategy, followed by long short equity, event driven and global macro, respectively.

Subadvisors
5/31/17

Long Short Equity
Chilton Investment Company, LLC
Impala Asset Management LLC
Jennison Associates, LLC
Portland Hill Capital LLP
Wellington Management Company, LLP

Relative Value
Basso Capital Management, L.P.
Chatham Asset Management, LLC
Lazard Asset Management, LLC
Loomis Sayles & Company, L.P.

Event Driven
Halcyon Arbitrage IC Management LP
P. Schoenfeld Asset Management L.P.
York Registered Holdings, L.P.

Global Macro
Emso Asset Management Limited
Graham Capital Management, L.P.

What is a conditional risk overlay (CRO) strategy?

From time to time, the Fund’s Investment Manager may implement its CRO strategy, which seeks to neutralize certain market sensitivities that may exist in the Fund. The CRO strategy involves investing in derivatives or other instruments in an effort to reduce volatility and provide a hedge against market declines. When implemented, the strategy will reduce the Fund’s ability to benefit from positive market movements.

The Fund’s long short equity strategy subadvisors were Chilton Investment Company, Impala Asset Management, Jennison Associates, Portland Hill Capital and Wellington Management Company. All five subadvisors contributed gains for the 12-month period, led by Jennison. In aggregate, the top performance drivers for the strategy were communications, technology and health care positions. The largest detractors were consumer non-cyclical, energy and utilities positions. In terms of geographical exposure, positions in U.S., Canadian and French equities were the top contributors to gains, while exposures to the Netherlands, Hungary and Belgium detracted slightly.

The Fund’s relative value strategy subadvisors were Basso Capital Management, Chatham Asset Management, Lazard Asset Management and Loomis Sayles & Company. All four subadvisors contributed positively to the Fund’s performance for the 12-month period. In aggregate, the top performance drivers for the strategy by asset class were credit and cash exposures, while currencies and equities (short equity portfolio hedges) were the largest detractors. In terms of aggregate sector performance, the

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

top contributors were communications, basic materials and energy positions. Financial and currency positions detracted.

The Fund’s event driven strategy subadvisors were P. Schoenfeld Asset Management, York Registered Holdings (all assets were withdrawn from York during the period, but it remained an approved subadvisor) and Halcyon Arbitrage IC Management (a new subadvisor that we allocated to in June 2016). All three subadvisors contributed to performance for the 12-month period. In aggregate the top performance drivers for the strategy by asset class were equities, credit and currencies. No asset classes detracted from the strategy’s performance over the period. Health care, energy and communications positions contributed significantly to returns, while industrials and government credit positions detracted.

The Fund’s global macro strategy subadvisors were Graham Capital Management and Emso Asset Management Limited. The overall strategy benefited Fund performance, with Emso providing positive returns and Graham with negative returns. In aggregate, the top performance drivers for the strategy by asset class were equity, interest-rate and credit positions, while commodity and currency positions detracted. Equity index, emerging market government credit and interest-rate derivatives positions were among the top contributors, while energy and environment, agriculture and livestock, and currency positions detracted.

Thank you for your participation in Franklin K2 Alternative Strategies Fund. We look forward to continuing to serve your investment needs.

David C. Saunders

Brooks Ritchey
Robert Christian Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Performance Summary as of May 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+6.07%	+0.00%
3-Year	+7.58%	+0.46%
Since Inception (10/11/13)	+14.92%	+2.22%

Advisor
1-Year	+6.29%	+6.29%
3-Year	+8.51%	+2.76%
Since Inception (10/11/13)	+16.02%	+4.17%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/11/13–5/31/17)

Advisor Class (10/11/13–5/31/17)

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

PERFORMANCE SUMMARY

Distributions (6/1/16–5/31/17)

Share Class	Net Investment Income
A	$0.0489
C	—
R	$0.0523
R6	$0.0940
Advisor	$0.0829

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	2.88%	3.40%
Advisor	2.63%	3.15%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the investment manager’s and subadvisors’ judgment about particular investments made for the Fund’s portfolio prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Foreign investments are subject to greater investment risk such as political, economic, credit and information risks as well as risk of currency fluctuations. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. Lower rated or high yield debt securities involve greater credit risk, including the possibility of default or bankruptcy. Currency management strategies could result in losses to the Fund if currencies do not perform as the investment manager or subadvisor expects. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Merger arbitrage investments risk loss if a proposed reorganization in which the Fund invests is renegotiated or terminated. Liquidity risk exists when securities have become more difficult to sell, or are unable to be sold, at the price at which they have been valued. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/17 and a fee waiver related to the management fee paid by a subsidiary. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The BofA Merrill Lynch US 3-Month Treasury Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.

5. Source: Factset. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is composed of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1,2]	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,041.00	$13.69	$1,011.52	$13.49	2.69%
C	$1,000	$1,036.80	$17.42	$1,007.83	$17.17	3.43%
R	$1,000	$1,039.30	$14.95	$1,010.27	$14.74	2.94%
R6	$1,000	$1,043.30	$11.97	$1,013.21	$11.80	2.35%
Advisor	$1,000	$1,042.20	$12.42	$1,012.76	$12.24	2.44%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Consolidated Financial Highlights

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,
	2017	2016	2015	2014[a]
Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.55	$11.16	$10.64	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.03	(0.05)	(0.11)	(0.02)

Net realized and unrealized gains (losses)	0.61	(0.38)	0.70	0.70

Total from investment operations	0.64	(0.43)	0.59	0.68

Less distributions from:

Net investment income	(0.05)	(0.14)	(0.07)	(0.04)

Net realized gains	—	(0.04)	—	—

Total distributions	(0.05)	(0.18)	(0.07)	(0.04)

Net asset value, end of year	$11.14	$10.55	$11.16	$10.64

Total return[d]	6.07%	(3.89)%	5.53%	6.82%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.07%	3.22%	3.40%	3.33%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.73%	2.88% [g]	2.99% [g]	2.83%

Expenses incurred in connection with securities sold short	0.53%	0.67%	0.65%	0.56%

Net investment income (loss)	0.10%	(0.44)%	(0.95)%	(0.35)%

Supplemental data

Net assets, end of year (000’s)	$119,385	$177,412	$148,991	$96,889

Portfolio turnover rate	209.45%	229.90%	295.81%	181.06%

aFor the period October 11, 2013 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

gBenefit of expense reduction rounds to less than 0.01%.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014[a]
Class C
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.45	$11.09	$10.60	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.04)	(0.12)	(0.17)	(0.08)

Net realized and unrealized gains (losses)	0.59	(0.39)	0.69	0.72

Total from investment operations	0.55	(0.51)	0.52	0.64

Less distributions from:

Net investment income	—	(0.09)	(0.03)	(0.04)

Net realized gains	—	(0.04)	—	—

Total distributions	—	(0.13)	(0.03)	(0.04)

Net asset value, end of year	$11.00	$10.45	$11.09	$10.60

Total return[d]	5.26%	(4.62)%	4.87%	6.42%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.79%	3.96%	4.04%	4.03%

Expenses net of waiver, payments by affiliates and expense reduction[f]	3.45%	3.62% [g]	3.63% [g]	3.53%

Expenses incurred in connection with securities sold short	0.53%	0.67%	0.65%	0.56%

Net investment income (loss)	(0.62)%	(1.18)%	(1.59)%	(1.05)%

Supplemental data

Net assets, end of year (000’s)	$55,496	$71,154	$37,937	$16,618

Portfolio turnover rate	209.45%	229.90%	295.81%	181.06%

aFor the period October 11, 2013 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

gBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014[a]
Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.61	$11.15	$10.62	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.25)	(0.10)	(0.16)	(0.05)

Net realized and unrealized gains (losses)	0.86	(0.40)	0.73	0.71

Total from investment operations	0.61	(0.50)	0.57	0.66

Less distributions from:

Net investment income	(0.05)	—	(0.04)	(0.04)

Net realized gains	—	(0.04)	—	—

Total distributions	(0.05)	(0.04)	(0.04)	(0.04)

Net asset value, end of year	$11.17	$10.61	$11.15	$10.62

Total return[d]	5.79%	(4.51)%	5.39%	6.62%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.32%	3.46%	3.57%	3.63%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.98%	3.12% [g]	3.16% [g]	3.13%

Expenses incurred in connection with securities sold short	0.53%	0.67%	0.65%	0.56%

Net investment income (loss)	(0.15)%	(0.68)%	(1.12)%	(0.65)%

Supplemental data

Net assets, end of year (000’s)	$597	$341	$9,173	$11,660

Portfolio turnover rate	209.45%	229.90%	295.81%	181.06%

aFor the period October 11, 2013 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014[a]
Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.59	$11.18	$10.66	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.02	(0.01)	(0.08)	(0.01)

Net realized and unrealized gains (losses)	0.65	(0.37)	0.70	0.71

Total from investment operations	0.67	(0.38)	0.62	0.70

Less distributions from:

Net investment income	(0.09)	(0.17)	(0.10)	(0.04)

Net realized gains	—	(0.04)	—	—

Total distributions	(0.09)	(0.21)	(0.10)	(0.04)

Net asset value, end of year	$11.17	$10.59	$11.18	$10.66

Total return[d]	6.40%	(3.45)%	5.80%	7.02%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	2.73%	2.87%	2.98%	3.19%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.39%	2.53% [g]	2.60% [g]	2.69%

Expenses incurred in connection with securities sold short	0.53%	0.67%	0.65%	0.56%

Net investment income (loss)	0.44%	(0.09)%	(0.56)%	(0.21)%

Supplemental data

Net assets, end of year (000’s)	$265,247	$265,517	$239,754	$215,526

Portfolio turnover rate	209.45%	229.90%	295.81%	181.06%

aFor the period October 11, 2013 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

gBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014[a]
Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.58	$11.18	$10.65	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.04	(0.02)	(0.02)	(0.02)

Net realized and unrealized gains (losses)	0.62	(0.38)	0.64	0.71

Total from investment operations	0.66	(0.40)	0.62	0.69

Less distributions from:

Net investment income	(0.08)	(0.16)	(0.09)	(0.04)

Net realized gains	—	(0.04)	—	—

Total distributions	(0.08)	(0.20)	(0.09)	(0.04)

Net asset value, end of year	$11.16	$10.58	$11.18	$10.65

Total return[d]	6.29%	(3.58)%	5.88%	6.92%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	2.82%	2.96%	3.07%	3.21%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.48%	2.62% [g]	2.66% [g]	2.71%

Expenses incurred in connection with securities sold short	0.53%	0.67%	0.65%	0.56%

Net investment income (loss)	0.35%	(0.18)%	(0.62)%	(0.23)%

Supplemental data

Net assets, end of year (000’s)	$674,828	$722,216	$329,139	$54,593

Portfolio turnover rate	209.45%	229.90%	295.81%	181.06%

aFor the period October 11, 2013 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2017

Franklin K2 Alternative Strategies Fund
		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests 35.9%
	Aerospace & Defense 0.5%
	Arconic Inc.	United States	9,718	$266,953
a	DigitalGlobe Inc.	United States	98,397	3,065,067
	Lockheed Martin Corp.	United States	5,880	1,653,044
	United Technologies Corp.	United States	729	88,413

				5,073,477

	Air Freight & Logistics 0.3%
b	FedEx Corp.	United States	18,270	3,541,457

	Airlines 0.4%
	Copa Holdings SA	Panama	4,355	492,289
b	Latam Airlines, ADR	Chile	22,937	254,601
b	Southwest Airlines Co.	United States	13,565	815,121
a,b	Spirit Airlines Inc.	United States	34,420	1,827,702
a,b	United Continental Holdings Inc.	United States	8,708	693,766

				4,083,479

	Auto Components 0.0%†
	Delphi Automotive PLC	United States	476	41,874

	Automobiles 0.2%
b	General Motors Co.	United States	15,575	528,460
b	Harley-Davidson Inc.	United States	17,848	946,122
	Thor Industries Inc.	United States	12,332	1,116,416

				2,590,998

	Banks 0.4%
	Barclays PLC, ADR	United Kingdom	108,406	293,318
	BB&T Corp.	United States	1,683	70,097
	Citigroup Inc.	United States	46,605	2,821,467
a	Israel Discount Bank Ltd.	Israel	40,644	105,656
	JPMorgan Chase & Co.	United States	2,656	218,190
	PNC Financial Services Group Inc.	United States	794	94,248
	Sberbank of Russia PJSC, ADR	Russia	12,579	140,256
	US Bancorp	United States	1,774	90,279
	Wells Fargo & Co.	United States	2,088	106,780

				3,940,291

	Beverages 0.6%
b	Brown-Forman Corp., B	United States	8,527	442,978
	Coca-Cola Co.	United States	1,339	60,884
b	Constellation Brands Inc., A	United States	5,807	1,061,229
	Davide Campari-Milano SpA	Italy	368,714	2,578,376
	Dr. Pepper Snapple Group Inc.	United States	11,946	1,108,708
a	Monster Beverage Corp.	United States	26,681	1,348,992
	PepsiCo Inc.	United States	1,475	172,383
c	Refresco Group NV, 144A	Netherlands	18,845	372,268

				7,145,818

	Biotechnology 2.5%
a	Actelion Ltd.	Switzerland	390	110,733
a	Actelion Ltd. (New Line)	Switzerland	12,587	3,612,809
a	Aeglea BioTherapeutics Inc.	United States	13,829	58,358
a	Agios Pharmaceuticals Inc.	United States	2,859	133,430
a	Alexion Pharmaceuticals Inc.	United States	7,965	780,809

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Biotechnology (continued)
	Alkermes PLC	United States	7,054	$407,439
a	Amicus Therapeutics Inc.	United States	79,676	639,001
a	Argenx SE, ADR	Netherlands	2,340	48,789
a	Audentes Therapeutics Inc.	United States	16,211	231,331
a	Avexis Inc.	United States	3,345	236,659
a	BioCryst Pharmaceuticals Inc.	United States	31,921	164,393
a	BioMarin Pharmaceutical Inc.	United States	34,813	3,051,011
a	Bluebird Bio Inc.	United States	16,058	1,209,970
a	Blueprint Medicines Corp.	United States	2,815	101,002
a	Cara Therapeutics Inc.	United States	4,849	80,299
a	Celgene Corp.	United States	20,961	2,398,148
a	Clovis Oncology Inc.	United States	19,562	1,010,573
a	Corvus Pharmaceuticals Inc.	United States	14,167	143,937
a	DBV Technologies SA, ADR	France	8,052	267,326
a	Epizyme Inc.	United States	32,473	464,364
a	Exelixis Inc.	United States	44,879	839,686
a	GlycoMimetics Inc.	United States	25,681	325,892
a	Incyte Corp. Ltd.	United States	16,301	2,108,208
a	Insmed Inc.	United States	18,832	290,389
a	Kite Pharma Inc.	United States	10,484	758,203
a	La Jolla Pharmaceutical Co.	United States	13,841	395,853
a	MacroGenics Inc.	United States	3,993	70,876
a	Natera Inc.	United States	33,255	340,531
a	Neurocrine Biosciences Inc.	United States	7,112	309,159
a	Otonomy Inc.	United States	20,111	246,360
a	OvaScience Inc.	United States	29,527	37,795
a	Ovid therapeutics Inc.	United States	9,045	115,324
a	ProQR Therapeutics NV	Netherlands	37,569	184,088
a	Proteostasis Therapeutics Inc.	United States	32,992	130,648
a	Prothena Corp. PLC	Ireland	8,682	442,869
a	Regeneron Pharmaceuticals Inc.	United States	2,014	924,547
a	Retrophin Inc.	United States	12,435	197,095
a	Sage Therapeutics Inc.	United States	18,512	1,223,828
a	Sarepta Therapeutics Inc.	United States	10,290	307,054
a,d	Savara Inc., wts., 6/14/18	United States	68,920	69
	Shire PLC, ADR	United Kingdom	6,697	1,156,706
a	Syndax Pharmaceuticals Inc.	United States	14,388	174,670
a	Tesaro Inc.	United States	5,354	799,406
a	TG Therapeutics Inc.	United States	21,809	245,351
a	Ultragenyx Pharmaceutical Inc.	United States	9,098	489,927
	UroGen Pharma Ltd.	Israel	3,366	60,083
a	Vertex Pharmaceuticals Inc.	United States	5,895	728,622

				28,053,620

	Building Products 0.2%
b	AO Smith Corp.	United States	6,066	332,841
	Fortune Brands Home & Security Inc.	United States	34,545	2,179,790
	Johnson Controls International PLC	United States	1,651	68,946

				2,581,577

	Capital Markets 0.1%
b	Moody’s Corp.	United States	10,529	1,247,160

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Chemicals 1.6%
	Clariant AG	Switzerland	61,958	$1,296,669
	Croda International PLC	United Kingdom	21,384	1,091,889
b	Dow Chemical Co.	United States	11,326	701,759
	E. I. du Pont de Nemours & Co.	United States	588	46,405
	Huntsman Corp.	United States	931	22,251
a,b	Ingevity Corp.	United States	37,829	2,234,559
b	Monsanto Co.	United States	31,622	3,713,055
b	Olin Corp.	United States	4,001	117,389
	PPG Industries Inc.	United States	5,518	586,894
	Praxair Inc.	United States	12,958	1,714,214
b	Sherwin-Williams Co.	United States	15,353	5,093,665
	Trinseo SA	United States	627	40,410
	Valspar Corp.	United States	5,928	669,805

				17,328,964

	Commercial Services & Supplies 0.2%
a	Atento SA	Spain	81,313	841,590
	Edenred	France	37,687	994,047

				1,835,637

	Communications Equipment 0.6%
a	Arista Networks Inc.	United States	6,771	997,910
	Brocade Communications Systems Inc.	United States	212,622	2,685,416
a	Lumentum Holdings Inc.	United States	11,539	658,300
a,b	Oclaro Inc.	United States	118,282	1,050,344
a	Quantenna Communications Inc.	United States	30,830	589,469
	Radware Ltd.	Israel	20,124	354,384
	Sandvine Corp.	Canada	64,086	184,072

				6,519,895

	Construction Materials 0.6%
	Buzzi Unicem SpA	Italy	20,144	522,953
	HeidelbergCement AG	Germany	22,655	2,109,265
b	Martin Marietta Materials Inc.	United States	13,721	3,074,876
a,b	Summit Materials Inc., A	United States	27,160	729,518

				6,436,612

	Consumer Finance 0.2%
d	iPayment Inc.	United States	4,383,615	1,753,446

	Containers & Packaging 0.4%
b	Ball Corp.	United States	122,178	4,997,080
	WestRock Co.	United States	744	40,489

				5,037,569

	Diversified Financial Services 0.3%
a	Berkshire Hathaway Inc., B	United States	19,513	3,225,109
	ECN Capital Corp.	Canada	38,981	106,481

				3,331,590

	Diversified Telecommunication Services 0.8%
	AT&T Inc.	United States	14,360	553,291
	CenturyLink Inc.	United States	3,890	97,055
a,b	Level 3 Communications Inc.	United States	92,609	5,512,088

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services (continued)
a	ORBCOMM Inc.	United States	16,093	$157,711
a,e	Straight Path Communications Inc., B	United States	4,010	717,389
a,e	Telecom Italia SpA	Italy	207,695	194,352
	Telecom Italia SpA, RSP	Italy	2,281,032	1,759,095
	Verizon Communications Inc.	United States	2,496	116,413

				9,107,394

	Electric Utilities 0.0%†
	Exelon Corp.	United States	1,868	67,827
	NextEra Energy Inc.	United States	699	98,867
	PG&E Corp.	United States	1,025	70,089

				236,783

	Electronic Equipment, Instruments & Components 0.5%
	Alps Electric Co. Ltd.	Japan	23,600	662,718
	Fabrinet	Thailand	6,893	242,840
a	Flex Ltd.	Singapore	80,556	1,390,397
a,b	Itron Inc.	United States	29,148	1,971,862
	Largan Precision Co. Ltd.	Taiwan	2,650	418,481
	Tongda Group Holdings Ltd.	Hong Kong	3,310,000	942,978
a,b	VeriFone Systems Inc.	United States	18,482	338,036

				5,967,312

	Energy Equipment & Services 0.0%†
	Halliburton Co.	United States	2,214	100,051

	Food & Staples Retailing 0.4%
	Casey’s General Stores Inc.	United States	26,277	3,058,380
	Costco Wholesale Corp.	United States	7,338	1,323,995

				4,382,375

	Food Products 0.9%
	AdvancePierre Foods Holdings Inc.	United States	5,213	209,927
	Lindt & Spruengli AG	Switzerland	35	2,568,582
b	Mead Johnson Nutrition Co.	United States	75,001	6,706,589
	Mondelez International Inc.	United States	1,318	61,406

				9,546,504

	Gas Utilities 0.1%
b	WGL Holdings Inc.	United States	17,687	1,463,422

	Health Care Equipment & Supplies 1.0%
a	Alere Inc.	United States	11,121	539,480
a	Boston Scientific Corp.	United States	32,213	870,717
	CR Bard Inc.	United States	10,882	3,345,453
b	DENTSPLY SIRONA Inc.	United States	31,146	1,978,394
a	DexCom Inc.	United States	14,067	940,238
a	Edwards Lifesciences Corp.	United States	5,492	631,965
a	GenMark Diagnostics Inc.	United States	27,031	349,781
a,b	IDEXX Laboratories Inc.	United States	4,933	830,668
a	iRhythm Technologies Inc.	United States	1,485	51,500
	Medtronic PLC	United States	1,282	108,047
a	Nevro Corp.	United States	6,812	468,870

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Health Care Equipment & Supplies (continued)
	Smith & Nephew PLC	United Kingdom	72,763	$1,269,389

				11,384,502

	Health Care Providers & Services 0.9%
	Aetna Inc.	United States	8,255	1,195,819
	Celesio AG	Germany	61,856	1,840,692
a	Centene Corp.	United States	11,383	826,747
	Cigna Corp.	United States	8,876	1,431,078
	Humana Inc.	United States	8,283	1,923,810
	UnitedHealth Group Inc.	United States	17,423	3,052,161
a	VCA Inc.	United States	3,517	324,021

				10,594,328

	Health Care Technology 0.0%†
a	Tabula Rasa HealthCare Inc.	United States	4,863	64,435

	Hotels, Restaurants & Leisure 0.6%
b	Brinker International Inc.	United States	19,296	756,982
b	Carnival Corp.	United States	26,700	1,710,669
b	Domino’s Pizza Inc.	United States	8,935	1,891,718
	Extended Stay America Inc.	United States	36,127	657,512
	Hilton Worldwide Holdings Inc.	United States	1,490	99,040
	McDonald’s Corp.	United States	813	122,674
a	Panera Bread Co., A	United States	2,086	656,026
	Starbucks Corp.	United States	5,148	327,464

				6,222,085

	Household Durables 0.3%
	Sony Corp.	Japan	28,400	1,034,452
	Whirlpool Corp.	United States	15,486	2,873,273

				3,907,725

	Household Products 0.0%†
	The Procter & Gamble Co.	United States	1,131	99,630

	Industrial Conglomerates 0.1%
	General Electric Co.	United States	3,889	106,481
	Honeywell International Inc.	United States	820	109,052
	Roper Technologies Inc.	United States	501	113,827
	Smiths Group PLC	United Kingdom	17,888	369,454

				698,814

	Insurance 0.3%
	Allied World Assurance Co. Holdings AG	United States	20,292	1,066,751
	Chubb Ltd.	United States	630	90,210
	MetLife Inc.	United States	1,617	81,804
	RSA Insurance Group PLC	United Kingdom	44,331	357,273
b	W.R. Berkley Corp.	United States	19,975	1,378,075

				2,974,113

	Internet & Direct Marketing Retail 1.0%
a,b	Amazon.com Inc.	United States	1,994	1,983,272
b	Expedia Inc.	United States	12,813	1,842,253
a,b	Liberty Interactive Corp. QVC Group, A	United States	84,364	1,979,179
a,b	Netflix Inc.	United States	4,095	667,772

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Internet & Direct Marketing Retail (continued)
a,b	Priceline Group Inc.	United States	1,029	$1,931,526
	Rakuten Inc.	Japan	54,000	656,289
a,b	Wayfair Inc., A	United States	32,358	2,036,936

				11,097,227

	Internet Software & Services 1.6%
a	Akamai Technologies Inc.	United States	13,818	651,519
a,b	Alibaba Group Holding Ltd., ADR	China	16,055	1,966,095
a,b	Alphabet Inc., A	United States	1,261	1,244,721
a,b	Alphabet Inc., C	United States	1,289	1,243,705
a	Benefitfocus Inc.	United States	11,353	361,025
a,b	eBay Inc.	United States	61,833	2,120,872
a,b	Facebook Inc.	United States	30,401	4,604,535
a	GoDaddy Inc., A	United States	19,100	785,774
a	Just Eat PLC	United Kingdom	113,837	984,906
a,d	Pandora Media Inc.	United States	2,175	19,358
	SINA Corp.	China	2,500	244,925
	Tencent Holdings Ltd.	China	25,900	889,419
a	VeriSign Inc.	United States	15,587	1,405,324
	Yandex NV, A	Russia	7,500	198,600
a	Zillow Group Inc., A	United States	8,117	356,255
a,b	Zillow Group Inc., C	United States	15,397	670,077

				17,747,110

	IT Services 3.4%
	Accenture PLC, A	United States	7,172	892,699
b	Alliance Data Systems Corp.	United States	11,099	2,676,302
b	Automatic Data Processing Inc.	United States	12,364	1,265,703
a,b	Blackhawk Network Holdings Inc.	United States	11,400	494,190
b	Cardtronics PLC, A	United States	11,767	403,020
b	Cognizant Technology Solutions Corp., A	United States	17,146	1,147,239
a	Conduent Inc.	United States	15,709	257,785
a,b	EPAM Systems Inc.	United States	17,129	1,436,780
a,b	ExlService Holdings Inc.	United States	36,502	1,911,610
a	FleetCor Technologies Inc.	United States	23,859	3,442,615
	Genpact Ltd.	United States	102,465	2,799,344
b	Global Payments Inc.	United States	46,688	4,277,087
b	MasterCard Inc., A	United States	32,766	4,026,286
a,b	MoneyGram International Inc.	United States	54,380	947,299
a,c	Nets AS, 144A	Denmark	12,085	242,377
a,b	PayPal Holdings Inc.	United States	74,326	3,880,560
b	Total System Services Inc.	United States	37,100	2,209,305
a,b	Vantiv Inc., A	United States	4,636	290,770
b	Visa Inc., A	United States	26,051	2,480,837
a,b	WEX Inc.	United States	23,018	2,351,519
c	Worldpay Group PLC, 144A	United Kingdom	92,257	369,204

				37,802,531

	Life Sciences Tools & Services 0.4%
a	Genfit	France	10,021	337,489
	Gerresheimer AG	Germany	23,831	2,040,997
a	Illumina Inc.	United States	7,574	1,343,325
a,b	Mettler-Toledo International Inc.	United States	1,664	969,796

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Life Sciences Tools & Services (continued)
a	NanoString Technologies Inc.	United States	5,354	$98,192

				4,789,799

	Machinery 0.6%
	Cummins Inc.	United States	448	70,650
	Dover Corp.	United States	744	61,417
	Mueller Water Products Inc.	United States	15,177	169,679
a,b	Navistar International Corp.	United States	21,558	557,705
	Timken Co.	United States	37,388	1,725,456
b	Trinity Industries Inc.	United States	84,994	2,169,047
	Xylem Inc.	United States	32,447	1,691,787

				6,445,741

	Marine 0.2%
	Irish Continental Group PLC	Ireland	404,138	2,412,960
a	Scorpio Bulkers Inc.	United States	12,866	74,623

				2,487,583

	Media 2.1%
a,b	Charter Communications Inc., A	United States	3,751	1,296,158
	Comcast Corp., A	United States	26,625	1,109,996
a	DISH Network Corp., A	United States	5,350	341,169
	Entertainment One Ltd.	Canada	67,140	211,421
	Grupo Televisa SAB, ADR	Mexico	10,870	263,924
	ITV PLC	United Kingdom	293,248	739,420
a	Liberty Braves Group, A	United States	10,643	252,452
a,b	Liberty Broadband Corp., C	United States	9,528	849,612
a	Liberty Global PLC LiLAC, C	United Kingdom	3,003	62,943
a	Liberty Global PLC, C	United Kingdom	47,230	1,403,676
a	Postmedia Network Canada Corp.	Canada	666,338	251,569
	Stroeer SE & Co. KGaA	Germany	44,132	2,841,197
b	Time Warner Inc.	United States	72,096	7,172,831
	Tribune Media Co., A	United States	51,054	1,950,263
	Viacom Inc., B	United States	15,252	530,617
	Vivendi SA	France	113,967	2,471,532
	Walt Disney Co.	United States	18,197	1,964,184

				23,712,964

	Metals & Mining 0.8%
	Boliden AB	Sweden	38,128	1,043,635
	Dominion Diamond Corp.	Canada	116,106	1,497,768
	First Quantum Minerals Ltd.	Canada	156,135	1,316,488
	Teck Resources Ltd.	Canada	215,864	3,855,331
	Voestalpine AG	Austria	20,951	948,595

				8,661,817

	Multi-Utilities 0.0%†
	Sempra Energy	United States	452	52,653

	Multiline Retail 0.0%†
	Nordstrom Inc.	United States	3,890	162,602

	Oil, Gas & Consumable Fuels 1.0%
a	Amyris Inc.	United States	59,900	15,514
	Anadarko Petroleum Corp.	United States	5,381	271,902
a	Bonanza Creek Energy Inc.	United States	12,809	452,030

22	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Oil, Gas & Consumable Fuels (continued)
	Canadian Natural Resources Ltd.	Canada	1,920	$55,411
	Chevron Corp.	United States	1,204	124,590
	Encana Corp.	Canada	5,670	55,112
	EQT Corp.	United States	406	22,440
a,d	Etablissements Maurel Et Prom, Contingent Value, rts., 12/31/17	France	131,406	—
	Exxon Mobil Corp.	United States	1,247	100,384
	Golar LNG Ltd.	Bermuda	1,386	32,245
a	Halcon Resources Corp.	United States	50,698	308,244
a	Halcon Resources Corp., wts., 9/09/20	United States	2,159	1,835
b	Hess Corp.	United States	31,037	1,424,288
a,d,f	Interoil Corp., Contingent Distribution	Singapore	54,920	229,583
a	Jagged Peak Energy Inc.	United States	21,292	277,009
a,b	Laredo Petroleum Inc.	United States	21,319	250,498
	Marathon Oil Corp.	United States	19,784	257,588
	Marathon Petroleum Corp.	United States	37,300	1,941,092
a	Pacific Exploration and Production Corp.	Colombia	4,655	136,116
a	Parsley Energy Inc., A	United States	9,232	273,729
a	PDC Energy Inc.	United States	5,726	284,353
	Phillips 66	United States	30,991	2,358,725
	Valero Energy Corp.	United States	322	19,793
a	Whiting Petroleum Corp.	United States	113,933	804,367
b	Williams Cos Inc.	United States	42,454	1,214,184

				10,911,032

	Paper & Forest Products 0.4%
a	Canfor Corp.	Canada	180,635	2,572,763
	West Fraser Timber Co. Ltd.	Canada	38,519	1,676,946

				4,249,709

	Pharmaceuticals 1.3%
a	Aerie Pharmaceuticals Inc.	United States	29,547	1,638,381
	Allergan PLC	United States	16,578	3,709,328
a,d	Assembly Biosciences Inc.	United States	29,400	747,054
	AstraZeneca PLC, ADR	United Kingdom	44,284	1,522,927
	Bristol-Myers Squibb Co.	United States	22,839	1,232,164
a,c	Cassiopea SpA, 144A	Italy	4,184	146,875
a	Dermira Inc.	United States	16,370	448,865
	Eli Lilly & Co.	United States	12,440	989,851
a	GW Pharmaceuticals PLC, ADR	United Kingdom	6,335	624,694
	Hikma Pharmaceuticals PLC	Jordan	10,168	221,143
	Johnson & Johnson	United States	939	120,427
a	Ocular Therapeutix Inc.	United States	42,865	437,223
e	Pfizer Inc.	United States	5,437	177,518
	Stada Arzneimittel AG	Germany	28,763	2,080,834

				14,097,284

	Professional Services 0.7%
b	Equifax Inc.	United States	8,711	1,191,665
	Experian PLC	United Kingdom	49,615	1,034,325
a,b	Huron Consulting Group Inc.	United States	17,239	716,280
a,b	TransUnion	United States	44,920	1,963,453
a,b	TriNet Group Inc.	United States	49,798	1,540,252

franklintempleton.com	Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Professional Services (continued)
a,b	WageWorks Inc.	United States	13,841	$979,251

				7,425,226

	Road & Rail 0.5%
	CSX Corp.	United States	1,403	76,000
b	Old Dominion Freight Line Inc.	United States	14,853	1,326,670
b	Union Pacific Corp.	United States	35,207	3,883,332

				5,286,002

	Semiconductors & Semiconductor Equipment 1.7%
	Broadcom Ltd.	United States	2,770	663,360
a	Cavium Inc.	United States	6,924	505,244
	Intel Corp.	United States	17,220	621,814
a	MACOM Technology Solutions Holdings Inc.	United States	24,532	1,495,716
a	MaxLinear Inc., A	United States	9,900	308,385
b	Microchip Technology Inc.	United States	8,062	671,565
	NVIDIA Corp.	United States	5,055	729,689
a,b	NXP Semiconductors NV	Netherlands	85,342	9,379,086
a	ON Semiconductor Corp.	United States	8,194	126,843
	QUALCOMM Inc.	United States	47,773	2,735,960
a	Semiconductor Manufacturing International Corp.	China	216,000	227,571
a	Siltronic AG	Germany	1,617	144,899
	Sumco Corp.	Japan	20,800	343,881
	Teradyne Inc.	United States	1,734	61,644
	Tower Semiconductor Ltd.	Israel	31,800	806,448

				18,822,105

	Software 2.1%
	Activision Blizzard Inc.	United States	9,008	527,689
a,b	Adobe Systems Inc.	United States	5,015	711,428
	Atlassian Corp. PLC	Australia	17,000	607,920
	Blackbaud Inc.	United States	6,900	570,837
a,b	Dell Technologies Inc., V	United States	24,101	1,672,368
a	Electronic Arts Inc.	United States	1,000	113,330
	Globant SA	United States	16,700	653,972
a,b	Guidewire Software Inc.	United States	14,314	950,736
a	HubSpot Inc.	United States	13,004	937,588
b	Intuit Inc.	United States	5,000	703,200
b	Microsoft Corp.	United States	84,372	5,892,540
b	Mobileye NV	Israel	94,512	5,850,293
	Nexon Co. Ltd.	Japan	18,500	349,287
a,b	Nintendo Co. Ltd., ADR	Japan	25,500	964,665
e	Oracle Corp.	United States	3,960	179,744
a	Proofpoint Inc.	United States	2,860	245,960
a,b	Salesforce.com Inc.	United States	14,481	1,298,077
a	ServiceNow Inc.	United States	7,738	809,782
a	Workday Inc., A	United States	2,500	249,950

				23,289,366

	Specialty Retail 1.3%
a,b	Autozone Inc.	United States	2,429	1,471,780
a,b	Cabela’s Inc.	United States	47,769	2,523,636
b	CST Brands Inc.	United States	31,367	1,515,967

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Specialty Retail (continued)
b	Foot Locker Inc.	United States	18,615	$1,105,917
b	The Gap Inc.	United States	37,477	843,233
	Home Depot Inc.	United States	31,086	4,772,012
a,b	MarineMax Inc.	United States	52,105	940,495
a	O’Reilly Automotive Inc.	United States	5,458	1,321,273
a	Sports Direct International PLC	United Kingdom	155,760	597,448

				15,091,761

	Technology Hardware, Storage & Peripherals 0.2%
e	Apple Inc.	United States	7,470	1,141,117
	Seagate Technology PLC	United States	13,058	568,937
	Western Digital Corp.	United States	10,099	909,516

				2,619,570

	Textiles, Apparel & Luxury Goods 0.4%
	Coach Inc.	United States	34,990	1,616,888
	Hanesbrands Inc.	United States	12,897	266,323
	Michael Kors Holdings Ltd.	United States	37,596	1,247,435
	Moncler SpA	Italy	19,901	484,676
	NIKE Inc., B	United States	25,558	1,354,319

				4,969,641

	Tobacco 1.1%
	Altria Group Inc.	United States	1,463	110,369
e	Philip Morris International Inc.	United States	1,076	128,905
b	Reynolds American Inc.	United States	171,233	11,515,419

				11,754,693

	Trading Companies & Distributors 0.1%
	Brenntag AG	Germany	13,005	752,376

	Wireless Telecommunication Services 0.0%†
	NTT DoCoMo Inc.	Japan	16,700	409,697

	Total Common Stocks and Other Equity Interests (Cost $338,131,459)			399,931,426

	Exchange Traded Funds (Cost $355,300) 0.0%†
e	Financial Select Sector SPDR Fund	United States	14,825	344,681

	Convertible Preferred Stocks 0.8%
	Capital Markets 0.1%
	Virtus Investment Partners Inc., 7.25%, cvt. pfd.	United States	6,217	581,849

	Electronic Equipment, Instruments & Components 0.2%
g	Belden Inc., 6.75%, cvt. pfd.	United States	871	86,952
	MTS Systems Corp., 8.75%, cvt. pfd.	United States	15,166	1,814,612

				1,901,564

	Equity Real Estate Investment Trusts (REITs) 0.1%
	Welltower Inc., 6.50%, cvt. pfd., I	United States	10,636	689,851

	Health Care Equipment & Supplies 0.1%
a	Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	19,376	1,036,810

	Independent Power & Renewable Electricity Producers 0.0%†
	Dynegy Inc., 7.00%, cvt. pfd.	United States	6,245	388,127

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/Warrants	Value
	Convertible Preferred Stocks (continued)
	Internet Software & Services 0.3%
c	Mandatory Exchangeable Trust, 5.75%, cvt. pfd., 144A	China	25,668	$3,676,042

	Total Convertible Preferred Stocks (Cost $6,936,056)			8,274,243

	Preferred Stocks 0.5%
	Consumer Finance 0.3%
a,d	iPayment Inc., pfd.	United States	28,073	2,807,316

	Diversified Financial Services 0.0%†
a,d	Aergen Structured Investments Cayman Blocker LLC, pfd.	Ireland	4,480	448,000

	Diversified Telecommunication Services 0.0%†
	Iridium Communications Inc., 7.00%, pfd.	United States	4,502	497,471

	Food Products 0.0%†
	Bunge Ltd., 4.875%, pfd.	United States	2,342	253,756

	Oil, Gas & Consumable Fuels 0.1%
	WPX Energy Inc., 6.25%, pfd.	United States	16,729	847,993

	Pharmaceuticals 0.0%†
	Teva Pharmaceutical Industries Ltd., 7.00%, pfd.	Israel	47	23,500

	Technology Hardware, Storage & Peripherals 0.1%
a,h	NCR Corp., 5.50%, pfd., PIK	United States	332	502,150

	Total Preferred Stocks (Cost $5,511,290)			5,380,186

			Principal Amount*
	Convertible Bonds 14.7%
	Aerospace & Defense 0.2%
b,c	Aerojet Rocketdyne Holdings Inc., senior note, 144A, 2.25%, 12/15/23	United States	1,544,000	1,677,170
	The KEYW Holding Corp., senior note, 2.50%, 7/15/19	United States	892,000	857,435

				2,534,605

	Air Freight & Logistics 0.1%
	Atlas Air Worldwide Holdings Inc., senior note, 2.25%, 6/01/22	United States	333,000	342,990
	Atlas Air Worldwide Holdings Inc., senior note, 1.875%, 6/01/24	United States	449,000	470,889

				813,879

	Auto Components 0.1%
	Horizon Global Corp., senior note, 2.75%, 7/01/22	United States	1,073,000	1,026,727

	Automobiles 0.3%
	Tesla Inc., senior note, 2.375%, 3/15/22	United States	1,851,000	2,205,004
b	Tesla Motors Inc., senior note, 0.25%, 3/01/19	United States	673,000	740,720

				2,945,724

	Biotechnology 1.2%
	Acorda Therapeutics Inc., senior note, 1.75%, 6/15/21	United States	728,000	566,475
	AMAG Pharmaceuticals Inc., senior note, 3.25%, 6/01/22	United States	949,000	888,501
b,c	Amicus Therapeutics Inc., senior note, 144A, 3.00%, 12/15/23	United States	963,000	1,414,406
b	BioMarin Pharmaceutical Inc., senior sub. note, 1.50%, 10/15/20	United States	921,000	1,083,902
b	Clovis Oncology Inc., senior note, 2.50%, 9/15/21	United States	1,106,000	1,279,504
b	Emergent BioSolutions Inc., senior note, 2.875%, 1/15/21	United States	817,000	1,022,782
c	Flexion Therapeutics Inc., senior note, 144A, 3.375%, 5/01/24	United States	926,000	879,700
	Intercept Pharmaceuticals Inc., senior note, 3.25%, 7/01/23	United States	1,055,000	989,063

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Biotechnology (continued)
	Ionis Pharmaceuticals Inc., senior note, 1.00%, 11/15/21	United States	235,000		$238,525
	Ligand Pharmaceuticals Inc., senior note, 0.75%, 8/15/19	United States	1,203,000		1,817,282
b,c	Neurocrine Biosciences Inc., senior note, 144A, 2.25%, 5/15/24	United States	1,798,000		1,748,555
b	PDL BioPharma Inc., senior note, 2.75%, 12/01/21	United States	743,000		657,555
	PTC Therapeutics Inc., senior note, 3.00%, 8/15/22	United States	599,000		425,664

					13,011,914

	Capital Markets 0.6%
	Ares Capital Corp., senior note,
	4.75%, 1/15/18	United States	1,713,000		1,744,048
	[c] 144A, 3.75%, 2/01/22	United States	1,421,000		1,423,664
b	Cowen Group Inc., senior note, 3.00%, 3/15/19	United States	699,000		708,174
	FXCM Inc., senior note, 2.25%, 6/15/18	United States	539,000		233,118
c	Hercules Capital Inc., senior note, 144A, 4.375%, 2/01/22	United States	564,000		573,870
	Prospect Capital Corp., senior note, 4.95%, 7/15/22	United States	899,000		885,515
c	TCP Capital Corp., senior note, 144A, 4.625%, 3/01/22	United States	844,000		860,880

					6,429,269

	Commercial Services & Supplies 0.1%
	RWT Holdings Inc., senior note, 5.625%, 11/15/19	United States	854,000		888,694

	Communications Equipment 0.4%
b	Ciena Corp., senior note, 4.00%, 12/15/20	United States	568,000		782,775
c	Finisar Corp., senior bond, 144A, 0.50%, 12/15/36	United States	165,000		157,678
b	InterDigital Inc., senior note, 1.50%, 3/01/20	United States	2,355,000		2,940,806
c	Viavi Solutions Inc., senior note, 144A, 1.00%, 3/01/24	United States	936,000		1,013,805

					4,895,064

	Construction & Engineering 0.1%
	Dycom Industries Inc., senior note, 0.75%, 9/15/21	United States	751,000		845,344
i	Mirait Holdings Corp., senior note, Reg S, zero cpn., 12/30/21	Japan	30,000,000	JPY	287,133
c	Tutor Perini Corp., senior note, 144A, 2.875%, 6/15/21	United States	415,000		468,691

					1,601,168

	Construction Materials 0.2%
b	Cemex SAB de CV, sub. note,
	3.75%, 3/15/18	Mexico	932,000		1,047,335
	3.72%, 3/15/20	Mexico	1,134,000		1,255,905

					2,303,240

	Consumer Finance 0.4%
b	Encore Capital Group Inc., senior note,
	3.00%, 11/27/17	United States	241,000		286,489
	[c] 144A, 3.25%, 3/15/22	United States	1,357,000		1,378,203
	PRA Group Inc., senior note,
	[b] 3.00%, 8/01/20	United States	1,247,000		1,177,636
	[c] 144A, 3.50%, 6/01/23	United States	1,226,000		1,232,896

					4,075,224

	Diversified Consumer Services 0.1%
b	Carriage Services Inc., sub. note, 2.75%, 3/15/21	United States	504,000		644,490

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Diversified Financial Services 0.1%
c	Element Financial Corp., sub. note, 144A,
	5.125%, 6/30/19	Canada	851,000	CAD	$634,698
	4.25%, 6/30/20	Canada	1,368,000	CAD	977,353

					1,612,051

	Electrical Equipment 0.0%†
b	General Cable Corp., sub. bond, 4.50%, 11/15/29	United States	406,000		307,799

	Electronic Equipment, Instruments & Components 0.6%
b	Knowles Corp., senior note, 3.25%, 11/01/21	United States	1,022,000		1,211,070
c	OSI Systems Inc., senior note, 144A, 1.25%, 9/01/22	United States	696,000		699,045
b	TTM Technologies Inc., senior note, 1.75%, 12/15/20	United States	843,000		1,498,959
b	Vishay Intertechnology Inc., senior bond, 2.25%, 11/15/40	United States	2,892,000		3,732,488

					7,141,562

	Energy Equipment & Services 0.3%
c	Ensco Jersey Finance Ltd., senior note, 144A, 3.00%, 1/31/24	United States	635,000		536,575
c	Nabors Industries Inc., senior note, 144A, 0.75%, 1/15/24	United States	927,000		764,775
	SEACOR Holdings Inc., senior bond,
	2.50%, 12/15/27	United States	628,000		629,178
	3.00%, 11/15/28	United States	1,030,000		905,112
	Weatherford International Ltd., senior note, 5.875%, 7/01/21	United States	731,000		808,669

					3,644,309

	Equity Real Estate Investment Trusts (REITs) 1.0%
b,c	American Residential Properties Inc., senior note, 144A, 3.25%, 11/15/18	United States	963,000		1,253,706
b,c	Colony Starwood Homes, senior note, 144A, 3.50%, 1/15/22	United States	1,258,000		1,349,991
b,c	Empire State Realty OP LP, senior note, 144A, 2.625%, 8/15/19	United States	2,301,000		2,618,826
b	Forest City Enterprises Inc., senior note, 3.625%, 8/15/20	United States	1,453,000		1,591,035
	Forest City Realty Trust Inc., senior note, 4.25%, 8/15/18	United States	624,000		712,140
b	National Health Investors Inc., senior note, 3.25%, 4/01/21	United States	1,686,000		1,911,502
b	Starwood Waypoint Residential Trust, senior note, 3.00%, 7/01/19	United States	1,059,000		1,265,505

					10,702,705

	Health Care Equipment & Supplies 0.6%
c	DexCom Inc., senior note, 144A, 0.75%, 5/15/22	United States	755,000		739,900
	Hologic Inc., senior bond, zero cpn., 12/15/43	United States	549,000		682,476
b,c	Insulet Corp., senior note, 144A, 1.25%, 9/15/21	United States	782,000		777,113
i	Nipro Corp., senior note, Reg S, zero cpn., 1/29/21	Japan	40,000,000	JPY	431,603
b	NuVasive Inc., senior note, 2.25%, 3/15/21	United States	685,000		936,737
	Quidel Corp., senior note, 3.25%, 12/15/20	United States	1,041,000		1,108,014
b	Wright Medical Group Inc., senior note, 2.00%, 2/15/20	United States	1,069,000		1,172,559
b	Wright Medical Group NV, senior note, 2.25%, 11/15/21	United States	883,000		1,224,611

					7,073,013

	Health Care Providers & Services 0.2%
	Brookdale Senior Living Inc., senior note, 2.75%, 6/15/18	United States	384,000		381,120
b	HealthSouth Corp., senior bond, 2.00%, 12/01/43	United States	315,000		399,262
b	Healthways Inc., senior note, 1.50%, 7/01/18	United States	815,000		1,427,269

					2,207,651

	Health Care Technology 0.2%
b	Allscripts Healthcare Solutions Inc., senior note, 1.25%, 7/01/20	United States	1,020,000		997,687

28	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Convertible Bonds (continued)
	Health Care Technology (continued)
c	Evolent Health Inc., senior note, 144A, 2.00%, 12/01/21	United States	50,000	$61,375
	Medidata Solutions Inc., senior note, 1.00%, 8/01/18	United States	830,000	1,075,369

				2,134,431

	Household Durables 0.1%
	KB Home, senior note, 1.375%, 2/01/19	United States	150,000	156,000
b	LGI Homes Inc., senior sub. note, 4.25%, 11/15/19	United States	621,000	992,824

				1,148,824

	Independent Power & Renewable Electricity Producers 0.0%†
b	Pattern Energy Group Inc., senior note, 4.00%, 7/15/20	United States	209,000	213,572

	Insurance 0.1%
b	AmTrust Financial Services Inc., senior bond, 2.75%, 12/15/44	United States	850,000	609,344
c	HCI Group Inc., senior bond, 144A, 4.25%, 3/01/37	United States	241,000	230,004

				839,348

	Internet & Direct Marketing Retail 0.1%
b	Shutterfly Inc., senior note, 0.25%, 5/15/18	United States	1,226,000	1,239,026

	Internet Software & Services 1.3%
c	Carbonite Inc., senior note, 144A, 2.50%, 4/01/22	United States	816,000	836,400
b	Cornerstone OnDemand Inc., senior note, 1.50%, 7/01/18	United States	300,000	305,437
	j2 Global Inc., senior bond, 3.25%, 6/15/29	United States	1,422,000	1,945,474
	Twitter Inc., senior note,
	0.25%, 9/15/19	United States	828,000	785,565
	[b] 1.00%, 9/15/21	United States	1,878,000	1,731,281
	WebMD Health Corp., senior note,
	2.50%, 1/31/18	United States	1,019,000	1,051,481
	[b] 1.50%, 12/01/20	United States	1,048,000	1,297,555
	[c] 144A, 2.625%, 6/15/23	United States	950,000	922,094
	Yahoo! Inc., zero cpn., 12/01/18	United States	3,712,000	3,971,840
b,c	Zillow Group Inc., senior note, 144A, 2.00%, 12/01/21	United States	1,032,000	1,148,100

				13,995,227

	IT Services 0.3%
c	Blackhawk Network Holdings Inc., senior note, 144A, 1.50%, 1/15/22	United States	617,000	690,654
	Cardtronics Inc., senior note, 1.00%, 12/01/20	United States	1,070,000	1,036,563
b	CSG Systems International Inc., senior bond, 4.25%, 3/15/36	United States	1,198,000	1,276,619
c	Square Inc., senior note, 144A, 0.375%, 3/01/22	United States	302,000	363,910

				3,367,746

	Life Sciences Tools & Services 0.2%
	Albany Molecular Research Inc., senior note, 2.25%, 11/15/18	United States	1,728,000	2,326,320
	Fluidigm Corp., senior bond, 2.75%, 2/01/34	United States	521,000	356,885

				2,683,205

	Machinery 0.2%
b,c	Greenbrier Cos Inc., senior note, 144A, 2.875%, 2/01/24	United States	1,089,000	1,150,256
	Navistar International Corp., senior sub. note,
	4.50%, 10/15/18	United States	159,000	157,708
	[b] 4.75%, 4/15/19	United States	1,344,000	1,308,720

				2,616,684

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Convertible Bonds (continued)
	Media 1.2%
b,c	DISH Network Corp., senior note, 144A, 2.375%, 3/15/24	United States	2,907,000	$3,046,900
b,c	DISH Network Corp., A, senior bond, 144A, 3.375%, 8/15/26	United States	4,498,000	5,490,371
	Liberty Interactive LLC, senior bond,
	4.00%, 11/15/29	United States	1,122,000	718,080
	[c] 144A, 1.75%, 9/30/46	United States	317,000	370,296
	Liberty Media Corp.,
	[b] senior bond, 1.375%, 10/15/23	United States	1,099,000	1,291,215
	[c] senior bond, 144A, 2.25%, 9/30/46	United States	397,000	430,249
	[c] senior note, 144A, 1.00%, 1/30/23	United States	261,000	287,426
c	World Wrestling Entertainment Inc., senior note, 144A, 3.375%, 12/15/23	United States	1,561,000	1,659,538

				13,294,075

	Metals & Mining 0.2%
b	AK Steel Corp., senior note, 5.00%, 11/15/19	United States	957,000	1,355,351
c	Pretium Resources Inc., senior sub. note, 144A, 2.25%, 3/15/22	Canada	414,000	377,258
	RTI International Metals Inc., senior note, 1.625%, 10/15/19	United States	240,000	283,800

				2,016,409

	Mortgage Real Estate Investment Trusts (REITs) 0.8%
	Apollo Commercial Real Estate Finance Inc., senior note, 5.50%, 3/15/19	United States	346,000	376,277
	Blackstone Mortgage Trust Inc., senior note,
	5.25%, 12/01/18	United States	858,000	973,830
	4.375%, 5/05/22	United States	596,000	597,862
b	Colony Capital Inc., senior note, 3.875%, 1/15/21	United States	1,666,000	1,702,444
	New York Mortgage Trust Inc., senior note, 6.25%, 1/15/22	United States	282,000	279,180
b	Redwood Trust Inc., senior note, 4.625%, 4/15/18	United States	1,040,000	1,055,600
	Starwood Property Trust Inc., senior note,
	[b] 3.75%, 10/15/17	United States	2,296,000	2,313,220
	4.375%, 4/01/23	United States	986,000	984,151
	Two Harbors Investment Corp., senior note, 6.25%, 1/15/22	United States	733,000	765,985

				9,048,549

	Oil, Gas & Consumable Fuels 0.6%
b	Aegean Marine Petroleum Network Inc., senior note,
	4.00%, 11/01/18	Greece	692,000	649,615
	[c] 144A, 4.25%, 12/15/21	Greece	2,560,000	1,851,200
b,c	Chesapeake Energy Corp., senior note, 144A, 5.50%, 9/15/26	United States	699,000	677,593
b	DHT Holdings Inc., senior note, 4.50%, 10/01/19	United States	407,000	403,184
c	Golar LNG Ltd., senior note, 144A, 2.75%, 2/15/22	Bermuda	540,000	502,875
b	Green Plains Inc., senior note,
	3.25%, 10/01/18	United States	1,251,000	1,552,022
	[c] 144A, 4.125%, 9/01/22	United States	1,201,000	1,247,539
	Whiting Petroleum Corp., senior note, 1.25%, 4/01/20	United States	25,000	21,953

				6,905,981

	Personal Products 0.1%
	Herbalife Ltd., senior note, 2.00%, 8/15/19	United States	771,000	803,771

	Pharmaceuticals 0.4%
	Depomed Inc., senior note, 2.50%, 9/01/21	United States	622,000	548,138
	Impax Laboratories Inc., senior note, 2.00%, 6/15/22	United States	260,000	223,925
b,c	Medicines Co., senior note, 144A, 2.75%, 7/15/23	United States	876,000	938,415

30	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Pharmaceuticals (continued)
c	Pacira Pharmaceuticals Inc., senior note, 144A, 2.375%, 4/01/22	United States	524,000		$537,428
c	Sucampo Pharmaceuticals Inc., senior note, 144A, 3.25%, 12/15/21	United States	1,018,000		972,826
	Theravance Inc., senior note, 2.125%, 1/15/23	United States	1,531,000		1,389,382

					4,610,114

	Professional Services 0.1%
b	51job Inc., senior note, 3.25%, 4/15/19	China	714,000		824,670

	Real Estate Management & Development 0.0%†
i	Immofinanz AG, senior note, Reg S, 2.00%, 1/24/24	Austria	300,000	EUR	375,762

	Semiconductors & Semiconductor Equipment 0.9%
b,c	Cypress Semiconductor Corp., senior note, 144A, 4.50%, 1/15/22	United States	961,000		1,186,234
c	Inphi Corp., senior note, 144A, 0.75%, 9/01/21	United States	903,000		909,208
b	Intel Corp., junior sub. bond, 3.25%, 8/01/39	United States	823,000		1,444,884
	Microchip Technology Inc.,
	[c] junior sub. bond, 144A, 2.25%, 2/15/37	United States	1,279,000		1,446,869
	senior sub. bond, 1.625%, 2/15/25	United States	1,905,000		3,089,672
	[b,c] senior sub. bond, 144A, 1.625%, 2/15/27	United States	1,104,000		1,223,370
c	ON Semiconductor Corp., senior note, 144A, 1.625%, 10/15/23	United States	604,000		628,160
c	Silicon Laboratories Inc., senior note, 144A, 1.375%, 3/01/22	United States	636,000		686,880

					10,615,277

	Software 0.9%
	Bottomline Technologies de Inc., senior note, 1.50%, 12/01/17	United States	899,000		911,923
	BroadSoft Inc., senior note, 1.00%, 9/01/22	United States	1,525,000		1,822,375
b	Citrix Systems Inc., senior note, 0.50%, 4/15/19	United States	1,113,000		1,377,337
	FireEye Inc., senior bond, 1.625%, 6/01/35	United States	590,000		538,375
c	HubSpot Inc., senior note, 144A, 0.25%, 6/01/22	United States	483,000		486,924
	Nuance Communications Inc.,
	senior bond, 1.00%, 12/15/35	United States	75,000		73,313
	[c] senior note, 144A, 1.25%, 4/01/25	United States	544,000		569,840
c	RealPage Inc., senior note, 144A, 1.50%, 11/15/22	United States	701,000		734,298
	Rovi Corp., senior note, 0.50%, 3/01/20	United States	603,000		586,041
	ServiceNow Inc., senior note, zero cpn.,
	[b] 11/01/18	United States	1,037,000		1,503,002
	[c] 144A, 6/01/22	United States	976,000		986,980

					9,590,408

	Textiles, Apparel & Luxury Goods 0.1%
	Iconix Brand Group Inc., senior sub. note, 1.50%, 3/15/18	United States	600,000		584,250

	Thrifts & Mortgage Finance 0.0%†
c	LendingTree Inc., senior note, 144A, 0.625%, 6/01/22	United States	357,000		364,586

	Trading Companies & Distributors 0.1%
c	Kaman Corp., senior note, 144A, 3.25%, 5/01/24	United States	1,143,000		1,141,571

	Transportation Infrastructure 0.2%
i	DP World Ltd., senior bond, Reg S, 1.75%, 6/19/24	United Arab Emirates	1,800,000		1,879,560
	Macquarie Infrastructure Corp., senior note, 2.00%, 10/01/23	United States	180,000		178,537

					2,058,097

	Total Convertible Bonds (Cost $157,145,862)				164,330,671

franklintempleton.com	Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds in Reorganization 0.1%
	Chemicals 0.1%
b,k	TerraVia Holdings Inc., senior sub. note, 5.00%, 10/01/19	United States	1,117,000		$423,064

	Communications Equipment 0.0%†
k	Nortel Networks Corp., senior note, 2.125%, 4/15/14	Canada	384,000		374,400

	Semiconductors & Semiconductor Equipment 0.0%†
k	SunEdison Inc., senior note,
	2.375%, 4/15/22	United States	247,000		4,940
	[c] 144A, 0.25%, 1/15/20	United States	126,000		2,520

					7,460

	Total Convertible Bonds in Reorganization (Cost $1,645,008)				804,924

	Corporate Bonds and Notes 15.7%
	Aerospace & Defense 0.1%
	Embraer Netherlands Finance BV, senior bond,
	5.05%, 6/15/25	Brazil	95,000		98,230
	5.40%, 2/01/27	Brazil	130,000		134,827
c	Embraer Overseas Ltd., senior bond, 144A, 5.696%, 9/16/23	Brazil	90,000		96,862
c	Meccanica Holdings USA Inc., senior bond, 144A, 6.25%, 1/15/40	Italy	555,000		616,050

					945,969

	Auto Components 0.0%†
c	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc., senior note, 144A, 7.875%, 10/01/22	United States	170,000		174,145

	Automobiles 0.1%
c,l	BMW U.S. Capital LLC, senior note, 144A, FRN, 1.53%, 4/06/20	Germany	480,000		480,305
l	Toyota Motor Credit Corp., senior note, FRN, 1.548%, 1/17/19	United States	40,000		40,183
l	Toyota Motor Credit Corp., senior note, FRN, 1.598%, 10/18/19	United States	255,000		256,712

					777,200

	Banks 0.1%
c	Banco Macro SA, senior note, 144A, 17.50%, 5/08/22	Argentina	1,740,000	ARS	107,748
l	Bank of America Corp., senior note, FRN, 2.198%, 1/15/19	United States	20,000		20,229
l	Citibank NA, senior note, FRN, 1.41%, 11/09/18	United States	485,000		485,371
l	JPMorgan Chase & Co., senior note, FRN, 1.882%, 6/01/21	United States	480,000		480,204
l	Wells Fargo & Co., senior note, FRN, 1.364%, 6/02/17	United States	115,000		115,000

					1,208,552

	Beverages 0.0%†
l	PepsiCo Inc., senior note, FRN, 1.42%, 10/04/19	United States	260,000		261,445

	Biotechnology 0.1%
l	Amgen Inc., senior note, FRN, 1.632%, 5/11/20	United States	485,000		489,268
c	Grifols SA, senior note, 144A, 3.20%, 5/01/25	Spain	225,000	EUR	256,161

					745,429

	Capital Markets 0.0%†
	Donnelley Financial Solutions Inc., senior note, 8.25%, 10/15/24	United States	180,000		189,450

	Commercial Services & Supplies 1.2%
c	Harland Clarke Holdings Corp., senior note, 144A, 9.25%, 3/01/21	United States	7,314,000		7,167,720

32	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Commercial Services & Supplies (continued)
	RR Donnelley & Sons Co.,
	[b] senior bond, 6.50%, 11/15/23	United States	1,512,000		$1,534,680
	[b] senior bond, 6.00%, 4/01/24	United States	2,463,000		2,426,055
	senior bond, 6.625%, 4/15/29	United States	262,000		251,520
	senior note, 7.00%, 2/15/22	United States	1,585,000		1,664,250

					13,044,225

	Construction & Engineering 0.2%
c	Engility Corp., senior note, 144A, 8.875%, 9/01/24	United States	1,515,000		1,634,306
c	Great Lakes Dredge & Dock Corp., senior note, 144A, 8.00%, 5/15/22	United States	160,000		162,800

					1,797,106

	Construction Materials 0.0%†
c	Cemex SAB de CV, senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	365,000		393,288

	Consumer Finance 0.3%
l	Capital One Financial Corp., senior note, FRN, 1.941%, 5/12/20	United States	485,000		485,681
c	iPayment Inc., secured, second lien, 144A, 10.75%, 4/15/24	United States	2,378,000		2,669,305

					3,154,986

	Diversified Financial Services 1.9%
l	American Honda Finance Corp., senior note, FRN, 1.602%, 9/20/17	United States	180,000		180,258
c,l	Banco Hipotecario SA, senior note, 144A, FRN, 21.354%, 1/12/20	Argentina	3,890,000	ARS	247,228
c,l	Banco Supervielle SA, senior note, 144A, FRN, 24.167%, 8/09/20	Argentina	3,800,000	ARS	257,967
c,l	Bank of Tokyo-Mitsubishi UFJ Ltd., senior note, 144A, FRN, 2.141%, 9/14/18	Japan	335,000		337,735
i	Citigroup Global Markets Holdings Inc., zero cpn., Reg S,
	7/13/17	Egypt	16,546,094	EGP	893,078
	7/27/17	Egypt	14,516,210	EGP	777,548
	9/21/17	Egypt	46,465,292	EGP	2,415,220
	10/12/17	Egypt	14,378,990	EGP	739,199
b	Everi Payments Inc., senior note, 10.00%, 1/15/22	United States	6,346,000		7,004,397
c	Financiera de Desarrollo Territorial SA Findeter, senior bond, 144A, 7.875%, 8/12/24	Colombia	795,000,000	COP	272,741
l	JPMorgan Chase Bank NA, senior note, FRN, 1.746%, 9/23/19	United States	515,000		518,608
c	Ladder Capital Finance Holdings LLP, senior note, 144A, 5.875%, 8/01/21	United States	225,000		230,344
b,c	Opal Acquisition Inc., senior note, 144A, 8.875%, 12/15/21	United States	7,840,000		7,134,400
	Rumo Luxembourg Sarl, senior note, 7.375%, 2/09/24	Brazil	200,000		207,480

					21,216,203

	Diversified Telecommunication Services 0.7%
	Frontier Communications Corp., senior note, 10.50%, 9/15/22	United States	4,793,000		4,721,105
	Intelsat Jackson Holdings SA,
	senior bond, 7.25%, 10/15/20	Luxembourg	1,852,000		1,680,690
	senior note, 7.25%, 4/01/19	Luxembourg	934,000		896,640
i	MTN Mauritius Investment Ltd., senior bond, Reg S, 6.50%, 10/13/26	South Africa	720,000		755,460
l	Verizon Communications Inc., senior note, FRN, 1.506%, 6/09/17	United States	125,000		125,005

					8,178,900

	Electric Utilities 0.5%
i	1MDB Energy Ltd., senior note, Reg S, 5.99%, 5/11/22	Malaysia	1,300,000		1,420,453
	Bruce Mansfield Unit 1 2007 Pass Through Trust, secured bond, 6.85%, 6/01/34	United States	2,953,117		1,155,407
c	Enel SpA, sub. bond, 144A, 8.75% to 9/24/23, FRN thereafter, 9/24/73	Italy	745,000		882,825

franklintempleton.com	Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Electric Utilities (continued)
b	GenOn Americas Generation LLC, senior bond, 9.125%, 5/01/31	United States	1,738,000		$1,581,580

					5,040,265

	Energy Equipment & Services 0.2%
b,c	McDermott International Inc., second lien, 144A, 8.00%, 5/01/21	United States	1,857,000		1,926,638
i	Subsea 7 SA, senior note, Reg S, 1.00%, 10/05/17	United Kingdom	600,000		597,750

					2,524,388

	Food & Staples Retailing 0.2%
c	Albertsons Cos. LLC / Safeway Inc. / New Albertson’s Inc. / Albertson’s LLC, senior note, 144A, 6.625%, 6/15/24	United States	65,000		67,437
c	BRF GmbH, senior bond, 144A, 4.35%, 9/29/26	Brazil	530,000		497,930
b,c	The Fresh Market Inc., secured note, first lien, 144A, 9.75%, 5/01/23	United States	1,320,000		1,118,700

					1,684,067

	Food Products 0.0%†
c	JBS USA LLC / JBS USA Finance Inc., senior bond, 144A, 5.75%, 6/15/25	United States	180,000		174,600

	Gas Utilities 0.2%
	AmeriGas Partners LP / AmeriGas Finance Corp., senior note, 5.50%, 5/20/25	United States	220,000		223,850
	NGL Energy Partners LP / NGL Energy Finance Corp., senior note,
	5.125%, 7/15/19	United States	230,000		231,725
	6.875%, 10/15/21	United States	30,000		30,525
	[c] 144A, 7.50%, 11/01/23	United States	840,000		854,700
	[c] 144A, 6.125%, 3/01/25	United States	245,000		232,138
l	Transcanada Trust, junior sub. bond, FRN, 5.30%, 3/15/77	Canada	980,000		1,006,337

					2,579,275

	Health Care Providers & Services 0.2%
	Kindred Healthcare Inc., senior note, 8.75%, 1/15/23	United States	2,551,000		2,675,361

	Hotels, Restaurants & Leisure 0.2%
b,c	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., senior secured note, second lien, 144A, 10.25%, 11/15/22	United States	1,325,000		1,459,156
c	Mohegan Tribal Gaming Authority, senior note, 144A, 7.875%, 10/15/24	United States	558,000		578,228
b,c	Viking Cruises Ltd., senior bond, 144A, 6.25%, 5/15/25	United States	580,000		568,400

					2,605,784

	Independent Power & Renewable Electricity Producers 0.1%
b	GenOn Energy Inc., senior note, 9.875%, 10/15/20	United States	1,996,000		1,462,070

	Industrial Conglomerates 0.1%
	Icahn Enterprises LP / Icahn Enterprises Finance Corp., senior note,
	6.25%, 2/01/22	United States	225,000		234,844
	6.75%, 2/01/24	United States	295,000		308,644

					543,488

	IT Services 0.0%†
c	Acwa Power Management And Investments One Ltd., secured bond, 144A, 5.95%, 12/15/39	Saudi Arabia	485,000		495,633

	Life Sciences Tools & Services 0.0%†
c	Quintiles IMS Inc., senior note, 144A, 3.25%, 3/15/25	United States	230,000	EUR	266,370

34	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Machinery 0.3%
l	Caterpillar Financial Services Corp., senior note, FRN,
	1.276%, 6/09/17	United States	300,000	$300,005
	1.886%, 2/23/18	United States	505,000	507,313
c	Cloud Crane Escrow LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	81,000	88,290
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	2,393,000	2,433,370

				3,328,978

	Media 3.4%
c	American Media Inc., 144A,
	[b] secured note, second lien, 5.50%, 9/01/21	United States	1,253,845	1,264,816
	sub. note, zero cpn., 3/01/22	United States	20,085,513	16,294,372
	Clear Channel Worldwide Holdings Inc., senior sub. note, B, 7.625%, 3/15/20	United States	1,095,000	1,104,581
c	Cox Communications Inc., senior bond, 144A,
	4.70%, 12/15/42	United States	120,000	108,754
	4.50%, 6/30/43	United States	220,000	194,217
	DISH DBS Corp., senior note,
	5.875%, 11/15/24	United States	405,000	432,844
	7.75%, 7/01/26	United States	250,000	294,375
c	Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	3,783,000	3,943,778
	The McClatchy Co., senior bond,
	7.15%, 11/01/27	United States	1,062,000	988,988
	6.875%, 3/15/29	United States	3,743,000	3,059,903
c,h	Postmedia Network Inc., secured note, second lien, 144A, PIK, 10.25%, 7/15/23	Canada	4,371,874	5,197,065
c	Time Inc., senior note, 144A, 5.75%, 4/15/22	United States	4,625,000	4,804,219
	Time Warner Cable Inc., senior bond, 4.50%, 9/15/42	United States	240,000	230,250
l	Viacom Inc., junior sub. bond, FRN, 6.25%, 2/28/57	United States	60,000	61,832

				37,979,994

	Metals & Mining 0.5%
	AK Steel Corp.,
	[b] senior bond, 8.375%, 4/01/22	United States	701,000	727,726
	senior note, 7.625%, 10/01/21	United States	4,580,000	4,733,888
	Vale Overseas Ltd., senior bond, 6.25%, 8/10/26	Brazil	155,000	167,787

				5,629,401

	Oil, Gas & Consumable Fuels 2.8%
c	Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., senior note, 144A, 7.875%, 12/15/24	United States	360,000	378,900
c	Ascent Resources Utica Holdings LLC / ARU Finance Corp., senior note, 144A, 10.00%, 4/01/22	United States	365,000	376,406
c	Baytex Energy Corp., senior note, 144A,
	5.125%, 6/01/21	Canada	30,000	28,275
	5.625%, 6/01/24	Canada	1,000,000	917,500
c	Bellatrix Exploration Ltd., senior note, 144A, 8.50%, 5/15/20	Canada	625,000	590,625
d	Bonanza Creek Energy Inc., Escrow Account,
	6.75%, 4/15/21	United States	115,000	—
	5.75%, 2/01/23	United States	415,000	—
l	BP Capital Markets PLC, senior note, FRN, 1.607%, 2/13/18	United Kingdom	105,000	105,305
	California Resources Corp.,
	[c] secured note, second lien, 144A, 8.00%, 12/15/22	United States	280,000	210,700

franklintempleton.com	Annual Report	35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Oil, Gas & Consumable Fuels (continued)
	California Resources Corp. (continued)
	senior note, 5.50%, 9/15/21	United States	9,000	$6,165
	senior note, 6.00%, 11/15/24	United States	112,000	71,120
c	Callon Petroleum Co., senior note, 144A, 6.125%, 10/01/24	United States	335,000	348,400
b	Calumet Specialty Products Partners LP / Calumet Finance Corp., senior note, 6.50%, 4/15/21	United States	1,686,000	1,517,400
	Canadian Natural Resources Ltd., senior bond, 3.90%, 2/01/25	Canada	20,000	20,395
c	Cenovus Energy Inc., senior bond, 144A, 5.40%, 6/15/47	Canada	245,000	237,805
c	Cheniere Corpus Christi Holdings LLC, secured bond, 144A, 5.125%, 6/30/27	United States	1,140,000	1,157,100
c	Chesapeake Energy Corp., 144A,
	secured note, second lien, 8.00%, 12/15/22	United States	125,000	135,625
	[m] senior bond, 8.00%, 6/15/27	United States	75,000	73,594
	senior note, 8.00%, 1/15/25	United States	200,000	199,750
l	Chevron Corp., senior note, FRN, 1.352%, 11/15/17	United States	145,000	145,103
h	Comstock Resources Inc., senior secured note, first lien, PIK, 10.00% (all cash), 3/15/20	United States	3,353,000	3,420,060
	Continental Resources Inc.,
	senior bond, 5.00%, 9/15/22	United States	1,040,000	1,045,200
	senior note, 4.50%, 4/15/23	United States	35,000	34,475
	senior note, 3.80%, 6/01/24	United States	405,000	380,457
	Eclipse Resources Corp., senior note, 8.875%, 7/15/23	United States	545,000	551,812
	Enable Midstream Partners LP, senior bond, 5.00%, 5/15/44	United States	400,000	381,958
	Energy Transfer Partners LP, senior bond, 6.125%, 12/15/45	United States	540,000	603,226
	EnLink Midstream Partners LP, senior bond,
	5.60%, 4/01/44	United States	145,000	150,774
	5.05%, 4/01/45	United States	245,000	238,160
b	EP Energy LLC / Everest Acquisition Finance Inc., senior note, 9.375%, 5/01/20	United States	1,276,000	1,157,970
i,l	EP PetroEcuador via Noble Sovereign Funding I Ltd., secured note, FRN, Reg S, 6.781%, 9/24/19	Ecuador	424,737	426,861
c	Halcon Resources Corp., senior note, 144A, 6.75%, 2/15/25	United States	295,000	276,562
c	Hilcorp Energy I LP / Hilcorp Finance Co., senior bond, 144A, 5.00%, 12/01/24	United States	590,000	561,975
	HollyFrontier Corp., senior bond, 5.875%, 4/01/26	United States	900,000	970,989
	Kinder Morgan Energy Partners LP, senior bond,
	5.625%, 9/01/41	United States	130,000	135,747
	5.00%, 8/15/42	United States	300,000	295,986
	4.70%, 11/01/42	United States	150,000	144,617
	5.00%, 3/01/43	United States	145,000	142,787
	Marathon Oil Corp., senior bond, 5.20%, 6/01/45	United States	585,000	591,983
	Matador Resources Co., senior note, 6.875%, 4/15/23	United States	312,000	329,160
c	MEG Energy Corp., 144A,
	senior bond, 6.375%, 1/30/23	Canada	180,000	155,250
	senior bond, 7.00%, 3/31/24	Canada	665,000	578,550
	senior secured note, second lien, 6.50%, 1/15/25	Canada	230,000	225,688
	MPLX LP, senior bond, 5.20%, 3/01/47	United States	240,000	249,319
	Oasis Petroleum Inc.,
	senior bond, 6.875%, 1/15/23	United States	70,000	70,700
	senior note, 6.875%, 3/15/22	United States	725,000	735,875
c	Parsley Energy LLC / Parsley Finance Corp., senior note, 144A, 6.25%, 6/01/24	United States	270,000	286,200
c	PDC Energy Inc., senior note, 144A, 6.125%, 9/15/24	United States	130,000	134,225
	Petrobras Global Finance BV,
	senior bond, 7.375%, 1/17/27	Brazil	615,000	660,817
	senior bond, 5.625%, 5/20/43	Brazil	165,000	138,600
	senior bond, 7.25%, 3/17/44	Brazil	165,000	163,515

36	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Oil, Gas & Consumable Fuels (continued)
	Petrobras Global Finance BV (continued)
	senior note, 5.375%, 1/27/21	Brazil	882,000		$905,329
	senior note, 8.375%, 5/23/21	Brazil	1,199,000		1,351,453
	senior note, 6.125%, 1/17/22	Brazil	219,000		227,870
	senior note, 8.75%, 5/23/26	Brazil	75,000		87,469
	Petroleos Mexicanos, senior note,
	6.375%, 2/04/21	Mexico	770,000		844,613
	4.25%, 1/15/25	Mexico	247,000		242,999
	6.875%, 8/04/26	Mexico	317,000		356,292
	[i,l] FRN, Reg S, 4.77%, 3/11/22	Mexico	402,000		436,572
	Petroleos Mexicanos, senior note,
	[i] Reg S, 5.375%, 3/13/22	Mexico	442,000		470,398
	[i] Reg S, 1.875%, 4/21/22	Mexico	869,000	EUR	967,674
	[i] Reg S, 3.75%, 2/21/24	Mexico	290,000	EUR	337,876
	Rice Energy Inc., senior note, 6.25%, 5/01/22	United States	345,000		359,662
	Rose Rock Midstream LP / Rose Rock Finance Corp., senior note, 5.625%, 11/15/23	United States	285,000		285,177
	RSP Permian Inc., senior note, 6.625%, 10/01/22	United States	1,250,000		1,323,437
	SM Energy Co.,
	senior bond, 6.50%, 1/01/23	United States	85,000		84,150
	senior bond, 5.625%, 6/01/25	United States	10,000		9,447
	senior bond, 6.75%, 9/15/26	United States	90,000		88,650
	senior note, 6.50%, 11/15/21	United States	10,000		10,150
	senior note, 6.125%, 11/15/22	United States	220,000		217,800
	senior note, 5.00%, 1/15/24	United States	230,000		213,900
c	Transocean Proteus Ltd., senior note, 144A, 6.25%, 12/01/24	United States	340,000		351,900
	Williams Partners LP, senior bond, 6.30%, 4/15/40	United States	335,000		396,616
c,l	YPF SA, senior note, 144A, FRN, 23.083%, 7/07/20	Argentina	245,000		276,804

					31,605,904

	Paper & Forest Products 1.2%
	Resolute Forest Products Inc., senior note, 5.875%, 5/15/23	United States	13,328,000		13,194,720

	Pharmaceuticals 0.1%
c	Valeant Pharmaceuticals International Inc., senior note, 144A, 5.875%, 5/15/23	United States	870,000		712,856

	Professional Services 0.1%
b,c	Altegrity Inc., senior note, first lien, 144A, 9.50%, 7/01/19	United States	1,442,000		1,535,730

	Real Estate Management & Development 0.0%†
c	Rialto Holdings LLC / Rialto Corp., senior note, 144A, 7.00%, 12/01/18	United States	178,000		182,005

	Retailing 0.1%
i	Punch Taverns Finance PLC, Reg S,
	7.32%, 10/15/25	United Kingdom	146,000	GBP	250,847
	7.274%, 10/15/26	United Kingdom	225,000	GBP	399,636

					650,483

	Road & Rail 0.1%
i,j	RZD Capital PLC, (Russian Railways), loan participation, senior note, Reg S, 4.375%, 3/01/24	Russia	839,000		848,636

	Semiconductors & Semiconductor Equipment 0.0%†
l	Intel Corp., senior note, FRN, 1.262%, 5/11/20	United States	485,000		484,543

franklintempleton.com	Annual Report	37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Software 0.0%†
l	Oracle Corp., senior note, FRN, 1.35%, 7/07/17	United States	135,000		$135,039

	Specialty Retail 0.5%
b	CST Brands Inc., senior note, 5.00%, 5/01/23	United States	2,488,000		2,590,008
l	Lowe’s Cos. Inc., senior note, FRN, 1.721%, 9/14/18	United States	255,000		256,764
c	PetSmart Inc., 144A,
	senior note, 7.125%, 3/15/23	United States	319,000		298,265
	senior note, 8.875%, 6/01/25	United States	1,915,000		1,903,031
	senior secured, first lien note, 5.875%, 6/01/25	United States	160,000		161,200

					5,209,268

	Technology Hardware, Storage & Peripherals 0.1%
c	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	1,170,000		1,292,741

	Thrifts & Mortgage Finance 0.0%†
	Santander Holdings USA Inc., senior bond, 4.50%, 7/17/25	United States	20,000		20,630

	Trading Companies & Distributors 0.0%†
	Aircastle Ltd., senior note, 5.00%, 4/01/23	United States	125,000		133,829

	Wireless Telecommunication Services 0.1%
i	GTH Finance BV, senior note, Reg S, 6.25%, 4/26/20	Netherlands	249,000		266,162
	Qwest Capital Funding Inc., senior bond, 6.875%, 7/15/28	United States	260,000		247,650

					513,812

	Total Corporate Bonds and Notes (Cost $154,031,014)				175,596,768

	Corporate Bonds and Notes in Reorganization 0.7%
	Communications Equipment 0.5%
b,c,k	Avaya Inc., senior note, first lien, 144A, 7.00%, 4/01/19	United States	799,000		657,178
k	Nortel Networks Capital Corp., senior bond, 7.875%, 6/15/26	Canada	221,000		215,475
k	Nortel Networks Ltd., senior note,
	zero cpn., 7/15/11	Canada	3,448,000		3,430,760
	10.125%, 7/15/13	Canada	1,199,000		1,231,972

					5,535,385

	Diversified Telecommunication Services 0.0%†
c,k	Oi SA, senior note, 144A, 9.75%, 9/15/16	Brazil	300,000	BRL	24,452

	Electric Utilities 0.2%
c,k	Energy Future Intermediate Holding Co. LLC / EFIH Finance Inc., secured, second lien bond, 144A, 11.75%, 3/01/22	United States	1,886,767		2,551,853

	Total Corporate Bonds and Notes in Reorganization (Cost $8,154,378)				8,111,690

l,n	Senior Floating Rate Interests 0.7%
	Aerospace & Defense 0.1%
	Avolon, Term Loan B, 3.76%, 3/21/22	United States	160,000		162,356
	TransDigm Group Inc., Term Loan E, 4.147%, 5/14/22	United States	29,099		29,199
	TransDigm Inc., Term Loan F, 4.04%, 6/09/23	United States	205,421		206,031

					397,586

	Auto Components 0.0%†
	Tectum Holdings/Truck Hero, Term Loan, 5.156%, 4/22/24	United States	218,001		216,775

38	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
l,n	Senior Floating Rate Interests (continued)
	Building Products 0.0%†
	Ply Gem Holdings Inc., Term Loan, first lien, 4.147%, 2/01/21	United States	27,233	$27,429

	Capital Markets 0.0%†
	Donnelley Financial Solutions Inc., Term Loan B, 5.00%, 9/29/23	United States	76,229	77,070

	Commercial Services & Supplies 0.0%†
	Camelot Finance LP, Term Loan, 4.54%, 10/03/23	United States	130,758	131,616
	GFL Environmental, Term Loan B, 3.897%, 9/29/23	Canada	69,650	69,955

				201,571

	Construction & Engineering 0.0%†
	Engility Corp., Term Loan B2, 6.75%, 8/14/23	United States	98,111	98,929

	Containers & Packaging 0.0%†
	BWay, Term Loan B, 4.245%, 4/03/24	United States	240,000	239,871

	Diversified Financial Services 0.1%
	B.C. Unlimited Liability Co., Term Loan, 3.25%, 2/16/24	United States	30,000	30,059
	Cequel/SuddenLink, Term Loan, 3.28%, 7/28/25	United States	24,299	24,317
	Gates Global Inc., Term Loan, 4.408%, 4/01/24	United States	130,822	131,548
	Harbor Frieght Tools USA Inc., Term Loan B, 4.29%, 8/18/23	United States	118,275	118,431
	Serta Simmons Holdings LLC, Term Loan, second lien, 9.18%, 11/08/24	United States	199,727	202,598
	Ziggo BV, Term Loan E, 3.49%, 4/15/25	United States	181,200	182,305

				689,258

	Diversified Telecommunication Services 0.0%†
	Sprint Communications Inc., Term Loan B, 3.56%, 2/02/24	United States	225,000	225,603
	Zayo Group, Term Loan B2, 3.51%, 1/19/24	United States	38,384	38,684

				264,287

	Electric Utilities 0.0%†
l	Power Buyer LLC, Delayed Draw, first lien, Term Loan, 4.43%, 5/06/20	United States	65,949	65,908

	Electronic Equipment, Instruments & Components 0.1%
	Veritas US Inc., Term Loan B, 6.772%, 1/27/23	United States	730,836	732,481

	Food & Staples Retailing 0.0%†
	Albertsons Cos. Inc., Term Loan B4, 4.04%, 8/25/21	United States	299,250	300,747

	Food Products 0.0%†
	Post Holdings Inc., Term Loan B, 3.28%, 5/24/24	United States	62,727	63,142

	Health Care Providers & Services 0.1%
	Envision Healthcare Corp., Term Loan B, 4.15%, 12/01/23	United States	74,813	75,689
	Inventiv Health Inc., Initial Term Loan, 4.95%, 11/09/23	United States	483,788	487,027
	Team Health Inc., Term Loan B, 3.79%, 2/06/24	United States	239,946	239,526
	Universal Services, Delayed Draw, Term Loan B, 4.79%, 7/28/22	United States	118,500	119,092

				921,334

	Hotels, Restaurants & Leisure 0.0%†
	Boyd Gaming Corp., Term Loan B, 3.45%, 9/15/23	United States	64,444	64,876

	Insurance 0.1%
	Asurion LLC, Term Loan, 10.04%, 8/31/21	United States	525,000	543,375

	Internet Software & Services 0.0%†
	GTT Communications, Term Loan B, 5.06%, 1/09/24	United States	52,868	53,609
	Rackspace Hosting Inc., Term Loan B, 4.67%, 11/03/23	United States	84,787	85,387

franklintempleton.com	Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
l,n	Senior Floating Rate Interests (continued)
	Internet Software & Services (continued)
	Uber Technologies Inc., Term Loan, 5.01%, 7/13/23	United States	258,700		$257,665

					396,661

	IT Services 0.0%†
	Gartner Inc., Term Loan B, 3.04%, 4/05/24	United States	30,000		30,262
	Presidio Inc., Term Loan B, 4.398%, 2/02/22	United States	164,898		166,547

					196,809

	Machinery 0.0%†
	North American Lifting Holdings Inc., Initial Term Loan, 5.647%, 11/27/20	United States	15,497		14,954

	Media 0.0%†
	AMC Entertainment Holdings Inc., Term Loan B, 3.742%, 12/15/23	United States	24,938		25,131
	Cablevision SA, Term Loan B, 3.25%, 7/17/25	United States	34,913		34,940
	CBS Radio Inc., Term Loan B, 4.51%, 10/17/23	United States	90,316		91,230

					151,301

	Metals & Mining 0.0%†
	Signode Industrial Group, Initial Term Loan B, 3.79%, 5/01/21	United States	23,750		23,957

	Oil, Gas & Consumable Fuels 0.1%
	California Resources Corp., Term Loan L, 11.38%, 12/31/21	United States	485,000		537,744
	Chesapeake Energy Corp., Term Loan A, 8.69%, 8/23/21	United States	293,445		317,776
	MEG Energy Corp., Term Loan B, 4.68%, 12/31/23	Canada	28,422		28,409
	Southcross Energy Partners LP, senior secured, Term Loan B, first lien guaranteed, 5.429%, 8/04/21	United States	29,252		26,510

					910,439

	Retailing 0.0%†
	Talbots Inc., Term Loan, first lien, 5.54%, 3/19/20	United States	59,768		55,883

	Semiconductors & Semiconductor Equipment 0.0%†
	Cavium Inc., Term Loan B, 3.28%, 8/16/22	United States	65,598		65,926

	Software 0.0%†
	Change Healthcare Holdings LLC, Term Loan, 3.79%, 3/01/24	United States	159,818		160,517

	Specialty Retail 0.0%†
	Bass Pro Group LLC, Term Loan B, 6.147%, 12/15/23	United States	245,000		238,492
	The Men’s Warehouse Inc., Term Loan B, 4.50%, 6/18/21	United States	98,630		93,205

					331,697

	Technology Hardware, Storage & Peripherals 0.1%
	Xerox Busines, Term Loan B, 4.99%, 12/07/23	United States	418,950		426,543

	Trading Companies & Distributors 0.0%†
	HD Supply Inc., Term Loan B, 3.897%, 10/17/23	United States	144,275		145,297

	Wireless Telecommunication Services 0.0%†
	Virgin Media, Term Loan I, 3.74%, 1/31/25	United Kingdom	210,000		211,138

	Total Senior Floating Rate Interests (Cost $7,856,679)				7,995,761

	Foreign Government and Agency Securities 3.2%
i	Africa Finance Corp., senior note, Reg S, 3.875%, 4/13/24	Supranational	869,000		865,089
	Argentine Bonos del Tesoro,
	22.75%, 3/05/18	Argentina	21,997,056	ARS	1,375,545
	21.20%, 9/19/18	Argentina	12,181,123	ARS	763,740

40	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Brazil Letras do Tesouro Nacional, senior note, zero cpn., 7/01/17	Brazil	3,700,000	BRL	$1,133,733
i	Eastern and Southern African Trade and Development Bank, senior note, Reg S, 5.375%, 3/14/22	Supranational	929,000		945,545
	Government of Argentina,
	7.82%, 12/31/33	Argentina	1,589,400	EUR	1,894,835
	2.26% to 3/31/19, 4.74% thereafter, 12/31/38	Argentina	2,313,071	EUR	1,680,408
	[i] Reg S, 5.00%, 1/15/27	Argentina	419,000	EUR	454,720
	senior bond, 7.82%, 12/31/33	Argentina	610,990	EUR	735,091
	senior note, 8.75%, 6/02/17	Argentina	2,083,173		2,083,173
	[l] senior note, FRN, 22.518%, 10/09/17	Argentina	34,739,921	ARS	2,153,325
	[i] senior note, Reg S, 3.875%, 1/15/22	Argentina	1,046,000	EUR	1,187,180
	senior note, 5.625%, 1/26/22	Argentina	525,000		548,362
i	Government of Ecuador, senior note, Reg S, 10.75%, 3/28/22	Ecuador	316,000		340,095
i	Government of Egypt, senior note, Reg S, 6.125%, 1/31/22	Egypt	1,185,000		1,219,365
i	Government of Guatemala, senior bond, Reg S, 4.375%, 6/05/27	Guatemala	530,000		526,380
c	Government of Hellenic Republic, senior note, 144A, 4.75%, 4/17/19	Greece	2,161,000	EUR	2,388,959
i	Government of Honduras, senior note, Reg S, 8.75%, 12/16/20	Honduras	200,000		229,624
i	Government of Iraq, senior bond, Reg S, 5.80%, 1/15/28	Iraq	564,000		519,734
i	Government of Pakistan, senior note, Reg S, 6.75%, 12/03/19	Pakistan	648,000		686,305
i	Government of Paraguay, Reg S,
	senior bond, 4.70%, 3/27/27	Paraguay	200,000		206,500
	senior note, 4.625%, 1/25/23	Paraguay	945,000		994,612
	Government of Poland, senior bond, 2.50%, 7/25/27	Poland	13,222,000	PLN	3,334,067
	Government of Russia,
	7.40%, 12/07/22	Russia	189,093,000	RUB	3,320,619
	7.75%, 9/16/26	Russia	20,242,000	RUB	360,987
	[i] Government of Ukraine, Reg S,
	7.75%, 9/01/19	Ukraine	1,030,000		1,058,294
	7.75%, 9/01/21	Ukraine	1,346,000		1,364,763
	Mexican Bonos, senior bond, 5.75%, 3/05/26	Mexico	100,000	[u] MXN	482,983
i	National Highways Authority of India, senior note, Reg S, 7.30%, 5/18/22	India	50,000,000	INR	778,535
c	Provincia de Buenos Aires, 144A,
	senior bond, 7.875%, 6/15/27	Argentina	240,000		252,994
	senior note, 5.75%, 6/15/19	Argentina	250,000		260,313
	[l] senior note, FRN, 23.893%, 5/31/22	Argentina	15,505,000	ARS	982,152
	senior note, 6.50%, 2/15/23	Argentina	185,000		191,475

	Total Foreign Government and Agency Securities (Cost $33,892,649)				35,319,502

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 2.0%
	Airlines 0.1%
c	Air Canada 2015-2 Class B Pass Through Trust, third lien note, 144A, 5.00%, 6/15/25	Canada	481,432		497,969
	Latam Airlines 2015-1 Class B Pass Through Trust, secured note, 4.50%, 8/15/25	Chile	702,956		696,805

					1,194,774

	Banks 0.0%†
l	Wells Fargo Mortgage Backed Securities 2003-M Trust, A1, FRN, 2.999%, 12/25/33	United States	27,828		28,086
l	Wells Fargo Mortgage Backed Securities 2004-0 Trust, A1, FRN, 2.995%, 8/25/34	United States	11,065		11,328

franklintempleton.com	Annual Report	41

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Banks (continued)
	Wells Fargo Mortgage Backed Securities 2005-16 Trust, A18, 6.00%, 1/25/36	United States	5,402	$5,387
l	Wells Fargo Mortgage Backed Securities 2005-AR10 Trust, 2A4, FRN, 3.116%, 6/25/35	United States	16,765	17,164

				61,965

	Commercial Services & Supplies 0.0%†
c	Shenton Aircraft Investment I Ltd., 2015-A, 144A, 4.75%, 10/15/42	United States	301,829	310,669

	Consumer Finance 0.1%
	American Express Credit Account Master Trust,
	[l] 2012-A, FRN, 1.259%, 1/15/20	United States	100,000	100,012
	2014-A, 1.26%, 1/15/20	United States	100,000	99,996
	2014-A, 1.49%, 4/15/20	United States	100,000	100,067
	[l] 2014-A, FRN, 1.279%, 5/15/20	United States	100,000	100,088
l	Bank of America Credit Card Trust, FRN,
	A, 1.369%, 6/15/21	United States	100,000	100,484
	A3, 1.279%, 1/15/20	United States	100,000	100,057

				600,704

	Diversified Financial Services 1.6%
l	Adjustable Rate Mortgage 2005-1 Trust, 3A1, FRN, 3.216%, 5/25/35	United States	108,806	107,976
c	AIM Aviation Finance Ltd., 2015-B1, 144A, 5.072%, 2/15/40	Cayman Islands	314,732	308,831
c	Ajax Mortgage Loan 2016-B Trust, A, 144A, 4.00%, 9/25/65	United States	160,491	160,595
c	Ajax Mortgage Loan 2016-C Trust, A, 144A, 4.00%, 10/25/57	United States	145,836	145,766
l	Alliance Bancorp 2007-OA1 Trust, A1, FRN, 1.264%, 7/25/37	United States	326,234	247,744
	Ally Auto Receivables 2016-3 Trust, A3, 1.44%, 8/17/20	United States	180,000	179,934
l	American Express Issuance 2013-2 Trust II, A, FRN, 1.419%, 8/15/19	United States	240,000	240,945
l	American Home Mortgage Investment 2005-2 Trust, 1A1, FRN, 1.624%, 9/25/45	United States	91,309	78,021
l	American Home Mortgage Investment 2006-1 Trust, 11A1, FRN, 1.304%, 3/25/46	United States	321,762	278,138
	Banc of America Alternative Loan 2003-8 Trust, 1CB1, 5.50%, 10/25/33	United States	9,851	10,075
	Banc of America Alternative Loan 2004-6 Trust, 2A1, 6.00%, 7/25/34	United States	247,597	259,504
	Banc of America Funding 2005-5 Trust, 1A1, 5.50%, 9/25/35	United States	14,384	15,153
	Banc of America Funding 2007-4 Trust, 5A1, 5.50%, 11/25/34	United States	164,813	165,389
l	Banc of America Mortgage 2005-A Trust, 2A1, FRN, 3.466%, 2/25/35	United States	10,378	10,383
c	Bayview Opportunity Master Fund 2016-LT1 Trust, A1, 144A, 3.475%, 10/28/31	United States	71,275	71,022
c	Bayview Opportunity Master Fund IIA 2016-RPL3 Trust, A1, 144A, 3.475%, 7/28/31	United States	42,554	42,474
c	Bayview Opportunity Master Fund IIIA 2016-RN3 Trust, A1, 144A, 3.598%, 9/29/31	United States	56,742	56,814
c,l	Bayview Opportunity Master Fund IIIb 2017-RN2 Trust, A1, 144A, FRN, 3.475%, 4/28/32	United States	100,000	100,250
c	Bayview Opportunity Master Fund IVB 2017-NPL1 Trust, A1, A1, 144A, 3.598%, 1/28/32	United States	111,819	111,915
	BCAP LLC 2007-AA2 Trust, 22A1, 6.00%, 3/25/22	United States	186,701	184,490
c	Blackbird Capital Aircraft Lease Securitization Ltd., 2016-1, A, 144A, 4.213%, 12/16/41	United States	249,688	256,467
c,l	BLCP Hotel 2014-CLRN Trust, E, 144A, FRN, 4.659%, 8/15/29	United States	100,000	100,782
	BMW Vehicle Owner 2014-A3 Trust, 0.97%, 11/26/18	United States	11,616	11,611

42	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
	BXHT 2015-DRMZ Mortgage Trust, 9.189%, 7/15/29	United States	239,031		$232,644
c	CAM Mortgage 2016-1 Trust, 144A,
	A, 4.00%, 1/15/56	United States	32,924		33,233
	[l] M, FRN, 5.00%, 1/15/56	United States	150,000		145,923
c,l	CCRESG Commercial Mortgage 2016-HEAT Trust, D, 144A, FRN, 5.488%, 4/10/29	United States	100,000		102,189
	Chase Issuance Trust,
	[l] 2007-A12, FRN, 1.039%, 8/15/19	United States	330,000		330,007
	2014-A6, 1.26%, 7/15/19	United States	100,000		99,997
	[l] 2015-A1, FRN, 1.309%, 2/18/20	United States	110,000		110,206
	2015-A2, 1.59%, 2/18/20	United States	135,000		135,227
	[l] A5, FRN, 1.359%, 4/15/21	United States	120,000		120,624
c	CLI Funding LLC, 2014-2A, 144A, 3.38%, 10/18/29	United States	73,545		72,691
c	Coinstar Funding 2017-1 LLC, A2, 144A, 5.216%, 4/25/47	United States	245,000		249,371
c	Colony American Finance Ltd., 2015-1, D, 144A, 5.649%, 10/15/47	United States	115,000		117,943
c,l	Colony American Homes, 2014-2, 144A, FRN, 4.23%, 7/17/31	United States	100,000		100,914
c,l	COMM 2016-SAVA Mortgage Trust, C, 144A, FRN, 3.99%, 10/15/34	United States	155,000		156,132
	Countrywide Alternative Loan Trust,
	2003-1A1, 5.75%, 12/25/33	United States	66,267		68,085
	2003-A7, 5.50%, 7/25/33	United States	20,698		20,612
	2004-16CB, 5.50%, 7/25/34	United States	48,592		49,716
	2004-16CB, 5.50%, 8/25/34	United States	50,579		52,197
	2004-1A1, 5.50%, 4/25/34	United States	42,770		43,541
	2004-5A1, 5.75%, 1/25/35	United States	8,708		8,767
	2004-J10, 6.00%, 9/25/34	United States	109,647		113,288
	2005-2A1, 5.50%, 2/25/25	United States	9,450		9,644
	[l] 2005-2A1, FRN, 1.234%, 5/25/35	United States	49,783		41,722
l	Countrywide Home Loans Mortgage Pass-Through 2004-12 Trust, 8A1, FRN, 3.271%, 8/25/34	United States	14,643		14,049
l	Countrywide Home Loans Mortgage Pass-Through 2004-HYB4 Trust, 2A1, FRN, 3.204%, 9/20/34	United States	106,267		103,281
	Countrywide Home Loans Mortgage Pass-Through 2005-21 Trust, A17, 5.50%, 10/25/35	United States	14,279		12,937
c	CPS Auto Receivables 2014-B Trust, D, 144A, 4.62%, 5/15/20	United States	110,000		110,568
c	CPS Auto Receivables 2016-B Trust, E, 144A, 8.14%, 5/15/23	United States	500,000		539,249
c,l	Credit Suisse Mortgage Capital Certificates, 2015-A, 144A, FRN, 2.239%, 3/15/28	United States	110,000		110,014
c	CSMC OA LLC, 2014-E, 144A, 4.373%, 9/15/37	United States	300,000		261,549
l	Deutsche Mortgage Securities Inc. Mortgage Loan 2004-7 Trust, AR1, FRN, 1.374%, 6/25/34	United States	97,195		90,106
l	DSLA Mortgage Loan 2005-AR5 Trust, 2A1A, FRN, 1.334%, 9/19/45	United States	60,354		46,964
c	DT Auto Owner 2014-3 Trust, D, 144A, 4.47%, 11/15/21	United States	50,000		51,203
c	DT Auto Owner 2016-1 Trust, D, 144A, 4.66%, 12/15/22	United States	180,000		183,893
c	DT Auto Owner 2016-2 Trust, D, 144A, 5.43%, 11/15/22	United States	240,000		250,966
i,l	Dukinfield 2 PLC, FRN, Reg S, 1.595%, 12/20/52	United Kingdom	229,351	GBP	299,276
i,l	Eurosail PLC, 2007-2X, FRN, Reg S, 0.494%, 3/13/45	United Kingdom	67,853	GBP	85,515
c	First Investors Auto Owner 2016-1 Trust, D, 144A, 4.70%, 4/18/22	United States	110,000		114,514
	Ford Credit Auto Owner Trust,
	[c] 2014-A, 144A, 2.31%, 4/15/26	United States	100,000		101,304
	2014-A3, 0.90%, 10/15/18	United States	11,931		11,926

franklintempleton.com	Annual Report	43

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
	Ford Credit Auto Owner Trust (continued)
	2014-A3, 1.06%, 5/15/19	United States	20,286		$20,265
	2015-A3, 1.28%, 9/15/19	United States	49,282		49,265
l	Freddie Mac Structured Agency Credit Risk Debt Notes, FRN,
	2013-M2, 5.274%, 11/25/23	United States	250,000		278,043
	2015-M2, 2.874%, 10/25/27	United States	250,000		255,896
	2015-M3, 4.324%, 10/25/27	United States	250,000		275,556
c	GCAT 2017-2 LLC, A1, 144A, 3.50%, 4/25/47	United States	132,577		132,590
c	GCAT 2017-3 LLC, A1, 144A, 3.352%, 4/25/47	United States	96,655		96,991
l	GMACM Mortgage Loan 2005-AR4 Trust, 3A1, FRN, 3.676%, 7/19/35	United States	181,529		176,752
c,l	GP Portfolio 2014-GGP Trust, A, 144A, FRN, 2.189%, 2/15/27	United States	64,335		64,544
	GSR Mortgage Loan 2005-4F Trust, 6A1, 6.50%, 2/25/35	United States	15,864		15,928
l	GSR Mortgage Loan 2005-AR6 Trust, 4A5, FRN, 3.059%, 9/25/35	United States	147,675		148,389
l	Harborview Mortgage Loan 2003-2 Trust, 1A, FRN, 1.744%, 10/19/33	United States	102,616		97,770
l	Harborview Mortgage Loan 2004-11 Trust, 2A2A, FRN, 1.644%, 1/19/35	United States	149,252		130,112
l	Harborview Mortgage Loan 2004-2 Trust, 1A1, FRN, 1.524%, 6/19/34	United States	150,397		144,973
	Honda Auto Receivables 2014-2 Owner Trust, A3, 0.77%, 3/19/18	United States	4,855		4,853
	Honda Auto Receivables 2014-3 Owner Trust, A4, 1.31%, 10/15/20	United States	30,000		29,995
	Honda Auto Receivables 2015-1 Owner Trust, A3, 1.05%, 10/15/18	United States	25,002		24,985
	Honda Auto Receivables 2015-3 Owner Trust, A3, 1.27%, 4/18/19	United States	103,505		103,461
	Hyundai Auto Receivables 2015-A Owner Trust, A3, 1.05%, 4/15/19	United States	23,038		23,015
l	JP Morgan Chase Commercial Mortgage Securities 2007-LDP10 Trust, AM, FRN, 5.464%, 1/15/49	United States	53,095		53,047
c,l	JP Morgan Chase Commercial Mortgage Securities 2015-SGP Trust, D, 144A, FRN, 5.489%, 7/15/36	United States	180,000		182,464
l	JP Morgan Mortgage 2003-A2 Trust, 3A1, FRN, 2.98%, 11/25/33	United States	11,995		11,542
	JP Morgan Mortgage 2004-S1 Trust, 2A1, 6.00%, 9/25/34	United States	160,974		163,253
l	JP Morgan Mortgage 2005-A1 Trust, 6T1, FRN, 3.415%, 2/25/35	United States	21,409		21,250
l	JP Morgan Mortgage 2005-A3 Trust, 4A1, FRN, 3.089%, 6/25/35	United States	10,588		10,696
l	JP Morgan Mortgage 2006-A1 Trust, 1A2, FRN, 3.224%, 2/25/36	United States	40,635		37,947
l	JP Morgan Mortgage 2006-A7 Trust, 2A4, FRN, 3.252%, 1/25/37	United States	32,772		31,117
l	JP Morgan Mortgage 2007-A1 Trust, 4A2, FRN, 3.197%, 7/25/35	United States	7,948		7,986
l	Lehman XS 2006-2N Trust, 1A1, FRN, 1.284%, 2/25/46	United States	69,301		56,363
i,l	Ludgate Funding PLC, FRN, Reg S,
	2007-A2B, 0.00% 1/01/61	United Kingdom	36,816	EUR	39,623
	2008-A1, 0.939%, 1/01/61	United Kingdom	172,674	GBP	216,978
l	MASTR Adjustable Rate Mortgages 2004-7 Trust, 3A1, FRN, 2.915%, 7/25/34	United States	48,313		47,197
	MASTR Alternative Loan 2004-2 Trust, 8A4, 5.50%, 3/25/34	United States	245,000		250,127
	MASTR Alternative Loan 2004-8 Trust, 2A1, 6.00%, 9/25/34	United States	88,350		94,609
c	Merlin Aviation Holdings DAC, 2016-A, 144A, 4.50%, 12/15/32	United States	188,750		185,722
l	Merrill Lynch Mortgage Investors MLCC, FRN,
	2006-1A, 3.143%, 2/25/36	United States	104,774		99,719
	2006-2A, 3.019%, 5/25/36	United States	10,852		10,578
c,l	Morgan Stanley Capital I 2011-C2 Trust, E, 144A, FRN, 5.483%, 6/15/44	United States	150,000		142,948
c	Motel 6 2015-M6MZ Trust, M, 144A, 8.23%, 2/05/20	United States	983,758		999,744
	National City Mortgage Capital 2008-1 Trust, 2A1, 6.00%, 3/25/38	United States	49,802		52,035
l	New York Mortgage 2006-1 Trust, 2A2, FRN, 3.583%, 5/25/36	United States	30,687		28,350
i,l	Newgate Fund PLC, 2007-A2B, FRN, Reg S, 0.27%, 12/15/50	United Kingdom	79,349	EUR	88,040
c,l	NextGear Floorplan Master 2017-A1 Owner Trust, 144A, FRN, 2.091%, 4/18/22	United States	240,000		240,190
	Nissan Auto Receivables 2016-C Owner Trust, A3, 1.18%, 1/15/21	United States	85,000		84,483
c	OneMain Financial Issuance 2014-A Trust, 144A, 3.19%, 3/18/26	United States	150,000		151,697

44	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
c	OneMain Financial Issuance 2015-3 Trust, B, 144A, 4.16%, 11/20/28	United States	155,000		$150,752
c	OneMain Financial Issuance 2015-D Trust, 144A, 5.64%, 7/18/25	United States	285,000		286,152
c	OneMain Financial Issuance 2016-2 Trust, B, 144A, 5.94%, 3/20/28	United States	335,000		349,568
l	RALI 2006-QO4 Trust, 2A1, FRN, 1.214%, 4/25/46	United States	91,756		83,233
l	RALI 2006-QO7 Trust, 3A2, FRN, 1.229%, 9/25/46	United States	40,438		31,655
l	RFMSI 2005-SA1 Trust, FRN, 4.251%, 3/25/35	United States	139,309		114,817
i,l	RMAC Securities PLC, FRN, Reg S,
	2005-A2C, 0.031%, 6/12/43	United Kingdom	22,007	EUR	24,048
	2006-A2C, zero cpn., 6/12/44	United Kingdom	51,716	EUR	56,231
c,l	SCG Trust 2013-SRP1, FRN, 144A,
	A, 2.639%, 11/15/26	United States	100,000		99,301
	B, 3.489%, 11/15/26	United States	100,000		96,613
	C, 4.239%, 11/15/26	United States	100,000		97,510
	D, 4.333%, 11/15/26	United States	245,000		231,514
c	Sierra Timeshare 2013-3 Receivables Funding LLC, A, 144A, 2.20%, 10/20/30	United States	34,235		34,254
l	SLM Private Credit Student Loan 2003-A Trust, A3, FRN, 3.56%, A, 6/15/32	United States	115,000		115,023
l	SLM Private Credit Student Loan 2003-B Trust, A3, FRN, 3.28%, B, 3/15/33	United States	300,000		299,728
c	Sofi Professional Loan Program 2016-A LLC, B, 144A, 3.57%, 1/26/38	United States	183,953		185,597
l	Structured Adjustable Rate Mortgage Loan Trust, FRN,
	1A, 3.229%, 6/25/34	United States	17,292		17,159
	2005-A1, 1.334%, 7/25/35	United States	329,952		267,410
	7A3, 3.343%, 9/25/34	United States	28,738		29,069
	Structured Asset Securities Corp. 2005-1 Trust, 7A7, 5.50%, 2/25/35	United States	17,519		17,517
c	TAL Advantage V LLC, A, 144A, 3.55%, 11/20/38	United States	65,000		64,484
i,l	Towd Point Mortgage Funding 2016-GR1X PLC, B, FRN, Reg S, 1.736%, 7/20/46	United Kingdom	100,000	GBP	129,980
	Toyota Auto Receivables 2014-C Owner Trust, A3, 0.93%, 7/16/18	United States	7,789		7,783
	Toyota Auto Receivables 2015-C Owner Trust, A3, 1.34%, 6/17/19	United States	118,367		118,366
	Toyota Auto Receivables 2016-C Owner Trust, A3, 1.14%, 8/17/20	United States	70,000		69,657
	USAA Auto Owner 2015-1 Trust, A3, 1.20%, 6/17/19	United States	86,603		86,577
	USAA Auto Owner 2016-1 Trust, A3, 1.20%, 6/15/20	United States	120,000		119,664
c	VOLT LIV LLC, 144A,
	2017-A1, 3.625%, 2/25/47	United States	115,991		116,562
	2017-A2, 6.00%, 2/25/47	United States	100,000		101,633
c	VOLT LV LLC, 2017-A1, 144A, 3.50%, 3/25/47	United States	96,168		96,492
c	VOLT XL LLC, 2015-A2, 144A, 4.875%, 11/27/45	United States	140,000		138,192
c	VOLT XLVIII LLC, 2016-A1, 144A, 3.50%, 7/25/46	United States	208,102		209,426
c	VOLT XXXIII LLC, 2015-A1, 144A, 3.50%, 3/25/55	United States	91,869		92,452
c	VOLT XXXV, 2016-A1, 144A, 3.50%, 9/25/46	United States	171,920		172,862
l	Wells Fargo Bank, N.A., Adjustable Rate Mortgage 2004-4 Trust, 3A1, FRN, 3.367%, 3/25/35	United States	43,889		42,809
c,l	WF-RBS Commercial Mortgage 2012-C6 Trust, D, 144A, FRN, 5.577%, 4/15/45	United States	150,000		151,609
l	World Financial Network Credit Card Master 2015-A Trust, FRN, 1.469%, 2/15/22	United States	120,000		120,275

					17,753,328

	Equity Real Estate Investment Trusts (REITs) 0.1%
c	American Homes 4 Rent, 144A,
	2014-E, 6.231%, 10/17/36	United States	250,000		278,708
	2014-E, 6.418%, 12/17/36	United States	100,000		112,832

franklintempleton.com	Annual Report	45

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Equity Real Estate Investment Trusts (REITs) (continued)
c	American Homes 4 Rent, 144A (continued)
	2015-E, 5.639%, 4/17/52	United States	210,000	$226,190

				617,730

	Hotels, Restaurants & Leisure 0.0%†
c,m	Five Guys Holdings Inc., 2017-A2, 144A, 4.60%, 7/25/47	United States	75,000	75,000

	Mortgage Real Estate Investment Trusts (REITs) 0.0%†
	Citigroup Mortgage Loan 2005-2 Trust, 1A4, FRN, 2.971%, 5/25/35	United States	85	85
l	Citigroup Mortgage Loan 2005-3 Trust, 2A3, FRN, 3.035%, 8/25/35	United States	99,861	96,711
c,l	Citigroup Mortgage Loan 2009-10 Trust, 6A2, 144A, FRN, 3.183%, 9/25/34	United States	105,421	100,450

				197,246

	Thrifts & Mortgage Finance 0.1%
	Citibank Credit Card Issuance Trust,
	[l] 2013-A2, FRN, 1.309%, 5/26/20	United States	125,000	125,267
	[l] 2013-A7, FRN, 1.424%, 9/10/20	United States	200,000	200,892
	2014-A8, 1.73%, 4/09/20	United States	100,000	100,283
	Credit Suisse First Boston Mortgage Securities Corp.,
	[l] 2003-4A1, FRN, 3.314%, 12/25/33	United States	5,519	5,491
	2003-4A4, 5.75%, 11/25/33	United States	26,785	28,163
	[l] 2003-7A1, FRN, 3.203%, 11/25/33	United States	8,595	8,392
	[l] 2004-3A1, FRN, 3.358%, 5/25/34	United States	21,752	20,571
	2005-2A1, 5.25%, 11/25/20	United States	45,063	44,239
l	GS Mortgage Securities 2007-GG10 Trust, AM, FRN, 5.768%, 8/10/45	United States	510,000	513,298
l	IndyMac INDX Mortgage Loan 2004-AR7 Trust, A5, FRN, 2.244%, 9/25/34	United States	70,190	62,063
l	IndyMac INDX Mortgage Loan 2004-AR12 Trust, A1, FRN, 1.804%, 12/25/34	United States	104,614	88,970
l	IndyMac INDX Mortgage Loan 2006-AR2 Trust, 2A1, FRN, 1.234%, 2/25/46	United States	343,487	278,518
l	IndyMac INDX Mortgage Loan 2005-AR11 Trust, A3, FRN, 3.16%, 8/25/35	United States	82,143	68,496

				1,544,643

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $21,732,878)			22,356,059

			Number of Contracts
	Options Purchased 0.2%
	Calls – Exchange-Traded
	Auto Components 0.0%†
	Adient PLC, October Strike Price $80.00, Expires 10/20/17	United States	225	39,375

	Beverages 0.0%†
	Molson Coors Brewing Co., October Strike Price $97.50, Expires 10/20/17	United States	18	5,940

	Biotechnology 0.0%†
	Emergent BioSolutions Inc., September Strike Price $35.00, Expires 9/15/17	United States	60	9,150
	Intercept Pharmaceuticals Inc., June Strike Price $130.00, Expires 6/16/17	United States	16	320

				9,470

	Chemicals 0.0%†
	The Dow Chemical Co., September Strike Price $70.00, Expires 9/15/17	United States	136	4,692
	The Dow Chemical Co., January Strike Price $70.00, Expires 1/19/18	United States	136	14,960

				19,652

46	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Number of Contracts	Value
	Options Purchased (continued)
	Calls – Exchange-Traded (continued)
	Construction & Engineering 0.0%†
	Dycom Industries Inc., June Strike Price $110.00, Expires 6/16/17	United States	3	$21

	Construction Materials 0.0%†
	Cemex SAB de CV, ADR, July Strike Price $9.00, Expires 7/21/17	Mexico	151	2,416

	Consumer Finance 0.0%†
	PRA Group Inc., June Strike Price $35.00, Expires 6/16/17	United States	11	660
	PRA Group Inc., June Strike Price $37.50, Expires 6/16/17	United States	90	900

				1,560

	Diversified Telecommunication Services 0.0%†
	Frontier Communications Corp., August Strike Price $3.00, Expires 8/18/17	United States	193	965
	Frontier Communications Corp., November Strike Price $1.50, Expires 11/17/17	United States	130	1,820
	Telecom Italia SpA, December Strike Price 0.90 EUR, Expires 12/15/17	Italy	1,118	55,260
	Telecom Italia SpA, June Strike Price 0.76 EUR, Expires 6/15/18	Italy	554	80,780

				138,825

	Electronic Equipment, Instruments & Components 0.0%†
	Knowles Corp., June Strike Price $22.50, Expires 6/16/17	United States	47	1,410

	Exchange Traded Funds 0.0%†
	PowerShares QQQ Trust Series 1, June Strike Price $137.00, Expires 6/16/17	United States	20	9,660
	SPDR S&P Oil & Gas Exploration & Production ETF, December Strike Price $35.00, Expires 12/15/17	United States	476	84,014

				93,674

	Food & Staples Retailing 0.0%†
	The Kroger Co., October Strike Price $29.00, Expires 10/20/17	United States	308	70,840

	Insurance 0.0%†
	American International Group Inc., January Strike Price $65.00, Expires 1/19/18	United States	56	17,080
	American International Group Inc., January Strike Price $67.50, Expires 1/19/18	United States	55	11,440

				28,520

	Internet Software & Services 0.0%†
d	Pandora Media Inc., June Strike Price $15.00, Expires 6/16/17	United States	32	64
	WebMD Health Corp., June Strike Price $55.00, Expires 6/16/17	United States	32	6,400

				6,464

	Media 0.1%
	Charter Communications Inc., January Strike Price $360.00, Expires 1/19/18	United States	62	146,320
	DISH Network Corp., January Strike Price $70.00, Expires 1/19/18	United States	508	228,600
	Liberty Global PLC, July Strike Price $40.00, Expires 7/21/17	United Kingdom	272	1,088
	Vivendi SA, September Strike Price 22.00 EUR, Expires 9/15/17	France	196	4,184

				380,192

	Metals & Mining 0.0%†
	AK Steel Holding Corp., June Strike Price $6.50, Expires 6/16/17	United States	302	5,134
	AK Steel Holding Corp., June Strike Price $7.00, Expires 6/16/17	United States	289	2,601
	Teck Resources Ltd., August Strike Price $22.00, Expires 8/18/17	Canada	63	2,268

franklintempleton.com	Annual Report	47

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country		Number of Contracts	Value
Options Purchased (continued)
Calls – Exchange-Traded (continued)
Metals & Mining (continued)
Thyssenkrupp AG, September Strike Price 24.00 EUR, Expires 9/15/17	Germany		786	$114,784
Thyssenkrupp AG, September Strike Price 26.00 EUR, Expires 9/15/17	Germany		214	15,626

				140,413

Multi-Utilities 0.0%†
E.ON SE, December Strike Price 8.00 EUR, Expires 12/15/17	Germany		726	38,331

Semiconductors & Semiconductor Equipment 0.0%†
Cypress Semiconductor Corp., July Strike Price $14.00, Expires 7/21/17	United States		151	10,570
NXP Semiconductors NV, January Strike Price $110.00, Expires 1/19/18	Netherlands		222	108,780

				119,350

Software 0.0%†
Bottomline Technologies de Inc., June Strike Price $25.00, Expires 6/16/17	United States		32	1,680
Mobileye NV, January Strike Price $60.00, Expires 1/19/18	Israel		26	8,580
ServiceNow Inc., July Strike Price $110.00, Expires 7/21/17	United States		15	2,640
TiVo Corp., June Strike Price $21.00, Expires 6/16/17	United States		32	1,040

				13,940

Wireless Telecommunication Services 0.0%†
Vodafone Group PLC, ADR, January Strike Price $32.00, Expires 1/19/18	United Kingdom		552	30,360
Vodafone Group PLC, ADR, January Strike Price $40.00, Expires 1/19/18	United Kingdom		36	108

				30,468

		Counterparty	Notional Amount*
Calls – Over-the-Counter
Currency Options 0.0%†
USD/EUR, July Strike Price $1.05, Expires 7/31/17	United States	MSCO	2,149,000	372

			Number of Contracts
Puts – Exchange-Traded
Aerospace & Defense 0.0%†
Zodiac Aerospace, June Strike Price 20.00 EUR, Expires 6/16/17	France		47	264

Diversified Financial Services 0.1%
CAC 40 Index, July Strike Price 5,100.00 EUR, Expires 7/21/17	France		85	52,717
Deutsche Boerse AG German Stock Index DAX, July Strike Price 12,000.00 EUR, Expires 7/21/17	Germany		55	21,810

48	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Number of Contracts	Value
Options Purchased (continued)
Puts – Exchange-Traded (continued)
Diversified Financial Services (continued)
EURO STOXX 50 Price EUR, July Strike Price 3,400.00 EUR, Expires 7/21/17	Germany	99	$31,696
EURO STOXX Utilities Price EUR, September Strike Price 270.00 EUR, Expires 9/15/17	Germany	166	59,673
S&P 500 Index, June Strike Price $2,220.00, Expires 6/16/17	United States	7	560
S&P 500 Index, June Strike Price $2,250.00, Expires 6/16/17	United States	102	10,200
S&P 500 Index, June Strike Price $2,275.00, Expires 6/16/17	United States	166	23,240
S&P 500 Index, June Strike Price $2,350.00, Expires 6/16/17	United States	28	10,920
S&P 500 Index, June Strike Price $2,300.00, Expires 6/30/17	United States	319	149,930
S&P 500 Index, July Strike Price $2,300.00, Expires 7/21/17	United States	57	58,767

			419,513

Exchange Traded Funds 0.0%†
iShares iBoxx High Yield Corporate Bond ETF, July Strike Price $87.00, Expires 7/21/17	United States	278	12,510
PowerShares QQQ Trust Series 1, August Strike Price $135.00, Expires 8/18/17	United States	276	44,160
SPDR S&P 500 ETF Trust, July Strike Price $233.00, Expires 7/21/17	United States	197	26,398

			83,068

Independent Power & Renewable Electricity Producers 0.0%†
Dynegy Inc., June Strike Price $5.00, Expires 6/16/17	United States	138	690
Pattern Energy Group Inc., June Strike Price $17.50, Expires 6/16/17	United States	66	330

			1,020

Internet & Direct Marketing Retail 0.0%†
Netflix Inc., June Strike Price $100.00, Expires 6/16/17	United States	261	261

Internet Software & Services 0.0%†
Pandora Media Inc., June Strike Price $10.00, Expires 6/16/17	United States	52	7,644

Media 0.0%†
Vivendi SA, June Strike Price 16.00 EUR, Expires 6/16/17	France	121	136

Metals & Mining 0.0%†
Thyssenkrupp AG, June Strike Price 22.00 EUR, Expires 6/16/17	Germany	83	932

Mortgage Real Estate Investment Trusts (REITs) 0.0%†
Two Harbors Investment Corp., June Strike Price $9.00, Expires 6/16/17	United States	68	272

Oil, Gas & Consumable Fuels 0.0%†
Aegean Marine Petroleum Network Inc., July Strike Price $5.00, Expires 7/21/17	Greece	127	7,620
WPX Energy Inc., August Strike Price $10.00, Expires 8/18/17	United States	84	5,880

			13,500

Pharmaceuticals 0.0%†
Innoviva Inc., June Strike Price $10.00, Expires 6/16/17	United States	64	320

franklintempleton.com	Annual Report	49

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Counterparty	Notional Amount*	Value
	Options Purchased (continued)
	Puts – Over-the-Counter
	Currency Options
	USD/PHP, May Strike Price 50.95 PHP, Expires 5/18/18	United States	BOFA	2,950,000	$62,232
	USD/CAD, July Strike Price 1.36 CAD, Expires 7/31/17	United States	DBAB	3,200,000	19,205

					81,437

	Total Options Purchased (Cost $2,408,448)				1,749,600

	Total Investments before Short Term Investments (Cost $737,801,021)				830,195,511

				Principal Amount*
	Short Term Investments 21.0%
	U.S. Government and Agency Securities (Cost $36,036,089) 3.2%
b,o	U.S. Treasury Bill, 7/27/17	United States		36,080,000	36,031,581

				Shares
	Money Market Funds 14.9%
p,q	Dreyfus Government Cash Management, Institutional Shares, 0.72%	United States		47,292,076	47,292,076
p	Fidelity Investments Money Market Funds, 0.65%	United States		119,205,930	119,205,930

	Total Money Market Funds (Cost $166,498,006)				166,498,006

				Principal Amount*
	Repurchase Agreements (Cost $32,634,570) 2.9%
r	Joint Repurchase Agreement, 0.793%, 6/01/17 (Maturity Value $32,635,289)	United States		32,634,570	32,634,570

BNP Paribas Securities Corp. (Maturity Value $14,229,215)
Deutsche Bank Securities Inc. (Maturity Value $2,753,938)
HSBC Securities (USA) Inc. (Maturity Value $14,229,215)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,422,921)

Collateralized by U.S. Government Agency Securities, 0.83% - 2.375%, 3/28/18 - 4/05/22; [o]U.S. Treasury Bill, 11/16/17; U.S. Treasury Note, 0.75% - 2.125%, 4/15/18 - 2/28/22; and U.S. Treasury Note, Index Linked, 1.375%, 7/15/18 (valued at $33,297,121)

	Total Investments (Cost $972,969,686) 95.5%				1,065,359,668
	Options Written (0.0)%†				(274,388)
	Securities Sold Short (21.4)%				(238,768,195)
	Other Assets, less Liabilities 25.9%				289,236,042

	Net Assets 100.0%				$1,115,553,127

50	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Number of Contracts	Value
s	Options Written (0.0)%†
	Calls – Exchange-Traded
	Chemicals (0.0)%†
d	Akzo Nobel NV, June Strike Price 80.00 EUR, Expires 6/16/17	Netherlands	28	$(2,359)

	Diversified Telecommunication Services (0.0)%†
	Straight Path Communications Inc., August Strike Price $190.00, Expires 8/18/17	United States	40	(10,100)
	Telecom Italia SpA, December Strike Price 1.20 EUR, Expires 12/15/17	Italy	1,118	(5,777)

				(15,877)

	Exchange Traded Funds (0.0)%†
	Financial Select Sector SPDR Fund, July Strike Price $25.00, Expires 7/21/17	United States	102	(306)
	SPDR S&P Oil & Gas Exploration & Production ETF, December Strike Price $39.00, Expires 12/15/17	United States	476	(32,606)

				(32,912)

	Food & Staples Retailing (0.0)%†
	The Kroger Co., October Strike Price $32.00, Expires 10/20/17	United States	308	(29,260)

	Pharmaceuticals (0.0)%†
	Pfizer Inc., July Strike Price $36.00, Expires 7/21/17	United States	47	(94)

	Software (0.0)%†
	Oracle Corp., July Strike Price $48.00, Expires 7/21/17	United States	38	(1,216)

	Technology Hardware, Storage & Peripherals (0.0)%†
	Apple Inc., July Strike Price $165.00, Expires 7/21/17	United States	13	(936)

	Tobacco (0.0)%†
	Philip Morris International Inc., June Strike Price $120.00, Expires 6/16/17	United States	10	(1,400)

	Puts – Exchange-Traded
	Beverages (0.0)%†
	Molson Coors Brewing Co., October Strike Price $92.50, Expires 10/20/17	United States	18	(5,940)

	Biotechnology (0.0)%†
	Emergent BioSolutions Inc., September Strike Price $30.00, Expires 9/15/17	United States	60	(10,350)
	Intercept Pharmaceuticals Inc., June Strike Price $100.00, Expires 6/16/17	United States	23	(2,300)

				(12,650)

	Construction & Engineering (0.0)%†
	Dycom Industries Inc., June Strike Price $100.00, Expires 6/16/17	United States	6	(10,284)

	Construction Materials (0.0)%†
	Cemex SAB de CV, ADR, July Strike Price $8.00, Expires 7/21/17	Mexico	151	(4,379)

	Consumer Finance (0.0)%†
	PRA Group Inc., June Strike Price $35.00, Expires 6/16/17	United States	53	(5,300)

	Diversified Financial Services (0.0)%†
	CAC 40 Index, July Strike Price 4,800.00 EUR, Expires 7/21/17	France	85	(16,261)
	Deutsche Boerse AG German Stock Index DAX, July Strike Price 11,300.00 EUR, Expires 7/21/17	Germany	55	(6,425)
	EURO STOXX 50 Price EUR, July Strike Price 3,200.00 EUR, Expires 7/21/17	Germany	99	(9,898)
	EURO STOXX Utilities Price EUR, September Strike Price 250.00 EUR, Expires 9/15/17	Germany	166	(21,445)
	S&P 500 Index, June Strike Price $2,300.00, Expires 6/16/17	United States	28	(5,040)
	S&P 500 Index, July Strike Price $2,150.00, Expires 7/21/17	United States	57	(18,810)

				(77,879)

franklintempleton.com	Annual Report	51

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Number of Contracts	Value
s	Options Written (continued)
	Puts – Exchange-Traded (continued)
	Exchange Traded Funds (0.0)%†
	PowerShares QQQ Trust Series 1, August Strike Price $127.00, Expires 8/18/17	United States	276	$(17,388)

	Insurance (0.0)%†
	American International Group Inc., January Strike Price $52.50, Expires 1/19/18	United States	56	(5,740)

	Internet Software & Services (0.0)%†
d	Pandora Media Inc., June Strike Price $12.00, Expires 6/16/17	United States	32	(10,400)
	WebMD Health Corp., June Strike Price $45.00, Expires 6/16/17	United States	32	(640)
	WebMD Health Corp., June Strike Price $50.00, Expires 6/16/17	United States	32	(480)

				(11,520)

	Machinery (0.0)%†
	The Greenbrier Cos Inc., July Strike Price $40.00, Expires 7/21/17	United States	15	(1,650)

	Metals & Mining (0.0)%†
	AK Steel Holding Corp., June Strike Price $6.00, Expires 6/16/17	United States	289	(6,936)
	Teck Resources Ltd., August Strike Price $19.00, Expires 8/18/17	Canada	63	(13,671)
	Thyssenkrupp AG, September Strike Price 19.00 EUR, Expires 9/15/17	Germany	217	(4,388)

				(24,995)

	Multi-Utilities (0.0)%†
	E.ON SE, December Strike Price 6.00 EUR, Expires 12/15/17	Germany	726	(5,709)

	Semiconductors & Semiconductor Equipment (0.0)%†
	Microchip Technology Inc., July Strike Price $77.50, Expires 7/21/17	United States	45	(3,375)

	Software (0.0)%†
	Bottomline Technologies de Inc., June Strike Price $20.00, Expires 6/16/17	United States	21	(105)
	ServiceNow Inc., July Strike Price $95.00, Expires 7/21/17	United States	15	(1,500)
	TiVo Corp., June Strike Price $18.00, Expires 6/16/17	United States	32	(1,920)

				(3,525)

	Total Options Written (Premiums Received $378,784)			(274,388)

			Shares
t	Securities Sold Short (21.4)%
	Common Stocks (9.9)%
	Aerospace & Defense (0.2)%
	Aerojet Rocketdyne Holdings Inc.	United States	30,340	(664,446)
	KEYW Holding Corp.	United States	21,561	(198,577)
	MacDonald Dettwiler & Associates Ltd.	Canada	30,803	(1,425,181)

				(2,288,204)

	Air Freight & Logistics (0.2)%
	Atlas Air Worldwide Holdings Inc.	United States	7,314	(356,192)
	CH Robinson Worldwide Inc.	United States	19,193	(1,286,123)
	XPO Logistics Inc.	United States	3,126	(164,427)

				(1,806,742)

	Airlines (0.0)%†
	Allegiant Travel Co.	United States	1,182	(161,934)
	Norwegian Air Shuttle ASA	Norway	4,856	(130,807)

				(292,741)

52	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
t	Securities Sold Short (continued)
	Common Stocks (continued)
	Auto Components (0.0)%†
	Horizon Global Corp.	United States	23,051	$(339,080)

	Automobiles (0.3)%
	Bayerische Motoren Werke AG	Germany	4,359	(407,847)
	Nissan Motor Co. Ltd.	Japan	80,359	(770,213)
	Tesla Motors Inc.	United States	4,688	(1,598,655)

				(2,776,715)

	Banks (0.0)%†
	Australia & New Zealand Banking Group Ltd.	Australia	3,030	(63,063)
	Bendigo & Adelaide Bank Ltd.	Australia	7,400	(61,969)

				(125,032)

	Biotechnology (0.6)%
	Acorda Therapeutics Inc.	United States	7,827	(108,013)
	AMAG Pharmaceuticals Inc.	United States	21,816	(377,417)
	Amicus Therapeutics Inc.	United States	136,197	(1,092,300)
	BioMarin Pharmaceutical Inc.	United States	4,891	(428,647)
	Clovis Oncology Inc.	United States	12,333	(637,123)
	Emergent BioSolutions Inc.	United States	15,901	(507,719)
	Flexion Therapeutics Inc.	United States	23,082	(394,471)
	Intercept Pharmaceuticals Inc.	United States	2,924	(327,196)
	Ligand Pharmaceuticals Inc.	United States	13,594	(1,471,958)
	Neurocrine Biosciences Inc.	United States	10,368	(450,697)
	PDL BioPharma Inc.	United States	157,508	(376,444)
	PTC Therapeutics Inc.	United States	5,993	(75,092)

				(6,247,077)

	Capital Markets (0.1)%
	Ares Capital Corp.	United States	19,481	(324,359)
	Cowen Group Inc., A	United States	15,145	(227,936)
	Hercules Capital Inc.	United States	2,800	(36,484)
	Prospect Capital Corp.	United States	8,102	(64,654)
	TCP Capital Corp.	United States	16,097	(271,878)
	Virtus Investment Partners Inc.	United States	3,982	(400,987)

				(1,326,298)

	Chemicals (0.3)%
	CF Industries Holdings Inc.	United States	31,209	(839,522)
	Eastman Chemical Co.	United States	3,273	(262,200)
	Huntsman Corp.	United States	50,799	(1,214,096)
	Mosaic Co.	United States	21,836	(494,149)
	TerraVia Holdings Inc.	United States	110,459	(29,106)
	Yara International ASA	Norway	26,710	(992,936)

				(3,832,009)

	Communications Equipment (0.3)%
	ARRIS International PLC	United States	6,248	(175,194)
	Ciena Corp.	United States	15,075	(353,961)
	InterDigital Inc.	United States	25,485	(2,064,285)
	Viavi Solutions Inc.	United States	42,156	(473,412)

				(3,066,852)

franklintempleton.com	Annual Report	53

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
t	Securities Sold Short (continued)
	Common Stocks (continued)
	Construction & Engineering (0.1)%
	Dycom Industries Inc.	United States	4,842	$(407,648)
	Mirait Holdings Corp.	Japan	5,900	(59,719)
	Tutor Perini Corp.	United States	10,138	(263,081)

				(730,448)

	Construction Materials (0.1)%
	Cemex SAB de CV, ADR	Mexico	75,990	(628,437)

	Consumer Finance (0.1)%
	Encore Capital Group Inc.	United States	22,672	(820,726)
	PRA Group Inc.	United States	14,252	(495,970)

				(1,316,696)

	Diversified Consumer Services (0.0)%†
	Carriage Services Inc.	United States	17,600	(462,704)

	Diversified Financial Services (0.0)%†
	Element Financial Corp.	Canada	27,706	(175,566)

	Diversified Telecommunication Services (0.6)%
	AT&T Inc.	United States	68,988	(2,658,108)
	CenturyLink Inc.	United States	132,301	(3,300,910)
	Iridium Communications Inc.	United States	43,016	(425,858)

				(6,384,876)

	Electrical Equipment (0.0)%†
	Eaton Corp. PLC	United States	3,805	(294,431)
	General Cable Corp.	United States	11,111	(183,887)

				(478,318)

	Electronic Equipment, Instruments & Components (0.6)%
	Knowles Corp.	United States	40,454	(692,977)
	MTS Systems Corp.	United States	28,143	(1,459,215)
	OSI Systems Inc.	United States	2,844	(225,216)
	TTM Technologies Inc.	United States	78,649	(1,277,260)
	Vishay Intertechnology Inc.	United States	201,880	(3,300,738)

				(6,955,406)

	Energy Equipment & Services (0.1)%
	Ensco PLC	United States	27,750	(173,160)
	Nabors Industries Ltd.	United States	14,730	(129,624)
	SEACOR Holdings Inc.	United States	2,382	(145,802)
	Weatherford International PLC	United States	58,776	(282,125)

				(730,711)

	Equity Real Estate Investment Trusts (REITs) (0.8)%
	American Homes 4 Rent	United States	41,025	(921,832)
	AvalonBay Communities Inc.	United States	1,700	(325,108)
	Camden Property Trust	United States	1,961	(163,371)
	Colony NorthStar Inc., A	United States	25,317	(357,729)
	Colony Starwood Homes	United States	39,560	(1,367,589)
	Empire State Realty Trust Inc.	United States	76,295	(1,586,936)
	Forest City Realty Trust Inc.	United States	41,878	(953,562)
	Iron Mountain Inc.	United States	8,977	(313,477)

54	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
t	Securities Sold Short (continued)
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (REITs) (continued)
	LaSalle Hotel Properties	United States	11,211	$(318,953)
	National Health Investors Inc.	United States	15,452	(1,166,935)
	Omega Healthcare Investors Inc.	United States	26,178	(819,895)
	Ryman Hospitality Properties Inc.	United States	5,734	(369,327)
	Welltower Inc.	United States	7,730	(560,734)

				(9,225,448)

	Food & Staples Retailing (0.0)%†
	SUPERVALU Inc.	United States	46,577	(179,321)

	Health Care Equipment & Supplies (0.5)%
	Becton Dickinson and Co.	United States	9,008	(1,704,584)
	DexCom Inc.	United States	4,574	(305,726)
	Hologic Inc.	United States	4,269	(184,890)
	Insulet Corp.	United States	7,363	(309,025)
	Nipro Corp.	Japan	11,300	(157,741)
	NuVasive Inc.	United States	8,515	(638,881)
	Quidel Corp.	United States	15,585	(386,820)
	Wright Medical Group NV	United States	51,618	(1,379,233)

				(5,066,900)

	Health Care Providers & Services (0.2)%
	HealthSouth Corp.	United States	8,189	(371,207)
	Tivity Health Inc.	United States	40,046	(1,359,562)

				(1,730,769)

	Health Care Technology (0.1)%
	Allscripts Healthcare Solutions Inc.	United States	14,801	(168,879)
	Medidata Solutions Inc.	United States	10,299	(733,083)

				(901,962)

	Hotels, Restaurants & Leisure (0.1)%
	Wynn Resorts Ltd.	United States	4,133	(531,917)

	Household Durables (0.1)%
	LGI Homes Inc.	United States	23,398	(758,095)
	Meritage Homes Corp.	United States	7,354	(293,425)
	Newell Brands Inc.	United States	5,181	(274,334)
	PulteGroup Inc.	United States	13,516	(306,408)

				(1,632,262)

	Independent Power & Renewable Electricity Producers (0.0)%†
	Dynegy Inc.	United States	30,865	(255,253)
	Pattern Energy Group Inc.	United States	1,776	(40,067)

				(295,320)

	Insurance (0.1)%
	AmTrust Financial Services Inc.	United States	10,107	(132,806)
	Fairfax Financial Holdings Ltd.	Canada	908	(397,704)
	HCI Group Inc.	United States	2,181	(96,989)

				(627,499)

	Internet & Direct Marketing Retail (0.0)%†
	Shutterfly Inc.	United States	4,367	(216,123)

franklintempleton.com	Annual Report	55

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
t	Securities Sold Short (continued)
	Common Stocks (continued)
	Internet Software & Services (0.9)%
	Alibaba Group Holding Ltd., ADR	China	26,952	$(3,300,542)
	Carbonite Inc.	United States	19,929	(370,679)
	Cornerstone OnDemand Inc.	United States	902	(33,699)
	j2 Global Inc.	United States	16,257	(1,375,667)
	MercadoLibre Inc.	Argentina	80	(22,009)
	WebMD Health Corp.	United States	15,953	(893,049)
	Yahoo! Inc.	United States	77,506	(3,900,102)
	Zillow Group Inc.	United States	9,523	(414,441)

				(10,310,188)

	IT Services (0.1)%
	Blackhawk Network Holdings Inc.	United States	6,067	(263,004)
	Cardtronics PLC	United States	10,225	(350,206)
	CSG Systems International Inc.	United States	6,641	(264,909)
	International Business Machines Corp.	United States	1,628	(248,482)
	Square Inc.	United States	8,949	(205,738)

				(1,332,339)

	Leisure Products (0.0)%†
	Polaris Industries Inc.	United States	2,620	(219,032)

	Life Sciences Tools & Services (0.1)%
	Albany Molecular Research Inc.	United States	81,467	(1,585,348)
	Fluidigm Corp.	United States	3,233	(14,645)

				(1,599,993)

	Machinery (0.1)%
	Greenbrier Cos Inc.	United States	9,262	(409,843)
	Navistar International Corp.	United States	6,866	(177,624)
	SKF AB, B	Sweden	13,619	(278,604)
	Volvo AB	Sweden	17,180	(280,884)

				(1,146,955)

	Marine (0.0)%†
	Kirby Corp.	United States	5,776	(382,660)

	Media (0.4)%
	Charter Communications Inc., A	United States	609	(210,440)
	DISH Network Corp., A	United States	30,831	(1,966,093)
	Liberty Media Corp.	United States	4,390	(146,187)
	Liberty SiriusXM Group	United States	15,633	(651,427)
	Sinclair Broadcast Group Inc.	United States	11,738	(380,311)
	Time Warner Inc.	United States	758	(75,413)
	World Wrestling Entertainment Inc.	United States	33,451	(682,735)

				(4,112,606)

	Metals & Mining (0.1)%
	AK Steel Holding Corp.	United States	123,967	(756,199)
	Pretium Resources Inc.	Canada	16,941	(151,622)
	Teck Resources Ltd.	Canada	3,355	(59,920)

				(967,741)

	Mortgage Real Estate Investment Trusts (REITs) (0.2)%
	Apollo Commercial Real Estate Finance Inc.	United States	9,624	(177,659)

56	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
t	Securities Sold Short (continued)
	Common Stocks (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
	Blackstone Mortgage Trust Inc., A	United States	24,165	$(750,323)
	New York Mortgage Trust Inc.	United States	13,587	(84,511)
	Redwood Trust Inc.	United States	14,210	(240,433)
	Starwood Property Trust Inc.	United States	4,383	(96,514)
	Two Harbors Investment Corp.	United States	36,701	(366,276)

				(1,715,716)

	Multiline Retail (0.0)%†
	Target Corp.	United States	1,039	(57,301)

	Oil, Gas & Consumable Fuels (0.3)%
	Aegean Marine Petroleum Network Inc.	Greece	110,208	(506,957)
	Chesapeake Energy Corp.	United States	45,939	(232,451)
	Golar LNG Ltd.	Bermuda	10,458	(243,305)
	Green Plains Inc.	United States	82,279	(1,756,657)
	WPX Energy Inc.	United States	61,895	(669,704)

				(3,409,074)

	Paper & Forest Products (0.1)%
	Domtar Corp.	United States	19,825	(721,234)

	Personal Products (0.0)%†
	Herbalife Ltd.	United States	4,915	(352,799)

	Pharmaceuticals (0.2)%
	Depomed Inc.	United States	18,025	(188,902)
	Idorsia Ltd.	Switzerland	9,440	(65,789)
	Innoviva Inc.	United States	32,599	(398,360)
	Medicines Co.	United States	13,655	(543,059)
	Pacira Pharmaceuticals Inc.	United States	4,359	(193,540)
	Sucampo Pharmaceuticals Inc., A	United States	37,499	(374,990)

				(1,764,640)

	Professional Services (0.0)%†
	51job Inc., ADR	China	7,914	(344,971)

	Real Estate Management & Development (0.0)%†
	Immofinanz AG	Austria	59,276	(133,110)

	Road & Rail (0.1)%
	Schneider National Inc., B	United States	16,287	(323,460)
	Werner Enterprises Inc.	United States	10,854	(295,771)

				(619,231)

	Semiconductors & Semiconductor Equipment (0.7)%
	Cypress Semiconductor Corp.	United States	42,724	(597,709)
	Inphi Corp.	United States	6,409	(254,309)
	Intel Corp.	United States	34,410	(1,242,545)
	Microchip Technology Inc.	United States	62,923	(5,241,486)
	ON Semiconductor Corp.	United States	16,273	(251,906)
	Silicon Laboratories Inc.	United States	3,723	(278,480)

				(7,866,435)

	Software (0.6)%
	Bottomline Technologies de Inc.	United States	3,850	(96,288)

franklintempleton.com	Annual Report	57

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
t	Securities Sold Short (continued)
	Common Stocks (continued)
	Software (continued)
	BroadSoft Inc.	United States	27,932	$(1,117,280)
	Citrix Systems Inc.	United States	11,384	(939,635)
	FireEye Inc.	United States	1,884	(28,241)
	HubSpot Inc.	United States	2,518	(181,548)
	Nuance Communications Inc.	United States	12,392	(229,376)
	RealPage Inc.	United States	7,127	(246,594)
	ServiceNow Inc.	United States	12,467	(1,304,672)
	TiVo Corp.	United States	4,742	(84,408)
	VMware Inc., A	United States	22,897	(2,224,444)

				(6,452,486)

	Specialty Retail (0.1)%
	Advance Auto Parts Inc.	United States	488	(65,211)
	Asbury Automotive Group Inc.	United States	7,363	(411,960)
	Lithia Motors Inc., A	United States	4,571	(415,275)
	Penske Automotive Group Inc.	United States	5,767	(244,233)
	Sally Beauty Holdings Inc.	United States	22,738	(409,739)

				(1,546,418)

	Technology Hardware, Storage & Peripherals (0.0)%†
	NCR Corp.	United States	9,308	(358,637)

	Textiles, Apparel & Luxury Goods (0.1)%
	Under Armour Inc., A	United States	31,562	(604,728)

	Thrifts & Mortgage Finance (0.0)%†
	LendingTree Inc.	United States	648	(100,829)

	Tobacco (0.2)%
	British American Tobacco PLC, ADR	United Kingdom	37,494	(2,704,067)

	Trading Companies & Distributors (0.1)%
	Gatx Corp.	United States	8,456	(502,963)
	Kaman Corp.	United States	6,064	(292,952)

				(795,915)

	Total Common Stocks (Proceeds $109,390,923)			(109,990,538)

	Exchange Traded Funds (9.6)%
	Consumer Discretionary Select Sector SPDR ETF	United States	32,941	(2,999,278)
	Consumer Staples Select Sector SPDR ETF	United States	10,014	(567,193)
	Health Care Select Sector SPDR Fund	United States	37,519	(2,854,446)
	Industrial Select Sector SPDR ETF	United States	5,820	(392,966)
	iShares 20+ Year Treasury Bond ETF	United States	2,221	(276,292)
	iShares Core S&P Small-Cap ETF	United States	47,432	(3,241,029)
	iShares Edge MSCI USA Momentum Factor ETF	United States	26,770	(2,377,711)
	iShares Micro-Cap ETF	United States	13,891	(1,172,261)
	iShares Nasdaq Biotechnology ETF	United States	11,117	(3,176,683)
	iShares North American Tech ETF	United States	24,121	(3,577,578)
	iShares North American Tech-Multimedia Networking ETF	United States	36,134	(1,634,341)
	iShares North American Tech-Software ETF	United States	29,855	(4,135,813)
	iShares PHLX Semiconductor ETF	United States	15,763	(2,332,766)
	iShares Russell 1000 Growth ETF	United States	10,853	(1,295,197)
	iShares Russell 2000 ETF	United States	40,318	(5,496,150)
	iShares Russell 2000 Growth ETF	United States	25,517	(4,167,692)

58	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
t	Securities Sold Short (continued)
	Exchange Traded Funds (continued)
	iShares Russell 2000 Value ETF	United States	13,174	$(1,514,615)
	iShares Russell Mid-Cap Growth ETF	United States	13,972	(1,506,461)
	iShares S&P Small-Cap 600 Growth ETF	United States	12,442	(1,889,691)
	iShares STOXX Europe 600 UCITS ETF	Germany	21,174	(931,933)
	iShares U.S. Consumer Goods ETF	United States	8,393	(1,026,884)
	PowerShares Nasdaq Internet Portfolio	United States	18,615	(1,941,358)
	PowerShares QQQ Trust Series 1	United States	4,700	(664,063)
	PureFunds ISE Cyber Security ETF	United States	155,280	(4,709,642)
	SPDR S&P 500 ETF Trust	United States	187,420	(45,250,685)
	SPDR S&P MidCap 400 ETF Trust	United States	7,249	(2,271,619)
	Utilities Select Sector SPDR Fund	United States	22,608	(1,217,215)
	Vanguard Small-Cap Growth ETF	United States	30,519	(4,366,659)

	Total Exchange Traded Funds (Proceeds $101,512,605)			(106,988,221)

			Principal Amount*
	Convertible Bonds and Notes (0.1)%
	Internet & Direct Marketing Retail (0.1)%
	Priceline Group Inc., senior note, 0.90%, 9/15/21	United States	748,000	(859,732)

	Semiconductors & Semiconductor Equipment (0.0)%†
	ON Semiconductor Corp., senior note, 1.00%, 12/01/20	United States	318,000	(346,024)

	Software (0.0)%†
	Proofpoint Inc., senior note, 0.75%, 6/15/20	United States	400,000	(492,250)

	Total Convertible Bonds and Notes (Proceeds $1,551,233)			(1,698,006)

	Corporate Bonds and Notes (1.4)%
	Aerospace & Defense (0.1)%
c	Bombardier Inc., senior note, 144A, 8.75%, 12/01/21	Canada	949,000	(1,055,169)

	Chemicals (0.4)%
c	CVR Partners LP / CVR Nitrogen Finance Corp., senior note, 144A, 9.25%, 6/15/23	United States	4,281,000	(4,452,240)

	Electric Utilities (0.0)%†
	Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	116,000	(87,000)

	Equity Real Estate Investment Trusts (REITs) (0.0)%†
c	Rayonier AM Products Inc., senior bond, 144A, 5.50%, 6/01/24	United States	176,000	(172,920)

	Multiline Retail (0.1)%
	Kohl’s Corp., senior bond, 4.25%, 7/17/25	United States	584,000	(580,261)

	Pharmaceuticals (0.6)%
	Teva Pharmaceutical Finance Netherlands III BV, senior bond, 3.15%, 10/01/26	Israel	4,327,000	(4,071,556)
c	Valeant Pharmaceuticals International Inc., senior bond, 144A, 6.125%, 4/15/25	United States	3,402,000	(2,725,852)

				(6,797,408)

	Wireless Telecommunication Services (0.2)%
	T-Mobile U.S. Inc., senior bond, 6.50%, 1/15/26	United States	2,679,000	(2,963,644)

	Total Corporate Bonds and Notes (Proceeds $15,838,748)			(16,108,642)

franklintempleton.com	Annual Report	59

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
t	Securities Sold Short (continued)
	U.S. Government and Agency Securities (0.4)%
	U.S. Treasury Note,
	0.75%, 4/30/18	United States	2,418,000	$(2,408,036)
	2.25%, 2/15/27	United States	1,570,000	(1,574,752)

	Total U.S. Government and Agency Securities (Proceeds $3,974,236)			(3,982,788)

	Total Securities Sold Short (Proceeds $232,267,745)			$(238,768,195)

See Abbreviations on page 95.

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security has been segregated as collateral for securities sold short, open swap, forward, futures and written options contracts. At May 31, 2017, the aggregate value of these securities and/or cash pledged amounted to $487,483,296, representing 43.7% of net assets.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2017, the net value of these securities was $148,426,894, representing 13.3% of net assets.

dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2017, the net value of these securities was $5,992,131, representing 0.5% of net assets.

eA portion or all of the security is held in connection with written option contracts open at period end.

fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

gVariable rate security. The rate shown represents the yield at period end.

hIncome may be received in additional securities and/or cash.

iSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2017, the aggregate value of these securities was $27,293,860, representing 2.4% of net assets.

jSee Note 1(f) regarding loan participation notes.

kDefaulted security or security for which income has been deemed uncollectible.

lThe coupon rate shown represents the rate at period end.

mA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

nSee Note 1(j) regarding senior floating rate interests.

oThe security was issued on a discount basis with no stated coupon rate.

pThe rate shown is the annualized seven-day yield at period end.

qA portion or all of the security is owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(i).

rSee Note 1(c) regarding joint repurchase agreement.

sSee Note 1(e) regarding written options.

tSee Note 1(h) regarding securities sold short.

uPrincipal amount is stated in 100 Mexican Peso Units.

60	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Commodity Contracts[a]
Aluminum	Long	93	$4,464,581	6/19/17	$45,112	$—
Aluminum	Short	93	4,464,581	6/19/17	69,611	—
Aluminum	Long	40	1,931,500	9/18/17	—	(26,347)
Aluminum	Short	2	96,575	9/18/17	919	—
Brent Crude Oil	Short	145	7,360,200	6/30/17	401,420	—
Cocoa	Short	33	673,070	7/14/17	29,408	—
Cocoa	Short	2	41,204	9/14/17	—	(1,690)
Coffee	Short	17	839,588	9/19/17	8,821	—
Copper	Long	32	4,532,600	6/19/17	—	(192,487)
Copper	Short	32	4,532,600	6/19/17	56,388	—
Copper	Long	3	426,750	9/18/17	1,998	—
Corn	Short	52	967,200	7/14/17	—	(1,591)
Cotton	Long	6	218,370	12/06/17	—	(452)
Gold 100 Oz	Long	2	255,080	8/29/17	546	—
Kansas City Wheat	Short	17	366,988	7/14/17	27,404	—
Low Sulphur Diesel	Short	5	318,759	6/30/17	—	(12,498)
Low Sulphur Gas Oil	Short	8	356,600	7/12/17	—	(3,887)
Natural Gas	Short	13	399,230	6/28/17	15,851	—
RBOB Gasoline	Short	22	1,475,166	6/30/17	—	(74,696)
Silver	Long	12	1,044,360	7/27/17	—	(34,787)
Soybean Oil	Short	18	338,472	7/14/17	13,103	—
Soybeans	Short	49	2,244,200	7/14/17	84,192	—
Sugar	Short	35	593,096	9/29/17	5,849	—
Wheat	Short	17	364,863	7/14/17	8,666	—
Zinc	Long	55	3,561,250	6/19/17	—	(318,984)
Zinc	Short	55	3,561,250	6/19/17	73,615	—
Zinc	Long	4	260,375	9/18/17	—	(3,887)
Zinc	Short	4	260,375	9/18/17	3,838	—

			45,948,883		846,741	(671,306)

Equity Contracts
Amsterdam Index	Short	1	117,458	7/21/17	358	—
CAC 40 10 Euro Index[a]	Short	2	118,323	6/16/17	279	—
CBOE Volatility Index	Long	17	229,925	8/16/17	—	(8,971)
DAX Index[a]	Long	12	4,259,091	6/16/17	211,492	—
DJIA Mini E-CBOT Index[a]	Long	89	9,345,890	6/16/17	56,123	—
EURO STOXX 50 Price EUR[a]	Long	26	1,037,733	6/16/17	66,197	—
EURO STOXX 50 Price EUR	Short	760	30,333,749	6/16/17	—	(720,718)
FTSE 100 Index[a]	Long	135	13,059,410	6/16/17	349,329	—
FTSE 100 Index	Short	100	9,673,637	6/16/17	—	(301,281)
Hang Seng Index[a]	Long	24	3,923,902	6/29/17	49,449	—
Nasdaq 100 E-Mini Index[a]	Long	48	5,561,520	6/16/17	402,161	—
Nikkei 225 Index[a]	Long	25	4,437,923	6/08/17	107,343	—
Russell 2000 Mini Index[a]	Long	33	2,259,015	6/16/17	11,925	—
S&P 500 E-Mini Index[a]	Long	77	9,282,735	6/16/17	202,829	—
S&P 500 E-Mini Index	Short	1,369	165,039,795	6/16/17	—	(3,612,045)
STOXX 600 Bank Index	Short	157	1,593,474	6/16/17	—	(55,316)
TOPIX Index[a]	Long	16	2,268,172	6/08/17	37,139	—

			262,541,752		1,494,624	(4,698,331)

Interest Rate Contracts
3 Month Euribor[a]	Long	368	103,607,095	6/18/18	52,846	—
3 Month Euribor[a]	Long	5	1,406,441	12/17/18	261	—
90 Day Eurodollar[a]	Long	737	181,394,125	6/18/18	67,430	—
90 Day Eurodollar[a]	Long	11	2,702,563	12/17/18	766	—
90 Day Eurodollar	Short	200	49,110,000	3/18/19	—	(140,514)
90 Day Sterling[a]	Long	553	88,689,620	6/20/18	103,343	—

franklintempleton.com	Annual Report	61

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Futures Contracts (continued)
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts (continued)
90 Day Sterling[a]	Long	7	$1,121,639	12/19/18	$—	$(119)
Australian 10 Yr. Bond[a]	Long	126	12,336,432	6/15/17	105,762	—
Euro BOBL	Short	29	4,306,395	6/08/17	222	(2,341)
Euro-Bund	Short	32	5,834,979	6/08/17	23,742	—
Euro-Buxl 30 Yr. Bond	Short	11	2,079,668	6/08/17	—	(17,606)
Euro Schatz	Short	66	8,323,863	6/08/17	180	—
Long Gilt[a]	Long	29	4,780,462	9/27/17	18,699	—
U.S. Treasury 5 Yr. Note	Short	27	3,207,938	6/30/17	—	(39,717)
U.S. Treasury 10 Yr. Note	Short	11	1,392,188	6/21/17	—	(24,063)
U.S. Treasury 10 Yr. Note	Short	25	3,157,422	9/20/17	—	(4,736)
U.S. Treasury Ultra 10 Yr. Note	Short	36	4,886,437	9/20/17	—	(25,665)
U.S. Treasury Long Bond[a]	Long	170	26,148,125	9/20/17	286,137	—
U.S. Treasury Long Bond	Short	15	2,307,188	9/20/17	—	(18,338)
U.S. Treasury Ultra Bond	Short	13	2,146,625	9/20/17	—	(25,188)

			508,939,205		659,388	(298,287)

Total Futures Contracts			$817,429,840		$3,000,753	$(5,667,924)

Net unrealized appreciation (depreciation)						$(2,667,171)

aA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(i).

At May 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Brazilian Real	MSCS	Buy	2,970,000	873,529	6/01/17	$44,285	$—
Brazilian Real	MSCS	Sell	2,970,000	946,885	6/01/17	29,071	—
Mexican Peso	MSCS	Buy	19,205,000	961,452	6/01/17	68,528	—
Polish Zloty	MSCS	Sell	11,860,000	3,047,316	6/02/17	—	(140,814)
South African Rand	MSCS	Sell	12,905,000	959,779	6/02/17	—	(24,209)
Turkish Lira	MSCS	Buy	3,445,000	958,569	6/02/17	17,933	—
Japanese Yen	GSCO	Buy	1,045,929	9,443	6/05/17	3	—
British Pound	MSCS	Sell	100,000	129,478	6/12/17	582	—
Euro	BOFA	Sell	1,395,000	1,528,906	6/12/17	—	(39,219)
Hungarian Forint	BOFA	Buy	433,500,000	1,522,762	6/12/17	57,809	—
British Pound	DBAB	Sell	481,000	619,581	6/15/17	—	(472)
Brazilian Real	BOFA	Sell	275,000	85,245	6/16/17	567	—
British Pound	BNYM	Sell	2,875,000	3,716,426	6/16/17	10,162	—
Euro	BNYM	Sell	7,026,000	7,678,986	6/16/17	80	(220,802)
Swiss Franc	BNYM	Buy	2,300,000	2,360,112	6/16/17	17,166	—
Swiss Franc	BNYM	Sell	823,000	818,335	6/16/17	—	(32,317)
Euro	DBAB	Sell	183,000	202,911	6/19/17	—	(2,880)
New Zealand Dollar	DBAB	Sell	805,000	554,094	6/19/17	—	(16,025)
New Zealand Dollar	MSCS	Sell	1,300,000	894,569	6/19/17	—	(26,119)
Swedish Krona	MSCS	Buy	13,525,000	1,538,259	6/19/17	19,663	—
British Pound	DBAB	Buy	337,000	426,729	6/20/17	8,494	(725)
British Pound	DBAB	Sell	1,162,000	1,436,658	6/20/17	532	(62,042)
Canadian Dollar	DBAB	Buy	1,912,000	1,397,724	6/20/17	18,248	—
Canadian Dollar	DBAB	Sell	1,909,000	1,393,923	6/20/17	2,609	(22,436)
Euro	DBAB	Buy	2,101,000	2,280,591	6/20/17	82,204	(4)
Euro	DBAB	Sell	4,665,000	5,039,965	6/20/17	111	(206,422)
Swiss Franc	DBAB	Sell	95,000	95,269	6/20/17	1	(2,951)
Chinese Yuan	DBAB	Buy	10,299,492	1,511,076	6/21/17	7,277	—
Chinese Yuan	DBAB	Sell	10,299,492	1,483,435	6/21/17	—	(34,917)
Chinese Yuan	MSCO	Buy	10,963,274	1,572,134	6/21/17	44,074	—

62	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Chinese Yuan	MSCO	Sell	10,963,274	1,574,731	6/21/17	$—	$(41,477)
Euro	BNYM	Buy	543,689	585,143	6/21/17	26,324	—
Euro	BNYM	Sell	2,673,011	2,871,541	6/21/17	—	(134,703)
Euro	BOFA	Buy	512,564	563,275	6/21/17	13,188	—
Euro	DBAB	Buy	2,036,575	2,263,538	6/21/17	26,927	—
Euro	DBAB	Sell	9,535,151	10,220,066	6/21/17	—	(503,785)
Euro	MSCO	Buy	1,716,307	1,883,036	6/21/17	47,232	—
Euro	MSCO	Sell	1,726,044	1,875,368	6/21/17	—	(65,854)
Indian Rupee	MSCO	Buy	73,509,527	1,138,800	6/21/17	—	(2,610)
Mexican Peso	BOFA	Buy	29,932,900	1,575,608	6/21/17	23,860	—
Mexican Peso	BOFA	Sell	29,932,900	1,592,006	6/21/17	—	(7,462)
Mexican Peso	DBAB	Buy	13,609,590	721,305	6/21/17	5,925	—
Mexican Peso	MSCO	Buy	14,358,967	764,466	6/21/17	2,807	—
Mexican Peso	MSCO	Sell	57,174,845	3,044,640	6/21/17	22,207	(32,712)
Russian Ruble	BOFA	Sell	49,575,629	846,390	6/21/17	—	(23,369)
Russian Ruble	MSCO	Buy	61,473,010	1,044,900	6/21/17	33,589	—
Russian Ruble	MSCO	Sell	156,556,614	2,696,080	6/21/17	—	(50,564)
South African Rand	MSCO	Sell	13,807,585	991,134	6/21/17	—	(57,540)
Swiss Franc	BNYM	Buy	532,074	537,232	6/21/17	12,907	—
Swiss Franc	BNYM	Sell	3,017,074	3,016,125	6/21/17	—	(103,384)
Turkish Lira	DBAB	Buy	4,624,994	1,224,904	6/21/17	77,637	—
Turkish Lira	DBAB	Sell	4,624,994	1,200,611	6/21/17	—	(101,930)
Turkish Lira	MSCO	Buy	5,436,317	1,486,795	6/21/17	44,239	—
Turkish Lira	MSCO	Sell	1,489,022	408,231	6/21/17	—	(11,124)
Indonesian Rupiah	MSCS	Sell	12,800,000,000	958,227	6/22/17	—	(442)
Australian Dollar[b]	MSCO	Buy	21,965,000	16,538,666	6/23/17	2,616	(226,266)
Australian Dollar[b]	MSCO	Sell	20,002,000	15,000,848	6/23/17	148,753	(4,854)
British Pound[b]	MSCO	Buy	28,971,000	37,212,727	6/23/17	209,875	(66,307)
British Pound[b]	MSCO	Sell	15,962,000	19,563,330	6/23/17	166	(1,018,842)
Canadian Dollar[b]	MSCO	Buy	6,798,000	5,064,059	6/23/17	6	(29,362)
Canadian Dollar[b]	MSCO	Sell	27,543,000	20,519,538	6/23/17	137,008	(16,238)
Euro[b]	MSCO	Buy	33,282,000	36,487,154	6/23/17	948,107	—
Euro[b]	MSCO	Sell	21,644,000	23,076,702	6/23/17	—	(1,268,254)
Japanese Yen[b]	MSCO	Buy	3,988,848,000	36,024,643	6/23/17	133,145	(102,274)
Japanese Yen[b]	MSCO	Sell	3,258,361,000	28,704,880	6/23/17	3,028	(750,729)
Mexican Peso[b]	MSCO	Buy	174,318,000	9,072,267	6/23/17	240,064	(877)
Mexican Peso[b]	MSCO	Sell	88,124,000	4,432,048	6/23/17	—	(275,226)
New Zealand Dollar[b]	MSCO	Buy	13,166,000	9,099,310	6/23/17	224,362	—
New Zealand Dollar[b]	MSCO	Sell	18,490,000	12,836,206	6/23/17	437	(258,164)
Swiss Franc[b]	MSCO	Buy	31,115,000	31,692,478	6/23/17	483,319	—
Swiss Franc[b]	MSCO	Sell	22,488,000	22,425,174	6/23/17	—	(829,504)
Canadian Dollar	MSCS	Sell	1,920,000	1,427,589	6/26/17	5,523	—
Euro	DBAB	Sell	230,000	257,559	6/26/17	—	(1,186)
Norwegian Krone	MSCS	Buy	12,600,000	1,501,453	6/26/17	—	(9,560)
Australian Dollar	BNYM	Sell	577,000	434,164	6/30/17	5,633	—
British Pound	BNYM	Sell	538,000	681,808	6/30/17	124	(12,197)
British Pound	MSCO	Buy	661,629	856,285	6/30/17	—	(2,956)
British Pound	MSCO	Sell	1,480,144	1,897,960	6/30/17	1,240	(12,282)
Canadian Dollar	MSCO	Buy	1,265,377	927,859	6/30/17	9,618	(190)
Canadian Dollar	MSCO	Sell	8,784,474	6,516,440	6/30/17	13,684	(4,070)
Colombian Peso	MSCS	Sell	780,000,000	266,826	6/30/17	651	—
Euro	BNYM	Buy	1,900,000	2,069,901	6/30/17	68,030	—
Euro	BNYM	Sell	7,251,000	7,821,763	6/30/17	—	(337,254)
Euro	BOFA	Sell	2,800,000	3,143,392	6/30/17	—	(7,242)
Euro	MSCO	Buy	259,717	288,453	6/30/17	3,787	—
Euro	MSCO	Sell	1,174,507	1,283,180	6/30/17	—	(38,406)
Hong Kong Dollar	BNYM	Sell	686,000	88,436	6/30/17	338	—
Japanese Yen	MSCO	Buy	86,707,361	784,432	6/30/17	5,201	(5,621)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Norwegian Krone	MSCO	Buy	9,770,674	1,138,413		6/30/17	$18,554	$—
Norwegian Krone	MSCS	Buy	12,480,000	1,500,626		6/30/17	—	(22,842)
Swedish Krona	MSCO	Buy	1,571,552	179,738		6/30/17	1,407	—
Swedish Krona	MSCO	Sell	5,738,099	650,091		6/30/17	—	(11,310)
Mexican Peso	MSCS	Buy	19,205,000	1,028,441		7/03/17	—	(4,328)
Polish Zloty	MSCS	Sell	11,860,000	3,191,260		7/03/17	4,052	—
South African Rand	MSCS	Sell	12,905,000	973,323		7/03/17	—	(4,651)
Turkish Lira	MSCS	Buy	3,445,000	965,135		7/03/17	1,614	—
Brazilian Real	MSCS	Sell	3,350,000	966,671		7/06/17	—	(60,150)
Canadian Dollar	GSCO	Sell	2,000,000	1,484,820		7/20/17	2,914	—
Argentine Peso	BOFA	Buy	17,629,690	1,088,252		7/21/17	—	(20,167)
Argentine Peso	BOFA	Sell	11,887,717	738,459		7/21/17	18,248	—
Canadian Dollar	BNYM	Sell	2,875,000	2,114,888		7/21/17	—	(15,385)
Euro	BNYM	Buy	325,000	366,223		7/21/17	—	(129)
Euro	BNYM	Sell	878,000	977,126		7/21/17	—	(11,890)
Japanese Yen	BNYM	Sell	61,000,000	548,322		7/21/17	—	(3,752)
Euro	BOFA	Sell	225,000	245,723		8/11/17	—	(8,021)
Russian Ruble	MSCS	Sell	56,500,000	971,750		8/24/17	—	(6,161)
Turkish Lira	MSCS	Buy	3,500,000	951,152		8/24/17	16,259	—
Chinese Yuan	BOFA	Buy	11,100,000	1,574,289		9/19/17	47,416	—
Chinese Yuan	BOFA	Sell	11,100,000	1,616,780		9/19/17	—	(4,926)
Chinese Yuan	MSCS	Buy	4,300,000	609,497		9/19/17	18,731	—
Chinese Yuan	MSCS	Sell	4,300,000	627,234		9/19/17	—	(995)
Argentine Peso	BOFA	Buy	2,708,339	161,403		9/20/17	—	(2,015)
Euro	JPHQ	Sell	1,893,297	50,638,117	CZK	11/29/17	171,408	(135,524)
Czech Koruna	MSCO	Sell	47,091,687	1,750,621	EUR	12/15/17	92,887	(138,489)
Euro	MSCO	Sell	1,985,404	53,038,073	CZK	12/15/17	141,792	(106,021)
Czech Koruna	MSCO	Sell	18,995,258	718,701	EUR	1/10/18	40,919	(45,554)
Euro	MSCO	Sell	714,860	18,995,258	CZK	1/10/18	29,296	(20,293)
Euro	MSCO	Sell	3,841	4,257		1/10/18	—	(111)
Philippine Peso	BOFA	Buy	145,790,000	2,861,433		5/21/18	21,472	—

Total Forward Exchange Contracts							$4,037,925	$(7,869,885)

Net unrealized appreciation (depreciation)								$(3,831,960)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

bA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(i).

At May 31, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counterparty/ Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts

Contracts to Buy Protection

Single Name
Government of Mexico	1.00%	ICE	1,810,000	12/20/21	$51,249	$—	$(46,549)	$4,700
Government of South Africa	1.00%	ICE	2,644,000	12/20/21	181,272	—	(98,856)	82,416
Government of South Africa	1.00%	ICE	1,495,000	6/20/22	77,628	—	(15,394)	62,234
Government of South Korea	1.00%	ICE	1,947,567	12/20/21	(56,447)	14,929	—	(41,518)
Government of Turkey	1.00%	ICE	1,976,000	9/20/20	157,717	—	(138,822)	18,895
Government of Turkey	1.00%	ICE	1,723,000	12/20/20	104,521	—	(80,801)	23,720
Government of Turkey	1.00%	ICE	429,000	12/20/21	26,235	—	(11,650)	14,585

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate	Counterparty/ Exchange	Notional Amount[a]		Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts (continued)

Contracts to Buy Protection (continued)

Traded Index
CDX.NA.HY.28	5.00%	ICE	3,200,000		6/20/22	$(196,594)	$—	$(34,900)	$(231,494)

Contracts to Sell Protection[c]

Single Name
Government of Russia	1.00%	ICE	2,800,131		9/20/20	(339,145)	347,632	—	8,487	BB+
Government of Russia	1.00%	ICE	413,000		6/20/21	(30,563)	27,851	—	(2,712)	BB+
Government of Russia	1.00%	ICE	374,000		12/20/21	(13,888)	7,985	—	(5,903)	BB+

Total Centrally Cleared Swap Contracts						$(38,015)	$398,397	$(426,972)	$(66,590)

OTC Swap Contracts

Contracts to Buy Protection

Single Name
Enel SpA	1.00%	BZWS	900,000	EUR	6/20/22	6,144	—	(17,725)	(11,581)
Government of Argentina	5.00%	MSCO	2,137,000		6/20/17	(4,301)	—	(22,611)	(26,912)
Government of China	1.00%	MSCS	500,000		6/20/22	(2,934)	—	(3,433)	(6,367)
Government of South Korea	1.00%	MSCS	1,150,000		6/20/22	(26,310)	—	(212)	(26,522)
Government of Turkey	1.00%	BOFA	925,000		6/20/22	59,309	—	(19,089)	40,220
Intesa Sanpaolo SpA	1.00%	BZWS	900,000	EUR	6/20/22	24,044	—	(12,196)	11,848

Traded Index
CDX.EM.27	1.00%	DBAB	500,000		6/20/22	26,832	—	(5,972)	20,860
CMBX.NA.BBB-.S6	3.00%	MSCS	154,000		5/11/63	16,577	352	—	16,929
CMBX.NA.BBB-.S6	3.00%	MSCS	154,000		5/11/63	16,242	687	—	16,929
CMBX.NA.BBB-.S6	3.00%	MSCS	104,000		5/11/63	15,217	—	(3,785)	11,432
iTraxx Asia Ex Japan	1.00%	MSCS	945,000		6/20/22	(663)	—	(5,443)	(6,106)

Total OTC Swap Contracts						$130,157	$1,039	$(90,466)	$40,730

Total Credit Default Swap Contracts						$92,142	$399,436	$(517,438)	$(25,860)

Net unrealized appreciation (depreciation)								$(118,002)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps.

See Notes 1(e) and 9 regarding derivative financial instruments and other derivative information, respectively.

At May 31, 2017, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Counterparty	Notional Amount		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts
Receive Fixed annual 11.29% Pay Floating quarterly 3 Month USD-LIBOR	DBAB	3,770,600 1,028,280	TRY USD	6/21/22	$19,128	$—
Receive Fixed annual 11.01% Pay Floating quarterly 3 Month USD-LIBOR	DBAB	2,677,905 746,142	TRY USD	6/21/22	7,377	—
Receive Fixed annual 11.23% Pay Floating quarterly 3 Month USD-LIBOR	BOFA	3,781,032 1,032,787	TRY USD	6/21/22	19,437	—

Total Cross-Currency Swap Contracts					$45,942	$—

Net unrealized appreciation (depreciation)					$45,942

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Counterparty/ Exchange	Notional Amount*		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps
Receive Fixed rate 7.43% Pay Floating rate 3 Month ZAR-JIBAR-SAFEX	LCH	19,030,429	ZAR	6/21/22	$2,699	$—
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 1.41%	CME	1,663,200		7/18/26	89,877	—
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.37%	LCH	800,000	GBP	1/05/67	—	(41,029)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.44%	LCH	688,548	GBP	1/07/47	—	(9,760)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.56%	LCH	761,018	GBP	11/29/46	—	(38,108)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.60%	LCH	399,138	GBP	12/03/46	—	(24,952)

Total Centrally Cleared Swap Contracts					$92,576	$(113,849)

OTC Swap Contracts
Receive Fixed rate 6.13% Pay Floating rate 1 Month MXN TIIE	BOFA	28,653,000	MXN	7/03/26	—	(154,303)
Receive Fixed rate 6.14% Pay Floating rate 1 Month MXN TIIE	DBAB	9,000,000	MXN	7/03/26	—	(48,302)
Receive Floating rate 3 Month ZAR-JIBAR-SAFEX Pay Fixed rate 7.95%	BZWS	12,500,000	ZAR	5/05/25	—	(14,834)

Total OTC Swap Contracts					$—	$(217,439)

Total Interest Rate Swap Contracts					$92,576	$(331,288)

Net unrealized appreciation (depreciation)						$(238,712)

*In U.S. dollars unless otherwise indicated.

At May 31, 2017, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts
Underlying Instrument	Financing Rate	Counter- Party	Notional Value*		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts
Equity Contracts - Long
Booker Group PLC	LIBOR + 45	DBAB	359,002	GBP	7/03/17	$10,298	$—
Sky PLC	LIBOR + 45	DBAB	1,782,588	GBP	7/03/17	—	(17,451)
LafargeHolcim Ltd.	LIBOR + 50	MSCS	3,315,591	CHF	7/26/17	103,627	—
Nestle SA	LIBOR + 50	MSCS	3,399,488	CHF	7/26/17	85,360	—
Black Hills Corp.	LIBOR + 75	DBAB	995,456		7/31/17	23,263	—
Frontier Communications Corp.	LIBOR + 75	DBAB	878,833		7/31/17	22,868	—
Hess Corp.	LIBOR + 75	DBAB	468,131		7/31/17	—	(30,387)
Welltower Inc.	LIBOR + 75	DBAB	948,917		7/31/17	22,689	—
Christian Dior SA	LIBOR + 45	DBAB	3,146,319	EUR	8/15/17	8,687	—
Advanced Semiconductor Engineering Inc.	LIBOR + 65	DBAB	1,696,723		9/19/17	54,018	—
Akzo Nobel NV	EONIA + 65	MSCS	210,789	EUR	10/30/17	—	(62)
Christian Dior SA	EONIA + 65	MSCS	1,957,340	EUR	10/30/17	—	(277)
EDP Renovaveis SA	EONIA + 65	MSCS	498,009	EUR	10/30/17	—	(90)
Vivendi SA	EONIA + 65	MSCS	1,771,002	EUR	10/30/17	—	(243)
Celesio AG	EONIA + 65	MSCS	613,244	EUR	11/02/17	—	(164)
E.ON SE	EONIA + 65	MSCS	2,452,722	EUR	11/02/17	64,115	—
Stada Arzneimittel AG	EONIA + 65	MSCS	1,329,474	EUR	11/02/17	—	(298)
Thyssenkrupp AG	EONIA + 65	MSCS	1,884,786	EUR	11/02/17	—	(56)
ONEOK Partners LP	LIBOR + 85	DBAB	3,084,998		11/06/17	—	(84,493)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
Underlying Instrument	Financing Rate	Counter- Party	Notional Value*		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts (continued)
Equity Contracts - Long (continued)
Yamagata Bank Ltd.	LIBOR + 75	DBAB	2,504,100	JPY	11/17/17	$—	$(261)
Hess Corp.	LIBOR + 75	BNPP	245,549		11/30/17	—	(9,939)
Tatts Group Ltd.	RBACR + 55	MSCS	1,540,405	AUD	12/05/17	—	(1,539)
CR Bard Inc.	FEDEF + 40	MSCS	323,416		12/21/17	—	(165)
Level 3 Communications Inc.	FEDEF + 40	MSCS	325,158		12/21/17	—	(165)
ONEOK Partners LP	FEDEF + 100	MSCS	315,274		12/21/17	—	(240)
Tribune Media Co.	FEDEF + 40	MSCS	290,091		12/21/17	1,743	—
Siemens AG	EURIBOR + 80	BNPP	521,000	EUR	12/29/17	42,105	—
Accor SA	EURIBOR + 50	MSCS	568,441	EUR	1/10/18	120,350	—
Air France-KLM	EURIBOR + 50	MSCS	171,727	EUR	1/10/18	49,957	—
Kering	EURIBOR + 50	MSCS	359,191	EUR	1/10/18	113,370	—
Moncler SpA	EURIBOR + 50	MSCS	72,516	EUR	1/10/18	49,876	—
Plastic Omnium SA	EURIBOR + 50	MSCS	634,049	EUR	1/10/18	107,382	—
Anglo American PLC	LIBOR + 50	MSCS	350,980	GBP	1/18/18	203,503	—
Antofagasta PLC	LIBOR + 50	MSCS	550,284	GBP	1/18/18	377,251	—
International Consolidated Airlines Group SA	LIBOR + 50	MSCS	466,024	GBP	1/18/18	265,195	—
Rio Tinto PLC	LIBOR + 50	MSCS	812,958	GBP	1/18/18	377,895	—
Smurfit Kappa Group PLC	LIBOR + 50	MSCS	358,801	GBP	1/18/18	20,999	—
Booker Group PLC	SONIA + 65	MSCS	1,883,474	GBP	2/06/18	—	(1,605)
Sky PLC	SONIA + 65	MSCS	3,675,490	GBP	2/06/18	—	(3,223)
Vodafone Group PLC	SONIA + 65	MSCS	1,233,807	GBP	2/06/18	—	(929)
WS Atkins PLC	SONIA + 65	MSCS	603,032	GBP	2/06/18	—	(253)
Anima Holding SpA	LIBOR + 50	MSCS	49,454	EUR	4/12/18	—	(3,279)
Barclays PLC	LIBOR + 50	MSCS	875,939	GBP	4/12/18	—	(198)
BNP Paribas SA	LIBOR + 50	MSCS	2,102,835	EUR	4/12/18	—	(59,022)
Croda International PLC	LIBOR + 50	MSCS	255,151	GBP	4/12/18	21,849	—
Danone SA	LIBOR + 50	MSCS	2,733,709	EUR	4/12/18	51,635	—
Hikma Pharmaceuticals PLC	LIBOR + 50	MSCS	765,422	GBP	4/12/18	—	(135,532)
Iliad SA	LIBOR + 50	MSCS	4,220,916	EUR	4/12/18	7,976	—
ITV PLC	LIBOR + 50	MSCS	2,214,327	GBP	4/12/18	—	(8,451)
Remy Cointreau SA	LIBOR + 50	MSCS	1,194,915	EUR	4/12/18	35,841	—
RSA Insurance Group PLC	LIBOR + 50	MSCS	1,052,676	GBP	4/12/18	18,124	—
Smith & Nephew PLC	LIBOR + 50	MSCS	1,052,563	GBP	4/12/18	51,439	—
Smiths Group PLC	LIBOR + 50	MSCS	1,135,926	GBP	4/12/18	—	(42,295)
Societe Generale SA	LIBOR + 50	MSCS	2,095,075	EUR	4/12/18	—	(56,443)
Sports Direct International PLC	LIBOR + 50	MSCS	718,440	GBP	4/12/18	—	(29,884)
Valeo SA	LIBOR + 100	DBAB	355,294	EUR	5/02/18	16,470	—
Alfa Financial Software Holdings PLC	LIBOR + 100	DBAB	30,973	GBP	5/09/18	10,437	—
Alphabet Inc.	LIBOR + 50	MSCS	1,354,071		5/25/18	309,576	—
Caterpillar Inc.	LIBOR + 50	MSCS	1,729,533		5/25/18	194,768	—
CSX Corp.	LIBOR + 50	MSCS	1,832,630		5/25/18	175,733	—
Freeport-McMoRan Inc.	LIBOR + 50	MSCS	1,204,863		5/25/18	—	(99,639)
Las Vegas Sands Corp.	LIBOR + 50	MSCS	1,175,157		5/25/18	26,299	—
Newmont Mining Corp.	LIBOR + 50	MSCS	1,570,066		5/25/18	20,557	—
NVR Inc.	LIBOR + 50	MSCS	2,863,096		5/25/18	1,476,944	—
Swift Transportation Co.	LIBOR + 50	MSCS	1,228,989		5/25/18	175,902	—
Actelion Ltd.	FEDEF + 115	MSCS	4,459,781		8/10/18	—	(11,375)
Brunswick Corp.	LIBOR + 50	MSCS	838,797		9/20/18	87,494	—
Delta Air Lines Inc.	LIBOR + 50	MSCS	2,193,829		9/20/18	133,712	—
Monster Beverage Corp.	LIBOR + 50	MSCS	918,966		9/20/18	42,021	—
Rio Tinto PLC	LIBOR + 50	MSCS	2,811,729		9/20/18	115,439	—
Take-Two Interactive Software Inc.	LIBOR + 50	MSCS	2,103,600		9/20/18	1,528,511	—
Yahoo! Inc.	FEDEF + 40	MSCS	3,837,757		12/20/18	1,141,095	—
Global Logistic Properties Ltd.	SIBOR + 65	MSCS	1,772,799	SGD	1/15/19	—	(1,132)
Belle International Holdings Ltd.	HIBOR + 65	MSCS	10,538,780	HKD	1/16/19	—	(427)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
Underlying Instrument	Financing Rate	Counter- Party	Notional Value*		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts (continued)
Equity Contracts - Long (continued)
Svenska Cellulosa AB SA	STIBOR + 65	MSCS	2,291,356	SEK	4/24/19	$—	$(27)

						$7,766,373	$(599,544)

OTC Swap Contracts
Equity Contracts - Short
Tesco PLC	LIBOR - 40	DBAB	282,247	GBP	7/03/17	—	(11,351)
Alstria Office REIT-AG	LIBOR - 40	DBAB	2,604,212	EUR	7/19/17	5,828	—
ASM Pacific Technology Ltd.	LIBOR - 50	DBAB	2,129,600	HKD	7/19/17	20,762	—
China Railway Construction Corp. Ltd.	LIBOR - 41	DBAB	1,387,997	HKD	7/19/17	7,645	—
Deutsche EuroShop AG	LIBOR - 40	DBAB	546,957	EUR	7/19/17	17,492	—
Drillisch AG	LIBOR - 453	DBAB	5,562,539	EUR	7/19/17	118,532	—
ENN Energy Holdings Ltd.	LIBOR - 46	DBAB	281,050	HKD	7/19/17	—	(4,448)
Fresenius SE & Co. KGaA	LIBOR - 40	DBAB	676,879	EUR	7/19/17	19,758	—
Haitian International Holdings Ltd.	LIBOR - 40	DBAB	616,440	HKD	7/19/17	2,455	—
Haitong International Securities Group Ltd.	LIBOR - 175	DBAB	316,508	HKD	7/19/17	—	(1,640)
Hansteen Holdings PLC	LIBOR - 100	DBAB	2,371,293	EUR	7/19/17	19,010	—
Kloeckner & Co. SE	LIBOR - 40	DBAB	66,106	EUR	7/19/17	1,878	—
OCI NV	LIBOR - 200	DBAB	355,329	EUR	7/19/17	—	(14,519)
Pacific Basin Shipping Ltd.	LIBOR - 150	DBAB	55,380	HKD	7/19/17	—	(704)
Playtech PLC	LIBOR - 40	DBAB	1,423,548	EUR	7/19/17	5,039	—
Shenzhou International Group Holdings Ltd.	LIBOR - 45	DBAB	32,110,548	HKD	7/19/17	—	(31,035)
Siemens AG	LIBOR - 40	DBAB	1,396,737	EUR	7/19/17	35,670	—
Steinhoff International Holdings NV	LIBOR - 75	DBAB	1,313,041	EUR	7/19/17	—	(22,388)
Yuexiu Transport Infrastructure Ltd.	LIBOR - 189	DBAB	4,318,120	HKD	7/19/17	—	(432)
Koninklijke KPN NV	LIBOR - 40	DBAB	75,104	EUR	7/19/17	—	(3,383)
Swisscom AG	TOIS - 40	MSCS	587,930	CHF	7/19/17	—	(421)
Iberdrola SA	LIBOR - 40	DBAB	1,709,784	EUR	7/20/17	—	(95,485)
NH Hotel Group SA	LIBOR - 40	DBAB	155,459	EUR	7/20/17	—	(2,923)
Ayala Land Inc.	LIBOR - 500	DBAB	120,596		7/21/17	—	(6,241)
Advanced Micro Devices Inc.	LIBOR - 35	DBAB	163,169		7/31/17	3,322	—
Advanced Semiconductor Engineering Inc.	LIBOR - 35	DBAB	1,654,191		7/31/17	—	(42,312)
Apollo Commercial Real Estate Finance Inc.	LIBOR - 35	DBAB	241,623		7/31/17	—	(3,036)
Black Hills Corp.	LIBOR - 35	DBAB	897,159		7/31/17	—	(15,390)
Citrix Systems Inc.	LIBOR - 35	DBAB	1,085,341		7/31/17	47,884	—
Ctrip.com International Ltd.	LIBOR - 35	DBAB	5,287,141		7/31/17	50,035	—
DHT Holdings Inc.	LIBOR - 35	DBAB	705,865		7/31/17	48,463	—
DISH Network Corp.	LIBOR - 35	DBAB	259,297		7/31/17	—	(653)
Euronet Worldwide Inc.	LIBOR - 35	DBAB	1,504,157		7/31/17	—	(48,820)
Frontier Communications Corp.	LIBOR - 200	DBAB	618,633		7/31/17	—	(8,864)
General Cable Corp.	LIBOR - 35	DBAB	53,774		7/31/17	—	(151)
Golar LNG Ltd.	LIBOR - 35	DBAB	1,097,590		7/31/17	183,098	—
Gramercy Property Trust	LIBOR - 35	DBAB	1,220,747		7/31/17	—	(66,439)
Hess Corp.	LIBOR - 35	DBAB	376,305		7/31/17	29,002	—
Intel Corp.	LIBOR - 35	DBAB	1,123,556		7/31/17	—	(23,485)
Medicines Co.	LIBOR - 35	DBAB	1,966,227		7/31/17	280,059	—
MercadoLibre Inc.	LIBOR - 35	DBAB	1,549,983		7/31/17	106,578	—
Molina Healthcare Inc.	LIBOR - 35	DBAB	3,273,295		7/31/17	142,540	—
Nuance Communications Inc.	LIBOR - 35	DBAB	456,895		7/31/17	14,956	—
Palo Alto Networks Inc.	LIBOR - 35	DBAB	2,294,115		7/31/17	23,385	—
Pandora Media Inc.	LIBOR - 35	DBAB	54,043		7/31/17	4,571	—
Pattern Energy Group Inc.	LIBOR - 35	DBAB	118,088		7/31/17	—	(2,045)
Priceline Group Inc.	LIBOR - 35	DBAB	3,509,722		7/31/17	—	(121,682)
Salesforce.com Inc.	LIBOR - 35	DBAB	2,518,277		7/31/17	3,884	—

68	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
Underlying Instrument	Financing Rate	Counter- Party	Notional Value*		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts (continued)
Equity Contracts - Short (continued)
ServiceNow Inc.	LIBOR - 35	DBAB	1,689,756		7/31/17	$—	$(100,701)
Ship Finance International Ltd.	LIBOR - 90	DBAB	1,423,494		7/31/17	60,635	—
Siliconware Precision Industries Co. Ltd.	LIBOR - 35	DBAB	251,746		7/31/17	—	(9,315)
Starwood Property Trust Inc.	LIBOR - 35	DBAB	111,735		7/31/17	—	(1,615)
TAL Education Group	LIBOR - 35	DBAB	3,340,456		7/31/17	119,894	—
Theravance Biopharma Inc.	LIBOR - 125	DBAB	587,974		7/31/17	18,789	—
VeriSign Inc.	LIBOR - 35	DBAB	6,309,142		7/31/17	—	(2,127)
Welltower Inc.	LIBOR - 35	DBAB	786,827		7/31/17	—	(9,491)
Workday Inc.	LIBOR - 35	DBAB	844,101		7/31/17	—	(17,035)
Hermes International	LIBOR - 50	DBAB	1,059,256	EUR	8/15/17	12,242	—
Siliconware Precision Industries Co. Ltd.	LIBOR - 150	DBAB	266,233		9/19/17	—	(12,220)
IHH Healthcare Bhd	LIBOR - 311	DBAB	398,415	SGD	9/20/17	17,406	—
Subsea 7 SA	LIBOR - 75	DBAB	398,047	EUR	10/19/17	63,567	—
Tenaga Nasional Bhd	LIBOR - 50	DBAB	116,526		10/19/17	581	—
Hermes International	EONIA - 40	MSCS	650,686	EUR	10/30/17	—	(217)
Proximus SADP	EONIA - 50	MSCS	261,655	EUR	11/02/17	—	(176)
ONEOK Inc.	LIBOR - 35	DBAB	3,101,004		11/06/17	97,433	—
AEON Financial Service Co. Ltd.	LIBOR - 40	DBAB	5,998,099	JPY	11/17/17	249	—
DCM Holdings Co. Ltd.	LIBOR - 40	DBAB	128,640,794	JPY	11/17/17	38,517	—
EDION Corp.	LIBOR - 350	DBAB	67,402,135	JPY	11/17/17	—	(43,476)
K’s Holdings Corp.	LIBOR - 40	DBAB	38,123,006	JPY	11/17/17	—	(33,353)
Kansai Paint Co. Ltd.	LIBOR - 40	DBAB	22,312,164	JPY	11/17/17	3,329	—
Nippon Ceramic Co. Ltd.	LIBOR - 450	DBAB	95,090	JPY	11/17/17	—	(25)
Oita Bank Ltd.	LIBOR - 40	DBAB	978,714		11/17/17	53,067	—
OSG Corp.	LIBOR - 125	DBAB	139,549,300	JPY	11/17/17	13,087	—
Resorttrust Inc.	LIBOR - 40	DBAB	590,100	JPY	11/17/17	—	(299)
Sankyo Co. Ltd.	LIBOR - 40	DBAB	17,474,238	JPY	11/17/17	2,268	—
SBI Holdings Inc.	LIBOR - 40	DBAB	8,063,359	JPY	11/17/17	672	—
Shionogi & Co. Ltd.	LIBOR - 40	DBAB	74,603,194	JPY	11/17/17	22,847	—
Suzuki Motor Corp.	LIBOR - 40	DBAB	81,206,781	JPY	11/17/17	—	(13,069)
Teijin Ltd.	LIBOR - 40	DBAB	37,631,205	JPY	11/17/17	—	(8,164)
Toho Holdings Co. Ltd.	LIBOR - 40	DBAB	56,764,278	JPY	11/17/17	1,685	—
Tohoku Electric Power Co. Inc.	LIBOR - 40	DBAB	99,926,390	JPY	11/17/17	—	(31,016)
Toppan Printing Co. Ltd.	LIBOR - 40	DBAB	50,771,953	JPY	11/17/17	—	(5,576)
Unicharm Corp.	LIBOR - 40	DBAB	57,782,402	JPY	11/17/17	—	(16,678)
Yamada Denki Co. Ltd.	LIBOR - 40	DBAB	297,706,798	JPY	11/17/17	—	(153,440)
Yamagata Bank Ltd.	LIBOR - 150	DBAB	774,387		11/17/17	1,667	—
Yamaguchi Financial Group Inc.	LIBOR - 40	DBAB	2,504,621		11/17/17	—	(4,150)
British American Tobacco PLC	LIBOR - 40	DBAB	3,658,136		11/27/17	—	(80,128)
British Land Co. PLC	LIBOR - 40	BNPP	106,734	GBP	11/29/17	—	(655)
Evonik Industries AG	LIBOR - 35	BNPP	694,100	EUR	11/29/17	—	(1,448)
Fresenius SE & Co. KGaA	LIBOR - 35	BNPP	521,310	EUR	11/29/17	—	(2,737)
General Cable Corp.	LIBOR - 30	BNPP	35,469		11/30/17	633	—
Hess Corp.	LIBOR - 30	BNPP	200,808		11/30/17	8,031	—
Lam Research Corp.	LIBOR - 30	BNPP	2,198,923		11/30/17	—	(18,070)
Tabcorp Holdings Ltd.	RBACR - 67	MSCS	200,828	AUD	12/05/17	105	—
Takashimaya Co. Ltd.	LIBOR - 40	BNPP	3,888,595	JPY	12/27/17	733	—
Ayala Land Inc.	LIBOR - 400	BNPP	565,935		12/28/17	5,416	—
Galp Energia SGPS SA	LIBOR - 35	BNPP	129,512	EUR	12/29/17	4,260	—
J Sainsbury PLC	LIBOR - 40	BNPP	776,330	GBP	12/29/17	—	(26,020)
Richter Gideon Nyrt	LIBOR - 50	BNPP	958,047	EUR	12/29/17	—	(11,506)
Siemens AG	LIBOR - 35	BNPP	1,047,526	EUR	12/29/17	—	(10,348)
Nyrstar NV	LIBOR - 363	DBAB	136,095	EUR	1/15/18	—	(13,684)
British Land Co. PLC	LIBOR - 40	DBAB	295,158	GBP	1/17/18	21,213	—
Carillion PLC	LIBOR - 200	DBAB	126,947	GBP	1/17/18	—	(12,891)

franklintempleton.com	Annual Report	69

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
Underlying Instrument	Financing Rate	Counter- Party	Notional Value*		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts (continued)
Equity Contracts - Short (continued)
Great Portland Estates PLC	LIBOR - 40	DBAB	699,820	GBP	1/17/18	$99,960	$—
Intu Properties PLC	LIBOR - 200	DBAB	16,474	GBP	1/17/18	186	—
J Sainsbury PLC	LIBOR - 50	DBAB	147,000	GBP	1/17/18	—	(14,861)
Primary Health Properties PLC	LIBOR - 250	DBAB	254,835	GBP	1/17/18	1,872	—
Richter Gedeon Nyrt	LIBOR - 40	DBAB	2,076,189	EUR	1/17/18	—	(17,264)
St. Modwen Properties PLC	LIBOR - 40	DBAB	11,653	GBP	1/17/18	275	—
UNITE Group PLC	LIBOR - 40	DBAB	2,677,551	GBP	1/17/18	87,844	—
easyJet PLC	SONIA - 35	MSCS	345,517	GBP	1/18/18	—	(192,103)
AEON Financial Service Co. Ltd.	LIBOR - 40	BNPP	33,404,800	JPY	1/29/18	6,845	—
Primary Health Properties PLC	LIBOR - 275	BNPP	16,922	GBP	1/29/18	—	(52)
Suzuki Motor Corp.	LIBOR - 40	BNPP	75,499,200	JPY	1/29/18	—	(2,624)
CP ALL PCL	LIBOR - 100	DBAB	223,203		2/06/18	3,004	—
Tesco PLC	SONIA - 35	MSCS	1,494,883	GBP	2/06/18	—	(220)
STMicroelectronics NV	LIBOR - 40	DBAB	277,121		2/27/18	4,998	—
SPDR S&P 500 ETF Trust	FEDEF - 35	MSCS	4,584,460		2/27/18	—	(565,257)
Prysmian SpA	EURIBOR - 35	BNPP	1,390,462	EUR	2/28/18	1,795	—
Larsen & Toubro Ltd.	LIBOR - 200	DBAB	250,193		3/17/18	—	(4,301)
APERAM SA	LIBOR - 35	BNPP	333,519		3/28/18	3,688	—
National Grid PLC	LIBOR - 40	BNPP	334,503	GBP	3/28/18	—	(1,991)
STMicroelectronics NV	LIBOR - 35	BNPP	4,083,018		3/28/18	7,223	—
Premier Oil PLC	LIBOR - 450	DBAB	239,763		4/03/18	10,169	—
Adidas AG	EONIA - 36	MSCS	1,489,228	EUR	4/12/18	95,175	—
JD Sports Fashion PLC	SONIA - 30	MSCS	219,051	GBP	4/12/18	—	(2,286)
LVMH Moet Hennessy Louis Vuitton SE	EONIA - 40	MSCS	3,621,175	EUR	4/12/18	89,277	—
Unilever NV	EONIA - 40	MSCS	1,370,893	EUR	4/12/18	—	(49,225)
ASM Pacific Technology Ltd.	HIBOR - 75	BNPP	9,401,000	HKD	4/27/18	—	(13,128)
Nyrstar NV	EURIBOR - 35	BNPP	78,244	EUR	4/27/18	—	(7,131)
Societe Generale SA	LIBOR - 45	DBAB	99,477	EUR	5/02/18	—	(802)
Galp Energia SGPS SA	LIBOR - 40	DBAB	382,800	EUR	5/12/18	22,692	—
Chugoku Electric Power Co. Inc.	LIBOR - 40	BNPP	7,236,289	JPY	5/29/18	1,518	—
Deutsche EuroShop AG	EURIBOR - 35	BNPP	207,547	EUR	5/29/18	143	—
Janus Henderson Group PLC	LIBOR - 30	CITI	569,912		5/29/18	—	(41,434)
Remy Cointreau SA	EURIBOR - 35	BNPP	144,858	EUR	5/29/18	—	(663)
Anglo American PLC	LIBOR - 25	BNPP	1,685,856	GBP	5/30/18	53,405	—
Tullow Oil PLC	LIBOR - 15	BNPP	949,439		5/30/18	100,973	—
ServiceNow Inc.	LIBOR - 35	MSCS	432,809		5/30/18	—	(12,661)
Maire Tecnimont SpA	LIBOR - 225	DBAB	320,515	EUR	6/11/18	—	(13,401)
Bayer AG	EURIBOR - 35	BNPP	630,403	EUR	6/27/18	—	(8,282)
Koninklijke KPN NV	LIBOR - 35	BNPP	26,510	EUR	6/27/18	—	(613)
Alibaba Group Holding Ltd.	FEDEF - 35	MSCS	1,234,629		12/20/18	—	(462,618)
Becton Dickinson and Co.	FEDEF - 35	MSCS	101,049		2/06/19	21	—
CenturyLink Inc.	FEDEF - 66	MSCS	194,710		2/06/19	19	—
ONEOK Inc.	FEDEF - 35	MSCS	315,468		5/21/19	71	—
Sinclair Broadcast Group Inc.	FEDEF - 35	MSCS	56,603		5/21/19	—	(302)

						$2,351,325	$(2,578,696)

OTC Swap Contracts
Fixed Income Contracts - Long
Parpublica-Participacoes Publicas SGPS SA	LIBOR + 90	DBAB	1,143,162	EUR	6/06/17	—	(15,331)
Resorttrust Inc.	LIBOR + 90	DBAB	10,077,500	JPY	6/19/17	712	—
Siem Industries Inc.	LIBOR + 90	DBAB	484,897	EUR	6/19/17	—	(41,519)
Alstria Office REIT-AG	LIBOR + 90	DBAB	2,941,067	EUR	7/19/17	109,428	—
British Land Jersey Ltd.	LIBOR + 90	DBAB	1,130,251	GBP	7/19/17	—	(22,827)
Carillion Finance White 2015 Ltd.	LIBOR + 90	DBAB	2,351,042	GBP	7/19/17	20,681	—
Deutsche EuroShop AG	LIBOR + 90	DBAB	628,649	EUR	7/19/17	—	(26,252)

70	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
Underlying Instrument	Financing Rate	Counter- Party	Notional Value*		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts (continued)
Fixed Income Contracts - Long (continued)
Drillisch AG	LIBOR + 90	DBAB	5,425,857	EUR	7/19/17	$228,713	$—
Fresenius SE & Co. KGaA	LIBOR + 90	DBAB	807,750	EUR	7/19/17	—	(31,080)
Great Portland Estates Capital Jersey Ltd.	LIBOR + 90	DBAB	1,607,521	GBP	7/19/17	—	(36,208)
Hansteen Jersey Securities Ltd.	LIBOR + 90	DBAB	2,718,863	EUR	7/19/17	3,972	—
PHP Finance Jersey Ltd.	LIBOR + 90	DBAB	476,818	GBP	7/19/17	—	(18,071)
St. Modwen Properties Securities Jersey Ltd.	LIBOR + 90	DBAB	199,813	GBP	7/19/17	839	—
Steinhoff Finance Holding GmbH	LIBOR + 90	DBAB	2,306,879	EUR	7/19/17	6,089	—
Unite Jersey Issuer Ltd.	LIBOR + 90	DBAB	2,692,055	GBP	7/19/17	—	(78,672)
Gulf Keystone Petroleum Ltd.	LIBOR + 90	DBAB	201,611		7/20/17	2,118	—
America Movil SAB de CV	LIBOR + 90	DBAB	2,560,740	EUR	7/25/17	25,253	—
Klockner & Co. Financial Services SA	LIBOR + 90	DBAB	204,261	EUR	7/25/17	808	—
Advanced Micro Devices Inc.	LIBOR + 75	DBAB	207,941		7/31/17	933	—
Apollo Commercial Real Estate Finance Inc.	LIBOR + 75	DBAB	504,979		7/31/17	4,705	—
Citrix Systems Inc.	LIBOR + 75	DBAB	1,682,814		7/31/17	—	(58,283)
Ctrip.com International Ltd.	LIBOR + 75	DBAB	6,289,469		7/31/17	—	(51,324)
DHT Holdings Inc.	LIBOR + 75	DBAB	2,990,466		7/31/17	—	(25,075)
DISH Network Corp.	LIBOR + 75	DBAB	398,467		7/31/17	1,272	—
Euronet Worldwide Inc.	LIBOR + 75	DBAB	2,404,372		7/31/17	51,924	—
General Cable Corp.	LIBOR + 75	DBAB	98,149		7/31/17	2,121	—
Golar LNG Ltd.	LIBOR + 75	DBAB	2,422,707		7/31/17	—	(205,977)
GPT Property Trust LP	LIBOR + 75	DBAB	1,414,515		7/31/17	76,548	—
Intel Corp.	LIBOR + 75	DBAB	1,339,246		7/31/17	18,253	—
Medicines Co.	LIBOR + 75	DBAB	2,663,943		7/31/17	—	(254,304)
MercadoLibre Inc.	LIBOR + 75	DBAB	1,668,036		7/31/17	—	(96,287)
Molina Healthcare Inc.	LIBOR + 75	DBAB	3,894,483		7/31/17	—	(121,395)
Nuance Communications Inc.	LIBOR + 75	DBAB	822,836		7/31/17	—	(4,342)
Palo Alto Networks Inc.	LIBOR + 75	DBAB	3,918,310		7/31/17	—	(10,625)
Pandora Media Inc.	LIBOR + 75	DBAB	292,891		7/31/17	—	(915)
Pattern Energy Group Inc.	LIBOR + 75	DBAB	417,486		7/31/17	4,335	—
Priceline Group Inc.	LIBOR + 75	DBAB	3,601,545		7/31/17	115,166	—
Salesforce.com Inc.	LIBOR + 75	DBAB	2,822,533		7/31/17	4,020	—
ServiceNow Inc.	LIBOR + 75	DBAB	2,200,378		7/31/17	108,606	—
Ship Finance International Ltd	LIBOR + 75	DBAB	3,048,211		7/31/17	—	(33,163)
Ship Finance International Ltd.	LIBOR + 75	DBAB	481,095		7/31/17	—	(6,369)
Starwood Property Trust Inc.	LIBOR + 75	DBAB	1,952,956		7/31/17	6,524	—
Starwood Property Trust Inc.	LIBOR + 75	DBAB	322,750		7/31/17	2,963	—
TAL Education Group	LIBOR + 75	DBAB	3,469,921		7/31/17	—	(247,760)
Theravance Biopharma Inc.	LIBOR + 75	DBAB	854,306		7/31/17	—	(26,815)
VeriSign Inc.	LIBOR + 75	DBAB	6,395,099		7/31/17	18,173	—
Workday Inc.	LIBOR + 75	DBAB	1,265,957		7/31/17	17,844	—
Egyptian Treasury Bill	0.35%	DBAB	1,471,697		8/15/17	2,183	—
Cahaya Capital Ltd.	LIBOR + 100	DBAB	1,067,980		8/17/17	4,239	—
Asia View Ltd.	LIBOR + 90	DBAB	1,097,375		8/18/17	2,773	—
CP Foods Holdings Ltd.	LIBOR + 90	DBAB	822,611		8/18/17	—	(452)
PB Issuer No 4 Ltd.	LIBOR + 90	DBAB	584,368		8/18/17	2,517	—
British Land Jersey Ltd.	LIBOR + 80	BNPP	405,321	GBP	9/10/17	—	(761)
Indah Capital Ltd.	LIBOR + 100	DBAB	1,073,750	SGD	9/19/17	—	(30,348)
Siliconware Precision Industries Co. Ltd.	LIBOR + 100	DBAB	1,966,562		9/19/17	18,017	—
Parpublica-Participacoes Publicas SGPS SA	EURIBOR + 80	BNPP	702,807	EUR	9/28/17	—	(3,890)
Green Plains Inc.	LIBOR + 100	DBAB	290,973		9/29/17	26,297	—
Dana Gas Sukuk Ltd.	LIBOR + 90	DBAB	142,402		10/31/17	4,024	—
SBI Holdings Inc.	LIBOR + 90	DBAB	21,801,500	JPY	11/02/17	—	(5,953)

franklintempleton.com	Annual Report	71

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
Underlying Instrument	Financing Rate	Counter- Party	Notional Value*		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts (continued)
Fixed Income Contracts - Long (continued)
Golden Ocean Group Ltd.	LIBOR + 90	DBAB	893,375		11/07/17	$—	$(13,773)
DCM Holdings Co. Ltd.	LIBOR + 90	DBAB	258,495,000	JPY	11/17/17	—	(34,293)
EDION Corp.	LIBOR + 90	DBAB	93,160,000	JPY	11/17/17	34,370	—
K’s Holdings Corp.	LIBOR + 90	DBAB	51,387,520	JPY	11/17/17	—	(506)
Kansai Paint Co. Ltd.	LIBOR + 90	DBAB	94,331,250	JPY	11/17/17	5,687	—
OSG Corp.	LIBOR + 90	DBAB	173,040,000	JPY	11/17/17	—	(22,774)
Sankyo Co. Ltd.	LIBOR + 90	DBAB	112,777,500	JPY	11/17/17	—	(1,856)
Shionogi & Co. Ltd.	LIBOR + 90	DBAB	89,955,000	JPY	11/17/17	—	(26,974)
Suzuki Motor Corp.	LIBOR + 90	DBAB	201,400,050	JPY	11/17/17	11,648	—
Teijin Ltd.	LIBOR + 90	DBAB	83,142,500	JPY	11/17/17	—	(9,119)
Toho Holdings Co. Ltd.	LIBOR + 90	DBAB	128,425,000	JPY	11/17/17	—	(33,938)
Tohoku Electric Power Co. Inc.	LIBOR + 90	DBAB	216,693,750	JPY	11/17/17	19,443	—
Tohoku Electric Power Co. Inc.	LIBOR + 90	DBAB	212,100,000	JPY	11/17/17	18,273	—
Toppan Printing Co. Ltd.	LIBOR + 90	DBAB	81,501,910	JPY	11/17/17	3,330	—
Unicharm Corp.	LIBOR + 90	DBAB	75,960,000	JPY	11/17/17	13,433	—
Yamada Denki Co. Ltd.	LIBOR + 90	DBAB	441,747,930	JPY	11/17/17	96,507	—
Deutsche EuroShop AG	EURIBOR + 80	BNPP	242,302	EUR	11/20/17	—	(164)
Egyptian Treasury Bill	0.35%	DBAB	772,441		11/25/17	—	(3,161)
AYC Finance Ltd.	LIBOR + 100	BNPP	1,113,171		11/29/17	17,048	—
Fresenius SE & Co. KGaA	EURIBOR + 80	BNPP	464,010	EUR	11/29/17	4,632	—
RAG-Stiftung	EURIBOR + 80	BNPP	2,088,280	EUR	11/29/17	4,320	—
Sacyr SA	EURIBOR + 80	BNPP	201,505	EUR	11/29/17	—	(550)
General Cable Corp.	LIBOR + 75	BNPP	61,525		11/30/17	39	—
Lam Research Corp.	LIBOR + 75	BNPP	2,199,618		11/30/17	12,340	—
Oita Bank Ltd.	LIBOR + 90	DBAB	2,455,250		12/19/17	—	(50,819)
Yamagata Bank Ltd.	LIBOR + 90	DBAB	2,831,500		12/19/17	11,757	—
Yamaguchi Financial Group Inc.	LIBOR + 90	DBAB	4,454,775		12/19/17	—	(2,553)
Takashimaya Co. Ltd.	LIBOR + 75	BNPP	31,555,110	JPY	12/27/17	162	—
J Sainsbury PLC	LIBOR + 80	BNPP	2,036,051	GBP	12/29/17	3,442	—
Magyar Nemzeti Vagyonkezelo ZRT	EURIBOR + 80	BNPP	1,393,088	EUR	12/29/17	8,926	—
J Sainsbury PLC	LIBOR + 90	DBAB	317,794	GBP	1/15/18	5,122	—
Nyrstar NV	LIBOR + 90	DBAB	514,577	EUR	1/15/18	16,996	—
Magyar Nemzeti Vagyonkezelo ZRT	LIBOR + 90	DBAB	3,534,242	EUR	1/17/18	31,719	—
China Railway Construction Corp. Ltd.	LIBOR + 100	DBAB	301,250		1/22/18	—	(9,314)
AEON Financial Service Co. Ltd.	LIBOR + 75	BNPP	111,787,136	JPY	1/29/18	—	(15,465)
CP Foods Holdings Ltd.	LIBOR + 75	BNPP	409,178		1/29/18	2,165	—
ENN Energy Holdings Ltd.	LIBOR + 90	BNPP	258,277		1/29/18	70	—
Suzuki Motor Corp.	LIBOR + 75	BNPP	13,572,150	JPY	1/29/18	—	(501)
ACS Actividades Finance BV	LIBOR + 90	DBAB	2,236,745	EUR	2/09/18	113,093	—
OCI NV	LIBOR + 90	DBAB	2,087,783	EUR	2/09/18	51,855	—
Intu Jersey 2 Ltd.	LIBOR + 90	DBAB	97,281	GBP	2/17/18	148	—
PT Jersey Ltd.	LIBOR + 90	DBAB	1,967,924	EUR	2/19/18	—	(8,395)
Shenzhou International Group Holdings Ltd.	LIBOR + 90	DBAB	33,937,667	HKD	2/19/18	38,375	—
Larsen & Toubro Ltd.	LIBOR + 150	DBAB	830,280		2/20/18	1,939	—
STMicroelectronics NV	LIBOR + 90	DBAB	555,053		2/27/18	—	(12,069)
Prysmian SpA	EURIBOR + 80	BNPP	2,109,142	EUR	2/28/18	4,550	—
Chugoku Electric Power Co. Inc.	LIBOR + 75	BNPP	39,976,040	JPY	3/02/18	—	(347)
Premier Oil Finance Jersey Ltd.	LIBOR + 90	DBAB	895,172		3/17/18	13,739	—
APERAM SA	LIBOR + 80	BNPP	517,149		3/28/18	—	(2,439)
National Grid North America Inc.	LIBOR + 80	BNPP	1,248,690	GBP	3/28/18	10,976	—
STMicroelectronics NV	LIBOR + 80	BNPP	3,808,364		3/28/18	—	(4,792)
NH Hotel Group SA	LIBOR + 90	DBAB	467,251	EUR	4/12/18	11,643	—
Sacyr SA	LIBOR + 90	DBAB	98,800	EUR	4/12/18	1,899	—
ASM Pacific Technology Ltd.	HIBOR + 90	BNPP	17,324,830	HKD	4/27/18	17,309	—
Nyrstar NV	EURIBOR + 80	BNPP	522,545	EUR	4/27/18	8,143	—
AYC Finance Ltd.	LIBOR + 90	DBAB	626,375		5/12/18	15,371	—

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)
Underlying Instrument	Financing Rate	Counter- Party	Notional Value*		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts (continued)
Fixed Income Contracts - Long (continued)
Haitian International Holdings Ltd.	LIBOR + 90	DBAB	526,649		5/12/18	$—	$(3,441)
Zhen Ding Technology Holding Ltd.	LIBOR + 90	DBAB	101,587		5/12/18	157	—
ASM Pacific Technology Ltd.	LIBOR + 90	DBAB	2,590,000	HKD	5/18/18	—	(12,430)
Chugoku Electric Power Co. Inc.	LIBOR + 75	BNPP	120,495,240	JPY	5/29/18	—	(1,830)
Janus Capital Group Inc.	LIBOR + 75	CITI	745,390		5/29/18	431	—
Orpar SA	EURIBOR + 80	BNPP	230,854	EUR	5/29/18	481	—
Tullow Oil Jersey Ltd.	LIBOR + 80	BNPP	2,218,258		5/30/18	—	(100,153)
Volcan Holdings PLC	LIBOR + 75	BNPP	2,052,666	GBP	5/30/18	—	(30,935)
Maire Tecnimont SpA	LIBOR + 90	DBAB	350,220	EUR	6/11/18	14,173	—
Haitong International Securities Group Ltd.	LIBOR + 90	DBAB	7,940,000	HKD	6/25/18	11,169	—
Bayer Capital Corp. BV	EURIBOR + 80	BNPP	770,774	EUR	6/27/18	8,807	—

						$1,537,737	$(1,856,589)

OTC Swap Contracts
Fixed Income Contracts - Short
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	7,170,000		6/20/17	—	(103,712)
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	1,640,000		6/20/17	—	(33,194)
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	1,640,000		6/20/17	—	(37,709)
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	4,510,000		6/20/17	—	(73,903)
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	4,500,000		6/20/17	—	(77,005)
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	3,600,000		6/20/17	—	(26,080)
IBoxx USD Liquid Investment Grade Index	LIBOR	JPHQ	1,041,000		6/20/17	—	(28,487)
IBoxx USD Liquid Investment Grade Index	LIBOR	JPHQ	383,000		6/20/17	—	(10,481)
iBoxx USD Liquid High Yield Index	LIBOR	MSCO	980,000		6/20/17	—	(15,710)
iBoxx USD Liquid Investment Grade Index	LIBOR	MSCO	661,000		6/20/17	—	(19,388)
United Kingdom Gilt	LIBOR - 75	DBAB	413,898	GBP	7/03/17	—	(4,846)

						$—	$(430,515)

Total Return Swap Contracts						$11,655,435	$(5,465,344)

Net unrealized appreciation (depreciation)						$6,190,091

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page 95.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

May 31, 2017

Franklin K2 Alternative Strategies Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$940,335,116
Cost - Repurchase agreements	32,634,570

Total cost of investments	$972,969,686

Value - Unaffiliated issuers	$1,032,725,098
Value - Repurchase agreements	32,634,570

Total value of investments	$1,065,359,668
Cash	47,551,610
Foreign currency, at value (cost $558,021)	660,074
Receivables:
Investment securities sold	24,054,398
Capital shares sold	907,442
Dividends and interest	5,269,795
Due from brokers	230,915,769
Variation margin	323,705
OTC swap contracts (upfront payments $171,096)	164,365
Unrealized appreciation on OTC forward exchange contracts	4,037,925
Unrealized appreciation on OTC swap contracts	11,702,416
Unrealized appreciation on unfunded loan commitments (Note 8)	9,829
Other assets	802

Total assets	1,390,957,798

Liabilities:
Payables:
Investment securities purchased	12,863,252
Capital shares redeemed	1,596,734
Management fees	1,660,177
Distribution fees	73,698
Transfer agent fees	92,066
OTC swap contracts (upfront receipts $96,675)	34,208
Options written, at value (premiums received $378,784)	274,388
Securities sold short, at value (proceeds $232,267,745)	238,768,195
Due to brokers	5,713,425
Unrealized depreciation on OTC forward exchange contracts	7,869,885
Unrealized depreciation on OTC swap contracts	5,773,249
Accrued expenses and other liabilities	685,394

Total liabilities	275,404,671

Net assets, at value	$1,115,553,127

Net assets consist of:
Paid-in capital	$1,064,227,035
Undistributed net investment income	6,072,954
Net unrealized appreciation (depreciation)	85,511,321
Accumulated net realized gain (loss)	(40,258,183)

Net assets, at value	$1,115,553,127

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2017

Franklin K2 Alternative Strategies Fund

Class A:
Net assets, at value	$119,385,229

Shares outstanding	10,716,639

Net asset value per share[a]	$11.14

Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.82

Class C:
Net assets, at value	$55,496,322

Shares outstanding	5,043,230

Net asset value and maximum offering price per share[a]	$11.00

Class R:
Net assets, at value	$597,045

Shares outstanding	53,450

Net asset value and maximum offering price per share	$11.17

Class R6:
Net assets, at value	$265,246,984

Shares outstanding	23,751,783

Net asset value and maximum offering price per share	$11.17

Advisor Class:
Net assets, at value	$674,827,547

Shares outstanding	60,468,592

Net asset value and maximum offering price per share	$11.16

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	75

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended May 31, 2017

Franklin K2 Alternative Strategies Fund

Investment income:
Dividends	$4,952,749
Interest	27,408,300

Total investment income	32,361,049

Expenses:
Management fees (Note 3a)	23,492,541
Distribution fees: (Note 3c)
Class A	356,684
Class C	610,580
Class R	2,281
Transfer agent fees: (Note 3e)
Class A	137,358
Class C	60,712
Class R	438
Class R6	1,101
Advisor Class	648,111
Custodian fees (Note 4)	314,136
Reports to shareholders	95,073
Registration and filing fees	201,265
Professional fees	508,463
Trustees’ fees and expenses	418,831
Dividends and/or interest on securities sold short	4,399,415
Security borrowing fees	1,645,287
Other	150,005

Total expenses	33,042,281
Expense reductions (Note 4)	(188,958)
Expenses waived/paid by affiliates (Note 3f)	(3,724,630)

Net expenses	29,128,693

Net investment income	3,232,356

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	58,498,312
Written options	1,963,032
Foreign currency transactions	4,009,363
Futures contracts	(7,210,176)
Securities sold short	(35,230,755)
Swap contracts	4,877,661

Net realized gain (loss)	26,907,437

Net change in unrealized appreciation (depreciation) on:
Investments	41,916,216
Translation of other assets and liabilities denominated in foreign currencies	(3,705,154)
Written options	(135,179)
Futures contracts	(3,055,339)
Swap contracts	4,060,173

Net change in unrealized appreciation (depreciation)	39,080,717

Net realized and unrealized gain (loss)	65,988,154

Net increase (decrease) in net assets resulting from operations	$69,220,510

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin K2 Alternative Strategies Fund

	Year End May 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,232,356	$(2,799,208)
Net realized gain (loss)	26,907,437	(53,359,785)
Net change in unrealized appreciation (depreciation)	39,080,717	18,801,300

Net increase (decrease) in net assets resulting from operations	69,220,510	(37,357,693)

Distributions to shareholders from:
Net investment income:
Class A	(630,342)	(2,592,416)
Class C	—	(644,384)
Class R	(2,647)	—
Class R6	(2,240,746)	(4,016,413)
Advisor Class	(4,861,190)	(10,110,090)
Net realized gains:
Class A	—	(696,387)
Class C	—	(262,371)
Class R	—	(1,174)
Class R6	—	(894,391)
Advisor Class	—	(2,315,995)

Total distributions to shareholders	(7,734,925)	(21,533,621)

Capital share transactions: (Note 2)
Class A	(65,872,266)	38,612,258
Class C	(18,888,454)	37,013,071
Class R	231,379	(8,810,100)
Class R6	(14,356,196)	39,418,868
Advisor Class	(83,686,963)	424,302,558

Total capital share transactions	(182,572,500)	530,536,655

Net increase (decrease) in net assets	(121,086,915)	471,645,341
Net assets:
Beginning of year	1,236,640,042	764,994,701

End of year	$1,115,553,127	$1,236,640,042

Undistributed net investment income included in net assets:
End of year	$6,072,954	$2,947,721

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	77

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin K2 Alternative Strategies Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Alternative Strategies Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, exchange traded notes and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the

franklintempleton.com	Annual Report	79

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Consolidated Statement of Investments, had been entered into on May 31, 2017.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA)

master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to commodity price, interest rate, certain foreign currencies and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts, if any, are reflected in the Consolidated Statement of assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate, equity price and credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Derivative Financial Instruments (continued)

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, equity price and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Exchange Traded Notes

The Fund purchases exchange traded notes. Exchange traded notes are senior, unsecured, unsubordinated debt securities issued by an underwriting bank. Exchange traded notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of exchange traded notes include the credit risk of the issuer, counterparty risk, and the potential inability of the Fund to dispose of the exchange traded note in the normal course of business.

h. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

i. Investments in K2 Holdings Investment Corp. (K2 Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the K2 Subsidiary. The K2 Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2017, the K2 Subsidiary’s investments, as well as any other assets and liabilities of the K2 Subsidiary, are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the K2 Subsidiary. All inter-company transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the K2 Subsidiary’s income. Net losses incurred by the K2 Subsidiary cannot offset income earned by the Fund and cannot be carried back or

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

forward by the K2 Subsidiary to offset income from prior or future years. At May 31, 2017, the net assets of the K2 Subsidiary were $19,416,324, representing 1.7% of the Fund’s consolidated net assets. The Fund’s investment in the K2 Subsidiary is limited to 25% of consolidated assets.

j. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

k. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2017, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

l. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

m. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

n. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

n. Guarantees and Indemnifications (continued)

of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,844,434	$30,795,994	13,295,280	$143,673,278
Shares issued in reinvestment of distributions	55,946	603,102	298,189	3,172,727
Shares redeemed	(8,995,275)	(97,271,362)	(10,133,166)	(108,233,747)

Net increase (decrease)	(6,094,895)	$(65,872,266)	3,460,303	$38,612,258

Class C Shares:
Shares sold	930,313	$9,991,199	5,119,256	$55,145,221
Shares issued in reinvestment of distributions	—	—	79,128	836,381
Shares redeemed	(2,694,807)	(28,879,653)	(1,811,936)	(18,968,531)

Net increase (decrease)	(1,764,494)	$(18,888,454)	3,386,448	$37,013,071

Class R Shares:
Shares sold	23,673	$256,901	13,984	$149,262
Shares issued in reinvestment of distributions	245	2,647	106	1,140
Shares redeemed	(2,617)	(28,169)	(804,855)	(8,960,502)

Net increase (decrease)	21,301	$231,379	(790,765)	$(8,810,100)

Class R6 Shares:
Shares sold	819,703	$8,933,673	5,337,514	$57,004,431
Shares issued in reinvestment of distributions	207,304	2,236,814	459,924	4,902,787
Shares redeemed	(2,353,888)	(25,526,683)	(2,155,223)	(22,488,350)

Net increase (decrease)	(1,326,881)	$(14,356,196)	3,642,215	$39,418,868

Advisor Class Shares:
Shares sold	20,997,587	$228,852,167	64,566,684	$695,799,599
Shares issued in reinvestment of distributions	340,700	3,676,152	966,546	10,303,451
Shares redeemed	(29,140,039)	(316,215,282)	(26,703,118)	(281,800,492)

Net increase (decrease)	(7,801,752)	$(83,686,963)	38,830,112	$424,302,558

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and K2 Subsidiary pay an investment management fee to K2 Advisors of 2.05% per year of the average daily net assets of the Fund and K2 Subsidiary. Management fees paid by the Fund are reduced on assets invested in the K2 Subsidiary, in an amount not to exceed the management fees paid by K2 Subsidiary.

On July 11, 2017, the Board approved the proposal to change the Fund’s investment management fee agreement. The new agreement will be effective on October 1, 2017.

Effective October 1, 2017, the Fund and K2 Subsidiary will pay fees of 1.90% per year of the average daily net assets of the Fund and K2 Subsidiary.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund or K2 Subsidiary. The subadvisory fees are paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

Subadvisors
Basso Capital Management, L.P.
Chatham Asset Management, LLC
Chilton Investment Company, LLC
Emso Asset Management Limited
Graham Capital Management, L.P.
Halcyon Arbitrage IC Management LP
Impala Asset Management, LLC
Jennison Associates, LLC
Lazard Asset Management, LLC
Loomis Sayles & Company, L.P.
P. Schoenfeld Asset Management L.P.
Portland Hill Capital LLP
Wellington Management Company, LLP
York Registered Holdings, L.P.

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund and K2 Subsidiary. The fee is paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$42,640
CDSC retained	$13,896

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2017, the Fund paid transfer agent fees of $847,720, of which $248,590 was retained by Investor Services.

f. Waiver and Expense Reimbursements

K2 Advisors has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and expenses related to securities sold short) for each class of the Fund do not exceed 1.95%, and Class R6 does not exceed 1.86% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

g. Other Affiliated Transactions

At May 31, 2017, the shares of the Fund were owned by the following entities:

	Shares	Percentage of Outstanding Shares[a]
Franklin Moderate Allocation Fund	8,929,097	8.9%
Franklin Conservative Allocation Fund	5,731,980	5.7%
Franklin Growth Allocation Fund	5,317,292	5.3%
Franklin LifeSmart 2025 Retirement Target Fund	316,134	0.3%
Franklin LifeSmart 2035 Retirement Target Fund	272,845	0.3%
Franklin LifeSmart 2045 Retirement Target Fund	186,190	0.2%
Franklin LifeSmart 2030 Retirement Target Fund	107,299	0.1%
Franklin LifeSmart 2020 Retirement Target Fund	92,871	0.1%
Franklin LifeSmart 2040 Retirement Target Fund	87,606	0.1%
Franklin LifeSmart 2050 Retirement Target Fund	68,701	0.1%
Franklin NextStep Moderate Fund	45,148	0.1%
Franklin NextStep Growth Fund	21,147	0.0%	[b]
Franklin LifeSmart 2055 Retirement Target Fund	17,499	0.0%	[b]
	21,193,809	21.2%

aInvestment activities of significant shareholders could have a material impact on the Fund.

bRounds to less than 0.1%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2017, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$15,442,373
Long term	4,135,682

Total capital loss carryforwards	$19,578,055

During the year ended May 31, 2017, the Fund utilized $21,118,796 of capital loss carryforwards.

The tax character of distributions paid during the years ended May 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$7,734,925	$17,363,303
Long term capital gain	—	4,170,318

Total distributions paid	$7,734,925	$21,533,621

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

5. Income Taxes (continued)

At May 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$996,716,759

Unrealized appreciation	$81,569,224
Unrealized depreciation	(12,926,315)

Net unrealized appreciation (depreciation)	$68,642,909

Distributable earnings – undistributed ordinary income	$12,258,134

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, swaps, investments in the K2 Subsidiary and wash sales.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2017, aggregated $2,290,112,591 and $2,415,062,570, respectively.

Transactions in options written during the year ended May 31, 2017, were as follows:

	Number of Contracts	Notional Amount In $	Premiums
Options outstanding at May 31, 2016	8,966	$6,200,000	$1,021,236
Options written	34,721	—	5,664,056
Options expired	(5,629)	(6,200,000)	(505,397)
Options exercised	(1,155)	—	(122,233)
Options closed	(32,071)	—	(5,678,878)

Options outstanding at May 31, 2017	4,832	$—	$378,784

The Fund sold certain long positions held in the portfolio and simultaneously entered into total return swaps on the positions, retaining substantially all of the exposure to the economic return and the related risks on the long positions. At May 31, 2017, the transfers of financial assets accounted for as sales were as follows:

	At Original Transactions Dates		At Year Ended May 31, 2017
	Cost Basis of Positions Sold	Gross Cash Received for Positions Sold	Fair Value of Transferred Assets[a]	Gross Derivative Assets Recorded[b]	Gross Derivative Liabilities Recorded[b]
Sales and total return swaps	$10,323,551	$11,708,411	$1,158,173	$12,866,584	$11,708,411

a$1,256,411 of gross derivative assets and $98,238 of gross derivative liabilities are included as unrealized appreciation and depreciation on OTC swap contracts, respectively, in the Consolidated Statement of Assets and Liabilities. See Note 9 regarding other derivative information.

bBalances are presented on a gross basis, based on each leg of the swap contract, before the application of counterparty and cash collateral offsetting.

See Notes 1(e) and 9 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At May 31, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $8,916,614, representing 0.8% of the Fund’s net assets. For information as to specific securities, see the accompanying Consolidated Statement of Investments.

8. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily. Funded portions of credit agreements are presented in the Consolidated Statements of Investments.

At May 31, 2017, unfunded commitments were as follows:

Borrower	Unfunded Commitment
The AES Corp., Term Loan B, 3.06%, 5/24/22	$240,392
Albertsons Cos. Inc., Term Loan B-4, 3.81%, 8/25/21	278,923
Almonde Inc., Term Loan, 4.56%, 4/26/24	150,000
Ashland Global, Term Loan B, 3.06%, 5/24/24	30,000
Axalta Coating, Term Loan B, 3.06%, 6/21/24	60,170
Centurylink Inc., Term Loan B, 3.81%, 1/31/25	245,000
Consolidated Communications Inc., Term Loan B, 4.06%, 10/05/23	95,000
Hyperion Insurance Group Ltd., Term Loan B, 5.06%, 4/29/22	41,749
Micro Focus, Term Loan B, 3.81%, 4/29/24	7,877
Micro Focus, Term Loan B-3, 3.81%, 4/19/24	53,194
NeuStar Inc., Term Loan B, 4.81%, 3/01/24	110,000
Post Holdings Inc., Term Loan B, 3.31%, 5/24/24	52,273
Quikrete Holdings Inc., Term Loan B, 3.81%, 11/15/23	209,475
U.S.I. Inc., Term Loan B, 4.06%, 5/16/24	245,701

$1,819,754

9. Other Derivative Information

At May 31, 2017, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$751,964	[a]	Variation margin	$412,136	[a]
	Unrealized appreciation on OTC swap contracts	1,537,737		Unrealized depreciation on OTC swap contracts	2,078,874
Foreign exchange contracts	Investments in securities, at value	81,809	[b]
	Unrealized appreciation on OTC forward exchange contracts	4,037,925		Unrealized depreciation on OTC forward exchange contracts	7,869,885
	Unrealized appreciation on OTC swap contracts	45,942

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

9. Other Derivative Information (continued)

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Variation margin	$398,397	[a]	Variation margin	$426,972	[a]
	OTC swap contracts (upfront payments)	164,365		OTC swap contracts (upfront receipts)	34,208
	Unrealized appreciation on OTC swap contracts	1,039		Unrealized depreciation on OTC swap contracts	516,135
Equity contracts	Investments in securities, at value	1,667,791	[b]	Options written, at value	274,388
	Variation margin	1,494,624	[a]	Variation margin	4,698,331	[a]
	Unrealized appreciation on OTC swap contracts	10,117,698		Unrealized depreciation on OTC swap contracts	3,178,240
Commodity contracts	Variation margin	846,741	[a]	Variation margin	671,306	[a]

Totals		$21,146,032			$20,160,475

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the year ended May 31, 2017, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Investments	$(284,815)[a]	Investments	$207,392 [a]
	Written options	85,291	Written options	(84,468)
	Futures contracts	1,787,444	Futures contracts	(432,603)
	Swap contracts	18,436,139	Swap contracts	(2,475,172)
Foreign exchange contracts	Investments	(158,090)[a]	Investments	(72,326)[a]
	Foreign currency transactions	3,981,242 [b]	Translation of other assets and liabilities denominated in foreign currencies	(3,826,260)[b]
	Futures contracts	20,028	Swap contracts	45,942
Credit contracts	Swap contracts	(836,185)	Swap contracts	(665,510)
Equity contracts	Investments	(14,717,955)[a]	Investments	2,300,942 [a]
	Written options	1,877,741	Written options	(50,711)
	Futures contracts	2,501,594	Futures contracts	(3,311,027)
	Swap contracts	(12,722,293)	Swap contracts	7,154,913
Commodity contracts	Futures contracts	(11,519,242)	Futures contracts	688,291

Totals		$(11,549,101)		$(520,597)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

For the year ended May 31, 2017, the average month end fair value of derivatives represented 2.8% of average month end net assets. The average month end number of open derivative contracts for the year was 1,045.

At May 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$4,037,925	$7,869,885
Options Purchased	81,809	—
Swap Contracts	11,866,781	5,807,457

Total	$15,986,515	$13,677,342

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At May 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Received	Cash Collateral Received	Net Amount (Not Less than Zero)
Counterparty
BNPP	$340,178	$(277,034)	$—	$—	$63,144
BNYM	140,764	(140,764)	—	—	—
BOFA	323,538	(285,813)	—	—	37,725
BZWS	30,188	(30,188)	—	—	—
CITI	431	(431)	—	—	—
DBAB	3,877,127	(3,877,127)	—	—	—
GSCO	2,917	—	—	—	2,917
JPHQ	171,408	(171,408)	—	—	—
MSCO	552,905	(552,905)	—	—	—
MSCO[c]	2,530,886	(2,530,886)	—	—	—
MSCS	8,016,173	(2,085,550)	—	—	5,930,623

Total	$15,986,515	$(9,952,106)	$—	$—	$6,034,409

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

9. Other Derivative Information (continued)

At May 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Pledged[a]	Cash Collateral Pledged[b]	Net Amount (Not Less than Zero)
Counterparty
BNPP	$277,034	$(277,034)	$—	$—	$—
BNYM	871,813	(140,764)	—	(360,000)	371,049
BOFA	285,813	(285,813)	—	—	—
BZWS	44,755	(30,188)	—	—	14,567
CITI	41,434	(431)	—	(41,003)	—
DBAB	3,988,757	(3,877,127)	—	(111,630)	—
GSCO	—	—	—	—	—
JPHQ	526,095	(171,408)	—	(354,687)	—
MSCO	709,194	(552,905)	—	(156,289)	—
MSCO[c]	4,846,897	(2,530,886)	—	(2,316,011)	—
MSCS	2,085,550	(2,085,550)	—	—	—

Total	$13,677,342	$(9,952,106)	$—	$(3,339,620)	$385,616

aSee the accompanying Consolidated Statement of Investments for securities pledged as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

cRepresents derivatives owned by the K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(i).

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 95.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2017, the Fund did not use the Global Credit Facility.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Common Stocks and Other Equity Interests	$397,948,328	$69	$1,983,029	[b]	$399,931,426
Exchange Traded Funds	344,681	—	—		344,681
Convertible Preferred Stocks	581,849	7,692,394	—		8,274,243
Preferred Stocks	277,256	1,847,614	3,255,316		5,380,186
Convertible Bonds	—	164,330,671	—		164,330,671
Convertible Bonds in Reorganization	—	804,924	—		804,924
Corporate Bonds and Notes	—	175,596,768	—	[b]	175,596,768
Corporate Bonds and Notes in Reorganization	—	8,111,690	—		8,111,690
Senior Floating Rate Interests	—	7,995,761	—		7,995,761
Foreign Government and Agency Securities	—	35,319,502	—		35,319,502
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	22,356,059	—		22,356,059
Options Purchased	1,667,791	81,809	—		1,749,600
Short Term Investments	202,529,587	32,634,570	—		235,164,157

Total Investments in Securities	$603,349,492	$456,771,831	$5,238,345		$1,065,359,668

Other Financial Instruments:
Futures Contracts	3,000,753	—	—		3,000,753
Forward Exchange Contracts	—	4,037,925	—		4,037,925
Swap Contracts	—	12,193,389	—		12,193,389
Unfunded Loan Commitments	—	9,829	—		9,829

Total Other Financial Instruments	$3,000,753	$16,241,143	$—		$19,241,896

Liabilities:
Other Financial Instruments:
Options Written	$274,388	$—	$—		$274,388
Securities Sold Short	216,978,759	21,789,436	—		238,768,195
Futures Contracts	5,667,924	—	—		5,667,924
Forward Exchange Contracts	—	7,869,885	—		7,869,885
Swap Contracts	—	6,314,070	—		6,314,070

Total Other Financial Instruments	$222,921,071	$35,973,391	$—		$258,894,462

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes securities determined to have no value at May 31, 2017.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

11. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BNPP	BNP Paribas	ARS	Argentine Peso	ADR	American Depositary Receipt
BNYM	The Bank of New York Mellon Corp.	AUD	Australian Dollar	ARM	Adjustable Rate Mortgage
BOFA	Bank of America, N.A.	BRL	Brazilian Real	EONIA	Euro OverNight Index Average
BZWS	Barclays Bank PLC	CAD	Canadian Dollar	ETF	Exchange Traded Fund
CITI	Citibank, N.A.	CHF	Swiss Franc	EURIBOR	Euro Interbank Offered Rate
CME	Chicago Mercantile Exchange	COP	Colombian Peso	FEDEF	Federal Funds Effective Rate
DBAB	Deutsche Bank, AG	CZK	Czech Koruna	FRN	Floating Rate Note
GSCO	Goldman Sachs International	EGP	Egyptian Pound	FTSE	Financial Times Stock Exchange
ICE	Intercontinental Exchange, Inc.	EUR	Euro	HIBOR	Hong Kong Interbank Offer Rate
JPHQ	JP Morgan Chase Bank, N.A.	GBP	British Pound	JIBAR	Johannesburg Interbank Agreed Rate
LCH	LCH.Clearnet LLC	HKD	Hong Kong Dollar	LIBOR	London InterBank Offered Rate
MSCO	Morgan Stanley & Co., LLC	INR	Indian Rupee	MSCI	Morgan Stanley Capital International
MSCS	Morgan Stanley Capital Services LLC	JPY	Japanese Yen	PIK	Payment In-Kind
Index		MXN	Mexican Peso	RBACR	Reserve Bank of Australia Cash Rate
		PHP	Philippine Peso	REIT	Real Estate Investment Trust
CDX.EM	CDX Emerging Markets Index	PLN	Polish Zloty	SAFEX	South African Futures Exchange
CDX.NA.HY	CDX North America High Yield Index	RUB	Russian Ruble	SIBOR	Singapore Interbank Offered Rate
CMBX.NA	Commercial Mortgage Backed North America Index	SEK	Swedish Krona	SONIA	Sterling Overnight Index Average
		SGD	Singapore Dollar	SPDR	Standard & Poor’s Depositary Receipt
		TRY	Turkish Lira	STIBOR	Stockholm Interbank Offered Rate
		USD	United States Dollar	TIIE	Interbank Equilibrium Interest Rate
		ZAR	South African Rand	TOIS	Swiss Tomorrow-Overnight Index Swap Rate
				TOPIX	Tokyo Price Index

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of Franklin K2 Alternative Strategies Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin K2 Alternative Strategies Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), as of May 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Franklin K2 Alternative Strategies Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

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Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 39.49% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended May 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $3,560,057 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended May 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	42	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010) and SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	42	Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee and Chairman of the Board since 2011	42	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	16	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	156	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	19	None

Principal Occupation During at Least the Past 5 Years:
President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Templeton Institutional, LLC; Templeton Global Advisors, Limited, and Templeton Investment Counsel, LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as officer and director of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective June 1, 2017, William Y. Yun ceased to be an officer of the trust.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Board Approval of Investment Management Agreements and Sub-Advisory Agreements

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND (“Fund”)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2017, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Basso Capital Management, L.P.

Chatham Asset Management, LLC

Chilton Investment Company, LLC

EMSO Asset Management Limited

Graham Capital Management, L.P.

Impala Asset Management, LLC

Jennison Associates, LLC

Lazard Asset Management, LLC

Loomis Sayles & Company, L.P.

P. Schoenfeld Asset Management L.P.

Portland Hill Asset Management Limited

Wellington Management Company, LLP

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the subadvisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also noted that it received an annual report on all payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the FTI complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that

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utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Broadridge (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, is still evolving, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes. In addition, many of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group and K2 Advisors believes that the Fund’s expenses are consistent with those funds. While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the

Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and K2 Advisors’ and its affiliates’ compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary).

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting

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sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing

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the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in October 2013, the trustees reviewed the investment performance of the Fund and each Sub-Advisor for the one, two and three-year periods ended December 31, 2016. As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper. The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional alternative multi-strategy funds.K2-ASF: The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2016 and total returns in the second-best performing quintile for the two and three-year periods ended December 31, 2016. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had performed well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

Comparative Expenses and Profitability.

The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the profits realized by K2 Advisors and its affiliates from their relationships with the Fund. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the subadvisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor. Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided and noted that, despite requests by K2 Advisors of such information, the Sub-Advisors had not provided profitability information. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent semi-annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the

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Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Fund’s contractual management fee rate was in the most expensive quintile of its Lipper expense group (both for the basic expense group and the expense group that only included sub-advised funds) and its total expenses were in the second-most expensive quintile of such group (both for the basic expense group and the expense group that only included sub-advised funds). Noting the factors and limitations noted above with respect to the Broadridge Section 15(c) Report and factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2016, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by K2 Advisors and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided. In addition, the Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the fact that the Fund had less than four complete years of operating results.

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Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin K2 Alternative Strategies Fund

Investment Manager

K2/D&S Management Co., L.L.C.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	068 A 07/17

Annual Report and Shareholder Letter May 31, 2017

Franklin Pelagos Commodities Strategy Fund A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2017, mostly upbeat economic data, improved U.S. corporate earnings and generally supportive monetary policies were positives for the securities markets. After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate twice, in December 2016 and March 2017, to 0.75%–1.00%. In this environment, U.S. stocks, as measured by the Standard & Poor’s® 500 Index, generated a +17.47% total return for the 12-month period.1 Commodities, as measured by the Bloomberg Commodity Index, had a -2.45% total return during the 12-month period, hindered by falling energy and agricultural commodity prices.1

A couple of weeks after the end of the reporting period, the Fed raised its target range a quarter point to 1.00%–1.25%. Despite low inflation, the Fed made this decision amid signs of a strengthening labor market and moderately rising economic activity.

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct a diligent, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Pelagos Commodities Strategy Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs.

Sincerely,

William Y. Yun, CFA

President and Chief Executive Officer –

Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Franklin Pelagos Commodities Strategy Fund

This annual report for Franklin Pelagos Commodities Strategy Fund covers the fiscal year ended May 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by providing exposure to the commodities markets. It invests mainly in commodity-linked derivative instruments and securities of the U.S. government, its agencies and instrumentalities and other fixed income securities.

Performance Overview

The Fund’s Class A shares had a -5.41% cumulative total return for the 12 months under review. In comparison, the benchmark Bloomberg Commodity Index, which measures performance of exchange-traded futures contracts on physical commodities, had a -2.45% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

What is a futures contract?
A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy strengthened in 2016’s third quarter, but moderated in the next two quarters, largely due to declines in private inventory investment and government spending. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.7% in May 2016 to 4.3% at period-end.2 Monthly retail sales were volatile, but grew during most of the period. Annual inflation, as measured by the Consumer Price Index, increased from 1.0% to 1.9% during the period.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December 2016 meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in the U.S. labor market and rising but still low inflation levels. The Fed, at its March 2017 meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%. Following a weak batch of data releases in April, the Fed, at its May meeting, kept its interest rate unchanged. However, the committee members viewed the recent economic slowdown as transitory, increasing market expectations of a rate hike at its June meeting.

U.S. equity markets rose during the period, benefiting from mostly upbeat economic data, better U.S. corporate earnings and signs of improvement in the Chinese and European economies. Ongoing expansionary monetary policies from key central banks, investor optimism arising from pro-growth and pro-business policy plans in the U.S., and the victory of Emmanuel Macron as France’s President also helped U.S. equities. However, the U.K.’s historic vote to leave the European Union (also known as “Brexit”), global growth concerns and geopolitical tensions in the Middle East and Korean peninsula weighed on market sentiment. In mid-May, U.S. equities declined due to escalating political uncertainty and investors’ concerns surrounding President Trump’s ability to deliver on a reform agenda. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index, generated a +17.47% total return for the period.1

Commodity prices, as measured by the Bloomberg Commodity Index, delivered a negative return during the period. Oil prices were mostly volatile, but rose toward the end of 2016 after

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

members of the Organization of the Petroleum Exporting Countries (OPEC) reached a consensus on reductions in crude output in an effort to ease record inventories and stabilize the market. Oil prices declined during 2017 as rising crude production in the U.S. threatened to offset the continuing effort to reduce global stockpiles. In addition, gold and metal prices fell during the period’s first half, as orderly U.S. election results and expectations of an interest-rate hike led investors to rotate out of safe haven assets in favor of investments typically geared for a cyclical upswing in economic activity. Gold prices mostly rose in 2017, on an uptick in safe-haven demand, largely driven by political worries in the U.S. and Europe. Among agricultural commodities, corn, wheat, soybeans and sugar declined by value.

Investment Strategy

We utilize an actively managed fundamental and quantitative investment process to provide exposure to a variety of commodity sectors and indexes by investing in commodity-linked derivative instruments including commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodity index futures, which may provide exposure to foreign and emerging markets. By investing in these derivative instruments, we seek to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include such things as industrial and precious metals, gas, oil, livestock, agricultural or meat products and other items.

What is a swap agreement?
A swap agreement, such as a commodity-linked total return swap, is a contract between the Fund and a counterparty to exchange on a future date the returns, or differentials in return, that would have been earned or realized if a notional amount were invested in specific instruments.

What is an option?
An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Portfolio Composition

5/31/17

% of Consolidated
Net Assets
U.S. Treasury Bill	64.8%
U.S. Treasury Note	18.1%
FFCB	7.9%
FHLMC	7.9%
FHLB	1.4%
Other Assets, less Liabilities**	-0.1%

See Abbreviations on page 33.

*Portfolio composition figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**Includes unrealized appreciation/depreciation on open futures contracts, as well as other assets and liabilities. See supplementary commodity exposure tables on page 5 for additional information related to the Fund’s economic exposure to commodities.

Manager’s Discussion

During its fiscal year, the Fund obtained its commodities exposure through swaps on commodities indexes and through commodities futures and options on commodities futures. These exposures were supported with U.S. Treasury bills and other fixed income securities.

During the period, commodity sector returns for the Fund’s benchmark were mixed. Industrial metals returns were positive and outperformed precious metals, and livestock sector returns were positive, driven by strong returns for cattle. However, returns in energy were negative, as were returns from agriculture. Overall contributions to Fund returns came largely from industrial metals, whereas agriculture was a significant detractor. In livestock, cattle contributed to Fund returns but lean hogs detracted, resulting in a negative contribution for the sector. There were divergences in commodity sector returns for the Fund’s benchmark that were not captured by the Fund’s active management, and the Fund lagged its benchmark over the period. The Fund’s positions in metals, energy and livestock hindered relative returns, while agriculture aided relative performance. Relative returns for metals and energy were hurt by silver, nickel and petroleum positioning over the period, and positive relative returns for agriculture were limited by agriculture positioning in 2016’s third quarter.

Industrial metals posted strong returns over the period due to supply issues. Physical markets for copper and zinc were indicated as tight through the lens of treatment charges to smelters and refiners for processing concentrates. Output reduction, whether planned or unplanned, was the dominant theme in industrial metals markets. Labor issues were underscored by disputes and ensuing disruption at the world’s top two copper mines. Additionally, market sentiment priced in

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

enthusiasm for major infrastructure projects in the U.S. and Asia. Precious metals returns were positive over the period, with the exception of platinum, but lagged the returns of most industrial metals. Total known exchange-traded vehicle holdings of gold and silver increased over the period with those of silver outpacing gold, as silver is more tied to industrial use than gold.

Within the energy sector, the petroleum subsector posted negative returns as West Texas Intermediate crude oil futures traded in a $16 per barrel range from lows below $40 to highs above $55 per barrel. The central storyline behind the price action was posturing on production by OPEC and Russia. Oil prices declined after OPEC’s summer of 2016 meeting ended with no production deal. In September, OPEC informally agreed to an Algerian proposal to limit production and an official meeting in November gave formal agreement to OPEC and non-OPEC production limits. The agreement sent crude oil to its highs in January and a subsequent lack of meaningful oil inventory declines brought selling pressure. The debate around an extension of the production agreement continued over the remainder of the period and prices fluctuated as a result. Against this backdrop, the oil rig count in the U.S. increased meaningfully in response to higher prices set after the agreement. In the U.S. natural gas market, the seasonal supply and demand balance was trending in a supportive direction for prices until a historically warm winter changed the fundamental environment and put a cap on prices.

Agriculture returns were largely negative over the period with the exception of cotton. Near-ideal growing conditions for U.S. crops produced record crops of corn and soybeans and much of the pain was felt in 2016’s third quarter which brought more relative selling for soybeans than corn, from a total return perspective. Record soybean production in Brazil also weighed on prices. Cotton prices were higher as the stocks-to-use metric for China continued to fall from 2014 and 2015 levels and U.S. exports of cotton were above their five-year average. Profit margins for beef packers, which were above seasonal averages for much of the reporting period, combined with increased buying pressure in futures contracts to result in higher price levels for cattle contracts.

Fund Exposure to Commodities

The following table summarizes the Fund’s economic exposure to commodities derived through its investment in commodity-linked total return swap contracts. At May 31, 2017, the Fund’s exposure based on notional value represented 80.4% of consolidated net assets.

Commodity-Linked Total Return Swap Exposure*

% of Consolidated Net Assets
Long
Gold	12.3%
Copper	7.8%
Soybeans	7.4%
Aluminum	5.2%
Soybean Meal	4.7%
Live Cattle	4.3%
Natural Gas	3.9%
Corn	3.9%
Unleaded Gasoline	3.8%
Heating Oil	3.5%
Wheat	3.5%
Zinc	2.7%
Lean Hogs	2.7%
Soybean Oil	2.6%
Sugar	2.5%
Nickel	2.3%
Coffee	2.3%
WTI Crude Oil	1.9%
Brent Crude Oil	1.9%
Kansas Wheat	1.2%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The Fund’s exposure was calculated using the commodity sector weightings of the FP Custom Master Index multiplied by the Fund’s percentage notional exposure.

The following table summarizes the Fund’s economic exposure to commodities derived through its investment in futures contracts. At May 31, 2017, the Fund’s exposure based on notional value represented 19.2% of consolidated net assets.

Commodity Futures Exposure*

% of Consolidated Net Assets
Long
WTI Crude Oil	9.5%
Brent Crude Oil	5.3%
Gold	4.4%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

As fellow shareholders, we were disappointed with the Fund’s performance in the recent challenging environment for commodities. However, we remain committed to our active investment process and long-term perspective, keeping in mind that volatility is not uncommon for commodities markets. Thank you for your participation in Franklin Pelagos Commodities Strategy Fund. We look forward to continuing to serve your financial needs.

Stephen P. Burke

John C. Pickart, CFA

Wayne D. Ryan, CAIA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Performance Summary as of May 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]

A
1-Year	-5.41%	-10.79%
3-Year	-35.17%	-15.15%
Since Inception (1/10/14)	-31.08%	-11.96%

Advisor
1-Year	-5.15%	-5.15%
5-Year	-31.58%	-7.31%
Since Inception (12/7/11)	-37.40%	-8.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (1/10/14–5/31/17)

Advisor Class (12/7/11–5/31/17)

See page 9 for Performance Summary footnotes.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.20%	2.34%
Advisor	0.95%	2.09%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in physical commodities, either directly or through derivative instruments such as commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodities index futures, presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships; weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction. Derivative instruments involve costs and can create leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses, which could be significant. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign investing carries additional risks such as currency and market volatility and political, social and economic instability, risks which are heightened in less developed or emerging market countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/17 and a fee waiver related to the management fee paid by a subsidiary. The Fund also has a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 9/30/17. Fund investment results reflect the expense reduction and fee waivers; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Bloomberg Commodity Index comprises exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown. See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 12/1/16	Value 5/31/17	12/1/16–5/31/17[1,2]	Value 5/31/17	12/1/16–5/31/17[1,2]	Ratio[2]

A	$1,000	$953.30	$5.84	$1,018.95	$6.04	1.20%
C	$1,000	$950.60	$9.48	$1,015.21	$9.80	1.95%
R	$1,000	$951.50	$6.71	$1,018.05	$6.94	1.38%
R6	$1,000	$955.40	$3.32	$1,021.54	$3.43	0.68%
Advisor	$1,000	$955.70	$4.63	$1,020.19	$4.78	0.95%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights

Franklin Pelagos Commodities Strategy Fund

	Year Ended May 31,
	2017	2016	2015	2014[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.47	$ 7.12	$ 9.44	$ 8.88

Income from investment operations[b]:

Net investment income (loss)[c]	(0.04)	(0.08)	(0.09)	(0.08)

Net realized and unrealized gains (losses)	(0.31)	(0.57)	(2.23)	0.64

Total from investment operations	(0.35)	(0.65)	(2.32)	0.56

Net asset value, end of year	$ 6.12	$ 6.47	$ 7.12	$ 9.44

Total return[d]	(5.41)%	(9.13)%	(24.58)%	6.31%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.71%	2.14%	2.05%	3.38%

Expenses net of waiver and payments by affiliates and expense reduction[f]	1.20%	1.21%	1.25%	1.25%

Net investment income (loss)	(0.61)%	(0.79)%	(0.94)%	(0.94)%

Supplemental data

Net assets, end of year (000’s)	$4,846	$3,814	$2,080	$601

Portfolio turnover rate	42.22%	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014[a]

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.36	$ 7.05	$ 9.41	$ 8.88

Income from investment operations[b]:

Net investment income (loss)[c]	(0.10)	(0.16)	(0.15)	(0.09)

Net realized and unrealized gains (losses)	(0.29)	(0.53)	(2.21)	0.62

Total from investment operations	(0.39)	(0.69)	(2.36)	0.53

Net asset value, end of year	$ 5.97	$ 6.36	$ 7.05	$ 9.41

Total return[d]	(6.13)%	(9.79)%	(25.08)%	5.97%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	2.46%	2.88%	2.75%	4.08%

Expenses net of waiver and payments by affiliates and expense reduction[f]	1.95%	1.95%	1.95%	1.95%

Net investment income (loss)	(1.36)%	(1.53)%	(1.64)%	(1.64)%

Supplemental data

Net assets, end of year (000’s)	$963	$862	$377	$60

Portfolio turnover rate	42.22%	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014[a]

Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.44	$ 7.10	$ 9.44	$ 8.88

Income from investment operations[b]:

Net investment income (loss)[c]	(0.05)	(0.06)	(0.10)	(0.06)

Net realized and unrealized gains (losses)	(0.31)	(0.60)	(2.24)	0.62

Total from investment operations	(0.36)	(0.66)	(2.34)	0.56

Net asset value, end of year	$ 6.08	$ 6.44	$ 7.10	$ 9.44

Total return[d]	(5.59)%	(9.30)%	(24.79)%	6.31%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.85%	2.34%	2.27%	3.58%

Expenses net of waiver and payments by affiliates and expense reduction[f]	1.34%	1.41%	1.47%	1.45%

Net investment income (loss)	(0.75)%	(0.99)%	(1.16)%	(1.14)%

Supplemental data

Net assets, end of year (000’s)	$23	$9	$4	$5

Portfolio turnover rate	42.22%	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.53	$ 7.16	$ 9.46	$ 8.88

Income from investment operations[b]:

Net investment income (loss)[c]	(0.01)	(0.02)	(0.04)	(0.03)

Net realized and unrealized gains (losses)	(0.31)	(0.61)	(2.26)	0.61

Total from investment operations	(0.32)	(0.63)	(2.30)	0.58

Net asset value, end of year	$ 6.21	$ 6.53	$ 7.16	$ 9.46

Total return[d]	(4.90)%	(8.80)%	(24.31)%	6.53%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.02%	1.10%	1.53%	1.58%

Expenses net of waiver and payments by affiliates and expense reduction[f]	0.70%	0.76%	0.86%	0.86%

Net investment income (loss)	(0.11)%	(0.34)%	(0.55)%	(0.55)%

Supplemental data

Net assets, end of year (000’s)	$118,839	$131,500	$53,068	$67,732

Portfolio turnover rate	42.22%	28.03%	62.10%	34.28%

aFor the period January 10, 2014 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year. fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Pelagos Commodities Strategy Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.60	$ 7.25	$ 9.58	$ 9.43	$ 9.15

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	(0.09)	(0.07)	(0.05)	(0.08)

Net realized and unrealized gains (losses)	(0.31)	(0.56)	(2.26)	0.20	0.36

Total from investment operations	(0.34)	(0.65)	(2.33)	0.15	0.28

Less distributions from net investment income	—	—	—	—	(—)	[c]

Net asset value, end of year.	$ 6.26	$ 6.60	$ 7.25	$ 9.58	$ 9.43

Total return	(5.15)%	(8.97)%	(24.32)%	1.59%	3.06%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	1.46%	1.88%	1.75%	1.88%	1.14%

Expenses net of waiver and payments by affiliates and expense reduction	0.95%[d]	0.95%[d]	0.95%[d]	1.04%[d]	1.10%

Net investment income (loss)	(0.36)%	(0.53)%	(0.64)%	(0.70)%	(0.76)%

Supplemental data

Net assets, end of year (000’s)	$2,062	$675	$248	$126	$107,853

Portfolio turnover rate	42.22%	28.03%	62.10%	34.28%	21.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2017

Franklin Pelagos Commodities Strategy Fund

		Principal Amount	Value
	U.S. Government and Agency Securities 33.9%
	FFCB, 0.96%, 7/27/18	$10,000,000	$ 9,969,150
	FHLMC, 1.25%, 7/26/19	10,000,000	9,934,810
	U.S. Treasury Note, 0.75%, 10/31/17	23,000,000	22,965,868

	Total U.S. Government and Agency Securities (Cost $43,009,803)		42,869,828

		Number of Contracts
	Options Purchased (Cost $376,619) 0.2%
	Puts - Exchange-Traded
[a]	WTI Crude Oil, November Strike Price $45, Expires 11/15/17	131	280,340

	Total Investments before Short Term Investments (Cost $43,386,422)		43,150,168

		Principal Amount

	Short Term Investments 66.2%
	U.S. Government and Agency Securities 66.2%
	[a] ,b FHLB, 6/01/17	$1,750,000	1,750,000
	[b] U.S. Treasury Bill, [a]7/06/17	14,000,000	13,982,963
	7/20/17	23,000,000	22,973,596
	[a,c]10/12/17	33,500,000	33,379,936
	5/24/18	12,000,000	11,867,016

	Total U.S. Government and Agency Securities (Cost $83,998,273)		83,953,511

	Total Investments (Cost $127,384,695) 100.3%		127,103,679
	Options Written (0.1)%		(176,850)
	[d] Other Assets, less Liabilities (0.2)%		(194,711)

	Net Assets 100.0%		$126,732,118

		Number of Contracts
e	Options Written (Premiums received $317,682) (0.1)%
	Calls - Exchange-Traded
[a]	WTI Crude Oil, November Strike Price $55, Expires 11/15/17	131	(176,850)

aA portion or all of the security is owned by FPC Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(c).

bThe security was issued on a discount basis with no stated coupon rate.

cA portion or all of the security has been segregated as collateral for open futures contracts. At May 31, 2017, the value of this security and/or cash pledged amounted to $1,544,403, representing 1.2% of net assets.

dIncludes unrealized appreciation/depreciation on open commodity futures contracts, as well as other assets and liabilities.

eSee Note 1(b) regarding written options.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

At May 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(b).

Futures Contractsa

		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Commodity Contracts
Brent Crude Oil	Long	131	$6,692,790	7/31/17	$—	$(198,136)
Gold	Long	44	5,611,760	8/29/17	16,183	—
WTI Crude Oil	Long	95	4,590,400	6/20/17	—	(571,989)
WTI Crude Oil	Long	151	7,417,120	11/20/17	—	(88,976)

Total Futures Contracts			$24,312,070		$16,183	$(859,101)

Net unrealized appreciation (depreciation)						$(842,918)

At May 31, 2017, the Fund had the following commodity-linked total return swap contracts outstanding. See Note 1(b).

Commodity-Linked Total Return Swap Contractsa

	Pay		Notional	Expiration	Unrealized	Unrealized
Underlying Instruments	Fixed Rate	Counterparty	Value	Date	Appreciation	Depreciation
OTC Swap Contracts
Long
FP Custom Master Index[b]	0.22%	MSCS	$101,900,000	6/23/17	$—	$—

aA portion or all of the contracts are owned by FPC Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(c).

bRepresents a custom index comprised of a basket of underlying instruments. Additional information regarding the custom basket’s underlying instruments and their respective values including fees are as follows:

		Unrealized	Unrealized
Underlying Instruments	Notional Value[c]	Appreciation	Depreciation
Bloomberg Commodity Aluminum Subindex 3 Month Forward	$ 6,623,500	$ —	$ —
Bloomberg Commodity Brent Crude Oil Subindex	2,343,700	—	—
Bloomberg Commodity Coffee Subindex	2,853,200	—	—
Bloomberg Commodity Copper Subindex	9,884,300	—	—
Bloomberg Commodity Corn Subindex 3 Month Forward	4,891,200	—	—
Bloomberg Commodity Gold Subindex	15,590,700	—	—
Bloomberg Commodity Heating Oil Subindex 1 Month Forward	4,483,600	—	—
Bloomberg Commodity Kansas Wheat Subindex 3 Month Forward	1,528,500	—	—
Bloomberg Commodity Lean Hogs Subindex	3,464,600	—	—
Bloomberg Commodity Live Cattle Subindex	5,400,700	—	—
Bloomberg Commodity Natural Gas Subindex 1 Month Forward	4,993,100	—	—
Bloomberg Commodity Nickel Subindex 3 Month Forward	2,955,100	—	—
Bloomberg Commodity Soybean Meal Subindex	6,012,100	—	—
Bloomberg Commodity Soybean Oil Subindex	3,260,800	—	—
Bloomberg Commodity Soybeans Subindex	9,374,800	—	—
Bloomberg Commodity Sugar Subindex	3,158,900	—	—
Bloomberg Commodity Unleaded Gasoline Subindex 1 Month Forward	4,789,300	—	—
Bloomberg Commodity Wheat Subindex 3 Month Forward	4,381,700	—	—
Bloomberg Commodity WTI Crude Oil Subindex 1 Month Forward	2,445,600	—	—
Bloomberg Commodity Zinc Subindex.	3,464,600	—	—

Total custom index	$101,900,000	$ —	$ —

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

Commodity-Linked Total Return Swap Contractsa (continued)

cNotional value represents the fair value of each underlying instrument (including the financing rate fee which is calculated based on the custom swap contract’s original notional value of $101,900,000, allocated to each underlying instrument on a pro-rata basis).

See Abbreviations on page 33.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

May 31, 2017

Franklin Pelagos Commodities Strategy Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$127,384,695

Value - Unaffiliated issuers	$127,103,679
Cash	2,154,247
Receivables:
Capital shares sold	43,227
Interest	90,387
Affiliates	8,477
Other assets	75

Total assets	129,400,092

Liabilities:
Payables:
Capital shares redeemed	32,516
Management fees	38,789
Distribution fees	1,833
Variation margin	500,094
Options written, at value (premiums received $ 317,682)	176,850
Due to brokers	1,859,121
Accrued expenses and other liabilities	58,771

Total liabilities	2,667,974

Net assets, at value	$126,732,118

Net assets consist of:
Paid-in capital	$127,990,926
Accumulated net investment loss	(101,488)
Net unrealized appreciation (depreciation)	(983,102)
Accumulated net realized gain (loss)	(174,218)

Net assets, at value	$126,732,118

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2017

Franklin Pelagos Commodities Strategy Fund

Class A:
Net assets, at value	$ 4,845,778

Shares outstanding	791,289

Net asset value per share[a]	$6.12

Maximum offering price per share (net asset value per share ÷ 94.25%)	$6.49

Class C:
Net assets, at value	$ 963,039

Shares outstanding	161,304

Net asset value and maximum offering price per share[a]	$5.97

Class R:
Net assets, at value	$ 23,047

Shares outstanding	3,789

Net asset value and maximum offering price per share	$6.08

Class R6:
Net assets, at value	$118,838,697

Shares outstanding	19,126,925

Net asset value and maximum offering price per share	$6.21

Advisor Class:
Net assets, at value	$ 2,061,557

Shares outstanding	329,330

Net asset value and maximum offering price per share	$6.26

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended May 31, 2017

Franklin Pelagos Commodities Strategy Fund

Investment income:
Dividends from non-controlled affiliates (Note 3f)	$ 2
Interest	790,913

Total investment income	790,915

Expenses:
Management fees (Note 3a)	1,136,700
Distribution fees: (Note 3c)
Class A	11,143
Class C	10,296
Class R	49
Transfer agent fees: (Note 3e)
Class A	19,528
Class C	4,513
Class R	55
Class R6	60
Advisor Class.	5,770
Custodian fees (Note 4)	2,054
Reports to shareholders	17,170
Registration and filing fees	88,914
Professional fees	54,182
Trustees’ fees and expenses	48,191
Other	15,026

Total expenses.	1,413,651
Expense reductions (Note 4)	(803)
Expenses waived/paid by affiliates (Note 3f and 3g)	(441,975)

Net expenses.	970,873

Net investment income (loss)	(179,958)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(271,402)
Written options	256,385
Futures contracts	(118,989)
Swap contracts	(5,575,782)

Net realized gain (loss)	(5,709,788)

Net change in unrealized appreciation (depreciation) on:
Investments	(180,704)
Written options	140,832
Futures contracts	(1,092,486)
Swap contracts	346,898

Net change in unrealized appreciation (depreciation)	(785,460)

Net realized and unrealized gain (loss)	(6,495,248)

Net increase (decrease) in net assets resulting from operations	$(6,675,206)

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Pelagos Commodities Strategy Fund

	Year Ended May 31,
	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(179,958)	$(347,124)
Net realized gain (loss)	(5,709,788)	(1,003,848)
Net change in unrealized appreciation (depreciation)	(785,460)	(646,629)

Net increase (decrease) in net assets resulting from operations	(6,675,206)	(1,997,601)

Capital share transactions: (Note 2)
Class A	1,308,813	1,805,061
Class C	170,718	495,022
Class R	15,801	4,615
Class R6	(6,433,256)	80,347,873
Advisor Class	1,486,143	427,868

Total capital share transactions	(3,451,781)	83,080,439

Net increase (decrease) in net assets	(10,126,987)	81,082,838
Net assets:
Beginning of year	136,859,105	55,776,267

End of year	$126,732,118	$136,859,105

Accumulated net investment loss included in net assets:
End of year	$(101,488)	$(153,903)

22	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin Pelagos Commodities Strategy Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Pelagos Commodities Strategy Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or

franklintempleton.com	Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

b. Derivative Financial Instruments (continued)

an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At May 31, 2017, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to gain exposure to commodity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC commodity-linked total return swap contracts primarily to gain exposure to commodity price risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to commodity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 7 regarding investment transactions and other derivative information, respectively.

c. Investments in FPC Holdings Corp. (FP Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the FP Subsidiary. The FP Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2017, the FP Subsidiary’s investments as well as any other assets and liabilities of the FP Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FP Subsidiary. All intercompany transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the FP Subsidiary’s income. Net losses incurred by the FP Subsidiary cannot offset income earned by the Fund and cannot be carried back or forward by the FP Subsidiary to offset income from prior or future years. At May 31, 2017, the net assets of the FP Subsidiary were $26,303,140, representing 20.8% of the Fund’s consolidated net assets. The Fund’s investment in the FP Subsidiary is limited to 25% of consolidated assets.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2017, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	468,367	$3,019,447	410,630	$2,517,563
Shares redeemed	(266,214)	(1,710,634)	(113,450)	(712,502)
Net increase (decrease)	202,153	$1,308,813	297,180	$1,805,061

Class C Shares:
Shares sold	86,217	$545,742	97,440	$584,239
Shares redeemed	(60,610)	(375,024)	(15,208)	(89,217)
Net increase (decrease)	25,607	$170,718	82,232	$495,022

Class R Shares:
Shares sold	3,232	$20,979	792	$4,615
Shares redeemed	(798)	(5,178)	—	—
Net increase (decrease)	2,434	$15,801	792	$4,615

Class R6 Shares:
Shares sold	282,587	$1,822,567	14,259,716	$89,857,489
Shares redeemed	(1,279,804)	(8,255,823)	(1,547,056)	(9,509,616)
Net increase (decrease)	(997,217)	$(6,433,256)	12,712,660	$80,347,873

Advisor Class Shares:
Shares sold	286,725	$1,872,420	75,153	$475,789
Shares redeemed	(59,539)	(386,277)	(7,203)	(47,921)
Net increase (decrease)	227,186	$1,486,143	67,950	$427,868

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
FT AlphaParity, LLC (FTAP) (formerly Franklin Alternative Strategies Advisers, LLC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and FP Subsidiary pay an investment management fee to FTAP of 0.85% per year of the average daily net assets of the Fund and FP Subsidiary. Management fees paid by the Fund are reduced on assets invested in the FP Subsidiary, in an amount not to exceed the management fees paid by the FP Subsidiary.

b. Administrative Fees

Under an agreement with FTAP, FT Services provides administrative services to the Fund and FP Subsidiary. The fee is paid by FTAP based on the Fund and FP Subsidiary average daily net assets, and is not an additional expense of the Fund or FP Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$6,050
CDSC retained	$235

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2017, the Fund paid transfer agent fees of $29,926, of which $16,508 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to June 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended May 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.44%	836,916	13,169,593	(14,006,509)	–	$–	$2	$–	–%

g. Waiver and Expense Reimbursements

FTAP has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% and Class R6 does not exceed 0.68% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to October 1, 2016, expenses for Class R6 were limited to 0.73%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

h. Other Affiliated Transactions

At May 31, 2017, the shares of the Fund were owned by the following entities:

		Percentage of
	Shares	Outstanding Shares[a]

Franklin Moderate Allocation Fund	7,988,098	39.1%
Franklin Conservative Allocation Fund	5,120,808	25.1%
Franklin Growth Allocation Fund	4,693,281	23.0%
Franklin LifeSmart 2025 Retirement Target Fund	376,638	1.8%
Franklin LifeSmart 2035 Retirement Target Fund	310,657	1.5%
Franklin LifeSmart 2045 Retirement Target Fund	218,645	1.1%
Franklin LifeSmart 2030 Retirement Target Fund	117,779	0.6%
Franklin LifeSmart 2020 Retirement Target Fund	107,975	0.5%
Franklin LifeSmart 2040 Retirement Target Fund	95,031	0.5%
Franklin LifeSmart 2050 Retirement Target Fund	77,465	0.4%
Franklin LifeSmart 2055 Retirement Target Fund	20,548	0.1%
Franklin Resources, Inc	563	—%	[b]

	19,127,488	93.7%

a Investment activities of significant shareholders could have a material impact on the Fund.

b Rounds to less than 0.01%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2017, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2017, the Fund had long-term capital loss carryforwards of $174,215.

During the year ended May 31, 2017, the Fund utilized $1,560 of capital loss carryforwards.

At May 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$127,422,509

Unrealized appreciation	$1,897
Unrealized depreciation	(320,727)

Net unrealized appreciation (depreciation)	$(318,830)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and investments in the FP Subsidiary.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2017, aggregated $20,000,000 and $18,000,000, respectively.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

6. Investment Transactions (continued)

Transactions in options written during the year ended May 31, 2017, were as follows:

	Number of Contracts	Premiums
Options outstanding at May 31, 2016	—	$—
Options written	623	574,067
Options expired	(492)	(256,385)
Options exercised	—	—
Options closed	—	—
Options outstanding at May 31, 2017	131	$317,682

See Notes 1(b) and 7 regarding derivative financial instruments and other derivative information, respectively.

7. Other Derivative Information

At May 31, 2017, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Investments in securities, at value	$280,340	[a]	Options written, at value	$176,850
	Variation margin	16,183	[b]	Variation margin	859,101	[b]

Totals		$296,523			$1,035,951

aPurchased option contracts are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended May 31, 2017, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Commodity contracts	Investments	$ (272,959)[a]	Investments	$ (96,279)[a]
	Written options	256,385	Written options	140,832
	Futures contracts	(118,989)	Futures contracts	(1,092,486)
	Swap contracts	(5,575,782)	Swap contracts	346,898

Totals		$(5,711,345)		$ (701,035)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended May 31, 2017, the average month end fair value of derivatives represented 1.6% of average month end net assets. The average month end number of open derivative contracts for the year was 7.

See Notes 1(b) and 6 regarding derivative financial instruments and investment transactions, respectively.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Government and Agency Securities	$—	$42,869,828	$—	$42,869,828
Options Purchased	280,340	—	—	280,340
Short Term Investments	82,203,511	1,750,000	—	83,953,511
Total Investments in Securities	$82,483,851	$44,619,828	$—	$127,103,679
Other Financial Instruments:
Futures Contracts	$16,183	$—	$—	$16,183
Liabilities:
Other Financial Instruments:
Options Written	$176,850	$—	$—	$176,850
Futures Contracts	859,101	—	—	859,101
Total Other Financial Instruments	$1,035,951	$—	$—	$1,035,951

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

9. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Pelagos Commodities Strategy Fund (continued)

Abbreviations
Counterparty	Selected Portfolio
MSCS Morgan Stanley Capital Services, LLC	FFCB Federal Farm Credit Bank
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corp.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of Franklin Pelagos Commodities Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin Pelagos Commodities Strategy Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), as of May 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Franklin Pelagos Commodities Strategy Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth and Address	Position	Length of Time Served	Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	42	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010) and SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	42	Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth and Address	Position	Length of Time Served	Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Charles Rubens II (1930)	Trustee	Since 2011	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2011	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946)	Trustee and	Trustee and	42	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman of	Chairman of the		(2003-present).
101 John F. Kennedy Parkway	the Board	Board since 2011
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth and Address	Position	Length of Time Served	Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2011	156	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964)	Trustee	Since 2015	19	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Secretary and	Secretary and Vice	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	President Since
San Mateo, CA 94403-1906		2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Madison S. Gulley (1964)	President and	Since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Executive	June 2017
Fort Lauderdale, FL 33301-1923	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Templeton Institutional, LLC; Templeton Global Advisors, Limited, and Templeton Investment Counsel, LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971)	Chief Executive	Since	Not Applicable	Not Applicable
One Franklin Parkway	Officer -	June 2017
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973)	Treasurer,	Since 2015	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	President –
San Mateo, CA 94403-1906	AML
Compliance

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth and Address	Position	Length of Time Served	Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as officer and director of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective June 1, 2017, William Y. Yun ceased to be an officer of the trust.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

Shareholder Information

Board Approval of Investment Management Agreement

FRANKLIN PELAGOS COMMODITIES STRATEGY FUND (FUND)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2017, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to the diligent risk management program of the investment manager, including continual monitoring and management of cyber security, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment

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SHAREHOLDER INFORMATION

to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the compliance of the investment manager with rules and regulations already promulgated by the SEC under such act, as well as the compliance of the investment manager with comprehensive rules and regulations promulgated by the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. In this regard, they reviewed the Fund’s actively managed fundamental and quantitative investment philosophy and process and the investment manager’s ability to implement such philosophy and process, including, but not limited to, the investment manager’s trading practices and investment decision processes and efforts to ensure compliance with the Fund’s investment goals, policies, and limitations. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary). The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund.

The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship. Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue to implement the Fund’s actively managed fundamental and quantitative investment philosophy and process and to provide quality services to the Fund and its shareholders.

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SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. As the Fund commenced operations in December 2011, the trustees reviewed the investment performance of the Fund for the one-, three- and five-year periods ended December 31, 2016. As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper. The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional commodities general funds. The Fund had total returns in the second-highest performing quintile for the one-year period ended December 31, 2016, and had annualized total returns for the three- and five-year periods also in the second-highest performing quintiles. The Board found such comparative performance to be satisfactory.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the losses incurred by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place. The Board considered the nature of the services provided by the investment manager to the other mutual fund it subadvises with similar investment goals as the Fund, the fees that it charges for such services and any potential conflicts. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent semi-annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses (including Rule 12b-1 fees) were also in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2016, the most recent fiscal year end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution

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SHAREHOLDER INFORMATION

of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by the investment manager through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the limited size of assets under management.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Pelagos Commodities Strategy Fund

Investment Manager

FT AlphaParity, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	995 A 07/17

Annual Report and Shareholder Letter May 31, 2017

Franklin K2 Long Short Credit Fund

A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2017, the global economy expanded amid improved commodity prices, investor optimism about pro-growth policies in the U.S. and the victory of Emmanuel Macron as France’s president. The U.S. Federal Reserve (Fed) raised its federal funds rate in December 2016 and in March 2017 as policymakers cited ongoing economic expansion. Monetary policy around the globe also remained generally accommodative. In this environment, global developed stock markets, as measured by the MSCI World Index, posted a +17.09% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index, delivered a +27.88% total return.1 Global government bonds, as measured by the Citigroup World Government Bond Index, had a -0.46% total return.1

A couple of weeks after the end of the reporting period, the Fed raised its target range a quarter point to 1.00%–1.25%. Despite low inflation, the Fed made this decision amid signs of a strengthening labor market and moderately rising economic activity.

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct diligent, fundamental analysis of securities with a continual emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing market and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

In addition, Franklin K2 Long Short Credit Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs.

Sincerely,

William Y. Yun, CFA

President and Chief Executive Officer – Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin K2 Long Short Credit Fund

We are pleased to bring you Franklin K2 Long Short Credit Fund’s annual report for the fiscal year ended May 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks total return through a combination of current income, capital preservation and capital appreciation. The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies, including but not limited to credit long short, structured credit and emerging market fixed income. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are managed by multiple subadvisors, while the Fund’s investment manager has overall responsibility for the Fund’s investments.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit-related investments. The Fund invests in a wide range of securities and other investments including, but not limited to: corporate bonds, mortgage-backed securities and asset-backed securities, U.S. government and agency securities, collateralized debt and loan obligations, foreign government and supranational debt securities, loans and loan participations and derivatives with similar economic characteristics. The Fund may also invest in repurchase agreements, reverse repurchase agreements, mortgage real estate investment trusts (REITs) and other similar transactions.

Performance Overview

The Fund’s Class A shares delivered a +7.58% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the BofA Merrill Lynch US 3-Month Treasury Bill Index, which is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +0.44% total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the HFRX Fixed Income-Credit Index, which measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, generated a +6.29%

Portfolio Composition*

5/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the period under review. In this environment, global developed and emerging market stocks rose significantly, as measured by the MSCI All Country World Index. Global markets were aided by accommodative monetary policies of various central banks, improved industrial commodity prices at certain points during the period, investor optimism about pro-growth policies in the U.S., continued hopes of tax reforms under the Trump administration, the victory of Emmanuel Macron as France’s President and encouraging corporate earnings reports. A deal by major oil producing countries in December to curb oil production also supported global equity markets.

1. Source: Morningstar.

2. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income-Credit Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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FRANKLIN K2 LONG SHORT CREDIT FUND

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”) and the U.S. executive order banning entry from some Muslim-majority countries. Other headwinds included the health of European banks, concerns surrounding U.S. political turmoil, political worries in the European Union, geopolitical tensions in certain regions and worries about global oversupply in oil production despite a pact to extend cuts.

The U.S. economy expanded during the period. The economy strengthened in 2016’s third quarter, but moderated in the next two quarters, largely due to declines in private inventory investment and government spending. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.7% in May 2016 to 4.3% at period-end.3 Monthly retail sales were volatile, but mostly grew during the period. Annual inflation, as measured by the Consumer Price Index, generally increased during the period. At its December 2016 meeting, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate from 0.25%–0.50% to 0.50%–0.75%. The Fed, at its March 2017 meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%. Following a weak batch of data releases in April, the Fed, at its May meeting, kept its interest rate unchanged.

In Europe, the U.K.’s economy grew at a faster rate in 2016’s fourth quarter over the third quarter, supported by growth in services. However, the nation’s growth rate moderated in 2017’s first quarter, largely due to slower growth in household spending. The Bank of England cut its benchmark interest rate and expanded its massive bond-buying program in August 2016 to boost the nation’s growth. The eurozone’s growth held steady in the first quarter over the previous quarter. The bloc’s annual inflation rate increased gradually to reach its highest level in four years in February, but declined in March. Although it rebounded in April, the inflation rate fell again in May due to slower growth in prices of energy and food products. The European Central Bank, at its April meeting, kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) accelerated in 2016’s fourth quarter and 2017’s first quarter. In April 2017, the Bank of Japan slightly increased its GDP forecasts for the 2018 fiscal year; however, inflation forecasts were reduced.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate several times between November 2016 and May 2017 to spur economic growth. Russia’s GDP grew in 2016’s fourth quarter and 2017’s first quarter compared to the prior-year periods, as oil prices rebounded, exports and industrial production grew, and consumer demand showed signs of improvement. The Bank of Russia reduced its key interest rate in June and September 2016 and in March and April 2017 to try to revive its economy. China’s economic growth decelerated in 2016’s fourth quarter compared to the previous year, although growth edged up in 2017’s first quarter compared to 2016’s first quarter, largely driven by higher government spending. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund’s overall investments, we allocate assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: credit long short, structured credit and emerging market fixed income. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy and subadvisor weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and other investment options, among other things.

Credit long short strategies seek to isolate issuer-specific exposure, while limiting general market risks, by taking long and/or short positions in debt securities and other related instruments. Structured credit strategies aim to profit from trading in interest-rate sensitive securities such as residential and commercial mortgage-backed securities, REITs, credit default swaps on various indexes, collateralized loan obligations and asset-backed securities. Emerging market fixed income strategies invest in corporate and/or sovereign securities in emerging markets countries with a focus on fixed income.

The Fund takes long and/or short positions in a wide range of asset classes, including credit, fixed income, equities and currencies, among others. The Fund may gain long or short exposure to select instruments by utilizing derivatives, engaging in short sales or entering into a series of purchase and sale contracts or repurchase agreements. Long positions benefit from an increase in the price of the underlying instrument, while

3. Source: Bureau of Labor Statistics

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 LONG SHORT CREDIT FUND

short positions benefit from a decrease in that price. The Fund may also use derivatives for hedging and nonhedging (investment) purposes. Such derivative investments may include currency forward contracts; futures contracts; put and call options on currencies, securities, indexes and exchange-traded funds; and swaps. The Fund may engage in active and frequent trading as part of its investment strategies.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

The Fund’s subadvisors for the 12-month period under review were Apollo Credit Management, Candlewood Investment Group, Chatham Asset Management, Ellington Global Asset Management and Emso Asset Management Limited. All subadvisors generated positive returns for the period and contributed to the Fund’s performance. Ellington was the top performer in terms of contribution to aggregate gains, followed by Chatham, Emso, Candlewood and Apollo, respectively.

Subadvisors
5/31/17

Credit Long Short
Apollo Credit Management LLC
Chatham Asset Management, LLC

Structured Credit
Candlewood Investment Group, L.P.
Ellington Global Asset Management, L.L.C.

Emerging Markets Fixed Income
Emso Asset Management Limited

In terms of strategy performance, the largest contributor to the Fund’s performance was structured credit, followed by credit long short and emerging markets fixed income.

By asset class, the top contributors to the Fund’s aggregate performance were credit and interest rates, while equity and currency exposures detracted. Equity detracted due to the subadvisors’ use of short positions on equity indexes as a portfolio hedge against overall market declines.

In terms of aggregate sector exposures, the top performance drivers for the Fund were mortgage securities, communications, asset-backed securities, government credit, basic materials and energy. Key detractors to aggregate performance were equity, credit and fixed income indexes, and consumer staples and industrials.

Broadly speaking, the Fund’s subadvisors benefited from the continued rally in credit assets over the period. In addition to the support from the credit markets, the subadvisors generated gains from a variety of event-driven long positions. In structured products, non-agency residential mortgage-backed securities experienced modest tightening, and litigation-related non-agency residential mortgage-backed bonds saw a healthy bid as originators were more inclined to settle. Commercial mortgage-backed securities (CMBS) benefited subadvisors from both the long (specific legacy bonds where loans were paying off) and short side (CMBX indexes, which are synthetic indexes that offer exposure to CMBS, trading wider due to weakness in retail).

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FRANKLIN K2 LONG SHORT CREDIT FUND

Thank you for your participation in Franklin K2 Long Short Credit Fund. We look forward to continuing to serve your future investment needs.

Charmaine Chin

Jeff Schmidt
Robert Christian David C. Saunders Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6	Annual Report	franklintempleton.com

FRANKLIN K2 LONG SHORT CREDIT FUND

Performance Summary as of May 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+7.58%	+1.39%
Since Inception (9/8/15)	+10.80%	+2.54%

Advisor
1-Year	+7.70%	+7.70%
Since Inception (9/8/15)	+10.92%	+6.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/8/15–5/31/17)

Advisor Class (9/8/15–5/31/17)

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Distributions (6/1/16–5/31/17)

Share Class	Net Investment Income	Short-Term Capital Gain	Total
A	$0.3184	$0.1028	$0.4212
C	$0.2818	$0.1028	$0.3846
R	$0.3157	$0.1028	$0.4185
R6	$0.3208	$0.1028	$0.4236
Advisor	$0.3199	$0.1028	$0.4227

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	2.60%	3.61%
Advisor	2.35%	3.36%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the manager’s and subadvisors’ judgment about particular Fund portfolio investments prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Bond prices generally move in the opposite direction of interest rates. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Lower rated or high yield debt securities (junk bonds) involve greater credit risk, including the possibility of default or bankruptcy. Liquidity risk exists when securities become more difficult to sell, or are unable to be sold, at the price at which they’ve been valued. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/17. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The BofA Merrill Lynch US 3-Month Treasury Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.

5. Source: Factset. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income-Credit Index measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy and other relative value and event driven substrategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

FRANKLIN K2 LONG SHORT CREDIT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1,2]	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,030.20	$15.13	$1,010.02	$14.98	2.99%
C	$1,000	$1,024.90	$19.69	$1,005.48	$19.50	3.90%
R	$1,000	$1,029.10	$17.00	$1,008.18	$16.82	3.36%
R6	$1,000	$1,030.40	$14.63	$1,010.52	$14.49	2.89%
Advisor	$1,000	$1,030.30	$14.68	$1,010.47	$14.54	2.90%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Financial Highlights

Franklin K2 Long Short Credit Fund

	Year Ended May 31,
	2017	2016[a]
Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.23	0.21

Net realized and unrealized gains (losses)	0.53	0.08

Total from investment operations	0.76	0.29

Less distributions from:

Net investment income	(0.32)	(0.08)

Net realized gains	(0.10)	(0.06)

Total distributions	(0.42)	(0.14)

Net asset value, end of year	$10.49	$10.15

Total return[d]	7.58%	2.99%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.50%	3.37%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.75%	2.30% [g]

Expenses incurred in connection with securities sold short	0.76%	0.40%

Net investment income	2.24%	2.85%

Supplemental data

Net assets, end of year (000’s)	$41,001	$28,198

Portfolio turnover rate	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,
	2017	2016[a]
Class C
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c]	0.14	0.09

Net realized and unrealized gains (losses)	0.52	0.12

Total from investment operations	0.66	0.21

Less distributions from:

Net investment income	(0.28)	(0.08)

Net realized gains	(0.10)	(0.06)

Total distributions	(0.38)	(0.14)

Net asset value, end of year	$10.35	$10.07

Total return[d]	6.56%	2.20%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	4.44%	3.62%

Expenses net of waiver, payments by affiliates and expense reduction[f]	3.69%	2.55% [g]

Expenses incurred in connection with securities sold short	0.76%	0.40%

Net investment income	1.30%	2.60%

Supplemental data

Net assets, end of year (000’s)	$1,507	$270

Portfolio turnover rate	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,
	2017	2016[a]
Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.10	$10.00

Income from investment operations[b]:

Net investment income[c]	0.20	0.08

Net realized and unrealized gains (losses)	0.53	0.16

Total from investment operations	0.73	0.24

Less distributions from:

Net investment income	(0.32)	(0.08)

Net realized gains	(0.10)	(0.06)

Total distributions	(0.42)	(0.14)

Net asset value, end of year	$10.41	$10.10

Total return[d]	7.29%	2.48%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.83%	3.37%

Expenses net of waiver, payments by affiliates and expense reduction[f]	3.08%	2.30% [g]

Expenses incurred in connection with securities sold short	0.76%	0.40%

Net investment income	1.91%	2.85%

Supplemental data

Net assets, end of year (000’s)	$127	$12

Portfolio turnover rate	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,
	2017	2016[a]
Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.24	0.23

Net realized and unrealized gains (losses)	0.53	0.06

Total from investment operations	0.77	0.29

Less distributions from:

Net investment income	(0.32)	(0.08)

Net realized gains	(0.10)	(0.06)

Total distributions	(0.42)	(0.14)

Net asset value, end of year	$10.50	$10.15

Total return[d]	7.71%	3.01%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.43%	3.35%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.68%	2.28% [g]

Expenses incurred in connection with securities sold short	0.76%	0.40%

Net investment income	2.31%	2.87%

Supplemental data

Net assets, end of year (000’s)	$13,052	$12,384

Portfolio turnover rate	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,
	2017	2016[a]
Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.24	0.20

Net realized and unrealized gains (losses)	0.53	0.09

Total from investment operations	0.77	0.29

Less distributions from:

Net investment income	(0.32)	(0.08)

Net realized gains	(0.10)	(0.06)

Total distributions	(0.42)	(0.14)

Net asset value, end of year	$10.50	$10.15

Total return[d]	7.70%	2.99%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction[f]	3.44%	3.36%

Expenses net of waiver, payments by affiliates and expense reduction[f]	2.69%	2.29% [g]

Expenses incurred in connection with securities sold short	0.76%	0.40%

Net investment income	2.30%	2.86%

Supplemental data

Net assets, end of year (000’s)	$25,125	$23,058

Portfolio turnover rate	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Statement of Investments, May 31, 2017

Franklin K2 Long Short Credit Fund
		Country	Shares/Rights	Value
	Common Stocks and Other Equity Interests 1.1%
	Consumer Finance 0.2%
n	iPayment Inc.	United States	466,839	$186,736

	Diversified Telecommunication Services 0.1%
a	CenturyLink Inc.	United States	3,103	77,420

	Equity Real Estate Investment Trusts (REITs) 0.1%
a,b	iStar Inc.	United States	5,069	61,385

	Independent Power & Renewable Electricity Producers 0.6%
a	NRG Yield Inc., A	United States	24,429	420,179
a	NRG Yield Inc., C	United States	4,177	73,933

				494,112

	Media 0.0%†
b	Postmedia Network Canada Corp.	Canada	56,068	21,168

	Pharmaceuticals 0.0%†
b	Sanofi, Contingent Value, rts., 12/31/20	France	26,594	10,638

	Road & Rail 0.1%
b	Hertz Global Holdings Inc.	United States	3,406	34,775

	Total Common Stocks and Other Equity Interests (Cost $817,966)			886,234

	Convertible Preferred Stocks 0.3%
	Diversified Telecommunication Services 0.1%
	Frontier Communications Corp., 11.125%, cvt. pfd.	United States	1,370	46,456

	Independent Power & Renewable Electricity Producers 0.2%
a	Dynegy Inc., 7.00%, cvt. pfd.	United States	2,582	160,471

	Total Convertible Preferred Stocks (Cost $222,586)			206,927

	Preferred Stocks 0.4%
	Consumer Finance 0.3%
b,n	iPayment Inc., pfd.	United States	2,990	298,969

	Thrifts & Mortgage Finance 0.1%
b	FHLMC, 8.375%, pfd., Z	United States	6,334	39,271
b	FNMA, 8.25%, pfd., S	United States	2,025	12,960

				52,231

	Total Preferred Stocks (Cost $360,308)			351,200

			Principal Amount*
	Convertible Bonds 0.8%
	Energy Equipment & Services 0.3%
	Weatherford International Ltd., senior note, 5.875%, 7/01/21	United States	218,000	241,163

	Independent Power & Renewable Electricity Producers 0.5%
d	NRG Yield Inc., senior note, 144A, 3.50%, 2/01/19	United States	132,000	133,980
a	Pattern Energy Group Inc., senior note, 4.00%, 7/15/20	United States	247,000	252,403

				386,383

	Total Convertible Bonds (Cost $624,269)			627,546

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes 33.9%
	Banks 0.3%
a	JPMorgan Chase & Co., senior bond, 3.782% to 2/01/27, FRN thereafter, 2/01/28	United States	276,000		$283,111

	Capital Markets 0.2%
	The Goldman Sachs Group Inc.,
	senior bond, 3.691% to 6/05/27, FRN thereafter, 6/05/28	United States	93,000		93,000
	[a] senior note, 3.85%, 1/26/27	United States	35,000		35,684

					128,684

	Commercial Services & Supplies 2.1%
d	Harland Clarke Holdings Corp., senior note, 144A, 9.25%, 3/01/21	United States	947,000		928,060
	RR Donnelley & Sons Co.,
	senior bond, 6.50%, 11/15/23	United States	196,000		198,940
	[a] senior bond, 6.00%, 4/01/24	United States	344,000		338,840
	senior bond, 6.625%, 4/15/29	United States	28,000		26,880
	[a] senior note, 7.00%, 2/15/22	United States	201,000		211,050

					1,703,770

	Construction & Engineering 0.3%
d	Engility Corp., senior note, 144A, 8.875%, 9/01/24	United States	193,000		208,199
d	Great Lakes Dredge & Dock Corp., senior note, 144A, 8.00%, 5/15/22	United States	21,000		21,367

					229,566

	Construction Materials 0.5%
a,d	Standard Industries Inc./NJ, senior note, 144A, 5.50%, 2/15/23	United States	313,000		330,606
d	Summit Materials LLC / Summit Materials Finance Corp., senior note, 144A, 5.125%, 6/01/25	United States	37,000		37,555

					368,161

	Consumer Finance 0.4%
d	iPayment Inc., second lien, 144A, 10.75%, 4/15/24	United States	308,000		345,730

	Containers & Packaging 0.6%
a	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg SA, senior secured note, first lien, 6.875%, 2/15/21	United States	486,102		498,862

	Diversified Financial Services 3.9%
d	ASP AMC Merger Sub Inc., senior note, 144A, 8.00%, 5/15/25	United States	287,000		281,619
e	Citigroup Global Markets Holdings Inc., Reg S, zero cpn.,
	7/27/17	Egypt	5,000,000	EGP	267,820
	9/21/17	Egypt	8,639,375	EGP	449,066
	10/12/17	Egypt	5,000,000	EGP	257,041
a	Everi Payments Inc., senior note, 10.00%, 1/15/22	United States	809,000		892,934
a,d	Opal Acquisition Inc., senior note, 144A, 8.875%, 12/15/21	United States	1,068,000		971,880

					3,120,360

	Diversified Telecommunication Services 2.9%
	Frontier Communications Corp.,
	senior bond, 9.00%, 8/15/31	United States	35,000		28,875
	[a] senior note, 10.50%, 9/15/22	United States	620,000		610,700
	senior note, 11.00%, 9/15/25	United States	70,000		65,713
	Intelsat Jackson Holdings SA,
	[a] senior note, 7.25%, 4/01/19	Luxembourg	974,000		935,040
	senior note, 7.50%, 4/01/21	Luxembourg	54,000		48,330
	[a,d] senior secured note, first lien, 144A, 9.50%, 9/30/22	Luxembourg	254,000		304,165
	[a,d] senior secured note, first lien, 144A, 8.00%, 2/15/24	Luxembourg	113,000		122,322

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Diversified Telecommunication Services (continued)
e	MTN Mauritius Investment Ltd., senior note, Reg S, 6.50%, 10/13/26	South Africa	200,000		$209,850

					2,324,995

	Electric Utilities 0.2%
d	Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	223,000		196,797

	Electrical Equipment 0.1%
	NEW Areva Holding SA, senior bond, 4.875%, 9/23/24	France	100,000	EUR	121,086

	Energy Equipment & Services 1.9%
d	McDermott International Inc., second lien, 144A, 8.00%, 5/01/21	United States	237,000		245,888
a,d	Targa Resources Partners LP / Targa Resources Partners Finance Corp., senior bond, 144A, 5.375%, 2/01/27	United States	733,000		767,817
a,d	Transocean Inc., senior note, 144A, 9.00%, 7/15/23	United States	164,000		172,200
	Weatherford International Ltd.,
	senior bond, 9.625%, 3/01/19	United States	88,000		97,020
	senior note, 5.125%, 9/15/20	United States	270,000		272,025

					1,554,950

	Equity Real Estate Investment Trusts (REITs) 0.6%
a	iStar Inc., senior note, 5.00%, 7/01/19	United States	476,000		483,140

	Health Care Providers & Services 0.6%
a	HCA Inc., senior secured bond, first lien, 5.25%, 4/15/25	United States	153,000		167,440
	Kindred Healthcare Inc., senior note, 8.75%, 1/15/23	United States	330,000		346,088

					513,528

	Hotels, Restaurants & Leisure 0.4%
d	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., senior secured note, second lien, 144A, 10.25%, 11/15/22	United States	141,000		155,276
d	Mohegan Tribal Gaming Authority, senior note, 144A, 7.875%, 10/15/24	United States	54,000		55,958
d	Viking Cruises Ltd., senior bond, 144A, 6.25%, 5/15/25	United States	75,000		73,500

					284,734

	Independent Power & Renewable Electricity Producers 0.5%
a,d	Atlantica Yield PLC, senior note, 144A, 7.00%, 11/15/19	Spain	351,000		370,305

	Machinery 0.4%
d	Cloud Crane Escrow LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	10,000		10,900
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	310,000		315,230

					326,130

	Media 5.7%
d	American Media Inc., 144A,
	secured note, second lien, 5.50%, 9/01/21	United States	255,232		257,465
	sub. note, zero cpn., 3/01/22	United States	2,463,010		1,998,117
d	Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	405,000		422,213
	The McClatchy Co.,
	senior bond, 7.15%, 11/01/27	United States	113,000		105,231
	senior bond, 6.875%, 3/15/29	United States	394,000		322,095
	senior secured note, first lien, 9.00%, 12/15/22	United States	154,000		160,930
a,d,f	Postmedia Network Inc., secured note, second lien, 144A, PIK, 10.25%, 7/15/23	Canada	457,005		543,265
a,d	Time Inc., senior note, 144A, 5.75%, 4/15/22	United States	736,000		764,520

					4,573,836

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Metals & Mining 0.9%
	AK Steel Corp.,
	senior bond, 8.375%, 4/01/22	United States	90,000		$93,431
	senior note, 7.625%, 10/01/21	United States	584,000		603,623
e,g	CSN Islands XII Corp., senior bond, Reg S, 7.00% to 3/23/17, FRN thereafter, Perpetual	Brazil	71,000		44,730

					741,784

	Oil, Gas & Consumable Fuels 4.2%
a,d	Calfrac Holdings LP, senior bond, 144A, 7.50%, 12/01/20	Canada	216,000		193,320
d	Cheniere Corpus Christi Holdings LLC, secured bond, 144A, 5.125%, 6/30/27	United States	83,000		84,245
	Chesapeake Energy Corp., senior bond, 6.625%, 8/15/20	United States	407,000		426,841
f	Comstock Resources Inc., senior secured note, first lien, PIK, 10.00%, (all cash), 3/15/20	United States	451,000		460,020
	CONSOL Energy Inc., senior note,
	5.875%, 4/15/22	United States	164,000		162,565
	8.00%, 4/01/23	United States	166,000		175,752
	EP Energy LLC / Everest Acquisition Finance Inc., senior note, 9.375%, 5/01/20	United States	165,000		149,738
a,d	Permian Resources LLC, senior secured note, first lien, 144A, 13.00%, 11/30/20	United States	393,000		457,845
	Petrobras Global Finance BV, senior note,
	5.375%, 1/27/21	Brazil	102,000		104,698
	6.125%, 1/17/22	Brazil	157,000		163,359
	8.375%, 5/23/21	Brazil	142,000		160,055
	Petroleos Mexicanos, senior note,
	6.375%, 2/04/21	Mexico	108,000		118,465
	6.875%, 8/04/26	Mexico	59,000		66,313
	[c,e] FRN, Reg S, 4.77%, 3/11/22	Mexico	66,000		71,676
	[e] Reg S, 1.875%, 4/21/22	Mexico	200,000	EUR	222,710
	[e] Reg S, 3.75%, 2/21/24	Mexico	100,000	EUR	116,509
	[e] Reg S, 5.375%, 3/13/22	Mexico	75,000		79,819
a,d	Seven Generations Energy Ltd., senior note, 144A, 8.25%, 5/15/20	Canada	143,000		150,150

					3,364,080

	Paper & Forest Products 2.1%
a	Resolute Forest Products Inc., senior note, 5.875%, 5/15/23	United States	1,725,000		1,707,750

	Road & Rail 1.3%
a,d	Florida East Coast Holdings Corp., 144A,
	senior note, 9.75%, 5/01/20	United States	276,000		295,665
	senior secured note, first lien, 6.75%, 5/01/19	United States	430,000		443,975
d	The Hertz Corp., secured note, second lien, 144A, 7.625%, 6/01/22	United States	138,000		138,000
e,h	RZD Capital PLC, (Russian Railways), loan participation, senior note, Reg S, 4.375%, 3/01/24	Russia	200,000		202,297

					1,079,937

	Semiconductors & Semiconductor Equipment 0.6%
a,d	Broadcom Corp. / Broadcom Cayman Finance Ltd., senior note, 144A, 3.875%, 1/15/27	United States	447,000		454,501

	Software 0.9%
a,d	Open Text Corp., senior bond, 144A, 5.875%, 6/01/26	Canada	699,000		750,118

	Specialty Retail 2.3%
d	PetSmart Inc., 144A,
	senior note, 7.125%, 3/15/23	United States	365,000		341,275
	senior note, 8.875%, 6/01/25	United States	820,000		814,875

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Specialty Retail (continued)
d	PetSmart Inc., 144A, (continued)
	senior secured, first lien note, 5.875%, 6/01/25	United States	677,000		$682,077

					1,838,227

	Total Corporate Bonds and Notes (Cost $25,075,241)				27,364,142

	Foreign Government and Agency Securities 5.9%
e	Africa Finance Corp., senior note, Reg S, 3.875%, 4/13/24	Supranational	200,000		199,100
	Argentine Bonos del Tesoro,
	22.75%, 3/05/18	Argentina	4,088,592	ARS	255,673
	21.20%, 9/19/18	Argentina	2,260,868	ARS	141,753
	Government of Argentina,
	7.82%, 12/31/33	Argentina	250,451	EUR	298,580
	2.26% to 3/31/19, 4.74% thereafter, 12/31/38	Argentina	328,282	EUR	238,492
	senior bond, 7.82%, 12/31/33	Argentina	213,296	EUR	256,619
	senior note, 8.75%, 6/02/17	Argentina	300,000		300,000
	[c] senior note, FRN, 22.518%, 10/09/17	Argentina	6,449,438	ARS	399,763
	[e] senior note, Reg S, 3.875%, 1/15/22	Argentina	200,000	EUR	226,994
	senior note, 5.625%, 1/26/22	Argentina	93,000		97,138
e	Government of Ecuador, senior note, Reg S, 10.75%, 3/28/22	Ecuador	200,000		215,250
e	Government of Egypt, senior note, Reg S, 6.125%, 1/31/22	Egypt	200,000		205,800
d	Government of Hellenic Republic, senior note, 144A, 4.75%, 4/17/19	Greece	410,000	EUR	453,250
e	Government of Paraguay, senior note, Reg S, 4.625%, 1/25/23	Paraguay	200,000		210,500
	Government of Russia,
	7.40%, 12/07/22	Russia	35,864,000	RUB	629,800
	7.75%, 9/16/26	Russia	3,840,000	RUB	68,481
e	Government of Ukraine, Reg S,
	7.75%, 9/01/19	Ukraine	149,000		153,093
	7.75%, 9/01/21	Ukraine	294,000		298,098
e	National Highways Authority of India, senior note, Reg S, 7.30%, 5/18/22	India	10,000,000	INR	155,707

	Total Foreign Government and Agency Securities (Cost $4,656,921)				4,804,091

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 31.8%
	Banks 5.5%
c	Wachovia Bank Commercial Mortgage 2007-C30 Trust, AJ, FRN, 5.413%, 12/15/43	United States	1,557,361		1,584,645
c	Wachovia Bank Commercial Mortgage 2007-C31 Trust, AJ, FRN, 5.66%, 4/15/47	United States	2,165,346		2,203,261
d	Wachovia Bank Commercial Mortgage 2007-C32 Trust, AMFX, 144A, 5.703%, 6/15/49	United States	634,581		648,915

					4,436,821

	Consumer Finance 1.1%
c	Impac CMB 2004-9 Trust, 1A2, FRN, 1.904%, 1/25/35	United States	944,756		880,162

	Diversified Financial Services 20.6%
c	American Home Mortgage Assets 2005-1 Trust, 1A1, FRN, 3.418%, 11/25/35	United States	258,441		224,957
d	Avant Loans Funding 2016-B Trust, A, 144A, 3.92%, 8/15/19	United States	133,432		133,707
c	Banc of America Mortgage 2005-L Trust, 3A1, FRN, 3.424%, 1/25/36	United States	552,901		518,058
c,d	BCAP LLC 2009-RR6-I Trust, 2009-3A1, 144A, FRN, 3.445%, 12/26/37	United States	634,729		593,170
c,d	BCAP LLC 2010-RR1 Trust, 1A4, 144A, FRN, 3.445%, 3/26/37	United States	617,784		521,107
c,d	BCAP LLC 2013-RR1 Trust, 3A4, 144A, FRN, 6.00%, 10/26/37	United States	743,124		661,572

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
c	Bear Stearns ARM 2006-2 Trust, 4A1, FRN, 3.391%, 7/25/36	United States	106,063	$98,437
	COMM Mortgage Trust, 2006-C8, AJ, 5.377%, 12/10/46	United States	918,557	927,742
c	Countrywide Alternative Loan 2005-IM1 Trust, A1, FRN, 1.324%, 1/25/36	United States	269,863	244,913
c	Countrywide Alternative Loan 2006-29T1 Trust, 1A4, FRN, 1.424%, 10/25/36	United States	908,173	564,574
	Countrywide Alternative Loan 2006-4CB Trust, 2006-2A3, 5.50%, 4/25/36	United States	128,770	122,918
	Credit Suisse First Boston Mortgage Securities Corp., 1A2, 7.50%, 3/25/32	United States	583,533	628,547
	CSMC Mortgage-Backed 2006-4 Trust, 9A1, 6.50%, 5/25/36	United States	986,882	660,742
c	DSLA Mortgage Loan 2006-AR1 Trust, 2A1A, FRN, 1.603%, 4/19/47	United States	982,834	919,376
c	GSAA Home Equity 2006-18 Trust, AF2A, FRN, 5.629%, 11/25/36	United States	237,375	137,068
c	Home Equity Mortgage Loan Asset-Backed 2001-A Trust, AV, FRN, 1.544%, 3/25/31	United States	791,700	715,955
	JP Morgan Chase Commercial Mortgage Securities 2006-LDP9 Trust, AM, 5.372%, 5/15/47	United States	306,836	306,580
c	JP Morgan Chase Commercial Mortgage Securities 2007-LDP11 Trust, AM, FRN, 5.722%, 6/15/49	United States	750,000	769,453
c	JP Morgan Mortgage 2006-A5 Trust, 6A1, FRN, 3.10%, 8/25/36	United States	597,836	503,444
c	JP Morgan Mortgage 2007-A2 Trust, 2A1, FRN, 3.376%, 4/25/37	United States	399,749	361,942
c,d	Katonah Ltd. 2007-B1L Trust, 144A, FRN, 4.153%, 4/23/22	Cayman Islands	1,000,000	1,000,653
c	MASTR Seasoned Securitization 2004-1 Trust, 4A1, FRN, 3.134%, 10/25/32	United States	86,162	86,974
c	Merrill Lynch Mortgage Investors 2003-A2 Trust, 1M1, FRN, 3.015%, 3/25/33	United States	341,678	237,467
c	National Collegiate Student Loan 2007-4 Trust, A3A2, FRN, 4.544%, 3/25/38	United States	1,000,000	904,315
c	Provident Funding Mortgage Loan 2003-1 Trust, B1, FRN, 3.027%, 8/25/33	United States	109,603	103,057
c	RAAC 2005-SP3 Trust, FRN, 3.524%, 12/25/35	United States	800,000	803,753
c	RAAC 2007-SP1 Trust, FRN, 1.594%, 3/25/37	United States	100,000	93,976
c	Sequoia Mortgage 2004-5 Trust, B1, FRN, 1.73%, 6/20/34	United States	379,266	303,284
d	SpringCastle America Funding LLC, B, 144A, 4.10%, 10/25/33	United States	800,000	785,272
d	VOLT LVII LLC, 2017-A1, 144A, 3.375%, 4/25/47	United States	687,004	688,587
c,d	Voya CLO 2016-3 Ltd., C, 144A, FRN, 5.008%, 10/18/27	Cayman Islands	1,650,000	1,664,272
c	WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, 2A1A, FRN, 1.451%, 4/25/47	United States	90,436	81,557
c	Washington Mutual Mortgage Pass-Through Certificates, 2006-4, 3A2B, FRN, 1.104%, 5/25/36	United States	467,158	275,664

				16,643,093

	Mortgage Real Estate Investment Trusts (REITs) 2.0%
c	Citigroup Mortgage Loan 2006-AR7 Trust, 2A4A, FRN, 3.067%, 11/25/36	United States	648,957	530,253
c,d	Citigroup Mortgage Loan 2008-RR1 Trust, A1A1, 144A, FRN, 1.094%, 1/25/37	United States	992,589	772,849
d	Citigroup Mortgage Loan 2009-8 Trust, 2A2, 144A, 6.10%, 4/25/37	United States	437,178	339,985

				1,643,087

	Thrifts & Mortgage Finance 2.6%
c	IndyMac INDX Mortgage Loan 2004-AR14 Trust, 2A1A, FRN, 1.744%, 1/25/35	United States	878,241	688,703
c	IndyMac INDX Mortgage Loan 2005-AR13 Trust, 4A1, FRN, 3.112%, 8/25/35	United States	476,567	422,187
c	IndyMac INDX Mortgage Loan 2005-AR16IP Trust, A1, FRN, 1.664%, 7/25/45	United States	372,421	344,955
c	IndyMac INDX Mortgage Loan 2006-AR29 Trust, A2, FRN, 1.104%, 11/25/36	United States	252,928	208,614
c	IndyMac INDX Mortgage Loan 2007-AR15 Trust, 2A1, FRN, 3.736%, 8/25/37	United States	482,785	411,409

				2,075,868

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $25,093,665)			25,679,031

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Number of Contracts	Value
Options Purchased 0.1%
Calls – Exchange-Traded
Independent Power & Renewable Electricity Producers 0.0%†
NRG Yield Inc., A, September Strike Price $17.50, Expires 9/15/17	United States	56	$4,620

Media 0.0%†
Gray Television Inc., August Strike Price $12.50, Expires 8/18/17	United States	36	2,880
Nexstar Media Group Inc., A, August Strike Price $60.00, Expires 8/18/17	United States	9	2,970
Sinclair Broadcast Group Inc., December Strike Price $35.00, Expires 12/15/17	United States	134	30,820
Sinclair Broadcast Group Inc., June Strike Price $36.00, Expires 6/16/17	United States	50	900

			37,570

Metals & Mining 0.0%†
Nucor Corp., July Strike Price $75.00, Expires 7/21/17	United States	70	140

Road & Rail 0.0%†
Hertz Global Holdings Inc., June Strike Price $17.50, Expires 6/16/17	United States	32	160

Puts – Exchange-Traded
Auto Components 0.0%†
American Axle & Manufacturing Holdings Inc., January Strike Price $15.00, Expires 1/18/19	United States	14	4,130

Automobiles 0.0%†
Tesla Inc., January Strike Price $175.00, Expires 1/19/18	United States	6	1,584

Diversified Financial Services 0.1%
S&P 500 Index, June Strike Price $2,250.00, Expires 6/16/17	United States	13	1,300
S&P 500 Index, June Strike Price $2,275.00, Expires 6/16/17	United States	21	2,940
S&P 500 Index, June Strike Price $2,300.00, Expires 6/30/17	United States	41	19,270

			23,510

Exchange Traded Funds 0.0%†
iShares iBoxx High Yield Corporate Bond ETF, July Strike Price $88.00, Expires 7/21/17	United States	72	5,832
iShares MSCI Singapore Capped ETF, August Strike Price $23.00, Expires 8/18/17	United States	92	3,220
SPDR S&P 500 ETF Trust, June Strike Price $230.00, Expires 6/16/17	United States	51	1,071
SPDR S&P 500 ETF Trust, July Strike Price $230.00, Expires 7/21/17	United States	36	3,672

			13,795

Food Products 0.0%†
Blue Buffalo Pet Products Inc., December Strike Price $20.00, Expires 12/15/17	United States	46	3,105

Health Care Providers & Services 0.0%†
Express Scripts Holding Co., September Strike Price $55.00, Expires 9/15/17	United States	37	4,717

Metals & Mining 0.0%†
Cia Siderurgica Nacional SA, ADR, June Strike Price $2.00, Expires 6/16/17	Brazil	28	280

Pharmaceuticals 0.0%†
Mallinckrodt PLC, January Strike Price $30.00, Expires 1/19/18	United States	36	6,300

Software 0.0%†
Synchronoss Technologies Inc., June Strike Price $10.00, Expires 6/16/17	United States	83	1,868

22	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Counterparty	Notional Amount*		Value
	Options Purchased (continued)
	Puts – Over-the-Counter
	Currency Options 0.0%†
	SAR/USD, January Strike Price 3.78 SAR, Expires 1/23/18	Saudi Arabia	GSCO	2,390,525	SAR	$2,594

	Total Options Purchased (Cost $176,339)					104,373

				Principal Amount*
	U.S. Government and Agency Securities 1.7%
	U.S. Treasury Bond, 3.00%, 2/15/47	United States		258,000		264,637
	U.S. Treasury Note,
	1.875%, 4/30/22	United States		690,000		693,693
	2.375%, 5/15/27	United States		366,000		371,454

	Total U.S. Government and Agency Securities (Cost $1,320,071)					1,329,784

	Total Investments before Short Term Investments (Cost $58,347,366)					61,353,328

				Shares
	Short Term Investments 18.8%
	Money Market Funds (Cost $11,809,659) 14.6%
i	Fidelity Investments Money Market Funds, 0.65%	United States		11,809,659		11,809,659

				Principal Amount*
	Repurchase Agreements (Cost $3,422,669) 4.2%
j	Joint Repurchase Agreement, 0.793%, 6/01/17 (Maturity Value $3,422,744)	United States		3,422,669		3,422,669

BNP Paribas Securities Corp. (Maturity Value $1,492,340)
Deutsche Bank Securities Inc. (Maturity Value $288,829)
HSBC Securities (USA) Inc. (Maturity Value $1,492,340)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $149,235)

Collateralized by U.S. Government Agency Securities, 0.83% - 2.375%, 3/28/18 - 4/05/22; [k] U.S. Treasury Bill, 11/16/17; U.S. Treasury Note, 0.75% - 2.125%, 4/15/18 - 2/28/22; and U.S. Treasury Note, Index Linked, 1.375%, 7/15/18 (valued at $3,492,168)

	Total Investments (Cost $73,579,694) 94.8%					76,585,656
	Options Written (0.0)%†					(4,550)
	Securities Sold Short (13.4)%					(10,859,671)
	Other Assets, less Liabilities 18.6%					15,091,782

	Net Assets 100.0%					$80,813,217

				Number of Contracts
l	Options Written (Premiums Received $2,513) (0.0)%†
	Puts – Exchange-Traded
	Independent Power & Renewable Electricity Producers
	NRG Yield Inc., C, August Strike Price $17.50, Expires 8/18/17	United States		70		(4,550)

franklintempleton.com	Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Shares		Value
m	Securities Sold Short (13.4)%
	Common Stocks (0.3)%
	Equity Real Estate Investment Trusts (REITs) (0.2)%
	Seritage Growth Properties	United States	4,328		$(169,874)

	Internet Software & Services (0.1)%
	CoStar Group Inc.	United States	213		(55,714)

	Total Common Stocks (Proceeds $230,388)				(225,588)

			Principal Amount*
	Corporate Bonds and Notes (13.0)%
	Aerospace & Defense (0.2)%
d	Bombardier Inc., senior note, 144A, 8.75%, 12/01/21	Canada	123,000		(136,761)

	Air Freight & Logistics (0.2)%
e	Autostrade per l’Italia SpA, senior bond, Reg S, 1.75%, 2/01/27	Italy	169,000	EUR	(193,693)

	Auto Components (0.4)%
	American Axle & Manufacturing Inc., senior bond, 6.625%, 10/15/22	United States	305,000		(316,438)

	Automobiles (0.3)%
	Ford Motor Co., senior bond, 4.346%, 12/08/26	United States	210,000		(214,718)

	Chemicals (2.0)%
d	CVR Partners LP / CVR Nitrogen Finance Corp., senior note, 144A, 9.25%, 6/15/23	United States	492,000		(511,680)
e	K+S AG, senior note, Reg S,
	4.125%, 12/06/21	Germany	188,000	EUR	(237,554)
	3.00%, 6/20/22	Germany	294,000	EUR	(352,206)
	Potash Corp. of Saskatchewan Inc., senior bond, 3.00%, 4/01/25	Canada	500,000		(487,804)

					(1,589,244)

	Commercial Services & Supplies (0.2)%
	Quad/Graphics Inc., senior note, 7.00%, 5/01/22	United States	178,000		(179,363)

	Construction & Engineering (0.0)%†
e	Astaldi SpA, senior note, Reg S, 7.125%, 12/01/20	Italy	26,000	EUR	(30,605)

	Diversified Telecommunication Services (0.6)%
e	Telefonica Emisiones SAU, senior bond, Reg S, 3.987%, 1/23/23	Spain	200,000	EUR	(264,889)
	Windstream Services LLC,
	senior bond, 7.75%, 10/01/21	United States	171,000		(166,298)
	senior note, 7.75%, 10/15/20	United States	92,000		(93,121)

					(524,308)

	Electric Utilities (0.5)%
e	Enel Finance International NV, senior bond, Reg S, 1.375%, 6/01/26	Italy	251,000	EUR	(281,520)
	Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	218,000		(163,500)

					(445,020)

	Electrical Equipment (0.1)%
	NEW Areva Holding SA, senior bond, 4.375%, 11/06/19	France	100,000	EUR	(117,885)

	Energy Equipment & Services (0.2)%
	Transocean Inc., senior bond,
	8.125%, 12/15/21	United States	27,000		(28,282)
	5.80%, 10/15/22	United States	176,000		(165,440)

					(193,722)

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
m	Securities Sold Short (continued)
	Corporate Bonds and Notes (continued)
	Equity Real Estate Investment Trusts (REITs) (0.0)%†
d	Rayonier AM Products Inc., senior bond, 144A, 5.50%, 6/01/24	United States	22,000		$(21,615)

	Food & Staples Retailing (0.6)%
e	Rallye SA, senior note, Reg S, 4.00%, 4/02/21	France	200,000	EUR	(233,887)
	Tesco PLC, senior bond, 6.125%, 2/24/22	United Kingdom	194,000	GBP	(289,391)

					(523,278)

	Food Products (0.6)%
e	Boparan Finance PLC, senior secured note, first lien, Reg S, 5.50%, 7/15/21	United Kingdom	269,000	GBP	(351,097)
e	Premier Foods Finance PLC, secured note, Reg S, 6.50%, 3/15/21	United Kingdom	74,000	GBP	(98,255)

					(449,352)

	Health Care Providers & Services (0.6)%
d	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, senior note, 144A,
	4.875%, 4/15/20	United States	64,000		(64,320)
	5.75%, 8/01/22	United States	406,000		(400,925)

					(465,245)

	Machinery (0.8)%
e	Galapagos Holding SA, senior secured note, first lien, Reg S, 7.00%, 6/15/22	Luxembourg	342,000	EUR	(356,841)
	John Deere Capital Corp., senior note, 2.80%, 3/06/23	United States	179,000		(182,053)
e	Paternoster Holding III GmbH, senior secured note, first lien, Reg S, 8.50%, 2/15/23	Germany	70,000	EUR	(83,423)

					(622,317)

	Media (0.7)%
d	Altice Financing SA, senior secured note, first lien, 144A, 6.50%, 1/15/22	Luxembourg	47,000		(49,468)
e	Altice Luxembourg SA, senior note, Reg S, 7.25%, 5/15/22	Luxembourg	277,000	EUR	(330,250)
d	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	53,000		(53,530)
d	Sinclair Television Group Inc., 144A,
	senior bond, 5.125%, 2/15/27	United States	31,000		(30,302)
	senior note, 5.875%, 3/15/26	United States	132,000		(136,290)

					(599,840)

	Metals & Mining (0.4)%
d	Cliffs Natural Resources Inc., senior note, 144A, 5.75%, 3/01/25	United States	152,000		(145,920)
	Freeport-McMoRan Inc., senior note, 3.55%, 3/01/22	United States	186,000		(174,840)

					(320,760)

	Multiline Retail (0.5)%
	Kohl’s Corp., senior bond, 4.25%, 7/17/25	United States	89,000		(88,430)
	Target Corp., senior bond, 3.625%, 4/15/46	United States	322,000		(301,046)

					(389,476)

	Oil, Gas & Consumable Fuels (0.5)%
	Chesapeake Energy Corp., senior note,
	4.875%, 4/15/22	United States	133,000		(124,355)
	[d] 144A, 8.00%, 1/15/25	United States	114,000		(113,858)
d	MEG Energy Corp., senior secured note, second lien, 144A, 6.50%, 1/15/25	Canada	144,000		(141,300)

					(379,513)

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
m	Securities Sold Short (continued)
	Corporate Bonds and Notes (continued)
	Pharmaceuticals (1.4)%
	Teva Pharmaceutical Finance Netherlands III BV, senior bond, 3.15%, 10/01/26	Israel	865,000	$(813,935)
d	Valeant Pharmaceuticals International Inc., senior bond, 144A, 6.125%, 4/15/25	United States	440,000	(352,550)

				(1,166,485)

	Road & Rail (0.3)%
	The Hertz Corp., senior note,
	6.75%, 4/15/19	United States	100,000	(100,150)
	7.375%, 1/15/21	United States	61,000	(57,798)
	[d] 144A, 5.50%, 10/15/24	United States	98,000	(79,135)

				(237,083)

	Semiconductors & Semiconductor Equipment (0.3)%
	QUALCOMM Inc., senior bond, 3.45%, 5/20/25	United States	206,000	(212,448)

	Technology Hardware, Storage & Peripherals (0.3)%
d	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., senior note, 144A, 7.125%, 6/15/24	United States	184,000	(205,114)

	Trading Companies & Distributors (0.8)%
	GATX Corp., senior bond, 4.85%, 6/01/21	United States	576,000	(627,543)

	Wireless Telecommunication Services (0.5)%
	T-Mobile U.S. Inc., senior bond, 6.50%, 1/15/26	United States	348,000	(384,975)

	Total Corporate Bonds and Notes (Proceeds $10,219,647)			(10,546,801)

	U.S. Government and Agency Securities (Proceeds $87,250) (0.1)%
	U.S. Treasury Note, 2.375%, 5/15/27	United States	86,000	(87,282)

	Total Securities Sold Short (Proceeds $10,537,285)			$(10,859,671)

See Abbreviations on page 49.

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aA portion or all of the security has been segregated as collateral for securities sold short, open swap, forward, and written option contracts. At May 31, 2017, the aggregate value of these securities and/or cash pledged amounted to $22,523,648, representing 27.9% of net assets.

bNon-income producing.

cThe coupon rate shown represents the rate at period end.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2017, the net value of these securities was $20,346,321, representing 25.2% of net assets.

eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2017, the net value of these securities was $771,840, representing 1.0% of net assets.

fIncome may be received in additional securities and/or cash.

gPerpetual security with no stated maturity date.

hSee Note 1(e) regarding loan participation notes.

iThe rate shown is the annualized seven-day yield at period end.

jSee Note 1(c) regarding joint repurchase agreement.

kThe security was issued on a discount basis with no stated coupon rate.

lSee Note 1(d) regarding written options.

mSee Note 1(f) regarding securities sold short.

nSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2017, the aggregate value of these securities was $485,705, representing 0.6% of net assets.

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Equity Contracts
S&P 500 E-Mini Index	Short	2	$241,110	6/16/17	$—	$(4,503)

Interest Rate Contracts
Euro-Buxl 30 Yr. Bond	Short	2	378,122	6/08/17	—	(3,190)
Euro BOBL	Short	1	148,496	6/08/17	—	(334)
Euro Schatz	Short	12	1,513,430	6/08/17	12	—
U.S. Treasury 10 Yr. Note	Short	4	505,187	9/20/17	—	(758)

			2,545,235		12	(4,282)

Total Futures Contracts			$2,786,345		$12	$(8,785)

Net unrealized appreciation (depreciation)						$(8,773)

At May 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Chinese Yuan	DBAB	Buy	1,912,750	280,626		6/21/17	$1,351	$—
Chinese Yuan	DBAB	Sell	1,912,750	275,493		6/21/17	—	(6,485)
Chinese Yuan	MSCO	Buy	1,933,924	277,325		6/21/17	7,775	—
Chinese Yuan	MSCO	Sell	1,933,924	277,783		6/21/17	—	(7,317)
Euro	BOFA	Buy	95,196	104,615		6/21/17	2,449	—
Euro	DBAB	Buy	374,504	416,219		6/21/17	4,972	—
Euro	DBAB	Sell	1,776,632	1,904,210		6/21/17	—	(93,908)
Euro	MSCO	Buy	312,050	342,250		6/21/17	8,703	—
Euro	MSCO	Sell	325,212	353,381		6/21/17	—	(12,375)
Indian Rupee	MSCO	Buy	13,660,898	211,633		6/21/17	—	(485)
Mexican Peso	BOFA	Buy	5,561,941	292,770		6/21/17	4,433	—
Mexican Peso	BOFA	Sell	5,561,941	295,816		6/21/17	—	(1,387)
Mexican Peso	DBAB	Buy	2,581,469	136,817		6/21/17	1,124	—
Mexican Peso	MSCO	Buy	2,669,530	142,125		6/21/17	522	—
Mexican Peso	MSCO	Sell	10,790,239	574,647		6/21/17	4,212	(6,143)
Russian Ruble	BOFA	Sell	9,221,024	157,428		6/21/17	—	(4,347)
Russian Ruble	MSCO	Buy	11,431,282	194,305		6/21/17	6,246	—
Russian Ruble	MSCO	Sell	29,091,406	501,128		6/21/17	—	(9,254)
South African Rand	MSCO	Sell	2,566,440	184,224		6/21/17	—	(10,695)
Turkish Lira	DBAB	Buy	845,103	223,821		6/21/17	14,186	—
Turkish Lira	DBAB	Sell	845,103	219,382		6/21/17	—	(18,625)
Turkish Lira	MSCO	Buy	1,015,197	277,650		6/21/17	8,262	—
Turkish Lira	MSCO	Sell	266,471	73,056		6/21/17	—	(1,991)
British Pound	JPHQ	Sell	1,010,000	1,264,126		6/30/17	—	(38,511)
Euro	JPHQ	Sell	120,000	130,175		6/30/17	—	(4,852)
Argentine Peso	BOFA	Buy	3,265,921	201,600		7/21/17	—	(3,736)
Argentine Peso	BOFA	Sell	2,190,948	136,101		7/21/17	3,363	—
Argentine Peso	BOFA	Buy	494,999	29,499		9/20/17	—	(368)
Euro	JPHQ	Sell	279,762	7,482,512	CZK	11/29/17	25,328	(20,026)
Czech Koruna	MSCO	Sell	5,655,481	210,241	EUR	12/15/17	11,207	(16,685)
Euro	MSCO	Sell	325,434	8,693,639	CZK	12/15/17	23,242	(17,378)
Czech Koruna	MSCO	Sell	3,530,738	133,588	EUR	1/10/18	7,606	(8,467)
Euro	MSCO	Sell	132,874	3,530,738	CZK	1/10/18	5,445	(3,772)
Euro	MSCO	Sell	714	791		1/10/18	—	(21)

Total Forward Exchange Contracts							$140,426	$(286,828)

Net unrealized appreciation (depreciation)								$(146,402)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counterparty/ Exchange	Notional Amount[a]		Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts

Contracts to Buy Protection

Single Name
Government of Mexico	1.00%	ICE	301,000		12/20/21	$8,523	$—	$(7,741)	$782
Government of South Africa	1.00%	ICE	394,000		12/20/21	26,964	—	(14,683)	12,281
Government of South Africa	1.00%	ICE	376,000		6/20/22	19,788	—	(4,136)	15,652
Government of South Korea	1.00%	ICE	355,184		12/20/21	(10,020)	2,449	—	(7,571)
Government of Turkey	1.00%	ICE	503,000		12/20/20	41,382	—	(34,457)	6,925
Government of Turkey	1.00%	ICE	159,000		6/20/21	10,950	—	(7,454)	3,496
Government of Turkey	1.00%	ICE	98,000		12/20/21	5,993	—	(2,661)	3,332
Government of Turkey	1.00%	ICE	6,000		6/20/22	316	—	(43)	273

Traded Index
CDX.NA.HY.25	5.00%	ICE	1,430,800		12/20/20	14,454	—	(125,695)	(111,241)
CDX.NA.HY.27	5.00%	ICE	675,000		12/20/21	(47,830)	—	(6,023)	(53,853)

Contracts to Sell Protection[c]

Single Name
Government of Russia	1.00%	ICE	457,000		6/20/21	(33,432)	30,431	—	(3,001)	BB+
Government of Russia	1.00%	ICE	189,000		12/20/21	(7,018)	4,035	—	(2,983)	BB+

Total Centrally Cleared Swap Contracts						$30,070	$36,915	$(202,893)	$(135,908)

OTC Swap Contracts

Contracts to Buy Protection

Single Name
AK Steel Corp.	5.00%	BZWS	95,000		6/20/22	189	—	(4,276)	(4,087)
American Axle & Manufacturing Inc.	5.00%	JPHQ	226,000		12/20/21	(21,267)	5,059	—	(16,208)
American Axle & Manufacturing Inc.	5.00%	BZWS	30,000		6/20/22	(1,800)	—	(77)	(1,877)
American Axle & Manufacturing Inc.	5.00%	JPHQ	76,000		6/20/22	(3,987)	—	(90)	(4,077)
Astaldi SpA	5.00%	BZWS	85,000	EUR	6/20/18	(227)	—	(1,286)	(1,513)
Catepillar Financial Services Corp.	1.00%	JPHQ	618,000		6/20/21	2,123	—	(17,444)	(15,321)
Chesapeake Energy Corp.	5.00%	GSCO	218,000		6/20/22	10,669	—	(321)	10,348
Ford Motor Co.	5.00%	GSCO	182,000		12/20/21	(28,021)	—	(3,143)	(31,164)
Ford Motor Co.	5.00%	GSCO	189,000		12/20/21	(27,534)	—	(4,829)	(32,363)
Ford Motor Credit Company LLC	5.00%	GSCO	189,000		12/20/21	(28,165)	—	(4,167)	(32,332)
Frontier Communications Corp.	5.00%	BZWS	141,000		6/20/22	19,665	—	(1,622)	18,043
Galapagos Holding SA	5.00%	BZWS	71,000	EUR	6/20/18	(1,643)	—	(544)	(2,187)
Government of Argentina	5.00%	MSCO	308,000		6/20/17	(620)	—	(3,259)	(3,879)
Itochu Corp.	1.00%	GSCO	20,022,000	JPY	6/20/21	(3,516)	—	(2,024)	(5,540)
Itochu Corp.	1.00%	JPHQ	1,921,000	JPY	12/20/21	(488)	—	(65)	(553)
JFE Holdings Inc.	1.00%	JPHQ	9,728,000	JPY	12/20/21	(1,859)	—	(928)	(2,787)
K. Hovnanian Enterprises Inc.	5.00%	BZWS	94,500		12/20/17	1,003	—	(89)	914
Kobe Steel Ltd.	1.00%	JPHQ	14,626,000	JPY	12/20/21	(1,105)	—	(1,572)	(2,677)
Macy’s Retail Holdings Inc.	1.00%	JPHQ	172,000		12/20/21	11,482	—	(2,773)	8,709
Macy’s Retail Holdings Inc.	1.00%	JPHQ	86,000		12/20/21	5,383	—	(1,029)	4,354
Marubeni Corp.	1.00%	GSCO	62,079,000	JPY	6/20/21	3,109	—	(18,440)	(15,331)
Mitsui OSK Lines Ltd.	1.00%	JPHQ	13,708,000	JPY	12/20/21	1,071	—	(1,759)	(688)
Pitney Bowes Inc.	1.00%	JPHQ	257,500		12/20/21	11,511	—	(8,504)	3,007
Pizzaexpress Financing 1 PLC	5.00%	JPHQ	543,000	EUR	6/20/21	(22,792)	27,222	—	4,430
Rallye SA	5.00%	BZWS	71,000	EUR	6/20/19	5,404	—	(10,451)	(5,047)
Rallye SA	5.00%	JPHQ	175,000	EUR	6/20/19	14,176	—	(26,615)	(12,439)
Rallye SA	5.00%	GSCO	10,000	EUR	12/20/19	612	—	(1,259)	(647)
Rallye SA	5.00%	GSCO	27,000	EUR	12/20/21	1,220	—	(1,303)	(83)
Sharp Corporation	1.00%	JPHQ	4,914,000	JPY	12/20/18	598	—	(531)	67
Sprint Communications Inc.	5.00%	BZWS	222,000		12/20/21	(15,992)	—	(12,987)	(28,979)

28	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate	Counterparty/ Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
OTC Swap Contracts (continued)

Contracts to Buy Protection (continued)

Single Name (continued)
The Hertz Corp.	5.00%	BZWS	102,000	12/20/19	$(3,563)	$5,327	$—	$1,764
The Hertz Corp.	5.00%	BZWS	108,000	12/20/19	(3,774)	5,642	—	1,868
The Hertz Corp.	5.00%	JPHQ	50,000	12/20/19	(1,687)	2,552	—	865
The Hertz Corp.	5.00%	JPHQ	3,000	12/20/19	(108)	160	—	52
The Hertz Corp.	5.00%	JPHQ	92,000	12/20/19	(2,975)	4,567	—	1,592
The Hertz Corp.	5.00%	JPHQ	29,000	6/20/22	5,510	—	(3)	5,507
The Hertz Corp.	5.00%	JPHQ	29,000	6/20/22	5,256	—	—	5,256

Contracts to Sell Protection[c]

Single Name
Windstream Services LLC	5.00%	BZWS	86,000	12/20/21	(4,158)	—	(173)	(4,331)	B+

Total OTC Swap Contracts					$(76,300)	$50,529	$(131,563)	$(157,334)

Total Credit Default Swap Contracts					$(46,230)	$87,444	$(334,456)	$(293,242)

Net unrealized appreciation (depreciation)							$(247,012)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps.

See Notes 1(d) and 8 regarding derivative financial instruments and other derivative information, respectively.

At May 31, 2017, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts
Description	Counterparty	Notional Amount		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts
Receive Fixed annual 11.01%	DBAB	496,253	TRY	6/21/22	$1,367	$—
Pay Floating quarterly 3 Month USD-LIBOR		138,271	USD
Receive Fixed annual 11.23%	BOFA	702,632	TRY	6/21/22	3,612	—
Pay Floating quarterly 3 Month USD-LIBOR		191,923	USD
Receive Fixed annual 11.29%	DBAB	700,693	TRY	6/21/22	3,555	—
Pay Floating quarterly 3 Month USD-LIBOR		191,086	USD

Total Cross-Currency Swap Contracts					$8,534	$—

Net unrealized appreciation (depreciation)					$8,534

At May 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
Description	Counterparty/ Exchange	Notional Amount		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Fixed rate 7.43% Pay Floating rate 3 Month ZAR-JIBAR-SAFEX	LCH	3,609,831	ZAR	6/21/22	$512	$—
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.29%	LCH	21,000	GBP	2/28/67	—	(246)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.37%	LCH	100,000	GBP	1/05/67	—	(5,111)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.44%	LCH	156,995	GBP	1/07/47	—	(2,226)

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Interest Rate Swap Contracts (continued)
Description	Counterparty/ Exchange	Notional Amount		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.56%	LCH	112,459	GBP	11/29/46	$—	$(5,631)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.60%	LCH	82,713	GBP	12/03/46	—	(5,171)

Total Interest Rate Swap Contracts					$512	$(18,385)

Net unrealized appreciation (depreciation)						$(17,873)

At May 31, 2017, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts
Underlying Instrument	Financing Rate	Counterparty	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts
Fixed Income Contracts - Long
Egyptian Treasury Bill	0.35%	DBAB	$194,721	8/15/17	$289	$—
Egyptian Treasury Bill	0.35%	DBAB	171,934	11/27/17	—	(704)

					$289	$(704)

Fixed Income Contracts - Short
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	980,000	6/20/17	$—	$(14,175)
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	170,000	6/20/17	—	(3,441)
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	170,000	6/20/17	—	(3,909)
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	580,000	6/20/17	—	(9,504)
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	500,000	6/20/17	—	(8,556)
iBoxx USD Liquid High Yield Index	LIBOR	JPHQ	400,000	6/20/17	—	(2,898)
iBoxx USD Liquid Investment Grade Index	LIBOR	JPHQ	224,000	6/20/17	—	(6,130)
iBoxx USD Liquid High Yield Index	LIBOR	MSCO	100,000	6/20/17	—	(1,603)
iBoxx USD Liquid Investment Grade Index	LIBOR	MSCO	71,000	6/20/17	—	(2,082)

					$—	$(52,298)

Total Return Swap Contracts					$289	$(53,002)

Net unrealized appreciation (depreciation)						$(52,713)

See Abbreviations on page 49.

30	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Financial Statements

Statement of Assets and Liabilities

May 31, 2017

Franklin K2 Long Short Credit Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$70,157,025
Cost - Repurchase agreements	3,422,669

Total cost of investments	$73,579,694

Value - Unaffiliated issuers	$73,162,987
Value - Repurchase agreements	3,422,669

Total value of investments	76,585,656
Cash	1,773,792
Foreign currency, at value (cost $1,100,186)	1,272,379
Receivables:
Investment securities sold	2,261,812
Capital shares sold	5,000
Dividends and interest	398,900
Affiliates	1,140
Due from brokers	12,359,170
Variation margin	9,352
OTC swap contracts (upfront payments $109,788)	98,981
Unrealized appreciation on OTC forward exchange contracts	140,426
Unrealized appreciation on OTC swap contracts	59,352
Other assets	15

Total assets	94,965,975

Liabilities:
Payables:
Investment securities purchased	2,271,374
Capital shares redeemed	71,537
Management fees	106,556
Distribution fees	3,246
OTC swap contracts (upfront receipts $205,670)	175,281
Options written, at value (premiums received $2,513)	4,550
Securities sold short, at value (proceeds $10,537,285)	10,859,671
Due to brokers	39,027
Unrealized depreciation on OTC forward exchange contracts	286,828
Unrealized depreciation on OTC swap contracts	184,565
Accrued expenses and other liabilities	150,123

Total liabilities	14,152,758

Net assets, at value	$80,813,217

Net assets consist of:
Paid-in capital	$76,998,452
Undistributed net investment income	281,852
Net unrealized appreciation (depreciation)	2,386,583
Accumulated net realized gain (loss)	1,146,330

Net assets, at value	$80,813,217

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

May 31, 2017

Franklin K2 Long Short Credit Fund

Class A:
Net assets, at value	$41,001,474

Shares outstanding	3,907,203

Net asset value per share[a]	$10.49

Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.13

Class C:
Net assets, at value	$1,506,866

Shares outstanding	145,653

Net asset value and maximum offering price per share[a]	$10.35

Class R:
Net assets, at value	$127,211

Shares outstanding	12,221

Net asset value and maximum offering price per share	$10.41

Class R6:
Net assets, at value	$13,052,472

Shares outstanding	1,243,099

Net asset value and maximum offering price per share	$10.50

Advisor Class:
Net assets, at value	$25,125,194

Shares outstanding	2,392,419

Net asset value and maximum offering price per share	$10.50

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

32	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2017

Franklin K2 Long Short Credit Fund

Investment income:
Dividends	$112,255
Interest	3,235,915
Paydown gain (loss)	313,411

Total investment income	3,661,581

Expenses:
Management fees (Note 3a)	1,502,139
Distribution fees: (Note 3c)
Class A	21,887
Class C	10,123
Class R	219
Transfer agent fees: (Note 3e)
Class A	5,001
Class C	143
Class R	8
Class R6	80
Advisor Class	3,482
Custodian fees (Note 4)	73,259
Reports to shareholders	17,273
Registration and filing fees	83,262
Professional fees	127,573
Trustees’ fees and expenses	22,083
Amortization of offering costs	116,489
Dividends and/or interest on securities sold short	433,462
Security borrowing fees	126,420
Other	17,339

Total expenses	2,560,242

Expense reductions (Note 4)	(21,187)
Expenses waived/paid by affiliates (Note 3f)	(532,832)

Net expenses	2,006,223

Net investment income	1,655,358

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,334,002
Written options	66,367
Foreign currency transactions	240,133
Futures contracts	(6,860)
Securities sold short	1,113
Swap contracts	(393,926)

Net realized gain (loss)	2,240,829

Net change in unrealized appreciation (depreciation) on:
Investments	1,536,070
Translation of other assets and liabilities denominated in foreign currencies	1,223
Written options	(977)
Futures contracts	4,269
Swap contracts	(164,863)

Net change in unrealized appreciation (depreciation)	1,375,722

Net realized and unrealized gain (loss)	3,616,551

Net increase (decrease) in net assets resulting from operations	$5,271,909

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin K2 Long Short Credit Fund

	Year Ended May 31,
	2017	2016[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$1,655,358	$1,204,284
Net realized gain (loss)	2,240,829	(258,648)
Net change in unrealized appreciation (depreciation)	1,375,722	1,010,861

Net increase (decrease) in net assets resulting from operations	5,271,909	1,956,497

Distributions to shareholders from:
Net investment income:
Class A	(1,140,497)	(223,550)
Class C	(31,012)	(748)
Class R	(2,328)	(97)
Class R6	(380,096)	(99)
Advisor Class	(755,488)	(199,097)
Net realized gains:
Class A	(368,226)	(175,371)
Class C	(11,313)	(576)
Class R	(758)	(76)
Class R6	(121,801)	(76)
Advisor Class	(242,776)	(155,996)

Total distributions to shareholders	(3,054,295)	(755,686)

Capital share transactions: (Note 2)
Class A	11,826,722	27,777,884
Class C	1,228,788	262,842
Class R	115,130	10,000
Class R6	231,683	11,915,470
Advisor Class	1,271,511	22,754,762

Total capital share transactions	14,673,834	62,720,958

Net increase (decrease) in net assets	16,891,448	63,921,769
Net assets:
Beginning of year	63,921,769	—

End of year	$80,813,217	$63,921,769

Undistributed net investment income included in net assets:
End of year	$281,852	$498,976

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Financial Statements

Franklin K2 Long Short Credit Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Long Short Credit Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated

franklintempleton.com	Annual Report	35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on May 31, 2017.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-

defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts, if any, are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate and credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, equity price and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or

38	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

e. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income separately in the Statement of Operations. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not

franklintempleton.com	Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2017		2016[a]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,264,686	$13,252,348	2,783,146	$27,833,801
Shares issued in reinvestment of distributions	34,170	351,266	74	736
Shares redeemed	(169,475)	(1,776,892)	(5,398)	(56,653)

Net increase (decrease)	1,129,381	$11,826,722	2,777,822	$27,777,884

Class C Shares:
Shares sold	188,527	$1,949,434	526,223	$5,258,893
Shares issued in reinvestment of distributions	4,162	42,325	117	1,149
Shares redeemed	(73,843)	(762,971)	(499,533)	(4,997,200)

Net increase (decrease)	118,846	$1,228,788	26,807	$262,842

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,
	2017		2016[a]
	Shares	Amount	Shares	Amount
Class R Shares:
Shares sold	10,774	$112,554	500,001	$5,000,010
Shares issued in reinvestment of distributions	253	2,586	—	—
Shares redeemed	(1)	(10)	(498,806)	(4,990,010)

Net increase (decrease)	11,026	$115,130	1,195	$10,000

Class R6 Shares:
Shares sold	111,147	$1,158,073	1,993,087	$19,659,680
Shares issued in reinvestment of distributions	48,773	501,391	—	—
Shares redeemed	(136,747)	(1,427,781)	(773,161)	(7,744,210)

Net increase (decrease)	23,173	$231,683	1,219,926	$11,915,470

Advisor Class Shares:
Shares sold	150,611	$1,573,709	2,506,772	$25,097,674
Shares issued in reinvestment of distributions	4,635	47,694	2,934	29,016
Shares redeemed	(33,736)	(349,892)	(238,797)	(2,371,928)

Net increase (decrease)	121,510	$1,271,511	2,270,909	$22,754,762

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to K2 Advisors of 2.05% per year of the average daily net assets of the Fund.

On July 11, 2017, the Board approved the proposal to change the Fund’s investment management fee agreement. The new agreement will be effective on October 1, 2017.

Effective October 1, 2017, the Fund will pay fees of 1.90% per year of the average daily net assets of the Fund.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund. The subadvisory fees are paid by K2 Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Subadvisors
Apollo Credit Management LLC
Candlewood Investment Group, L.P.
Chatham Asset Management, LLC
Ellington Global Asset Management, L.L.C.
Emso Asset Management Limited

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund. The fee is paid by K2 Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$2,392
CDSC retained	$264

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2017, the Fund paid transfer agent fees of $8,714, of which $4,606 was retained by Investor Services.

f. Waiver and Expense Reimbursements

K2 Advisors has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and expenses related to securities sold short) for each class of the Fund do not exceed 1.95%, and Class R6 does not exceed 1.94% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to October 1, 2016, expenses for Class R6 were limited to 1.89%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

g. Other Affiliated Transactions

At May 31, 2017, the shares of the Fund were owned by the following entities:

	Shares	Percentage of Outstanding Shares[a]
Franklin Resources, Inc.	4,999,195	64.9%
Franklin LifeSmart 2025 Retirement Target Fund	340,182	4.4%
Franklin LifeSmart 2035 Retirement Target Fund	295,289	3.8%
Franklin LifeSmart 2045 Retirement Target Fund	200,502	2.6%
Franklin LifeSmart 2030 Retirement Target Fund	117,464	1.5%
Franklin LifeSmart 2020 Retirement Target Fund	100,350	1.3%
Franklin LifeSmart 2040 Retirement Target Fund	95,712	1.2%
Franklin LifeSmart 2050 Retirement Target Fund	73,615	1.0%
Franklin LifeSmart 2055 Retirement Target Fund	18,791	0.2%
	6,241,100	80.9%

aInvestment activities of significant shareholders could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended May 31, 2017, the fund utilized $60,004 of capital loss carryforwards.

The tax character of distributions paid during the years ended May 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income	$3,054,295	$755,686

At May 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$73,731,175

Unrealized appreciation	$3,648,463
Unrealized depreciation	(793,982)

Net unrealized appreciation (depreciation)	$2,854,481

Undistributed ordinary income	$965,418
Undistributed long term capital gains	347,631

Distributable earnings	$1,313,049

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, foreign currency transactions, paydown losses, swaps, offering costs and wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2017, aggregated $199,228,650 and $201,659,543, respectively.

Transactions in options written during the year ended May 31, 2017, were as follows:

	Number of Contracts	Premiums
Options outstanding at May 31, 2016	170	$9,583
Options written	1,885	136,187
Options expired	(785)	(39,514)
Options exercised	(46)	(3,094)
Options closed	(1,154)	(100,649)

Options outstanding at May 31, 2017	70	$2,513

See Notes 1(d) and 8 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk

At May 31, 2017, the Fund had 23.8% of its portfolio invested in high yield and other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Other Derivative Information

At May 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$524	[a]	Variation margin	$22,667	[a]
	Unrealized appreciation on OTC swap contracts	289		Unrealized depreciation on OTC swap contracts	704
Foreign exchange contracts	Investments in securities, at value	2,594	[b]
	Unrealized appreciation on OTC forward exchange contracts	140,426		Unrealized depreciation on OTC forward exchange contracts	286,828
	Unrealized appreciation on OTC swap contracts	8,534
Credit contracts	Variation margin	36,915	[a]	Variation margin	202,893	[a]
	OTC swap contracts (upfront payments)	98,981		OTC swap contracts (upfront receipts)	175,281
	Unrealized appreciation on OTC swap contracts	50,529		Unrealized depreciation on OTC swap contracts	183,861
Equity contracts	Investments in securities, at value	101,779	[b]	Options written, at value	4,550
				Variation margin	4,503	[a]

Totals		$440,571			$881,287

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

For the year ended May 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Investments	$(12,623)[a]	Investments	$4,096 [a]
	Futures contracts	42,222	Futures contracts	178
	Swap contracts	(4,041)	Swap contracts	(18,288)
Foreign exchange contracts	Foreign currency transactions	295,664 [b]	Investments	(4,432)[a]
			Translation of other assets and liabilities denominated in foreign currencies	(169,801)[b]
			Swap contracts	8,534
Credit contracts	Swap contracts	(389,885)	Swap contracts	(155,109)
Equity contracts	Investments	(495,264)[a]	Investments	(51,069)[a]
	Written options	66,367	Written options	(977)
	Futures contracts	(49,082)	Futures contracts	4,091

Totals		$(546,642)		$(382,777)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended May 31, 2017, the average month end fair value of derivatives represented 0.9% of average month end net assets. The average month end number of open derivative contracts for the year was 101.

At May 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$140,426	$286,828
Options Purchased	2,594	—
Swap Contracts	158,333	359,846

Total	$301,353	$646,674

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

8. Other Derivative Information (continued)

At May 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities, and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$13,857	$(9,838)	$—	$—	$4,019
BZWS	37,230	(37,230)	—	—	—
DBAB	26,844	(26,844)	—	—	—
GSCO	18,204	(18,204)	—	—	—
JPHQ	121,998	(121,998)	—	—	—
MSCO	83,220	(83,220)	—	—	—

Total	$301,353	$(297,334)	$—	$—	$4,019

At May 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets, and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a]	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$9,838	$(9,838)	$—	$—	$—
BZWS	62,662	(37,230)	—	—	25,432
DBAB	119,722	(26,844)	—	—	92,878
GSCO	122,722	(18,204)	—	(104,518)	—
JPHQ	229,583	(121,998)	—	—	107,585
MSCO	102,147	(83,220)	—	(18,927)	—

Total	$646,674	$(297,334)	$—	$(123,445)	$225,895

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 49.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Common Stocks and Other Equity Interests	$699,498	$—	$186,736	$886,234
Convertible Preferred Stocks	206,927	—	—	206,927
Preferred Stocks	52,231	—	298,969	351,200
Convertible Bonds	—	627,546	—	627,546
Corporate Bonds and Notes	—	27,364,142	—	27,364,142
Foreign Government and Agency Securities	—	4,804,091	—	4,804,091
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	25,375,747	303,284	25,679,031
Options Purchased	101,779	2,594	—	104,373
U.S. Government and Agency Securities	—	1,329,784	—	1,329,784
Short Term Investments	11,809,659	3,422,669	—	15,232,328

Total Investments in Securities	$12,870,094	$62,926,573	$788,989	$76,585,656

Other Financial Instruments:
Futures Contracts	$12	$—	$—	$12
Forward Exchange Contracts	—	140,426	—	140,426
Swap Contracts	—	96,779	—	96,779

Total Other Financial Instruments	$12	$237,205	$—	$237,217

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

10. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Options Written	$4,550	$—	$—	$4,550
Securities Sold Short[a]	225,588	10,634,083	—	10,859,671
Futures Contracts	8,785	—	—	8,785
Forward Exchange Contracts	—	286,828	—	286,828
Swap Contracts	—	405,843	—	405,843

Total Other Financial Instruments	$238,923	$11,326,754	$—	$11,565,677

a For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio		Index
BOFA	Bank of America, N.A.	ARS	Argentine Peso	ADR	American Depositary Receipt	CDX.NA.HY	CDX North America High Yield
BZWS	Barclays Bank PLC	CZK	Czech Koruna	ARM	Adjustable Rate Mortgage
DBAB	Deutsche Bank, A.G.	EGP	Egyptian Pound	CLO	Collateralized Loan Obligation
GSCO	Goldman Sachs International	EUR	Euro	ETF	Exchange Traded Fund
ICE	Intercontinental Exchange, Inc.	GBP	British Pound	FHLMC	Federal Home Loan Mortgage Corp.
JPHQ	JP Morgan Chase Bank, N.A.	INR	Indian Rupee	FNMA	Federal National Mortgage Association
LCH	LCH.Clearnet LLC	JPY	Japanese Yen	FRN	Floating Rate Note
MSCO	Morgan Stanley & Co., LLC	RUB	Russian Ruble	JIBAR	Johannesburg Interbank Agreed Rate
		SAR	Saudi Riyal	LIBOR	London InterBank Offered Rate
		TRY	Turkish Lira	MSCI	Morgan Stanley Capital International
		USD	United States Dollar	PIK	Payment In-Kind
		ZAR	South African Rand	REIT	Real Estate Investment Trust
				SAFEX	South African Futures Exchange
				SPDR	Standard & Poor Depositary Receipt

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of Franklin K2 Long Short Credit Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin K2 Long Short Credit Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), as of May 31, 2017, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin K2 Long Short Credit Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2017, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $46,651 as long term capital gain dividend for the fiscal year ended May 31, 2017.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $744,874 as short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2017.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	42	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010) and SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	42	Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee and Chairman of the Board since 2011	42	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	16	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	156	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	19	None

Principal Occupation During at Least the Past 5 Years:
President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Templeton Institutional, LLC; Templeton Global Advisors, Limited, and Templeton Investment Counsel, LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as officer and director of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective June 1, 2017, William Y. Yun ceased to be an officer of the trust.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

Shareholder Information

Board Approval of Investment Management Agreements and Sub-Advisory Agreements

FRANKLIN K2 LONG SHORT CREDIT FUND

(“Fund”)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2017, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Apollo Credit Management, LLC

Candlewood Investment Group, L.P.

Chatham Asset Management, LLC

Ellington Global Asset Management, L.L.C.

EMSO Asset Management Limited

Logan Circle Partners, L.P.

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the subadvisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also noted that it received an annual report on all payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the FTI complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Broadridge (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative

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fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, is still evolving, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes. In addition, many of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group and K2 Advisors believes that the Fund’s expenses are consistent with those funds. While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and K2 Advisors’ and its affiliates’ compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation.

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers,

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including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement

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their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in September 2015, the trustees reviewed the investment performance of the Fund and each Sub-Advisor for the one -year period ended December 31, 2016. As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper. The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional alternative credit focus funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2016. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had performed well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

Comparative Expenses and Profitability.

The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the losses realized by K2 Advisors and its affiliates from their relationships with the Fund. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted

that the subadvisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor. Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided and noted that, despite requests by K2 Advisors of such information, the Sub-Advisors had not provided profitability information. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent semi-annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Fund’s contractual management fee rate was in the most expensive quintile of its Lipper expense group (both for the basic expense group and the expense group that only included sub-advised funds) and its total expenses were in the second-most expensive quintile of the basic expense group and the middle quintile for the expense group that only included sub-advised funds. Noting the factors and limitations noted above with respect to the Broadridge Section 15(c) Report and factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services

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provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2016, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

The Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the fact that the Fund had less than two complete years of operating results.

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SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin K2 Long Short Credit Fund

Investment Manager

K2/D&S Management Co., L.L.C.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	948 A 07/17

Annual Report and Shareholder Letter May 31, 2017

Franklin K2 Global Macro Opportunities Fund

A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Fellow Shareholder:

This first annual report for Franklin K2 Global Macro Opportunities Fund covers the period since the Fund’s inception on July 11, 2016, through May 31, 2017. Seeking capital appreciation over a full market cycle, we allocate assets among carefully selected alternative managers as we pursue opportunities across global macro-focused alternative investment strategies. Our robust manager research process seeks to provide access to a talented group of hedge fund managers and strategies. One of our strengths is our application of extensive risk processes, systems and data to seek to ensure risks can be continually measured, monitored and managed.

During the period since the Fund’s inception, the global economy expanded amid improved commodity prices, the Organization of the Petroleum Exporting Countries’ agreement to curb oil production, investor optimism about pro-growth policies in the U.S. and the victory of Emmanuel Macron as France’s president. The U.S. Federal Reserve (Fed) raised its federal funds rate in December 2016 and in March 2017 as policymakers cited ongoing economic expansion. Monetary policy around the globe also remained generally accommodative. In this environment, global developed stock markets, as measured by the MSCI World Index, posted a +16.65% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index, delivered a +20.74% total return.1 Global government bonds, as measured by the Citigroup World Government Bond Index, had a -4.19% total return.1

A couple of weeks after the end of the reporting period, the Fed raised its target range a quarter point to 1.00%–1.25%. Despite low inflation, the Fed made this decision amid signs of a strengthening labor market and moderately rising economic activity.

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct diligent, fundamental analysis of securities with a continual emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing market and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

In addition, Franklin K2 Global Macro Opportunities Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs.

Sincerely,

William Y. Yun, CFA

President and Chief Executive Officer – Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin K2 Global Macro Opportunities Fund

This annual report for Franklin K2 Global Macro Opportunities Fund covers the fiscal year since the Fund’s inception on July 11, 2016, through May 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation over a full business and economic cycle, which may include periods of rising and declining interest rates. The Fund seeks to achieve its investment goal by allocating its assets across global macro-focused investment strategies, which are “non-traditional” or “alternative” strategies that generally focus on macroeconomic opportunities across numerous markets and investments. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are managed by multiple subadvisors, while the Fund’s investment manager has overall responsibility for the Fund’s investments. The Fund’s principal investments include both U.S. and foreign (including emerging markets) securities and exchange traded and over-the-counter (“OTC”) derivative instruments, and may include asset classes such as equities, fixed income, interest rates, currencies or commodities. The Fund invests primarily in a wide range of derivative instruments that provide the Fund with broad exposure, either long or short, to these various asset classes. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

Performance Overview

The Fund’s Class A shares had a -7.64% cumulative total return for the period since the Fund’s inception through period-end. For comparison, the Fund’s primary benchmark, the BofA Merrill Lynch US 3-Month Treasury Bill Index, which is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months, produced a +0.40% total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the HFRX Macro/CTA Index, which measures performance of global macro strategies with exposure to equity, fixed income, hard currency and commodity

Portfolio Composition*

5/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

markets, had a -3.53% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the period under review. In this environment, global developed and emerging market stocks rose significantly, as measured by the MSCI All Country World Index. Global markets were aided by accommodative monetary policies of various central banks, improved industrial commodity prices at certain points during the period, investor optimism about pro-growth policies in the U.S., continued hopes of tax reforms under the Trump administration, the victory of Emmanuel Macron as France’s President and encouraging corporate earnings reports. A deal by major oil producing countries in December to curb oil production also supported global equity markets.

1. Source: Morningstar.

2. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Macro/CTA Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”) and the U.S. executive order banning entry from some Muslim-majority countries. Other headwinds included the health of European banks, concerns surrounding U.S. political turmoil, political worries in the European Union, geopolitical tensions in certain regions and worries about global oversupply in oil production despite a pact to extend cuts.

The U.S. economy expanded during the period. The economy strengthened in 2016’s third quarter, but moderated in the next two quarters, largely due to declines in private inventory investment and government spending. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.9% in July 2016 to 4.3% at period-end.3 Monthly retail sales were volatile, but mostly grew during the period. Annual inflation, as measured by the Consumer Price Index, generally increased during the period. At its December 2016 meeting, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate from 0.25%–0.50% to 0.50%–0.75%. The Fed, at its March 2017 meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%. Following a weak batch of data releases in April, the Fed, at its May meeting, kept its interest rate unchanged.

In Europe, the U.K.’s economy grew at a faster rate in 2016’s fourth quarter over the third quarter, supported by growth in services. However, the nation’s growth rate moderated in 2017’s first quarter, largely due to slower growth in household spending. The Bank of England cut its benchmark interest rate and expanded its massive bond-buying program in August 2016 to boost the nation’s growth. The eurozone’s growth held steady in the first quarter over the previous quarter. The bloc’s annual inflation rate increased gradually to reach its highest level in four years in February, but declined in March. Although it rebounded in April, the inflation rate fell again in May due to slower growth in prices of energy and food products. The European Central Bank, at its April meeting, kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) accelerated in 2016’s fourth quarter and 2017’s first quarter. In April 2017, the Bank of Japan slightly increased its GDP forecasts for the 2018 fiscal year; however, inflation forecasts were reduced.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate several times between November 2016 and May 2017 to spur economic growth. Russia’s GDP grew in

2016’s fourth quarter and 2017’s first quarter compared to the prior-year periods, as oil prices rebounded, exports and industrial production grew, and consumer demand showed signs of improvement. The Bank of Russia reduced its key interest rate in June and September 2016 and in March and April 2017 to try to revive its economy. China’s economic growth decelerated in 2016’s fourth quarter compared to the previous year, although growth edged up in 2017’s first quarter compared to 2016’s first quarter, largely driven by higher government spending. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund’s overall investments, we allocate assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with discretionary and systematic focused global macro strategies. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, and availability of various subadvisors and other investment options, among other things.

Discretionary global macro strategies seek to profit by tactically investing across different asset classes, markets (including emerging markets) and investment opportunities through a combination of fundamental market analysis and quantitative modeling, whereas systematic global macro strategies seek to profit by utilizing quantitative models to identify investment opportunities across different asset classes and markets in order to construct a portfolio of investments. Quantitative trading models are proprietary systems that rely on mathematical computations to identify trading opportunities. Subadvisors may use strategies which include a combination of discretionary and systematic focused strategies.

The Fund may invest in equities and various debt instruments, such as securities of the U.S. government, its agencies and instrumentalities and sovereign, quasi-sovereign and corporate bonds. Such debt instruments may have variable or fixed interest rates, may be of any maturity, duration or credit rating and may include high yield (junk) bonds and distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy). The Fund will use a variety of derivatives to implement its investment strategies, which may include futures

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

contracts, swaps, currency forward contracts, and options. The Fund may engage in active and frequent trading as part of its investment strategies.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

The Fund’s subadvisors for the period under review were P/E Global, Aspect Capital Limited, Graham Capital Management and Emso Asset Management Limited. In aggregate, the Fund had negative returns over the period, with two of the four subadvisors, Graham Capital Management and P/E Global, posting losses. Emso Asset Management and Aspect Capital posted gains.

In terms of the Fund’s aggregate asset class exposure, the top contributors to performance were credit and equity exposures, while commodity, currency and interest-rate exposures were the largest detractors.

Subadvisors
5/31/17

Discretionary Macro
Emso Asset Management Limited

Systematic Macro
Aspect Capital Limited
Graham Capital Management, L.P.
P/E Global LLC

Aggregate positions in emerging market sovereign and corporate credit, equity indexes, industrial metals and precious metals were among the top contributors to performance. Key detractors included aggregate positions in energy, developed markets, government credit, currencies, agriculture and livestock.

In terms of geographic exposures, Greece, Brazil, Argentina, Hungary and Hong Kong contributed to performance. In contrast, exposures to the U.S., Japan, the U.K., Germany and Australia detracted.

In February, we entered into a subadvisory agreement with P/E Global and allocated assets to it. Broadly speaking, we maintained a neutral outlook for systematic macro strategies. Although systematic managers have benefited from recent strong trends in some markets (for example, equities), many other asset classes remained choppy and subject to various challenges, presenting few sustainable trends to follow. The strength of equity trends has led to a reasonable amount of buying, while depressed volatilities have allowed most models to extend their exposures. Although we believe this is unlikely to cause any liquidity issues given the depth of the traded markets, long exposure can nevertheless result in increased sensitivity to a market correction. Most longer-dated systematic strategies should be able to adjust and benefit from a potential prolonged correction, but are less likely to do well in choppy, back-and-forth markets.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

Thank you for your participation in Franklin K2 Global Macro Opportunities Fund. We look forward to continuing to serve your future investment needs.

Robert Christian

Brooks Ritchey
Anthony Zanolla, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

Performance Summary as of May 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
Since Inception (7/11/16)	-7.64%	-12.95%

Advisor
Since Inception (7/11/16)	-7.42%	-7.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (7/11/16–5/31/17)

Advisor Class (7/11/16–5/31/17)

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Distributions (7/11/16–5/31/17)

Share Class	Net Investment Income
A	$0.0581
C	$0.0441
R	$0.0594
R6	$0.0601
Advisor	$0.0595

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	2.25%	4.90%
Advisor	2.00%	4.65%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is actively managed and could experience losses if the investment manager’s or subadvisors’ judgment about particular investments made for the Fund prove to be incorrect. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Liquidity risk may exist when securities have become more difficult to sell, or are unable to be sold, at the price at which they have been valued. The subadvisors may not be successful in maintaining effective and operational trading models used to implement systematic strategies. An issuer of debt securities may fail to make interest payments or repay principal when due. Lower rated or high yield debt securities involve greater credit risk, including the possibility of default or bankruptcy. When interest rates rise, debt security prices tend to fall. Foreign investments are subject to greater investment risk such as political, economic, credit, information and currency fluctuation risks. Investments in emerging markets are subject to the risks of foreign investing and have additional heightened risks. Commodity and commodity-linked investments present unique risks, are speculative and can be extremely volatile. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/17 and a fee waiver related to the management fee paid by a subsidiary. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The BofA Merrill Lynch US 3-Month Treasury Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.

5. Source: Factset. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Macro/CTA Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report. The HFRX Macro/CTA Index measures performance of global macro strategies with exposure to equity, fixed income, hard currency and commodity markets.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1,2]	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$965.10	$10.63	$1,014.11	$10.90	2.17%
C	$1,000	$961.50	$14.43	$1,010.22	$14.78	2.95%
R	$1,000	$965.30	$10.19	$1,014.56	$10.45	2.08%
R6	$1,000	$966.40	$9.02	$1,015.76	$9.25	1.84%
Advisor	$1,000	$967.40	$9.37	$1,015.41	$9.60	1.91%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights

Franklin K2 Global Macro Opportunities Fund

Period Ended May 31, 2017[a]
Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.09)

Net realized and unrealized gains (losses)	(0.66)

Total from investment operations	(0.75)

Less distributions from net investment income	(0.06)

Net asset value, end of period	$9.19

Total return[d]	(7.64)%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction	4.22%

Expenses net of waiver, payments by affiliates and expense reduction	2.16% [f]

Net investment income (loss)	(1.04)%

Supplemental data

Net assets, end of period (000’s)	$90

Portfolio turnover rate	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Global Macro Opportunities Fund (continued)

Period Ended May 31, 2017[a]
Class C
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.15)

Net realized and unrealized gains (losses)	(0.68)

Total from investment operations	(0.83)

Less distributions from net investment income	(0.04)

Net asset value, end of period	$9.13

Total return[d]	(8.27)%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction	4.98%

Expenses net of waiver, payments by affiliates and expense reduction	2.92% [f]

Net investment income (loss)	(1.80)%

Supplemental data

Net assets, end of period (000’s)	$188

Portfolio turnover rate	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Global Macro Opportunities Fund (continued)

Period Ended May 31, 2017[a]
Class R
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.08)

Net realized and unrealized gains (losses)	(0.68)

Total from investment operations	(0.76)

Less distributions from net investment income	(0.06)

Net asset value, end of period	$9.18

Total return[d]	(7.63)%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction	4.18%

Expenses net of waiver, payments by affiliates and expense reduction	2.12% [f]

Net investment income (loss)	(1.00)%

Supplemental data

Net assets, end of period (000’s)	$9

Portfolio turnover rate	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Global Macro Opportunities Fund (continued)

Period Ended May 31, 2017[a]
Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.07)

Net realized and unrealized gains (losses)	(0.68)

Total from investment operations	(0.75)

Less distributions from net investment income	(0.06)

Net asset value, end of period	$9.19

Total return[d]	(7.52)%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction	4.30%

Expenses net of waiver, payments by affiliates and expense reduction	1.94% [f]

Net investment income (loss)	(0.82)%

Supplemental data

Net assets, end of period (000’s)	$9

Portfolio turnover rate	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Global Macro Opportunities Fund (continued)

Period Ended May 31, 2017[a]
Advisor Class
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.07)

Net realized and unrealized gains (losses)	(0.68)

Total from investment operations	(0.75)

Less distributions from net investment income	(0.06)

Net asset value, end of period	$9.19

Total return[d]	(7.42)%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reduction	3.99%

Expenses net of waiver, payments by affiliates and expense reduction	1.93% [f]

Net investment income (loss)	(0.81)%

Supplemental data

Net assets, end of period (000’s)	$22,975

Portfolio turnover rate	239.84%

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2017

Franklin K2 Global Macro Opportunities Fund
		Country	Principal Amount*		Value
	Corporate Bonds and Notes 2.7%
	Oil, Gas & Consumable Fuels 2.7%
	Petrobras Global Finance BV, senior note,
	5.375%, 1/27/21	Brazil	156,000		$160,126
	8.375%, 5/23/21	Brazil	21,000		23,670
	6.125%, 1/17/22	Brazil	59,000		61,390
	Petroleos Mexicanos, senior note,
	6.00%, 3/05/20	Mexico	139,000		150,589
	6.375%, 2/04/21	Mexico	126,000		138,209
	[a,b]FRN, Reg S, 4.77%, 3/11/22	Mexico	42,000		45,612
	[a]Reg S, 5.375%, 3/13/22	Mexico	40,000		42,570

	Total Corporate Bonds and Notes (Cost $601,282)				622,166

	Foreign Government and Agency Securities 10.4%
	Argentine Bonos del Tesoro,
	22.75%, 3/05/18	Argentina	2,351,852	ARS	147,069
	21.20%, 9/19/18	Argentina	1,301,465	ARS	81,600
	Government of Argentina,
	7.82%, 12/31/33	Argentina	220,177	EUR	262,488
	2.26% to 3/31/19, 4.74% thereafter, 12/31/38	Argentina	228,585	EUR	166,062
	[a]Reg S, 5.00%, 1/15/27	Argentina	100,000	EUR	108,525
	senior bond, 7.82%, 12/31/33	Argentina	16,513	EUR	19,867
	[b]senior note, FRN, 22.518%, 10/09/17	Argentina	3,707,312	ARS	229,795
	[a]senior note, Reg S, 3.875%, 1/15/22	Argentina	100,000	EUR	113,497
	senior note, 5.625%, 1/26/22	Argentina	56,000		58,492
a	Government of Egypt, senior note, Reg S, 6.125%, 1/31/22	Egypt	200,000		205,800
c	Government of Hellenic Republic, senior note, 144A, 4.75%, 4/17/19	Greece	235,000	EUR	259,790
	Government of Russia,
	7.40%, 12/07/22	Russia	20,592,000	RUB	361,611
	7.75%, 9/16/26	Russia	2,205,000	RUB	39,323
a	Government of Ukraine, Reg S,
	7.75%, 9/01/19	Ukraine	107,000		109,939
	7.75%, 9/01/21	Ukraine	100,000		101,394
a	National Highways Authority of India, senior note, Reg S, 7.30%, 5/18/22	India	10,000,000	INR	155,707

	Total Foreign Government and Agency Securities (Cost $2,385,887)				2,420,959

	Total Investments before Short Term Investments (Cost $2,987,169)				3,043,125

			Shares
	Short Term Investments 79.5%
	Money Market Funds 75.2%
d,e	Dreyfus Government Cash Management, Institutional Shares, 0.72%	United States	5,366,881		5,366,881
e	Fidelity Investments Money Market Funds, 0.65%	United States	12,142,285		12,142,285

	Total Money Market Funds (Cost $17,509,166)				17,509,166

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

		Country	Principal Amount*	Value
	Repurchase Agreements (Cost $1,006,840) 4.3%
f	Joint Repurchase Agreement, 0.793%, 6/01/17 (Maturity Value $1,006,862)	United States	1,006,840	$1,006,840

BNP Paribas Securities Corp. (Maturity Value $438,999)
Deutsche Bank Securities Inc. (Maturity Value $84,964)
HSBC Securities (USA) Inc. (Maturity Value $438,999)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $43,900)

Collateralized by U.S. Government Agency Securities, 0.83% - 2.375%,
3/28/18 - 4/05/22; [g] U.S. Treasury Bill, 11/16/17; U.S. Treasury Note,
0.75% - 2.125%, 4/15/18 - 2/28/22; and U.S. Treasury Note, Index Linked, 1.375%, 7/15/18 (valued at $1,027,285)

	Total Investments (Cost $21,503,175) 92.6%			21,559,131
	Other Assets, less Liabilities 7.4%			1,712,181

	Net Assets 100.0%			$23,271,312

See Abbreviations on page 37.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2017, the aggregate value of these securities was $883,044, representing 3.8% of net assets.

bThe coupon rate shown represents the rate at period end.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2017, the value of this security was $259,790, representing 1.1% of net assets.

dA portion or all of the security is owned by K2 GMOF Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(e).

eThe rate shown is the annualized seven-day yield at period end.

fSee Note 1(c) regarding joint repurchase agreement.

gThe security was issued on a discount basis with no stated coupon rate.

At May 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Commodity Contracts[a]
Aluminum	Long	10	$480,062	6/19/17	$3,972	$—
Aluminum	Short	10	480,062	6/19/17	2,747	—
Aluminum	Long	7	338,013	9/18/17	—	(3,363)
Brent Crude Oil	Short	12	609,120	6/30/17	34,552	—
Cocoa	Short	3	61,188	7/14/17	—	(1,218)
Coffee	Short	1	48,506	7/19/17	91	—
Copper	Long	4	566,575	6/19/17	—	(24,162)
Copper	Short	4	566,575	6/19/17	388	—
Copper	Long	1	64,500	7/27/17	285	—
Copper	Long	4	569,000	9/18/17	5,713	—
Corn	Short	4	74,400	7/14/17	—	(237)
Gold 100 Oz	Long	5	637,700	8/29/17	4,899	—
Kansas City Wheat	Short	1	21,588	7/14/17	235	—
Low Sulphur Gas Oil	Short	2	127,504	6/30/17	—	(6,636)
Natural Gas	Short	3	92,130	6/28/17	5,593	—
Nickel	Long	1	53,586	6/19/17	—	(1,016)
Nickel	Short	1	53,586	6/19/17	2,097	—
Nickel	Short	1	53,904	9/18/17	1,014	—
RBOB Gasoline	Short	6	402,318	6/30/17	—	(14,348)
Silver	Long	3	261,090	7/27/17	—	(9,212)

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Futures Contracts (continued)
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Commodity Contracts[a] (continued)
Soybean Oil	Short	3	$56,412	7/14/17	$796	$—
Soybeans	Short	11	423,850	7/14/17	20,349	—
Sugar	Short	10	166,544	6/30/17	18,484	—
Sugar	Short	5	84,728	9/29/17	714	—
Wheat	Short	4	85,850	7/14/17	2,176	—
WTI Crude Oil	Short	8	386,560	6/20/17	—	(12,738)
Zinc	Long	5	323,750	6/19/17	—	(28,796)
Zinc	Short	5	323,750	6/19/17	6,098	—
Zinc	Long	1	65,094	9/18/17	—	(972)

			7,477,945		110,203	(102,698)

Currency Contracts
AUD/USD	Long	5	371,600	6/19/17	—	(4,782)
CAD/USD	Short	15	1,110,975	6/20/17	—	(9,480)
EUR/USD	Long	2	281,400	6/19/17	1,426	—
EUR/USD	Short	9	1,266,300	6/19/17	—	(59,692)
GBP/USD	Short	2	161,250	6/19/17	—	(995)
JPY/USD	Short	39	4,412,850	6/19/17	—	(116,618)
MXN/USD	Long	12	320,760	6/19/17	8,292	—
NZD/USD	Long	2	141,940	6/19/17	615	—

			8,067,075		10,333	(191,567)

Equity Contracts
Amsterdam Index	Long	1	117,604	6/16/17	—	(1,903)
CAC 40 10 Euro Index	Long	2	118,323	6/16/17	—	(1,634)
DJIA Mini E-CBOT Index	Long	2	210,020	6/16/17	721	—
DJIA Mini E-CBOT Index	Short	1	105,010	6/16/17	—	(747)
EURO STOXX 50 Index	Long	3	119,738	6/16/17	7,039	—
FTSE 100 Index	Long	3	290,209	6/16/17	4,006	—
FTSE/MIB Index	Long	1	116,593	6/16/17	9,136	—
H-Shares Index	Long	2	134,231	6/29/17	3,414	—
Hang Seng Index	Long	6	980,975	6/29/17	12,110	—
Mini MSCI EAFE Index	Long	3	282,885	6/16/17	13,694	—
Mini MSCI Emerging Market Index	Long	9	451,710	6/16/17	23,712	—
Nasdaq 100 E-Mini Index	Long	2	231,730	6/16/17	16,913	—
Nikkei 225 Index	Long	3	532,551	6/08/17	11,013	—
OMX Stockholm 30 Index	Long	13	245,001	6/16/17	—	(1,231)
Russell 2000 Mini Index	Long	2	136,910	6/16/17	35	—
Russell 2000 Mini Index	Short	12	821,460	6/16/17	3,524	—
S&P 500 E-Mini Index	Long	1	120,555	6/16/17	2,400	—
S&P 500 E-Mini Index	Short	3	361,665	6/16/17	—	(4,391)
S&P Midcap 400 E-Mini Index	Long	1	172,000	6/16/17	1,823	—
S&P/TSX 60 Index	Long	1	134,005	6/15/17	—	(1,020)
SPI 200 Index	Long	2	213,256	6/15/17	—	(856)
TOPIX Index	Long	3	425,282	6/08/17	4,841	—

			6,321,713		114,381	(11,782)

Interest Rate Contracts
10 Yr. Mini Japan Government Bond	Long	1	136,009	6/12/17	570	—
90 Day Bank Bill	Long	6	4,440,250	12/07/17	841	—
90 Day Bank Bill	Long	5	3,699,572	6/07/18	1,407	—
90 Day Bank Bill	Long	6	4,440,032	3/08/18	1,204	—
90 Day Bank Bill	Long	2	1,480,047	9/07/17	123	—
90 Day Bank Bill	Long	3	2,219,471	9/13/18	1,100	—
90 Day Eurodollar	Short	1	246,687	9/18/17	948	—
90 Day Eurodollar	Short	1	246,512	12/18/17	—	(15)
90 Day Eurodollar	Short	1	246,338	3/19/18	—	(40)
90 Day Sterling	Long	1	160,234	12/19/18	79	—

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Futures Contracts (continued)
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts (continued)
90 Day Sterling	Long	1	$159,928	12/18/19	$128	$—
90 Day Sterling	Long	1	160,379	6/20/18	79	—
90 Day Sterling	Long	2	320,178	6/19/19	233	—
90 Day Sterling	Long	1	160,427	3/21/18	31	—
90 Day Sterling	Long	3	480,509	3/20/19	235	—
90 Day Sterling	Long	1	160,315	9/19/18	—	(33)
90 Day Sterling	Long	1	160,009	9/18/19	138	—
Australian 3 Yr. Bond	Long	16	1,339,209	6/15/17	3,487	—
Australian 10 Yr. Bond	Long	3	293,725	6/15/17	2,680	—
Canadian 10 Yr. Bond	Long	9	969,123	9/20/17	4,533	—
Euro BOBL	Long	1	148,496	6/08/17	448	—
Euro BOBL	Long	1	149,406	9/07/17	10	—
Euro-BTP Italian Government Bond	Long	3	448,691	6/08/17	860	—
Euro-BTP Italian Government Bond	Short	1	149,564	6/08/17	402	—
Euro-Bund	Long	2	364,686	6/08/17	2,681	—
Euro-Buxl 30 Yr. Bond	Short	1	189,061	6/08/17	—	(1,594)
Euro Schatz	Short	7	882,834	6/08/17	58	—
Long Gilt	Long	11	1,813,279	9/27/17	5,030	—
U.S. Treasury 2 Yr. Note	Short	1	216,484	9/29/17	—	(48)
U.S. Treasury 5 Yr. Note	Long	8	946,500	9/29/17	2,833	—
U.S. Treasury 10 Yr. Note	Long	38	4,799,281	9/20/17	26,069	—
U.S. Treasury 10 Yr. Note	Short	3	378,891	9/20/17	—	(568)

			32,006,127		56,207	(2,298)

Total Futures Contracts			$53,872,860		$291,124	$(308,345)

Net unrealized appreciation (depreciation)						$(17,221)

aA portion or all of the contracts are owned by K2 GMOF Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(e).

At May 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Brazilian Real	JPHQ	Buy	956,534	300,000		6/21/17	$—	$(5,798)
Brazilian Real	JPHQ	Sell	504,710	150,000		6/21/17	—	(5,234)
Chilean Peso	JPHQ	Buy	65,526,590	100,000		6/21/17	—	(2,819)
Chilean Peso	JPHQ	Sell	66,858,410	100,000		6/21/17	954	(110)
Chinese Yuan	DBAB	Buy	1,100,028	161,389		6/21/17	777	—
Chinese Yuan	DBAB	Sell	1,100,028	158,437		6/21/17	—	(3,729)
Chinese Yuan	MSCO	Buy	1,178,511	168,999		6/21/17	4,738	—
Chinese Yuan	MSCO	Sell	1,178,511	169,278		6/21/17	—	(4,459)
Euro	BOFA	Buy	54,818	60,241		6/21/17	1,410	—
Euro	DBAB	Buy	217,739	241,993		6/21/17	2,890	—
Euro	DBAB	Sell	931,978	998,987		6/21/17	—	(49,177)
Euro	JPHQ	Sell	1,200,000	1,310,488		6/21/17	—	(39,110)
Euro	MSCO	Buy	177,811	195,019		6/21/17	4,959	—
Euro	MSCO	Sell	185,049	201,048		6/21/17	—	(7,072)
Hungarian Forint	JPHQ	Buy	61,842,599	221,877		6/21/17	3,685	—
Hungarian Forint	JPHQ	Sell	31,320,444	100,000	EUR	6/21/17	4,792	(6,564)
Indian Rupee	JPHQ	Buy	32,733,952	500,000		6/21/17	6,082	(134)
Indian Rupee	JPHQ	Sell	6,463,232	100,000		6/21/17	102	—
Indian Rupee	MSCO	Buy	7,872,961	121,967		6/21/17	—	(279)
Mexican Peso	BOFA	Buy	3,202,255	168,560		6/21/17	2,553	—
Mexican Peso	BOFA	Sell	3,202,256	170,315		6/21/17	—	(798)

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Mexican Peso	DBAB	Buy	1,482,759	78,586		6/21/17	$646	$—
Mexican Peso	MSCO	Buy	1,536,997	81,829		6/21/17	300	—
Mexican Peso	MSCO	Sell	6,200,181	330,193		6/21/17	2,418	(3,533)
New Israeli Shekel	JPHQ	Buy	2,164,709	600,000		6/21/17	11,837	—
New Israeli Shekel	JPHQ	Sell	727,344	200,000		6/21/17	—	(5,578)
Taiwan Dollar	JPHQ	Buy	1,502,192	50,000		6/21/17	—	(26)
Taiwan Dollar	JPHQ	Sell	1,528,000	50,000		6/21/17	—	(833)
Norwegian Krone	JPHQ	Buy	3,222,588	380,184		6/21/17	1,760	(409)
Norwegian Krone	JPHQ	Sell	8,407,146	900,000	EUR	6/21/17	33,149	(16,311)
Philippine Peso	JPHQ	Buy	5,014,978	100,000		6/21/17	673	(9)
Philippine Peso	JPHQ	Sell	5,043,761	100,000		6/21/17	—	(1,241)
Polish Zloty	JPHQ	Buy	1,488,737	378,029		6/21/17	22,091	—
Polish Zloty	JPHQ	Sell	421,293	100,000	EUR	6/21/17	1,788	(2,551)
Russian Ruble	BOFA	Sell	5,323,742	90,891		6/21/17	—	(2,510)
Russian Ruble	MSCO	Buy	6,594,300	112,088		6/21/17	3,603	—
Russian Ruble	MSCO	Sell	16,749,488	288,434		6/21/17	—	(5,420)
Singapore Dollar	JPHQ	Sell	140,185	100,000		6/21/17	—	(1,340)
South African Rand	JPHQ	Buy	3,797,209	300,000		6/21/17	—	(11,606)
South African Rand	JPHQ	Sell	1,374,477	100,000		6/21/17	—	(4,390)
South African Rand	MSCO	Sell	1,477,169	106,034		6/21/17	—	(6,156)
South Korean Won	JPHQ	Buy	55,509,214	50,000		6/21/17	—	(407)
South Korean Won	JPHQ	Sell	56,653,287	50,000		6/21/17	—	(616)
Swedish Krona	JPHQ	Buy	2,887,835	330,396		6/21/17	2,289	—
Swedish Krona	JPHQ	Sell	4,820,069	500,000	EUR	6/21/17	15,682	(8,633)
Thailand Baht	JPHQ	Buy	13,790,933	400,000		6/21/17	4,860	—
Thailand Baht	JPHQ	Sell	6,923,450	200,000		6/21/17	—	(3,251)
Turkish Lira	DBAB	Buy	495,863	131,327		6/21/17	8,324	—
Turkish Lira	DBAB	Sell	495,863	128,722		6/21/17	—	(10,928)
Turkish Lira	JPHQ	Buy	730,713	200,000		6/21/17	5,791	—
Turkish Lira	JPHQ	Sell	737,563	200,000		6/21/17	—	(7,720)
Turkish Lira	MSCO	Buy	584,081	159,742		6/21/17	4,753	—
Turkish Lira	MSCO	Sell	154,021	42,226		6/21/17	—	(1,151)
Australian Dollar	MSCO	Buy	1,052,000	792,989		6/23/17	1,151	(12,744)
Australian Dollar	MSCO	Sell	1,813,000	1,356,673		6/23/17	11,489	(1,463)
British Pound	MSCO	Buy	1,989,000	2,561,804		6/23/17	9,019	(6,128)
British Pound	MSCO	Sell	1,702,000	2,106,450		6/23/17	994	(89,168)
Canadian Dollar	MSCO	Buy	1,158,000	865,494		6/23/17	12	(7,872)
Canadian Dollar	MSCO	Sell	1,216,000	897,949		6/23/17	1,963	(4,601)
Euro	MSCO	Buy	2,482,000	2,725,758		6/23/17	65,972	—
Euro	MSCO	Sell	1,951,000	2,091,712		6/23/17	—	(102,753)
Japanese Yen	MSCO	Buy	287,613,000	2,593,406		6/23/17	14,799	(8,449)
Japanese Yen	MSCO	Sell	287,613,000	2,547,348		6/23/17	6,202	(58,613)
Mexican Peso	MSCO	Buy	10,484,000	551,124		6/23/17	8,903	(7)
Mexican Peso	MSCO	Sell	10,484,000	541,853		6/23/17	616	(18,780)
New Zealand Dollar	MSCO	Buy	516,000	360,085		6/23/17	5,382	(53)
New Zealand Dollar	MSCO	Sell	640,000	444,997		6/23/17	—	(8,227)
Swiss Franc	MSCO	Buy	1,379,000	1,392,911		6/23/17	33,104	—
Swiss Franc	MSCO	Sell	1,379,000	1,368,895		6/23/17	—	(57,118)
Argentine Peso	BOFA	Buy	1,891,101	116,735		7/21/17	—	(2,163)
Argentine Peso	BOFA	Sell	1,279,122	79,458		7/21/17	1,964	—
Argentine Peso	BOFA	Buy	290,189	17,294		9/20/17	—	(216)
Euro	JPHQ	Sell	195,124	5,218,795	CZK	11/29/17	17,665	(13,967)
Czech Koruna	MSCO	Sell	4,673,515	173,737	EUR	12/15/17	9,224	(13,751)
Euro	MSCO	Sell	206,132	5,506,602	CZK	12/15/17	14,721	(11,007)
Czech Koruna	MSCO	Sell	2,031,397	76,860	EUR	1/10/18	4,376	(4,872)
Euro	MSCO	Sell	76,449	2,031,397	CZK	1/10/18	3,133	(2,170)
Euro	MSCO	Sell	411	455		1/10/18	—	(12)

Total Forward Exchange Contracts							$363,595	$(644,036)

Net unrealized appreciation (depreciation)								$(280,441)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

At May 31, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counterparty/ Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts

Contracts to Buy Protection

Single Name
Government of Turkey	1.00%	ICE	$405,000	6/20/21	$24,334	$—	$(15,428)	$8,906
Government of Mexico	1.00%	ICE	191,000	12/20/21	5,408	—	(4,912)	496
Government of South Africa	1.00%	ICE	275,000	12/20/21	18,824	—	(10,251)	8,573
Government of South Korea	1.00%	ICE	207,885	12/20/21	(5,982)	1,550	—	(4,432)
Government of Turkey	1.00%	ICE	43,000	12/20/21	2,630	—	(1,168)	1,462
Government of South Africa	1.00%	ICE	168,000	6/20/22	8,826	—	(1,832)	6,994

Contracts to Sell Protection[c]

Single Name
Government of Russia	1.00%	ICE	393,000	12/20/21	(14,594)	8,391	—	(6,203)	BB+

Total Credit Default Swap Contracts			$1,682,885		$39,446	$9,941	$(33,591)	$15,796

Net unrealized appreciation (depreciation)							$(23,650)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps.

See Notes 1(d) and 7 regarding derivative financial instruments and other derivative information, respectively.

At May 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
Description	Counterparty/ Exchange	Notional Amount		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.56%	LCH	78,445	GBP	11/29/46	$—	$(3,928)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.60%	LCH	38,267	GBP	12/03/46	—	(2,392)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.29%	LCH	71,000	GBP	2/28/67	—	(833)
Receive Floating rate 6 Month GBP-LIBOR Pay Fixed rate 1.44%	LCH	85,166	GBP	1/07/47	—	(1,207)
Receive Fixed rate 7.43% Pay Floating rate 3 Month ZAR-JIBAR-SAFEX	LCH	2,073,775	ZAR	6/21/22	294	—

Total Interest Rate Swap Contracts					$294	$(8,360)

Net unrealized appreciation (depreciation)						$(8,066)

See Abbreviations on page 37.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

May 31, 2017

Franklin K2 Global Macro Opportunities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$20,496,335
Cost - Repurchase agreements	1,006,840

Total cost of investments	$21,503,175

Value - Unaffiliated issuers	$20,552,291
Value - Repurchase agreements	1,006,840

Total value of investments	21,559,131
Foreign currency, at value (cost $607)	340
Receivables:
Investment securities sold	4,415
Capital shares sold	20,000
Interest	68,729
Affiliates	128,681
Due from brokers	1,819,271
Variation margin	41,821
Offering costs	38,861
Unrealized appreciation on OTC forward exchange contracts	363,595
Other assets	17

Total assets	24,044,861

Liabilities:
Payables:
Investment securities purchased	6,039
Distribution fees	169
Transfer agent fees	60
Professional fees	50,101
Due to brokers	23,615
Unrealized depreciation on OTC forward exchange contracts	644,036
Accrued expenses and other liabilities	49,529

Total liabilities	773,549

Net assets, at value	$23,271,312

Net assets consist of:
Paid-in capital	$24,123,399
Undistributed net investment income	156,975
Net unrealized appreciation (depreciation)	(273,050)
Accumulated net realized gain (loss)	(736,012)

Net assets, at value	$23,271,312

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2017

Franklin K2 Global Macro Opportunities Fund

Class A:
Net assets, at value	$89,617

Shares outstanding	9,752

Net asset value per share[a]	$9.19

Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.75

Class C:
Net assets, at value	$188,361

Shares outstanding	20,635

Net asset value and maximum offering price per share[a]	$9.13

Class R:
Net assets, at value	$9,180

Shares outstanding	1,000

Net asset value and maximum offering price per share	$9.18

Class R6:
Net assets, at value	$9,192

Shares outstanding	1,000

Net asset value and maximum offering price per share	$9.19

Advisor Class:
Net assets, at value	$22,974,962

Shares outstanding	2,499,019

Net asset value and maximum offering price per share	$9.19

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the period ended May 31, 2017a

Franklin K2 Global Macro Opportunities Fund

Investment income:
Dividends	$45,347
Interest	193,557

Total investment income	238,904

Expenses:
Management fees (Note 3a)	437,618
Distribution fees: (Note 3c)
Class A	60
Class C	1,215
Class R	16
Transfer agent fees: (Note 3e)
Class A	1
Class C	2
Class R6	26
Advisor Class	399
Custodian fees (Note 4)	40,001
Reports to shareholders	11,085
Registration and filing fees	9,591
Professional fees	75,830
Trustees’ fees and expenses	5
Amortization of offering costs	307,097
Other	5,539

Total expenses	888,485

Expense reductions (Note 4)	(44)
Expenses waived/paid by affiliates (Note 3f)	(474,469)

Net expenses	413,972

Net investment income (loss)	(175,068)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	148,964
Foreign currency transactions	117,322
Futures contracts	(1,694,905)
Swap contracts	(4,424)

Net realized gain (loss)	(1,433,043)

Net change in unrealized appreciation (depreciation) on:
Investments	55,956
Translation of other assets and liabilities denominated in foreign currencies	(280,069)
Futures contracts	(17,221)
Swap contracts	(31,716)

Net change in unrealized appreciation (depreciation)	(273,050)

Net realized and unrealized gain (loss)	(1,706,093)

Net increase (decrease) in net assets resulting from operations	$(1,881,161)

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Changes in Net Assets

Franklin K2 Global Macro Opportunities Fund

Period Ended May 31, 2017[a]
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(175,068)
Net realized gain (loss)	(1,433,043)
Net change in unrealized appreciation (depreciation)	(273,050)

Net increase (decrease) in net assets resulting from operations	(1,881,161)

Distributions to shareholders from:
Net investment income:
Class A	(183)
Class C	(661)
Class R	(60)
Class R6	(60)
Advisor Class	(148,675)

Total distributions to shareholders	(149,639)

Capital share transactions: (Note 2)
Class A	91,676
Class C	200,616
Class R	10,000
Class R6	10,000
Advisor Class	24,989,820

Total capital share transactions	25,302,112

Net increase (decrease) in net assets	23,271,312
Net assets:
End of period	$23,271,312

Undistributed net investment income included in net assets:
End of period	$156,975

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin K2 Global Macro Opportunities Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Global Macro Opportunities Fund (Fund) is included in this report. The Fund commenced operations on July 11, 2016, with five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Effective August 1, 2016, the Fund began publicly offering its shares. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Consolidated Statement of Investments, had been entered into on May 31, 2017.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to commodity price, interest rate, certain foreign currencies and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

in net assets over various periods of time. In the event of default interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 7 regarding other derivative information.

e. Investments in K2 GMOF Holdings Corp. (K2 Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the K2 Subsidiary. The K2 Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2017, the K2 Subsidiary’s investments, as well as any other assets and liabilities of the K2 Subsidiary, are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the K2 Subsidiary. All inter-company transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the K2 Subsidiary’s income. Net losses incurred by the K2 Subsidiary cannot offset income earned by the Fund and cannot be carried back or forward by the K2 Subsidiary to offset income from prior or future years. At May 31, 2017, the net assets of the K2 Subsidiary were

$5,710,702, representing 24.5% of the Fund’s consolidated net assets. The Fund’s investment in the K2 Subsidiary is limited to 25% of consolidated assets.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2017, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions (or expected to be taken in future tax years).

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Period Ended May 31, 2017[a]
	Shares	Amount

Class A Shares:
Shares sold	9,921	$93,309
Shares issued in reinvestment of distributions	13	125
Shares redeemed	(182)	(1,758)

Net increase (decrease)	9,752	$91,676

Class C Shares:
Shares sold	20,588	$200,170
Shares issued in reinvestment of distributions	65	617
Shares redeemed	(18)	(171)

Net increase (decrease)	20,635	$200,616

Class R Shares:
Shares sold	1,001	$10,010
Shares redeemed	(1)	(10)

Net increase (decrease)	1,000	$10,000

Class R6 Shares:
Shares sold	1,001	$10,010
Shares redeemed	(1)	(10)

Net increase (decrease)	1,000	$10,000

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

	Period Ended May 31, 2017[a]
	Shares	Amount

Advisor Class Shares:
Shares sold	2,499,776	$24,996,798
Shares issued in reinvestment of distributions	17	163
Shares redeemed	(774)	(7,141)

Net increase (decrease)	2,499,019	$24,989,820

aFor the period July 11, 2016 (commencement of operations) to May 31, 2017.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and K2 Subsidiary pay an investment management fee to K2 Advisors of 2.05% per year of the average daily net assets of the Fund and K2 Subsidiary. Management fees paid by the Fund are reduced on assets invested in the K2 Subsidiary, in an amount not to exceed the management fees paid by the K2 Subsidiary

On July 11, 2017, the Board approved the proposal to change the Fund’s investment management fee agreement. The new agreement will be effective on October 1, 2017.

Effective October 1, 2017, the Fund and K2 Subsidiary will pay fees of 1.90% per year of the average daily net assets of the Fund and K2 Subsidiary.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund or K2 Subsidiary. The subadvisory fees are paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

Subadvisors
Aspect Capital Limited
Emso Asset Management Limited
Graham Capital Management L.P.
P/E GLOBAL LLC

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund and K2 Subsidiary. The fee is paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$105

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended May 31, 2017, the Fund paid transfer agent fees of $428, of which $285 was retained by Investor Services.

f. Waiver and Expense Reimbursements

K2 Advisors has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and expenses related to securities sold short) for each class of the Fund do not exceed 1.95%, and Class R6 does not exceed 1.94% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g. Other Affiliated Transactions

At May 31, 2017, Franklin Resources, Inc. owned 98.8% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended May 31, 2017, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$297,021
Long term	503,314

Total capital loss carryforwards	$800,335

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At May 31, 2017, the Fund deferred late-year ordinary losses of $77,479.

The tax character of distributions paid during the period ended May 31, 2017, was as follows:

Distributions paid from ordinary income	$149,639

At May 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$21,510,122

Unrealized appreciation	$974,282
Unrealized depreciation	(925,273)

Net unrealized appreciation (depreciation)	$49,009

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, investments in the K2 Subsidiary and offering costs.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended May 31, 2017, aggregated $7,627,592 and $5,233,012, respectively.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

7. Other Derivative Information

At May 31, 2017, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$56,501	[a]	Variation margin	$10,658	[a]
Foreign exchange contracts	Variation margin	10,333	[a]	Variation margin	191,567	[a]
	Unrealized appreciation on OTC forward exchange contracts	363,595		Unrealized depreciation on OTC forward exchange contracts	644,036
Credit contracts	Variation margin	9,941	[a]	Variation margin	33,591	[a]
Equity contracts	Variation margin	114,381	[a]	Variation margin	11,782	[a]
Commodity contracts	Variation margin	110,203	[a]	Variation margin	102,698	[a]

Totals		$664,954			$994,332

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended May 31, 2017, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Period	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$(532,474)	Futures contracts	$53,909
	Swap contracts	4,615	Swap contracts	(8,066)
Foreign exchange contracts	Foreign currency transactions	111,167 [a]	Translation of other assets and liabilities denominated in foreign currencies	(280,441)[a]
	Futures contracts	(296,382)	Futures contracts	(181,234)
	Swap contracts	4,448
Credit contracts	Swap contracts	(13,487)	Swap contracts	(23,650)
Equity contracts	Futures contracts	(68,425)	Futures contracts	102,599
	Investments	(1,880)[b]
Commodity contracts	Futures contracts	(797,624)	Futures contracts	7,505

Totals		$(1,590,042)		$(329,378)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

bPurchased option contracts are included in net realized gain (loss) from investments in the Consolidated Statement of Operations.

For the period ended May 31, 2017, the average month end fair value of derivatives represented 3.7% of average month end net assets. The average month end number of open derivative contracts for the period was 325.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

At May 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$363,595	$644,036

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At May 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Received	Cash Collateral Received	Net Amount (Not Less than Zero)
Counterparty
BOFA	$5,927	$(5,687)	$—	$—	$240
DBAB	12,637	(12,637)	—	—	—
JPHQ	133,200	(133,200)	—	—	—
MSCO	211,831	(211,831)	—	—	—

Total	$363,595	$(363,355)	$—	$—	$240

At May 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financials Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not Less than Zero)
Counterparty
BOFA	$5,687	$(5,687)	$—	$—	$—
DBAB	63,834	(12,637)	—	—	51,197
JPHQ	138,657	(133,200)	—	—	5,457
MSCO	435,858	(211,831)	—	(224,027)	—

Total	$644,036	$(363,355)	$—	$(224,027)	$56,654

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 37.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Fund began participating in the Global Credit Facility on February 10, 2017.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended May 31, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Corporate Bonds and Notes	$—	$622,166	$—	$622,166
Foreign Government and Agency Securities	—	2,420,959	—	2,420,959
Short Term Investments	17,509,166	1,006,840	—	18,516,006

Total Investments in Securities	$17,509,166	$4,049,965	$—	$21,559,131

Other Financial Instruments:
Futures Contracts	$291,124	$—	$—	$291,124
Forward Exchange Contracts	—	363,595	—	363,595
Swap Contracts	—	10,235	—	10,235

Total Other Financial Instruments	$291,124	$373,830	$—	$664,954

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Global Macro Opportunities Fund (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Futures Contracts	$308,345	$—	$—	$308,345
Forward Exchange Contracts	—	644,036	—	644,036
Swap Contracts	—	41,951	—	41,951

Total Other Financial Instruments	$308,345	$685,987	$—	$994,332

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America, N.A.	ARS	Argentine Peso	EAFE	Europe, Australasia & Far East
DBAB	Deutsche Bank, AG	AUD	Australian Dollar	FRN	Floating Rate Note
ICE	Intercontinental Exchange, Inc.	CAD	Canadian Dollar	FTSE	Financial Times Stock Exchange
JPHQ	JP Morgan Chase Bank, N.A.	CZK	Czech Koruna	JIBAR	Johannesburg Interbank Agreed Rate
LCH	LCH.Clearnet LLC	EUR	Euro	LIBOR	London InterBank Offered Rate
MSCO	Morgan Stanley & Co., LLC	GBP	British Pound	MSCI	Morgan Stanley Capital International
		INR	Indian Rupee	OMX	Stockholm Stock Exchange
		JPY	Japanese Yen	SAFEX	South African Futures Exchange
		MXN	Mexican Peso	TOPIX	Tokyo Price Index
		NZD	New Zealand Dollar	TSX	Toronto Stock Exchange
		RUB	Russian Ruble
		USD	United States Dollar
		ZAR	South African Rand

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of Franklin K2 Global Macro Opportunities Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin K2 Global Macro Opportunities Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), as of May 31, 2017, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the financial highlights for the period from July 11, 2016 (commencement of operations) through May 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Franklin K2 Global Macro Opportunities Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2017, the consolidated results of its operations, the consolidated changes in its net assets and the financial highlights for the period from July 11, 2016 (commencement of operations) through May 31, 2017, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	42	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010) and SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	42	Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2011	16	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee and Chairman of the Board since 2011	42	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2015	16	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	156	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	19	None

Principal Occupation During at Least the Past 5 Years:
President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Templeton Institutional, LLC; Templeton Global Advisors, Limited, and Templeton Investment Counsel, LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton Investments.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as officer and director of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective June 1, 2017, William Y. Yun ceased to be an officer of the trust.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

Shareholder Information

Board Approval of Investment Management Agreement and Sub-Advisory Agreements

FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

(“Fund”)

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 16, 2016, unanimously approved the Investment Management Agreement between Franklin Alternatives Strategies Funds (Trust), on behalf of Franklin K2 Global Macro Fund (Fund), and K2 Advisors/ D&S Management Co., L.L.C. (K2 Advisors), and each Sub-Advisory Agreement between K2 Advisors and each of EMSO Asset Management Limited (EMSO), Graham Capital Management, L.P. (Graham), and Aspect Capital Limited (together with EMSO and Graham, the Sub-Advisors).

Prior to a meeting of all of the trustees for the purpose of considering such approvals, the trustees participated in two other meetings held in connection with the approval process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager and Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management agreement and the sub-advisory agreements, including the investment management and sub-advisory fee structure provided for in the agreements, were fair and reasonable.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the proposed form of investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor would provide to the Fund, and the proposed investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the diligence conducted on each Sub-Advisor and the reasons for recommending each Sub-Advisor, as a sub-advisor for the Fund, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto.

The Board’s consideration of whether to approve the investment management agreement and each sub-advisory agreement took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by K2 Advisors and each Sub-Advisor to the Fund under the proposed investment management agreement and sub-advisory agreements, respectively; (2) K2 Advisors’ and each Sub-Advisor’s experience as a manager of other funds and accounts; (3) K2 Advisors’ and each Sub-Advisor’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed investment management agreement and sub-advisory agreements; (5) the pricing structure (including fee waivers and the estimated expense ratio to be borne by shareholders) of the Fund; (6) the personnel, operations, financial condition and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other global macro funds; (7) profitability matters; (8) reports from K2 Advisors on the diligence conducted on each Sub-Advisor and the reasons for recommending each Sub-Advisor as a sub-advisor for the Fund, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (9) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. Particular attention was given to (1) the diligent risk management program of K2 Advisors, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to carry out the Fund’s investment goals.

The Board was also provided with a report from Lipper, Inc., an independent third party (Lipper), comparing the Fund’s

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

SHAREHOLDER INFORMATION

proposed fees with the fees of other funds in the Fund’s Lipper selected peer group (Lipper Report). The Board reviewed this information and its usefulness in the approval process with respect to matters such as comparative fees and expense ratios. The Board considered that the Lipper Report contains only a limited number of multi-manager funds. The Board concluded that the Lipper Report was helpful in the performance of its duties.

The following sets forth some of the primary information and factors relevant to the Board’s decisions. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services to be provided by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s proposed investment goal, K2 Advisors’ and each Sub-Advisor’s proposed investment strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment goal and/or investment strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices and investment decision processes. The Board noted the responsibilities that K2 Advisors would have as the Fund’s investment manager, including (1) due diligence of the Sub-Advisors, their respective trading strategies, risk management, operations and businesses, (2) oversight and monitoring of the day-to-day investment activities of the Sub-Advisors and the ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) on-going oversight and monitoring of the Sub-Advisors’ compliance with the investment mandate, compliance policies and procedures and federal securities laws, (6) preparing quarterly reports to the Board, and (7) the implementation of Board directives as they relate to the Fund. The trustees considered the successful performance of K2 Advisors in managing Franklin K2 Alternative Strategies Fund (K2 ASF) and Franklin K2 Long Short Credit Fund (K2 LSCF). The trustees also took into account that the investment management arrangement for the Fund involved the use of a wholly owned Cayman Island subsidiary for certain holdings and that K2 Advisors waives a portion of investment management fees from the Fund to the extent it receives investment management fees from such subsidiary corporation.

With respect to the sub-advisory services to be provided by the Sub-Advisors, the Board noted the responsibilities that each Sub-Advisor would have with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing other investment products with investment strategies similar to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies.

The trustees reviewed the Fund’s portfolio management team at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. The trustees considered various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors in proposing each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance capabilities, and efforts to integrate each Sub-Advisor’s operations, policies, procedures and compliance functions with those of K2 Advisors. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with U.S. Securities and Exchange Commission and other requirements. They also considered the nature, extent and quality of the services to be provided under the other service agreements with affiliates of K2 Advisors.

Based on their review, the trustees were satisfied with the nature and quality of the overall services to be provided by K2 Advisors, its affiliates and each Sub-Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective proposed investment strategy and to provide quality services to the Fund and its shareholders.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The Board noted that, as the Fund had not yet commenced investment operations, there was no investment performance for the Fund. As noted earlier, the Board did consider the investment performance of K2 Advisors in managing K2 ASF and K2-LSCF, as well as the investment performance of each Sub-Advisor in managing other investment products with investment strategies similar to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board also considered the proposed performance benchmarks for the Fund and how such benchmarks were selected by K2 Advisors and would be utilized to measure performance of K2 Advisors and each Sub-Advisor.

COMPARATIVE EXPENSES AND PROFITABILITY. The Board considered the cost of the services to be provided and the profits to be realized by K2 Advisors (and its affiliates) and each Sub-Advisor from their respective relationships with the Fund. The Board noted that K2 Advisors, its affiliates and each Sub-Advisor could not report any financial results from their relationships with the Fund because the Fund had not yet commenced investment operations, and thus, the Board could not evaluate K2 Advisors’, its affiliates’ or each Sub-Advisor’s profitability with respect to the Fund. The Board considered that the Fund is expected to incur considerable expenses in its first year of operation, which will largely be absorbed by K2 Advisors through expense waivers, and is not anticipated to generate significant, if any, profit for K2 Advisors and/or its affiliates for some time.

In considering the appropriateness of the investment management fee charged to the Fund, the Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees would be paid by K2 Advisors to each Sub-Advisor and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees to be paid by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and each Sub-Advisor. The trustees considered various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board considered the extent to which K2 Advisors and each Sub-Advisor may derive ancillary benefits from Fund operations.

Consideration was also given to the information in the Lipper Report on other alternative global macro funds determined by Lipper to be in the Fund’s expense group (the “Comparable Funds”). It was noted that the Lipper contractual management fee analysis includes administrative charges as being part of the management fee. The Board noted that the contractual investment management fee of the Fund was within the range of fees charged by the Comparable Funds. The Board also noted that the expected total expenses (including the proposed fee waiver and expense limitation arrangements) of the Fund were within the range of total expenses of the Comparable Funds (including the Comparable Funds’ fee waiver and expense limitation arrangements). It was noted that the Lipper Report presented a limited comparison because, as discussed earlier, of the limited number of multi-manager funds available for inclusion in the Lipper Report due to the nature of the Fund.

Based upon its consideration of all these factors, the Board determined that the investment management and sub-advisory fee structure was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by K2 Advisors, its affiliates and each Sub-Advisor as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management and sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. Because the Fund had not yet commenced operations, the Board concluded that economies of scale were difficult to consider at this time.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 GLOBAL MACRO OPPORTUNITIES FUND

SHAREHOLDER INFORMATION

franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	47

Annual Report and Shareholder Letter

Franklin K2 Global Macro Opportunities Fund

Investment Manager

K2/D&S Management Co., L.L.C.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	973 A 07/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $278,106 for the fiscal year ended May 31, 2017 and $221,182 for the fiscal year ended May 31, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $4,445 for the fiscal year ended May 31, 2017 and $4,299 for the fiscal year ended May 31, 2016. The services for which these fees were paid include identifying passive foreign investment companies to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $75,060 for the fiscal year ended May 31, 2017 and $114,500 for the fiscal year ended May 31, 2016. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $79,505 for the fiscal year ended May 31, 2017 and $118,799 for the fiscal year ended May 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

N/A

Item 6. Schedule of Investments.

N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN ALTERATIVE STRATEGIES FUNDS

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date July 27, 2017

By	/s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date July 27, 2017